Fidelity's

Broadly Diversified International Equity

Funds

Fidelity® Global Balanced Fund

Fidelity International Growth & Income Fund

Fidelity Diversified International Fund

Fidelity Aggressive International Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

Annual Report

for the year ending
October 31, 2001
and
Prospectus
dated December 29, 2001

(2_fidelity_logos)

Contents

Market Recap	A-3	A review of what happened in world markets during the past twelve months.
Global Balanced Fund	A-4	Performance
	A-5	Fund Talk: The Manager's Overview
	A-7	Investment Changes
	A-8	Investments
	A-12	Financial Statements
International Growth & Income Fund	A-15	Performance
	A-19	Fund Talk: The Manager's Overview
	A-21	Investment Changes
	A-22	Investments
	A-26	Financial Statements
Diversified International Fund	A-28	Performance
	A-29	Fund Talk: The Manager's Overview
	A-31	Investment Changes
	A-32	Investments
	A-39	Financial Statements
Aggressive International Fund	A-41	Performance
	A-42	Fund Talk: The Manager's Overview
	A-44	Investment Changes
	A-45	Investments
	A-47	Financial Statements
Overseas Fund	A-49	Performance
	A-50	Fund Talk: The Manager's Overview
	A-52	Investment Changes
	A-53	Investments
	A-56	Financial Statements
Worldwide Fund	A-58	Performance
	A-59	Fund Talk: The Manager's Overview
	A-61	Investment Changes
	A-62	Investments
	A-67	Financial Statements
Notes to Financial Statements	A-69	Notes to the Financial Statements
Report of Independent Accountants	A-73
Independent Auditors' Report	A-74
Distributions	A-75

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Other third party marks appearing herein are the property of their respective owners.

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(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks during the 12-month period ending October 31, 2001. For instance, the Morgan Stanley Capital InternationalSM (MSCI®) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75%, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex-Japan index - an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%.

Europe: A major benchmark of stock performance in Europe - the MSCI Europe index - experienced a decline similar to other international indexes, falling 22.61% during the past 12 months. The collapse of TMT stocks - those in the technology, media and telecommunications sectors - continued to hamper the continent's equity market performance. Concerned about the building of inflationary pressures earlier in the year, the European Central Bank finally cut rates in August and September in an effort to stimulate economic growth, but stock prices plunged further in the aftermath of the September 11 terrorist attacks on the U.S. The U.K.'s Bank of England also cut rates in an effort to prevent the economy from slipping into recession.

Emerging Markets: As mentioned earlier, the MSCI All Country Asia Free ex-Japan index lost nearly 25% during the past year. Hong Kong, the largest component of the index, was one of the worst detractors, due primarily to the global collapse of the telecommunications sector. Taiwan, at roughly 16% of the index, suffered a dramatic curtailment in tech-related exports. Taiwan was further battered in September, first by the terrorist acts against the U.S. that resulted in a steep sell-off of Taiwanese shares, then by Typhoon Nari, which hit the island only a few days later. Latin America didn't fare much better. The MSCI Emerging Markets Free-Latin America Index, a proxy for stock markets in Latin American nations, lost 19.55% during the period. Declining exports to the U.S., a possible debt default in Argentina and power shortages in Brazil were just a few of the region's problems.

Japan and the Far East: The Tokyo Stock Exchange Index - a gauge of the Japanese market better known as TOPIX - fell 30.97% during the period. The world's second-largest economy behind the U.S., Japan seemed destined to join its counterpart across the Pacific in a recession, as a tremendously weak export environment with its largest trading partner - America - pressured economic growth and stock prices downward. The election of a new prime minister with a commitment to economic and political reform temporarily boosted stocks, but their performance soon slumped once again.

U.S. and Canada: The tragic events of September 11 accelerated the downward momentum of an already-weak U.S. economy, contributing to a decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP shortfall since 1993. Faced with a recession, Corporate America continued to cut costs, driving the U.S. unemployment rate to its highest level since 1996. Consumer confidence, one of the linchpins of the American economy, finally buckled, and consumer spending dropped to its lowest point in more than a decade. In response, investors withdrew nearly $30 billion from stock mutual funds in September 2001, the largest monthly outflow on record, according to the Investment Company Institute (ICI). A strong equity rally in October, coupled with aggressive interest-rate easing by the U.S. Federal Reserve Board, sparked hopes of a long-awaited recovery, perhaps in mid-2002. To the north, the Canadian equity market - as measured by the Toronto Stock Exchange (TSE) 300 - fell in sync with other markets around the world. As export activity dried up, so too did capital inflows into the TMT sectors, a scenario that contributed greatly to the TSE 300's 30.17% dive during the past 12 months.

Bonds: U.S. investment-grade bonds posted double-digit advances in the past 12 months, according to the Lehman Brothers ® Aggregate Bond Index, which returned 14.56%. Among investment-grade categories, corporates had a slight performance edge as investors sought higher-yielding securities for most of the period. The Lehman Brothers Credit Bond Index was up 15.80% for the year. Agencies were right behind at 15.46% according to the Lehman Brothers U.S. Agency Index. Treasuries gained significant ground late in the period as investors refocused on securities with less credit risk. The Lehman Brothers Treasury Index was up 14.95% for the year. Significant prepayment activity held back mortgage bond returns somewhat, but the Lehman Brothers Mortgage-Backed Securities Index still gained a solid 13.08%. Elsewhere, emerging-markets debt outperformed developed-nation government bonds. The J.P. Morgan Emerging Markets Bond Index returned 10.87% for the past 12 months, while the Salomon Smith Barney Non-U.S. World Government Bond Index was up 6.90%.

Annual Report

Global Balanced

|

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® Global Balanced	-12.36%	40.51%	97.40%
Fidelity Global Balanced Composite	-12.86%	24.62%	n/a*
MSCI® World	-25.51%	26.59%	113.79%
SSB World Govt Bond	8.89%	16.43%	63.70%
Global Flexible Portfolio Funds Average	-13.50%	35.28%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 1, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Global Balanced Composite Index - a hypothetical combination of unmanaged indices, combining the total returns of the Morgan Stanley Capital International (MSCI) World Index and the Salomon Smith Barney World Government Bond Index using a weighting of 60% to 40%, respectively. To measure how the fund's performance stacked up against its peers, you can compare it to the global flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 88 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Global Balanced	-12.36%	7.04%	8.08%
Fidelity Global Balanced Composite	-12.86%	4.50%	n/a*
Global Flexible Portfolio Funds Average	-13.50%	6.06%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Global Balanced Fund on February 26, 1993, shortly after the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $18,818 - an 88.18% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International World Index and Salomon Smith Barney World Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Morgan Stanley Capital International World Index would have grown to $20,936 - a 109.36% increase and the Salomon Smith Barney World Government Bond Index would have grown to $15,968 - a 59.68% increase. You can also look at how the Fidelity Global Balanced Composite Index did over the same period. The composite index combines the total returns of the Morgan Stanley Capital International (MSCI) World Index and the Salomon Smith Barney World Government Bond Index, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $19,194 - a 91.94% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Global Balanced

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Fidelity Global Balanced Fund

Q. How did the fund perform, Rick?

A. For the 12-month period that ended October 31, 2001, the fund returned -12.36%. In comparison, the fund slightly outperformed the Fidelity Global Balanced Composite Index - a 60%/40% blend of the Morgan Stanley Capital International (MSCI) World Index and the Salomon Smith Barney World Government Bond Index - which declined 12.86%. The fund also outperformed the global flexible portfolio funds average tracked by Lipper Inc., which fell 13.50%.

Q. What factors influenced the fund's performance during the past year?

A. While I'm disappointed by its negative absolute return, the fund did manage to outperform its benchmark and peer group average during one of the most difficult investment environments in years. A global economic slowdown ignited by weakness in the U.S. economy and industry-specific troubles in a variety of sectors prompted a crescendo of corporate earnings disappointments around the world. In this unfavorable equity market environment, investors boosted demand for fixed-income investments, which offered more stability. This shift in sentiment enabled bonds to generate double-digit percentage gains while equities plummeted, on average, by a similar amount. This weak equity environment was exacerbated by the tragic events in the U.S. on September 11, which served to send the world's equity markets down in the aftermath of plunging American share prices. Many of the world's markets fell to levels not seen in three years or more, as investors attempted to differentiate which businesses would be hurt most by the unfortunate events in the U.S. During this market sell-off in the two weeks of trading immediately after September 11, holding about one-third of the fund's assets in better-performing fixed-income securities proved valuable. Bonds generally eked out modest gains during September, while domestic and international equities declined by roughly 10% or more, on average.

Q. Could you describe in more detail the performance of the fund's equity component, which comprised roughly two-thirds of the fund's net assets on average during the period?

A. During the past year, the fund's equity subportfolio returned -24.47%, which was in line with the -24.90% return of the Standard & Poor's 500 Index, a popular benchmark of larger U.S. companies, and the -24.75% return for the Morgan Stanley Capital International Europe, Australasia and Far East Index, a commonly used proxy for overseas equity performance. Looking at individual sectors, our stock selection in the consumer staples and information technology (IT) sectors enhanced the fund's relative return. More specifically, strong stock picking in the food, beverage, tobacco and personal products industries helped us generate a positive return in the consumer staples sector - nearly five percentage points better than the MSCI World index. Our technology holdings were the worst absolute performers during the period, but being underweighted in this sector and having better stock selection in both the hardware and software industries boosted relative performance. Those gains were offset by unfavorable stock selection in the health care, utilities, energy and materials sectors. From an individual country/regional perspective, our overweighted holdings in Japan hurt the fund's relative performance the most, as Sony, Toyota Motor and Nippon Telegraph & Telephone all did poorly. On the flip side, the fund's European and U.S. exposure bolstered our results.

Q. After holding back the strong performance of its equity subportfolio in previous years, the fund's bond exposure made a measurable contribution this period . . .

A. That's true. Being diversified paid off, as bonds outperformed stocks in most of the world's major markets. My decision to overweight U.S. bonds and European issues relative to the index was a good one, as these securities performed well following a series of central bank interest-rate cuts, yielding double-digit gains. The fund also benefited from my decision to avoid Japanese bonds, as these instruments underperformed the Salomon Smith Barney World Government Bond Index. Our bond exposure gave the fund's performance a boost relative to international equities because many investors fled growth stocks for more defensive investments. Some foreign bond holdings detracted from performance due to currency translation, or the negative effect of security returns for these securities when measured in their local currencies.

Q. You utilized the futures markets to the fund's benefit. How?

A. Earlier in the period, when there appeared to be few good investment opportunities in the equity markets, I opportunistically used futures - an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date - to prevent the fund's cash positions from rising too high. What I've tried to do is use futures in a diversified, balanced way to keep the fund fully invested. This strategy worked out well, as the fund's positions in these securities made a positive contribution to the fund's return.

Q. What specific securities stood out as top performers?

A. Eight of our 10 best-performing securities were U.S. and European bonds. In terms of equities, German home furnishings retailer Moebel Walther and U.K. retailer Marks & Spencer were the two top performers. Elsewhere, the fund's position in U.S.-based Citadel Communications, a radio broadcasting company, got a boost after it agreed to be acquired by a unit of New York-based Forstmann Little & Co. Additionally, French-based wine manufacturer Pernod-Ricard was rewarded for restructuring its business through acquisitions and spin-offs that many analysts believed would improve its distribution capability and increase future profits.

Q. What stocks detracted most from performance?

A. Technology leaders Cisco Systems, Sun Microsystems and EMC in the U.S. stood out as the biggest detractors, suffering from the curtailment of corporate IT spending, which cut heavily into profits. Investors punished U.K.-wireless provider Vodafone along with most wireless telecommunications stocks, due to industry-specific concerns, such as the mounting borrowing costs these companies faced for building out infrastructure and licensing of third-generation communications bands.

Annual Report

Global Balanced
Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Rick?

A. I expect that a variety of factors will continue to influence overseas equity markets, including the recent slowing of several countries' economies, currency movements, monetary policy and industry consolidation, to name a few. The tragic events of September 11 exacerbated the global economic slowdown that was already in progress, sending most overseas stocks down in the short term. During the final month of the period, however, there were encouraging signs that equity markets had stabilized. In particular, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter fundamentally weakened industries at reduced valuations. The decline in overseas stocks during the past year has presented a unique opportunity to purchase good companies at very attractive prices not seen in many years. Guided by Fidelity's team of international analysts, I will maintain a global stock selection process using a bottom-up approach, while at the same time monitoring country and industry weightings. The fund will continue to own a broad range of companies in a variety of industries, while being exposed to a significant allocation of bonds that I believe will offer the best yields over time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth with reasonable risk by investing in a broadly diversified portfolio of high-yielding equity and debt securities issued anywhere in the world

Fund number: 334

Trading symbol: FGBLX

Start date: February 1, 1993

Size: as of October 31, 2001, more than $88 million

Manager: Richard Mace, since 1996; manager, Fidelity Worldwide Fund, since April 2001; Fidelity Overseas Fund, since 1996; Fidelity Aggressive International Fund, 1994-1999; group leader, Fidelity international funds, since 1996; joined Fidelity in 1987

3

Rick Mace on worldwide financial markets:

"Despite the poor performance of both domestic and overseas equities during the past year, I'm optimistic about worldwide financial markets for the following reasons:

  The Federal Reserve Board in the U.S. has cut the federal funds rate from 6.5% to 2.5% year to date, based on its latest reduction on October 1, 2001. This action represents a 61.5% reduction over the first 10 months of 2001, and one of the largest percentage reductions in history. By comparison, it took the Fed more than three years to reduce the rate by a similar percentage during its last such action, in the early 1990s. Historically, monetary policy influences the economy with a lag of nine to 12 months. The Fed's cuts began on January 3, 2001, implying that a much-needed stimulus could be delivered in the coming months.
  At 4.8%, the 30-year U.S. Treasury bond is approaching historical lows. Because a good portion of consumer debt is tied to long-term rates, its current level is an important stimulus for consumer spending.
  As measured by the Personal Consumption Expenditures Deflator, U.S. inflation is at the lowest level since the 1960s. Both inflation and interest rates are negatively correlated with the equity market's valuation. That means both lower inflation and interest rates are consistent with a higher price-to-earnings multiple for the broader U.S. market. With record low inflation and interest rates today, the equity market now could rally.
  Near period end, the yield curve - the spread between long- and short-term interest rates - was considerably steep. In the past, a steep yield curve has been a solid indicator of positive equity performance over the next 12 months.

"A rebound in worldwide equities is largely dependent upon a recovery in the U.S. economy, primarily because of the U.S.' status as the world's largest economy and the global nature of conducting business today. Based on the aforementioned points, I'm optimistic about a recovery in the U.S. economy, overseas economies and worldwide financial markets in the months ahead. I believe that in the midst of adversity, there is opportunity."

Annual Report

Global Balanced

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
United States of America	47.0%
United Kingdom	12.1%
Japan	11.2%
France	9.5%
Germany	8.2%
Spain	2.6%
Italy	1.9%
Netherlands	1.4%
Switzerland	1.1%
Other	5.0%

As of April 30, 2001
United States of America	46.6%
Germany	12.7%
Japan	11.6%
United Kingdom	10.2%
France	7.1%
Italy	2.2%
Spain	1.5%
Netherlands	1.2%
Canada	1.0%
Other	5.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	61.3	63.6
Bonds	28.0	31.0
Short-Term Investments and Net Other Assets	10.7	5.4
Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co. (United States of America)	1.2	1.4
SEB SA (France)	1.0	0.6
Microsoft Corp. (United States of America)	0.9	1.0
Pfizer, Inc. (United States of America)	0.9	0.7
TotalFinaElf SA Class B (France)	0.8	0.9
	4.8
Top Five Bond Issuers as of October 31, 2001
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	8.4	5.5
Germany Federal Republic	6.6	7.8
French Government	5.4	2.0
United Kingdom, Great Britain & Northern Ireland	5.2	4.5
Italian Republic	1.3	1.1
	26.9
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	12.2	11.2
Consumer Discretionary	10.6	12.2
Information Technology	8.2	9.3
Health Care	7.5	6.7
Industrials	6.4	6.8
Consumer Staples	5.9	5.4
Telecommunication Services	3.5	3.7
Energy	3.3	3.4
Materials	2.1	2.0
Utilities	0.5	0.7

Annual Report

Global Balanced

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 59.9%
	Shares	Value (Note 1)
Australia - 0.2%
BHP Ltd.	12,193	$ 54,850
Fosters Group Ltd.	13,212	32,220
News Corp. Ltd.	13,753	94,621
Rio Tinto Ltd.	1,000	16,124
WMC Ltd.	3,600	16,920
TOTAL AUSTRALIA		214,735
Belgium - 0.3%
Delhaize Freres & Compagnie Le Lion SA	2,000	109,831
Glaverbel SA	2,400	196,399
TOTAL BELGIUM		306,230
Brazil - 0.4%
Aracruz Celulose SA sponsored ADR	5,400	94,500
Banco Itau SA (PN)	880,000	55,979
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	3,100	47,058
Companhia de Bebidas das Americas (AmBev) sponsored ADR	4,000	64,960
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	2,300	39,468
Uniao de Bancos Brasileiros SA (Unibanco) GDR	3,300	51,909
TOTAL BRAZIL		353,874
Canada - 0.9%
Alberta Energy Co. Ltd.	300	11,803
Alcan, Inc.	200	6,131
ATI Technologies, Inc. (a)	700	5,786
Bank of Montreal	1,340	28,561
Bank of Nova Scotia	1,300	35,884
Barrick Gold Corp.	1,400	21,812
BCE, Inc.	2,360	52,010
Biovail Corp. (a)	710	33,480
Bombardier, Inc. Class B (sub. vtg.)	2,730	17,701
Brascan Corp. Class A (ltd. vtg.)	400	5,983
Bro-X Minerals Ltd. (a)	600	0
Canadian Imperial Bank of Commerce	840	25,814
Canadian Natural Resources Ltd.	270	7,215
Celestica, Inc. (sub. vtg.) (a)	200	6,912
CGI Group, Inc. Class A (sub. vtg.) (a)	2,600	16,759
Enbridge, Inc.	1,090	30,348
George Weston Ltd.	330	20,358
Imperial Oil Ltd.	1,100	30,502
Loblaw Companies Ltd.	670	20,708
MacDonald Dettwiler & Associates Ltd. (a)	2,000	29,586
Magna International, Inc. Class A	100	5,287
Manulife Financial Corp.	1,180	29,155
MDS, Inc.	300	4,004
Molson, Inc. Class A	2,320	35,780
National Bank of Canada	360	5,495
Nexen, Inc.	300	6,185

	Shares	Value (Note 1)
Nortel Networks Corp.	5,000	$ 29,050
Petro-Canada	1,030	26,486
Placer Dome, Inc.	1,100	12,741
Potash Corp. of Saskatchewan	100	5,901
Power Corp. of Canada (sub. vtg.)	350	7,524
QLT, Inc. (a)	400	9,165
Rogers Communications, Inc. Class B (non-vtg.)	400	5,310
Royal Bank of Canada	1,780	52,439
SNC-Lavalin Group, Inc.	500	7,475
Sun Life Financial Services of Canada, Inc.	1,100	22,843
Suncor Energy, Inc.	760	23,155
Talisman Energy, Inc.	670	23,555
Teck Cominco Ltd. Class B (sub. vtg.)	360	2,334
Thomson Corp.	500	13,943
TransCanada PipeLines Ltd.	1,700	21,948
TrizecHahn Corp. (sub. vtg.)	500	7,947
Westcoast Energy, Inc.	640	16,832
TOTAL CANADA		781,907
Chile - 0.1%
Compania de Telecomunicaciones de Chile SA sponsored ADR (a)	6,600	67,980
Denmark - 0.4%
Danske Bank AS	14,800	219,267
Novo-Nordisk AS Series B	2,750	111,584
TOTAL DENMARK		330,851
Finland - 0.3%
Nokia Corp.	13,740	281,807
France - 4.1%
Alcatel SA (RFD)	10,500	156,765
Aventis SA (France)	2,400	175,560
AXA SA	7,200	157,508
BNP Paribas SA	6,375	530,292
BNP Paribas SA warrants 7/1/02 (a)	286	2,407
ILOG SA sponsored ADR (a)	26,900	215,200
Pernod-Ricard	8,000	559,956
Remy Cointreau SA	59	1,248
Sanofi-Synthelabo SA	3,350	220,910
SEB SA	17,400	877,204
Societe Generale Series A	720	36,006
TotalFinaElf SA Class B	4,846	675,920
TOTAL FRANCE		3,608,976
Germany - 1.6%
Allianz AG (Reg.)	295	69,527
Deutsche Lufthansa AG (Reg.)	23,100	243,311
Gehe AG	2,000	74,901
Hochtief AG	9,200	113,468
Infineon Technologies AG	7,700	116,110
Karstadt Quelle AG	8,100	260,325
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Muenchener Rueckversicherungs- Gesellschaft AG (Reg.)	550	$ 145,323
Salzgitter AG	300	2,444
Schering AG	4,000	206,517
Zapf Creation AG	6,500	157,994
TOTAL GERMANY		1,389,920
Greece - 0.0%
Antenna TV SA sponsored ADR (a)	10,800	40,500
Hong Kong - 0.3%
Asat Holdings Ltd. sponsored ADR (a)	700	1,673
China Mobile (Hong Kong) Ltd. (a)	22,000	66,968
China Unicom Ltd. sponsored ADR (a)	3,200	29,216
Hutchison Whampoa Ltd.	15,400	124,881
Johnson Electric Holdings Ltd.	24,000	20,923
Li & Fung Ltd.	16,000	15,282
Swire Pacific Ltd. (A Shares)	5,000	20,898
TOTAL HONG KONG		279,841
Ireland - 0.1%
Independent News & Media PLC (Ireland)	54,200	86,365
Israel - 0.0%
Orad Hi-Tech Systems Ltd. (a)	15,000	16,745
Italy - 0.6%
Banca Nazionale del Lavoro (BNL)	132,750	292,437
Beni Stabili Spa	10,760	4,842
Intesabci Spa	35,900	83,997
Seat Pagine Gialle Spa (a)	319	219
Telecom Italia Mobile Spa	22,900	124,952
Telecom Italia Spa	5,700	47,496
TOTAL ITALY		553,943
Japan - 11.2%
Access Co. Ltd.	8	75,133
Anritsu Corp.	15,000	119,804
Asahi Bank Ltd.	42,000	41,846
Asahi Breweries Ltd.	10,000	104,369
Asahi Kasei Corp.	60,000	197,468
Bank of Yokohama Ltd.	11,000	39,167
Credit Saison Co. Ltd.	12,000	287,138
CSK Corp.	3,800	96,513
Daiichi Pharmaceutical Co. Ltd.	7,000	164,353
Daito Trust Construction Co.	4,000	68,436
Daiwa Bank Ltd.	150,000	155,574
Daiwa Securities Group, Inc.	17,000	111,066
Denso Corp.	5,000	71,866
Fanuc Ltd.	2,500	104,124
Fast Retailing Co. Ltd.	600	69,824
Fuji Machine Manufacturing Co. Ltd.	6,000	77,909
Fuji Photo Film Co. Ltd.	2,000	65,986
Fujisawa Pharmaceutical Co. Ltd.	9,000	216,088
Fujitsu Ltd.	8,000	59,192

	Shares	Value (Note 1)
Hino Motors Ltd. (a)	31,000	$ 112,152
Hirose Electric Co. Ltd.	500	36,668
Hitachi Chemical Co. Ltd.	12,000	97,901
Hitachi Information Systems Co. Ltd.	5,000	153,532
Hosiden Corp.	2,000	32,666
Hoya Corp.	1,000	59,698
Ines Corp.	7,000	64,255
JAFCO Co. Ltd.	1,300	83,977
Japan Medical Dynamic Marketing, Inc.	6,400	193,385
Japan Real Estate Investment Corp.	29	128,363
Japan Telecom Co. Ltd.	62	193,924
Kao Corp.	3,000	71,049
Konami Corp.	5,000	155,574
Kyocera Corp.	1,000	69,400
Mitsubishi Tokyo Finance Group, Inc.	11	82,390
Mitsumi Electric Co. Ltd.	2,000	24,255
Mizuho Holdings, Inc.	110	332,381
Murata Manufacturing Co. Ltd.	1,400	87,807
NEC Corp.	6,000	54,390
NGK Insulators Ltd.	7,000	56,709
Nichicon Corp.	6,000	64,532
Nikko Cordial Corp.	18,000	97,166
Nintendo Co. Ltd.	1,300	200,441
Nippon Foundry, Inc. (a)	55	332,381
Nippon Telegraph & Telephone Corp.	12	50,184
Nippon Unipac Holding	14	69,743
Nissan Motor Co. Ltd.	80,000	352,797
Nitto Denko Corp.	3,000	50,960
Nomura Holdings, Inc.	8,000	105,186
NTT DoCoMo, Inc.	12	162,679
NTT DoCoMo, Inc. (c)	7	94,896
Oki Electric Industry Co. Ltd.	18,000	63,503
ORIX Corp.	4,000	349,857
Paris Miki, Inc.	3,200	99,045
Ricoh Co. Ltd.	5,000	83,299
Sanyo Electric Co. Ltd.	10,000	47,693
Secom Co. Ltd.	1,000	52,021
Seven Eleven Japan Co. Ltd.	2,000	87,056
Shin-Etsu Chemical Co. Ltd.	5,000	164,557
SMC Corp.	1,000	86,158
Sony Corp.	9,500	362,900
Sumitomo Electric Industries Ltd.	10,000	84,769
Sumitomo Mitsui Banking Corp.	37,000	228,738
Sumitomo Trust & Banking Ltd.	20,000	111,392
Takeda Chemical Industries Ltd.	7,000	338,996
The Suruga Bank Ltd.	13,000	90,241
THK Co. Ltd.	9,000	120,245
Tokyo Electric Power Co.	13,000	322,744
Tokyo Electron Ltd.	5,000	205,390
Toto Ltd.	20,000	99,633
Toyota Motor Corp.	23,000	557,860
Trans Cosmos, Inc.	1,500	40,425
Tsubaki Nakashima Co. Ltd.	6,000	55,615
Wacoal Corp.	6,000	60,466
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Yakult Honsha Co. Ltd.	15,000	$ 146,264
Yamada Denki Co. Ltd.	1,500	97,999
Yasuda Fire & Marine Insurance Co. Ltd.	14,000	100,498
Yokogawa Electric Corp.	7,000	51,735
TOTAL JAPAN		9,906,396
Korea (South) - 0.3%
Kookmin Bank	14,800	229,280
Mexico - 0.5%
Cemex SA de CV sponsored ADR	3,000	69,000
Coca-Cola Femsa SA de CV sponsored ADR	3,000	60,270
Fomento Economico Mexicano SA de CV sponsored ADR	1,600	49,600
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (a)	83,000	62,655
Grupo Televisa SA de CV sponsored ADR (a)	1,700	51,765
Telefonos de Mexico SA de CV Series L sponsored ADR	3,890	132,493
TOTAL MEXICO		425,783
Netherlands - 1.4%
Hunter Douglas NV	7,700	175,031
ING Groep NV (Certificaten Van Aandelen)	11,128	277,498
Koninklijke Ahold NV	3,005	84,566
Koninklijke KPN NV	3,020	11,691
Koninklijke Philips Electronics NV	12,400	281,757
Laurus NV (a)	60,800	242,477
Trader.com NV (A Shares) (a)	18,800	106,626
Wegener NV	14,100	101,294
TOTAL NETHERLANDS		1,280,940
Norway - 0.2%
Tandberg ASA (a)	7,600	136,300
Singapore - 0.2%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	1,500	29,340
Datacraft Asia Ltd.	2,000	6,480
Singapore Press Holdings Ltd.	2,000	17,329
Singapore Technologies Engineering Ltd.	16,000	18,075
Singapore Telecom Ltd. unit (a)	7,840	7,385
United Overseas Bank Ltd.	7,506	41,986
Venture Manufacturing (Singapore) Ltd.	3,000	15,876
TOTAL SINGAPORE		136,471
South Africa - 0.2%
Harmony Gold Mining Co. Ltd.	36,700	212,995
Spain - 1.5%
Altadis SA	32,800	538,890
Banco Santander Central Hispano SA	17,988	138,456

	Shares	Value (Note 1)
Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)	20,500	$ 112,023
Cortefiel SA	21,760	117,537
Sol Melia SA	43,300	294,305
Telefonica SA (a)	8,560	102,800
TOTAL SPAIN		1,304,011
Sweden - 0.2%
Electrolux AB (B Shares)	10,200	122,407
Telefonaktiebolaget LM Ericsson AB (B Shares)	13,920	59,438
TOTAL SWEDEN		181,845
Switzerland - 1.1%
Barry Callebaut AG	1,700	167,513
Credit Suisse Group (Reg.)	9,476	346,237
Novartis AG (Reg.)	6,520	244,016
Roche Holding AG (participation certificate)	600	41,588
Syngenta AG:
(Sweden) (a)	14	719
(Switzerland) (a)	163	8,330
UBS AG (Reg.)	4,000	185,935
TOTAL SWITZERLAND		994,338
Taiwan - 0.4%
Siliconware Precision Industries Co. Ltd. (a)	171,750	89,111
Taiwan Semiconductor Manufacturing Co. Ltd.	103,800	183,530
United Microelectronics Corp.	150,750	124,096
TOTAL TAIWAN		396,737
United Kingdom - 6.9%
AstraZeneca PLC:
(Sweden)	583	26,182
(United Kingdom)	2,900	130,819
Avis Europe PLC	49,800	84,245
Barclays PLC	3,300	99,405
Boots Co. PLC	16,100	141,744
British Airways PLC	72,300	156,764
British Land Co. PLC	15,400	99,725
British Telecommunications PLC	25,800	129,232
Carlton Communications PLC	119,700	332,698
EMAP PLC	31,000	300,892
GlaxoSmithKline PLC	18,482	492,545
HSBC Holdings PLC (Hong Kong) (Reg.)	1,468	16,151
Inchcape PLC	10,400	77,259
Johnston Press PLC	54,000	234,249
Lloyds TSB Group PLC	61,079	616,842
Logica PLC	9,600	103,936
Lonmin PLC	7,400	85,071
Marks & Spencer PLC	41,400	172,904
Prudential PLC	14,800	155,066
Shell Transport & Trading Co. PLC (Reg.)	65,990	489,976
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
SMG PLC	64,760	$ 118,684
Somerfield PLC (a)	262,100	392,850
SSL International PLC	21,831	165,196
Trinity Mirror PLC	102,700	590,324
Unilever PLC	62,400	453,180
Vodafone Group PLC	210,175	485,926
TOTAL UNITED KINGDOM		6,151,865
United States of America - 26.5%
Abercrombie & Fitch Co. Class A (a)	4,300	80,926
Adobe Systems, Inc.	1,000	26,400
AES Corp. (a)	2,500	34,625
Affiliated Computer Services, Inc. Class A (a)	100	8,805
AFLAC, Inc.	3,600	88,056
Agilent Technologies, Inc. (a)	3,900	86,853
Albertson's, Inc.	3,500	111,685
Alcoa, Inc.	3,428	110,622
Align Technology, Inc.	100	436
Allergan, Inc.	1,400	100,506
Alliant Techsystems, Inc. (a)	30	2,618
ALLTEL Corp.	500	28,570
Alpharma, Inc. Class A	7,000	193,900
AMC Entertainment, Inc. (a)	100	1,200
American Eagle Outfitters, Inc. (a)	2,450	67,130
American Express Co.	6,200	182,466
American Home Products Corp.	8,300	463,389
American International Group, Inc.	5,287	415,558
American Tower Corp. Class A (a)	2,000	22,040
AMR Corp. (a)	1,000	18,200
AOL Time Warner, Inc. (a)	12,000	374,520
Apartment Investment & Management Co. Class A	200	8,394
Applied Materials, Inc. (a)	5,400	184,194
AT&T Corp.	17,200	262,300
AT&T Wireless Services, Inc. (a)	965	13,933
Avery Dennison Corp.	2,100	97,230
Baker Hughes, Inc.	4,100	146,903
Bank of America Corp.	6,100	359,839
Bank of New York Co., Inc.	100	3,401
Bank One Corp.	9,600	318,624
Barr Laboratories, Inc. (a)	500	36,400
Bausch & Lomb, Inc.	800	26,048
BEA Systems, Inc. (a)	2,000	24,280
Beazer Homes USA, Inc. (a)	600	27,402
Beckman Coulter, Inc.	1,200	50,964
BellSouth Corp.	6,500	240,500
Best Buy Co., Inc. (a)	100	5,490
Biogen, Inc. (a)	1,000	55,000
BJ's Wholesale Club, Inc. (a)	400	20,308
Black & Decker Corp.	100	3,309
BMC Software, Inc. (a)	1,700	25,619
Boeing Co.	300	9,780

	Shares	Value (Note 1)
Bristol-Myers Squibb Co.	10,800	$ 577,260
Burlington Northern Santa Fe Corp.	4,000	107,480
Cabot Microelectronics Corp. (a)	100	6,628
Cardinal Health, Inc.	1,650	110,732
CenturyTel, Inc.	700	22,120
Charles Schwab Corp.	6,000	77,280
ChevronTexaco Corp.	3,500	309,925
CIENA Corp. (a)	2,500	40,650
CIGNA Corp.	600	43,740
Cintas Corp.	1,600	64,672
Cisco Systems, Inc. (a)	20,200	341,784
Citigroup, Inc.	11,468	522,023
Clear Channel Communications, Inc. (a)	4,996	190,448
Coach, Inc.	30	837
Colgate-Palmolive Co.	2,000	115,040
Comcast Corp. Class A (special) (a)	1,500	53,760
Computer Associates International, Inc.	4,300	132,956
Comverse Technology, Inc. (a)	500	9,405
Connetics Corp. (a)	4,000	31,920
Conoco, Inc.	6,500	167,050
Cooper Cameron Corp. (a)	1,700	66,300
Corinthian Colleges, Inc. (a)	1,000	36,530
Costco Wholesale Corp. (a)	2,800	105,924
Crown Castle International Corp. (a)	2,500	29,250
Danaher Corp.	1,400	78,036
Dell Computer Corp. (a)	12,500	299,750
Delta Air Lines, Inc.	6,500	148,590
Dole Food Co., Inc.	3,500	71,260
Dynegy, Inc. Class A	548	19,673
Eaton Corp.	900	58,896
Ecolab, Inc.	1,800	63,324
Eli Lilly & Co.	2,600	198,900
EMC Corp. (a)	1,300	16,016
Emerson Electric Co.	100	4,902
Enron Corp.	2,300	31,970
Equitable Resources, Inc.	1,000	32,910
Exxon Mobil Corp.	12,152	479,396
Fannie Mae	4,600	372,416
Farmer Mac Class C (non-vtg.) (a)	1,600	70,080
FleetBoston Financial Corp.	1,500	49,290
Fluor Corp.	1,000	37,220
Forest Laboratories, Inc. (a)	200	14,876
Fossil, Inc. (a)	1,300	23,582
Fox Entertainment Group, Inc. Class A (a)	1,200	26,412
Freddie Mac	2,900	196,678
Gap, Inc.	8,100	105,867
Gateway, Inc. (a)	2,500	14,125
General Dynamics Corp.	1,900	155,040
General Electric Co.	29,600	1,077,736
General Motors Corp. Class H	2,400	33,000
Georgia Gulf Corp.	1,100	19,547
Georgia-Pacific Group	4,500	124,920
Gillette Co.	10,600	329,554
Goodrich Corp.	200	4,270
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Grey Wolf, Inc. (a)	1,000	$ 2,890
Guidant Corp. (a)	2,400	99,624
Gymboree Corp. (a)	6,000	51,900
Halliburton Co.	2,500	61,725
Harrah's Entertainment, Inc. (a)	2,700	78,651
HCA - The Healthcare Co.	1,600	63,456
HealthSouth Corp. (a)	1,000	13,020
Hershey Foods Corp.	1,400	89,222
Hewlett-Packard Co.	7,600	127,908
Home Depot, Inc.	3,150	120,425
Honeywell International, Inc.	11,200	330,960
Household International, Inc.	2,693	140,844
IMC Global, Inc.	400	4,300
Immunex Corp. (a)	1,200	28,668
Inhale Therapeutic Systems, Inc. (a)	2,000	35,000
Intel Corp.	20,200	493,284
International Business Machines Corp.	900	97,263
International Paper Co.	4,100	146,780
Interpublic Group of Companies, Inc.	600	13,470
IVAX Corp. (a)	1,000	20,550
J.D. Edwards & Co. (a)	500	3,545
J.P. Morgan Chase & Co.	1,700	60,112
JCPenney Co., Inc.	600	13,032
Johnson & Johnson	4,000	231,640
Kadant, Inc. (a)	642	8,346
KB HOME	300	8,865
Kimberly-Clark Corp.	500	27,755
Kmart Corp. (a)	4,900	30,037
Kohls Corp. (a)	100	5,561
Leggett & Platt, Inc.	3,000	65,010
Lexmark International, Inc. Class A (a)	500	22,375
Linear Technology Corp.	100	3,880
Lockheed Martin Corp.	1,500	73,155
Lowe's Companies, Inc.	5,400	184,140
Lyondell Chemical Co.	1,800	23,958
M.D.C. Holdings, Inc.	100	2,667
Mandalay Resort Group (a)	1,000	16,500
Marsh & McLennan Companies, Inc.	700	67,725
Masco Corp.	13,100	259,773
Massey Energy Corp.	7,000	143,500
Mattel, Inc.	1,500	28,395
MBIA, Inc.	1,050	48,363
McCormick & Co., Inc. (non-vtg.)	1,300	56,888
McDonald's Corp.	11,200	291,984
McKesson Corp.	1,100	40,689
Medical Action Industries, Inc. (a)	3,000	62,400
Medtronic, Inc.	2,300	92,690
Merck & Co., Inc.	4,400	280,764
Merrill Lynch & Co., Inc.	3,500	152,985
Micron Technology, Inc. (a)	4,700	106,972
Microsoft Corp. (a)	14,300	831,545
Milacron, Inc.	600	7,116

	Shares	Value (Note 1)
Minnesota Mining & Manufacturing Co.	2,000	$ 208,760
Monaco Coach Corp. (a)	900	16,110
Moody's Corp.	1,100	38,192
Morgan Stanley Dean Witter & Co.	900	44,028
Nabors Industries, Inc. (a)	2,000	61,480
Navistar International Corp.	100	3,000
Northwest Airlines Corp. (a)	500	6,420
O'Reilly Automotive, Inc. (a)	600	16,956
Office Depot, Inc. (a)	8,500	115,600
Omnicom Group, Inc.	1,100	84,458
Openwave Systems, Inc. (a)	700	5,411
Oracle Corp. (a)	7,600	103,056
Oshkosh Truck Co.	600	22,980
P.F. Chang's China Bistro, Inc. (a)	2,100	83,223
PeopleSoft, Inc. (a)	1,500	44,655
PepsiCo, Inc.	2,990	145,643
PerkinElmer, Inc.	5,800	156,078
Pfizer, Inc.	18,225	763,628
Pharmacia Corp.	500	20,260
Philip Morris Companies, Inc.	5,800	271,440
PNC Financial Services Group, Inc.	2,000	109,800
Praxair, Inc.	2,500	117,950
Procter & Gamble Co.	2,000	147,560
Qwest Communications International, Inc.	21,500	278,425
Radio One, Inc.:
Class A (a)	4,000	46,600
Class D (non-vtg.) (a)	500	5,775
Red Hat, Inc. (a)	300	1,416
Reebok International Ltd. (a)	1,200	24,912
SBA Communications Corp. Class A (a)	2,400	19,680
SBC Communications, Inc.	7,280	277,441
Schering-Plough Corp.	2,300	85,514
ShopKo Stores, Inc. (a)	4,000	34,600
Siebel Systems, Inc. (a)	1,300	21,229
Six Flags, Inc. (a)	2,000	23,600
Solutia, Inc.	3,000	36,000
Southwest Airlines Co.	2,550	40,545
Sprint Corp. - PCS Group Series 1 (a)	1,100	24,530
SPX Corp. (a)	200	19,920
Staples, Inc. (a)	1,620	23,620
Starwood Hotels & Resorts Worldwide, Inc. unit	1,500	33,060
Sun Microsystems, Inc. (a)	3,400	34,510
Superior Industries International, Inc.	1,600	52,864
Take-Two Interactive Software, Inc. (a)	2,000	27,860
Textron, Inc.	200	6,330
The Coca-Cola Co.	9,900	474,012
The Men's Wearhouse, Inc. (a)	1,500	29,805
Thermo Electron Corp.	11,500	243,110
Tommy Hilfiger Corp. (a)	500	5,745
Transocean Sedco Forex, Inc.	1,600	48,240
Triton PCS Holdings, Inc. Class A (a)	600	19,308
Tyco International Ltd.	9,100	447,174
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
U.S. Bancorp, Delaware	8,000	$ 142,240
Union Pacific Corp.	1,300	67,613
Union Planters Corp.	600	24,300
United Parcel Service, Inc. Class B	100	5,100
United Technologies Corp.	100	5,389
USA Education, Inc.	900	73,404
Verizon Communications, Inc.	3,500	174,335
Viacom, Inc. Class B (non-vtg.) (a)	4,741	173,094
Vishay Intertechnology, Inc. (a)	1,000	18,870
Wal-Mart Stores, Inc.	8,600	442,040
Walgreen Co.	1,000	32,380
Walt Disney Co.	2,000	37,180
Waters Corp. (a)	3,400	120,666
Weatherford International, Inc. (a)	2,500	85,575
Wells Fargo & Co.	3,200	126,400
Wendy's International, Inc.	700	18,410
Xilinx, Inc. (a)	1,100	33,462
Zimmer Holdings, Inc. (a)	950	29,365
TOTAL UNITED STATES OF AMERICA		23,515,016
TOTAL COMMON STOCKS (Cost $57,527,334)		53,185,651
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount (f)
United Kingdom - 0.0%
BAE Systems PLC 7.45% 11/29/03 (Cost $972)	-	GBP	1,137	993
Government Obligations (d) - 28.3%

France - 5.4%
French Government OAT 5.5% 4/25/29	Aaa	EUR	4,995,000	4,762,050
Germany - 6.6%
Germany Federal Republic:
5.25% 1/4/08	Aaa	EUR	2,250,000	2,160,870
5.5% 1/4/31	Aaa	EUR	3,505,000	3,365,209
6.25% 1/4/30	Aaa	EUR	320,000	338,523
TOTAL GERMANY				5,864,602
Italy - 1.3%
Italian Republic 6% 5/1/31	Aa3	EUR	1,150,000	1,137,884
Spain - 1.1%
Spanish Kingdom 6% 1/31/29	Aa2	EUR	1,000,000	998,107

Moody's Ratings (unaudited)			Principal Amount (f)	Value (Note 1)
United Kingdom - 5.2%
United Kingdom, Great Britain & Northern Ireland:
4.25% 6/7/32	Aaa	GBP	700,000	$ 1,005,296
9% 10/13/08	Aaa	GBP	2,000,000	3,665,067
TOTAL UNITED KINGDOM				4,670,363
United States of America - 8.7%
U.S. Treasury Bills, yield at date of purchase 3.37% 11/15/01 (e)	-		300,000	299,742
U.S. Treasury Bond stripped principal 0% 11/15/21	Aaa		3,200,000	1,106,624
U.S. Treasury Bonds:
5.375% 2/15/31	Aaa		1,606,000	1,725,952
7.125% 2/15/23	Aaa		1,350,000	1,706,697
8% 11/15/21	Aaa		800,000	1,096,128
8.125% 8/15/19	Aaa		1,300,000	1,776,931
TOTAL UNITED STATES OF AMERICA				7,712,074
TOTAL GOVERNMENT OBLIGATIONS (Cost $24,112,134)				25,145,080
Money Market Funds - 7.8%
	Shares
Fidelity Cash Central Fund, 2.81% (b)	6,592,423	6,592,423
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	305,250	305,250
TOTAL MONEY MARKET FUNDS (Cost $6,897,673)		6,897,673
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.58%, dated 10/31/01 due 11/1/01 (Cost $45,000)	$ 45,003	45,000
TOTAL INVESTMENT PORTFOLIO - 96.0% (Cost $88,583,113)		85,274,397
NET OTHER ASSETS - 4.0%		3,534,629
NET ASSETS - 100%		$ 88,809,026
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
5 Nasdaq 100 Index Contracts	Dec. 2001	$ 684,500	$ 65,520
2 S&P 500 Index Contracts	Dec. 2001	530,350	10,827
		$ 1,214,850	$ 76,347
The face value of futures purchased as a percentage of net assets - 1.4%
Currency Abbreviations
EUR	-	European Monetary Unit
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $94,896 or 0.1% of net assets.

(d) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $299,742.
(f) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	29.1%	AAA, AA, A	29.1%
Baa	0.0%	BBB	0.0%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

Purchases and sales of securities, other than short-term securities, aggregated $91,638,617 and $96,130,851, respectively, of which long-term U.S. government and government agency obligations aggregated $5,294,397 and $14,897,168, respectively.

The market value of futures contracts opened and closed during the period amounted to $10,432,216 and $9,258,265, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,871 for the period.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $89,198,761. Net unrealized depreciation aggregated $3,924,364, of which $6,976,632 related to appreciated investment securities and $10,900,996 related to depreciated investment securities.

The fund hereby designates approximately $5,130,000 as a 20% rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $1,895,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Global Balanced

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $45,000) (including securities loaned of $268,192) (cost $88,583,113) - See accompanying schedule		$ 85,274,397
Cash		7
Foreign currency held at value (cost $37,664)		37,408
Receivable for investments sold		3,837,679
Receivable for fund shares sold		36,756
Dividends receivable		96,420
Interest receivable		611,224
Receivable for daily variation on futures contracts		12,750
Other receivables		380
Total assets		89,907,021
Liabilities
Payable for investments purchased	$ 640,432
Payable for fund shares redeemed	22,902
Accrued management fee	53,841
Other payables and accrued expenses	75,570
Collateral on securities loaned, at value	305,250
Total liabilities		1,097,995
Net Assets		$ 88,809,026
Net Assets consist of:
Paid in capital		$ 94,649,988
Distributions in excess of net investment income		(12,587)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,590,044)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,238,331)
Net Assets, for 5,781,924 shares outstanding		$ 88,809,026
Net Asset Value, offering price and redemption price per share ($88,809,026 ÷ 5,781,924 shares)		$15.36

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 848,721
Interest		2,050,575
Security lending		10,419
		2,909,715
Less foreign taxes withheld		(75,329)
Total income		2,834,386
Expenses
Management fee	$ 697,971
Transfer agent fees	260,767
Accounting and security lending fees	61,631
Non-interested trustees' compensation	150
Custodian fees and expenses	127,584
Registration fees	29,399
Audit	42,970
Legal	429
Reports to shareholders	18,860
Miscellaneous	1,876
Total expenses before reductions	1,241,637
Expense reductions	(25,930)	1,215,707
Net investment income		1,618,679
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,586,604)
Foreign currency transactions	33,784
Futures contracts	(60,739)	(3,613,559)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(10,761,953)
Assets and liabilities in foreign currencies	599
Futures contracts	76,347	(10,685,007)
Net gain (loss)		(14,298,566)
Net increase (decrease) in net assets resulting from operations		$ (12,679,887)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Global Balanced
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 1,618,679	$ 1,961,019
Net realized gain (loss)	(3,613,559)	7,425,652
Change in net unrealized appreciation (depreciation)	(10,685,007)	(5,204,771)
Net increase (decrease) in net assets resulting from operations	(12,679,887)	4,181,900
Distributions to shareholders From net investment income	(1,746,141)	(772,133)
From net realized gain	(6,766,296)	(1,286,888)
Total distributions	(8,512,437)	(2,059,021)
Share transactions Net proceeds from sales of shares	16,352,310	49,159,358
Reinvestment of distributions	8,028,217	1,935,066
Cost of shares redeemed	(19,203,014)	(45,867,790)
Net increase (decrease) in net assets resulting from share transactions	5,177,513	5,226,634
Redemption fees	3,746	2,197
Total increase (decrease) in net assets	(16,011,065)	7,351,710
Net Assets
Beginning of period	104,820,091	97,468,381
End of period (including under (over) distribution of net investment income of $(12,587) and $1,149,212, respectively)	$ 88,809,026	$ 104,820,091
Other Information Shares
Sold	990,337	2,485,806
Issued in reinvestment of distributions	461,923	101,685
Redeemed	(1,157,217)	(2,321,324)
Net increase (decrease)	295,043	266,167

Financial Highlights

	Years ended October 31,		Three months ended October 31,	Years ended July 31,
Selected Per-Share Data	2001	2000	1999	1999	1998	1997
Net asset value, beginning of period	$ 19.10	$ 18.67	$ 18.02	$ 16.62	$ 15.45	$ 12.91
Income from Investment Operations
Net investment income D	.28	.36 F	.08	.31	.30	.31
Net realized and unrealized gain (loss)	(2.46)	.47	.74	1.37	1.27	2.68
Total from investment operations	(2.18)	.83	.82	1.68	1.57	2.99
Less Distributions
From net investment income	(.32)	(.15)	(.17)	(.28)	(.40)	(.45)
From net realized gain	(1.24)	(.25)	-	-	-	-
Total distributions	(1.56)	(.40)	(.17)	(.28)	(.40)	(.45)
Net asset value, end of period	$ 15.36	$ 19.10	$ 18.67	$ 18.02	$ 16.62	$ 15.45
Total Return B, C	(12.36)%	4.45%	4.57%	10.39%	10.53%	23.93%
Ratios to Average Net Assets E
Expenses before expense reductions	1.29%	1.26%	1.20% A	1.32%	1.39%	1.51%
Expenses net of voluntary waivers, if any	1.29%	1.26%	1.20% A	1.32%	1.39%	1.51%
Expenses net of all reductions	1.27%	1.25%	1.19% A	1.30%	1.37%	1.49%
Net investment income	1.69%	1.81%	1.74% A	1.83%	1.95%	2.28%
Supplemental Data Net assets, end of period (000 omitted)	$ 88,809	$ 104,820	$ 97,468	$ 101,756	$ 94,961	$ 74,619
Portfolio turnover rate	102%	62%	80% A	100%	81%	57%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	-24.91%	27.81%	94.22%
MSCI® EAFE®	-24.75%	3.97%	50.28%
International Funds Average	-26.39%	11.03%	78.11%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2001, the index included over 907 equity securities of companies domiciled in 22 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Intl Growth & Income	-24.91%	5.03%	6.86%
MSCI EAFE	-24.75%	0.78%	4.16%
International Funds Average	-26.39%	1.82%	5.66%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on October 31, 1991. As the chart shows, by October 31, 2001, the value of the investment would have grown to $19,422 - a 94.22% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,028 - a 50.28% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

International Growth & Income

|

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Penny Dobkin, Portfolio Manager of Fidelity International Growth & Income Fund

Q. How did the fund perform, Penny?

A. For the 12-month period that ended October 31, 2001, the fund returned -24.91%. In comparison, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - declined 24.75%, while the international funds average as tracked by Lipper Inc. fell 26.39% during the same time frame.

Q. What factors caused the fund to perform in line with its index during the past year, yet outperform its peer group?

A. With respect to the MSCI EAFE index, our relative performance was mixed across a wide variety of industries. For example, the fund's overweighting in some industries perceived to be defensive - meaning stocks in these areas typically perform well during a period of economic weakness because corporate earnings remain relatively stable - such as health care equipment, energy and commercial services, enhanced our relative return. At the same time, being underexposed to other defensive areas that performed fairly well, such as the food, beverage, tobacco and utility industries, held back our relative return. Separately, we had superior stock selection in the financial, software, leisure, materials and household personal products industries. However, unfavorable stock selection in the capital goods, real estate, automotive, insurance and utilities groups tempered those gains. Turning to our return relative to our peers, it's difficult to know what other funds were holding, but my guess is we outperformed them during the past year because they weren't as adequately positioned with defensive stocks to benefit from the global economic downturn.

Q. Can you identify some of the key strategies you implemented since taking over the fund in April, and explain how they each influenced the fund's return?

A. I would categorize the portfolio's positioning throughout the last six months to be a balance between defensive and offensive areas of the economy. By that I mean the fund had a healthy emphasis both on defensive stocks that could benefit the fund should the global economy remain sluggish, and also on those cyclically sensitive stocks that should outperform if global economic conditions improve. It is in this latter area where I began increasing the fund's positioning since April. More specifically on the offensive front, I gradually bought more media and information technology stocks - principally semiconductor companies such as South Korea's Samsung Electronics, semiconductor foundry stocks, such as Taiwan Semiconductor Manufacturing and United Microelectronics of Taiwan, and publishing stocks - where valuations were reduced to attractive levels. Some of these more aggressive positions began to show positive results in the final month of the period, as investors began to gain confidence that business conditions would improve in these sectors. In terms of defensive positioning, I strengthened our overweighting in the health care sector to some degree since last spring, adding more exposure to some pharmaceutical names, such as Germany's Altana, which performed well. Additionally, I've eliminated some of the smaller positions in the fund across industry sectors, specifically those with market capitalizations under $2 billion. During my experience as a fund manager, small stocks typically behave worse than larger ones in economic downturns. The lack of liquidity in smaller issues becomes a significant factor should one of these companies deliver disappointing quarterly earnings. What's more, I believe the high valuation premium that had existed on large-cap stocks early in the period was significantly reduced during the past six months, providing some more attractive valuations in this arena. This strategy has helped the fund avoid some of the small-cap earnings disappointments, and we could see some more measurable results going forward.

Q. Why was the fund significantly underweighted in the U.K. and Japan relative to its index?

A. From a country perspective, these were my two biggest strategies. As far as the U.K., the nation's equity market is heavily weighted toward defensive stocks, meaning the major industries - energy, banking, insurance and utilities - are seen as companies whose earnings should hold up relatively well in a slowing economy. Prior to taking over the fund, I believed stocks in these areas had run their course - meaning they had appreciated and became more expensive in light of previously strong demand - so I redeployed some of these assets into stocks elsewhere that I thought would benefit from an improving economy. I explain my reasoning on Japan in the callout box at the end of this interview.

Q. How was the fund's performance affected by the tragic events of September 11 in the U.S.?

A. Generally speaking, the terrorist attacks on the U.S. in September accelerated an economic slowdown that was already underway, principally by reducing commerce in many already troubled industries, such as automotive, lodging, transportation and advertising-driven media, to name a few. Because so much business is done on a global basis today, the decline in business in the U.S. spread to other economies around the world, many of which are largely dependent on exporting goods and services to the U.S. As a result, the fund experienced a double-digit percentage loss in September, before rebounding with a gain in October. I was particularly surprised by how poorly overseas insurance stocks performed after September 11. These stocks, such as our holdings in Swiss Reinsurance, ING Group of the Netherlands and AXA of France, were oversold, in my opinion, so there was no reason for me to sell them. Some of our holdings exposed to the insurance industry were diversified financial firms, and I believed that other relatively strong businesses within these companies, such as asset management and investment banking, would help offset the short-term insurance unit losses.

Q. What were some of the fund's top-performing stocks during the past year?

A. Germany-based pharmaceutical firm Altana, the fund's top performer, benefited from a broad shift in investor enthusiasm out of aggressive growth stocks and into more stable earnings growers. Swedish dental implant device maker Nobel Biocare, another top performer, benefited from similar market enthusiasm. Netherlands-based securities trading firm Van der Moolen got a boost when shares of the company began trading on the New York Stock Exchange in October and from recent acquisitions of U.S. specialist trading firms. U.K.-based construction and building materials maker Williams also performed well.

Annual Report

International Growth & Income
Fund Talk: The Manager's Overview - continued

Q. What stocks had disappointing results during the past year?

A. U.K.-based Vodafone Group, the fund's biggest absolute detractor, suffered from ongoing negative sentiment in the wireless telephone industry, which is troubled by overcapacity issues, competitive pricing pressures and the task of building out next-generation wireless networks. Despite its underperformance during the past year, I believed Vodafone was better qualified than most companies in the sector to work through these problems. Similar industry-specific problems plagued Italy-based Olivetti, which owns a 55% stake in Telecom Italia, the nation's top fixed-line and mobile phone operator. Elsewhere, slowing product demand hurt shares of optical fiber, metal and battery manufacturer Furukawa Electric of Japan, which declined almost 80% during the period and was sold off prior to my taking over the fund.

Q. What's your outlook for international stocks in the next six months, Penny?

A. I'm confident international equity markets will recover from their current downward trend at some point, but it's difficult to predict when that will occur for a variety of reasons. No one is certain when the overcapacity that exists in a variety of sectors, such as technology and telecommunications, will be utilized. Furthermore, it's uncertain how much sustainable profit growth there is in many industries within these new economy-labeled sectors. We could see a bounce in profit growth in 2002, but whether that is sustained, or companies in these industries retreat to muted profit growth going forward, is unclear. In this environment, the fund will remain positioned with both stable growth companies and an increasing number of economically sensitive companies that could benefit from a clear-cut boost in the global economy.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: growth of capital and current income with reasonable risk by investing mainly in foreign stocks

Fund number: 305

Trading symbol: FIGRX

Start date: December 31, 1986

Size: as of October 31, 2001, more than $882 million

Manager: Penelope Dobkin, since April 2001; manager, Fidelity Worldwide Fund, 1990-2001; Fidelity Europe Fund, 1986-1990; Fidelity United Kingdom Fund, 1987-1989; Fidelity Select Financial Services Portfolio, 1983-1986; joined Fidelity in 1980

3

Penny Dobkin on the fund's Japanese positioning:

"Since taking over the fund in April, I made the decision to keep the fund underweighted in Japan, relative to the index. Essentially, there are more attractively valued companies in other parts of the world to own that are generating faster earnings growth at lower prices. For the most part, valuations in Japan aren't as attractive because the country's economic growth remains boxed in by the failure of government and corporations to implement some unpopular, but necessary, measures. As a result, the Japanese economy has not been able to grow at the same rate as many other developed countries in recent years.

"What unpopular measures? To begin with, while Japanese government officials have talked about restructuring the nonperforming loans in the banking system and taking other necessary fiscal measures to improve the operating efficiency of business, such as raising interest rates and fully funding the country's pension system, little has actually been done. Japan's economic growth will not improve significantly unless the government begins to make some of these tough decisions. Raising interest rates could reduce growth in the short-term by increasing borrowing costs, but it would force companies to make themselves more lean and efficient for the long term.

"For their part, Japan's businesses need to streamline their operations to make themselves more efficient; to date, few have done just that. In 1999, a few major companies announced they would take big cost-cutting measures. These announcements sent the Japanese equity markets soaring that year, as investors grew optimistic that Japan's protective corporate environment was changing. However, not all of the measures announced by these companies were actually implemented, and few other Japanese companies followed suit. Japanese corporations have, by and large, refused to reduce their work force and eliminate ´lifetime' job guarantees. As such, failing to implement corporate restructurings has kept expenses high and tempered the growth rates of many companies to levels below that of competitors in other regions. Further, without such changes, Japan's economy will continue to be more reliant on its own domestic demand, rather than global economic demand for its products.

"If these problems aren't addressed in the coming months and it refuses to adopt the unpopular measures necessary to obtain and maintain corporate profitability, there could be further trouble for Japan. Other countries, such as Taiwan and Korea, will likely gain increasingly more market share in various global industries. Companies in those countries are beginning to achieve better productivity at cheaper production costs, which typically boosts demand through lower end-unit costs to the consumer."

Annual Report

International Growth & Income

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
United States of America	16.5%
Japan	16.3%
United Kingdom	12.2%
France	9.4%
Switzerland	7.7%
Netherlands	6.1%
Germany	4.8%
Spain	4.5%
Taiwan	3.1%
Other	19.4%

As of April 30, 2001
Japan	16.8%
United States of America	13.9%
United Kingdom	12.8%
France	10.9%
Netherlands	6.5%
Switzerland	5.7%
Germany	5.0%
Spain	3.6%
Italy	3.1%
Other	21.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	87.7	91.6
Bonds	0.0	0.3
Short-Term Investments and Net Other Assets	12.3	8.1
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA (France, Oil & Gas)	3.0	2.6
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.0	1.7
Nokia Corp. sponsored ADR (Finland, Communications Equipment)	1.8	1.5
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.8	2.4
Nestle SA (Reg.) (Switzerland, Food Products)	1.7	1.4
BNP Paribas SA (France, Banks)	1.7	1.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	1.3	0.9
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Diversified Financials)	1.3	1.4
Credit Suisse Group (Reg.) (Switzerland, Banks)	1.2	1.0
AXA SA (France, Insurance)	1.1	1.2
	16.9
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.7	23.8
Information Technology	13.7	14.8
Health Care	11.2	9.9
Consumer Discretionary	10.3	13.3
Energy	7.5	6.7
Telecommunication Services	6.5	8.3
Consumer Staples	5.0	4.2
Materials	3.7	3.4
Industrials	3.7	5.3
Utilities	1.5	1.9

Annual Report

International Growth & Income

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 86.8%
	Shares	Value (Note 1)
Australia - 1.5%
Australia & New Zealand Banking Group Ltd.	284,900	$ 2,560,368
John Fairfax Holdings Ltd.	1,111,100	1,903,037
News Corp. Ltd. ADR	170,000	4,678,400
Perpetual Trustees Australia Ltd.	150,300	2,879,313
Tabcorp Holdings Ltd.	230,000	1,156,308
TOTAL AUSTRALIA		13,177,426
Belgium - 0.4%
Delhaize Freres & Compagnie Le Lion SA	58,700	3,223,525
Bermuda - 0.1%
Aquarius Platinum Ltd.	249,400	1,001,678
Brazil - 0.1%
Companhia de Bebidas das Americas (AmBev) sponsored ADR	33,400	542,416
Canada - 1.8%
CINAR Corp. Class B (sub. vtg.) (a)	304,400	1,034,960
Ensign Resource Service Group, Inc.	495,900	4,089,318
Precision Drilling Corp. (a)	117,700	3,002,884
Suncor Energy, Inc.	200,000	6,093,416
Talisman Energy, Inc.	47,200	1,659,398
TOTAL CANADA		15,879,976
Denmark - 1.4%
Coloplast AS (B Shares)	45,000	3,292,636
Group 4 Falck AS	22,000	2,607,502
ISS AS (a)	67,000	3,160,205
Novozymes AS Series B	145,000	2,928,602
TOTAL DENMARK		11,988,945
Finland - 2.1%
Instrumentarium Oyj	81,500	2,970,767
Nokia Corp. sponsored ADR	769,100	15,774,241
TOTAL FINLAND		18,745,008
France - 9.4%
Alcatel SA sponsored ADR	62,300	930,139
AXA SA	460,400	10,071,745
BNP Paribas SA	174,995	14,556,627
Castorama Dubois Investissements SA	80,000	3,809,858
CNP Assurances	50,200	1,554,624
Elior SA	198,700	1,259,313
Euler SA	71,900	2,976,192
Generale de Sante	120,000	1,777,094
Neopost SA (a)	221,379	6,576,783
NRJ Group	225,000	3,301,667
Pechiney SA Series A	62,900	2,887,912
Sanofi-Synthelabo SA	20,000	1,318,866
Suez SA (France)	25,500	801,866
TotalFinaElf SA:
Class B	153,744	21,444,216
sponsored ADR	68,400	4,770,216

	Shares	Value (Note 1)
Vivendi Environnement	116,900	$ 4,494,767
Vivendi Universal SA	17,454	815,503
TOTAL FRANCE		83,347,388
Germany - 4.8%
Adidas-Salomon AG	22,000	1,241,805
Altana AG	143,000	6,694,259
AMB Generali Holding AG	36,100	3,883,633
Bayer AG	81,400	2,418,252
Bayerische Hypo-und Vereinsbank AG	40,000	1,234,063
DAB Bank AG (a)	61,400	653,907
Deutsche Bank AG	40,000	2,216,000
Deutsche Boerse AG	75,300	2,606,480
Deutsche Lufthansa AG (Reg.)	62,300	656,201
Deutsche Post AG	47,300	679,606
Deutsche Telekom AG sponsored ADR	52,184	808,852
ELMOS Semiconductor AG	160,000	1,944,540
Heidelberger Zement AG (Frankfurt)	18,000	747,027
Salzgitter AG	330,000	2,688,597
SAP AG	94,200	9,752,408
Schering AG	75,000	3,872,200
TOTAL GERMANY		42,097,830
Hong Kong - 2.2%
ASM Pacific Technology Ltd.	1,500,000	2,096,194
Cheung Kong Holdings Ltd.	274,000	2,318,506
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	102,100	1,553,962
China Unicom Ltd. sponsored ADR (a)	100,000	913,000
CNOOC Ltd.	1,672,000	1,639,878
Hutchison Whampoa Ltd.	595,100	4,825,743
Johnson Electric Holdings Ltd.	602,400	525,179
Li & Fung Ltd.	1,000,000	955,147
Sun Hung Kai Properties Ltd.	350,000	2,144,913
Television Broadcasts Ltd.	782,000	2,305,942
TOTAL HONG KONG		19,278,464
India - 0.2%
Infosys Technologies Ltd. ADR	29,000	1,369,090
Ireland - 1.3%
Anglo Irish Bank Corp. PLC	1,026,800	3,115,149
Bank of Ireland	323,000	2,864,190
Elan Corp. PLC sponsored ADR (a)	113,600	5,185,840
TOTAL IRELAND		11,165,179
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	22,800	1,409,040
Italy - 2.2%
Assicurazioni Generali Spa	92,300	2,526,860
Banca Nazionale del Lavoro (BNL)	391,700	862,881
Bayerische Vita Spa	100,000	680,949
Davide Campari-Milano Spa	112,000	2,460,203
ENI Spa sponsored ADR	55,000	3,465,550
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
Luxottica Group Spa sponsored ADR	40,000	$ 630,400
Olivetti Spa	4,050,116	4,765,475
Olivetti Spa rights 11/23/01 (a)	4,050,116	0
Parmalat Finanziaria Spa	1,299,571	3,478,228
San Paolo IMI Spa	78,300	825,292
TOTAL ITALY		19,695,838
Japan - 15.4%
Aeon Credit Service Ltd.	40,400	2,375,500
Aoyama Trading Co. Ltd.	137,100	1,645,872
Asahi Breweries Ltd.	107,000	1,116,750
Asahi Kasei Corp.	510,000	1,678,481
Bandai Co. Ltd.	50,000	1,465,905
Canon, Inc.	129,000	3,775,830
Credit Saison Co. Ltd.	100,000	2,392,814
CSK Corp.	200,000	5,079,625
Daiichi Pharmaceutical Co. Ltd.	64,000	1,502,654
Daiwa Securities Group, Inc.	746,000	4,873,826
Fujisawa Pharmaceutical Co. Ltd.	153,000	3,673,500
Funai Electric Co. Ltd.	38,600	2,159,330
Hitachi Chemical Co. Ltd.	102,900	839,503
Hoya Corp.	38,200	2,280,457
Ito-Yokado Co. Ltd.	20,000	881,993
JAFCO Co. Ltd.	55,000	3,552,879
Kappa Create Co. Ltd.	18,000	1,061,331
Konami Corp.	120,000	3,733,769
Kyocera Corp.	54,400	3,775,360
Matsushita Electric Industrial Co. Ltd.	236,000	2,813,120
Mitsubishi Tokyo Finance Group, Inc.	370	2,771,300
Mitsumi Electric Co. Ltd.	183,000	2,219,314
Mizuho Holdings, Inc.	621	1,876,439
NEC Corp.	323,000	2,927,971
Nichicon Corp.	285,000	3,065,292
Nikko Cordial Corp.	1,287,000	6,947,383
Nikon Corp.	261,000	2,005,725
Nippon Foundry, Inc. (a)	246	1,486,648
Nippon Telegraph & Telephone Corp.	1,124	4,700,568
Nissan Motor Co. Ltd.	500,000	2,204,982
Nomura Holdings, Inc.	419,000	5,509,106
NTT DoCoMo, Inc.	410	5,558,187
ORIX Corp.	65,500	5,728,910
Rohm Co. Ltd.	23,700	2,521,936
Sammy Corp. (a)	10,500	294,120
Sony Corp.	233,700	8,927,340
Stanley Electric Co. Ltd.	145,000	1,130,870
Sumitomo Bakelite Co. Ltd.	178,000	1,123,675
Sumitomo Mitsui Banking Corp.	935,000	5,780,278
Takeda Chemical Industries Ltd.	183,000	8,862,312
TDK Corp. (a)	21,500	955,165
The Suruga Bank Ltd.	206,000	1,429,971
Tokyo Electron Ltd.	62,000	2,546,836

	Shares	Value (Note 1)
Toshiba Corp.	397,000	$ 1,468,689
Toyota Motor Corp.	144,000	3,492,691
TOTAL JAPAN		136,214,207
Korea (South) - 1.8%
Kookmin Credit Card Co. Ltd.	126,300	3,384,956
Korea Telecom	24,600	954,426
Samsung Electronics Co. Ltd.	67,027	9,007,885
SK Telecom Co. Ltd.	15,000	2,852,439
TOTAL KOREA (SOUTH)		16,199,706
Luxembourg - 0.3%
Stolt Offshore SA (a)	370,000	2,870,604
Mexico - 1.1%
Fomento Economico Mexicano SA de CV sponsored ADR	40,000	1,240,000
Grupo Radio Centro SA de CV sponsored ADR	333,900	1,752,975
Grupo Televisa SA de CV sponsored ADR (a)	33,000	1,004,850
Telefonos de Mexico SA de CV Series L sponsored ADR	167,000	5,688,020
TOTAL MEXICO		9,685,845
Netherlands - 6.1%
Akzo Nobel NV	111,500	4,572,212
ASM International NV (a)	70,000	1,113,700
ASML Holding NV (NY Shares) (a)	215,000	3,091,700
Euronext NV	290,000	4,842,895
Hunter Douglas NV	113,000	2,568,638
ING Groep NV (Certificaten Van Aandelen)	460,444	11,482,058
Koninklijke Ahold NV	306,855	8,635,457
Koninklijke Philips Electronics NV sponsored ADR	341,900	7,709,845
OPG Groep NV	50,000	1,687,969
STMicroelectronics NV (NY Shares)	80,000	2,237,600
TPG NV	68,600	1,341,365
Unit 4 Agresso NV (a)	200,000	2,223,617
Vedior NV (Certificaten Van Aandelen)	157,000	1,441,660
Wegener NV	112,500	808,199
TOTAL NETHERLANDS		53,756,915
Norway - 1.0%
DnB Holding ASA	314,700	1,188,936
Statoil ASA	1,086,800	7,515,314
TOTAL NORWAY		8,704,250
Singapore - 0.6%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	80,000	1,564,800
United Overseas Bank Ltd.	722,546	4,041,661
TOTAL SINGAPORE		5,606,461
Spain - 4.5%
Acerinox SA (Reg.)	103,700	3,247,853
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Amadeus Global Travel Distribution SA Series A	131,100	$ 709,317
Banco Popular Espanol SA (Reg.)	110,000	3,693,726
Banco Santander Central Hispano SA	1,000,060	7,697,599
Centros Comerciales Carrefour SA	150,000	1,840,561
Cortefiel SA	943,112	5,094,219
Gas Natural SDG SA Series E	325,100	5,838,792
Inditex SA	64,700	1,205,696
NH Hoteles SA (a)	398,000	3,686,902
Telefonica SA (a)	587,812	7,059,231
TOTAL SPAIN		40,073,896
Sweden - 1.1%
Entra Data AB	50,000	1,148,499
Skandia Foersaekrings AB	317,100	1,902,701
Svenska Handelsbanken AB (A Shares)	211,600	2,608,770
Telefonaktiebolaget LM Ericsson AB (B Shares)	762,100	3,254,167
TV 4 AB (A Shares)	40,000	731,289
TOTAL SWEDEN		9,645,426
Switzerland - 7.7%
Bank Sarasin & Compagnie Series B (Reg.)	1,831	3,345,085
Credit Suisse Group (Reg.)	283,600	10,362,274
Givaudan AG	4,560	1,395,434
Julius Baer Holding AG (Bearer)	5,080	1,551,454
Nestle SA (Reg.)	72,760	15,096,175
Novartis AG (Reg.)	101,520	3,799,466
Roche Holding AG (participation certificate)	133,190	9,231,757
Swiss Reinsurance Co. (Reg.)	15,160	1,558,773
Swisscom AG (Reg.)	16,680	4,629,647
Syngenta AG sponsored ADR (a)	200,000	2,056,000
Tecan Group AG	35,870	2,021,927
UBS AG (Reg.)	149,550	6,951,663
Zurich Financial Services AG	24,471	5,601,416
TOTAL SWITZERLAND		67,601,071
Taiwan - 3.1%
Advanced Semiconductor Engineering, Inc.	4,680,000	2,373,913
Siliconware Precision Industries Co. Ltd. (a)	6,870,000	3,564,435
Taiwan Semiconductor Manufacturing Co. Ltd.	6,684,144	11,818,341
United Microelectronics Corp.	7,621,480	6,273,914
Yuanta Core Pacific Securities Co. Ltd.	7,080,000	3,119,304
TOTAL TAIWAN		27,149,907

	Shares	Value (Note 1)
United Kingdom - 12.2%
Abbey National PLC	48,800	$ 726,471
Anglo American PLC	187,676	2,416,932
BAA PLC	291,000	2,326,930
BHP Billiton PLC	750,000	3,192,345
Bradford & Bingley PLC	700,000	3,076,293
British Telecommunications PLC	569,300	2,851,625
Carlton Communications PLC	818,500	2,274,965
Centrica PLC	400,000	1,274,755
EMAP PLC	150,000	1,455,928
Enterprise Inns PLC	337,700	2,702,816
Friends Provident PLC	900,000	2,396,714
GlaxoSmithKline PLC	673,731	17,954,927
Granada PLC	698,200	1,323,367
HBOS PLC	290,000	3,270,562
HSBC Holdings PLC sponsored ADR	167,000	9,186,670
Lloyds TSB Group PLC	832,900	8,411,530
Logica PLC	103,400	1,119,480
Marks & Spencer PLC	1,000,000	4,176,424
Rentokil Initial PLC	558,363	2,011,011
Royal Bank of Scotland Group PLC	54,050	1,293,851
Shell Transport & Trading Co. PLC (Reg.)	1,284,100	9,534,440
Smith & Nephew PLC	350,000	1,969,795
Somerfield PLC (a)	1,968,600	2,950,648
Trinity Mirror PLC	400,000	2,299,216
United Business Media PLC	340,909	2,172,878
Vodafone Group PLC	6,753,481	15,614,097
TOTAL UNITED KINGDOM		107,984,670
United States of America - 4.2%
AES Corp. (a)	100,000	1,385,000
AFLAC, Inc.	120,000	2,935,200
Avon Products, Inc.	75,000	3,512,250
Bristol-Myers Squibb Co.	118,500	6,333,825
DENTSPLY International, Inc.	110,000	4,948,900
Fox Entertainment Group, Inc. Class A (a)	100,000	2,201,000
Manpower, Inc.	65,400	1,867,824
Micron Technology, Inc. (a)	80,000	1,820,800
Pfizer, Inc.	117,500	4,923,250
Synthes-Stratec, Inc. (a)(c)	7,096	4,666,817
Take-Two Interactive Software, Inc. (a)	200,000	2,786,000
TeraBeam Labs Investors LLC (e)	4,400	88
TeraBeam Networks (e)	4,400	4,400
TOTAL UNITED STATES OF AMERICA		37,385,354
TOTAL COMMON STOCKS (Cost $846,751,086)		765,800,115
Government Obligations - 0.1%
	Principal Amount	Value (Note 1)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.2% 1/3/02 (d) (Cost $896,496)	$ 900,000	$ 896,834
Money Market Funds - 13.4%
	Shares
Fidelity Cash Central Fund, 2.81% (b)	110,081,975	110,081,975
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	8,355,585	8,355,585
TOTAL MONEY MARKET FUNDS (Cost $118,437,560)		118,437,560
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $966,085,142)		885,134,509
NET OTHER ASSETS - (0.3)%		(2,680,168)
NET ASSETS - 100%		$ 882,454,341
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
160 Nikkei 225 Index Contracts	Dec. 2001	$ 8,352,000	$ 31,040
The face value of futures purchased as a percentage of net assets - 0.9%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,666,817 or 0.5% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $896,834.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Labs Investors LLC	7/12/01	$ 88
TeraBeam Networks	4/7/00	$ 16,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $781,154,460 and $898,932,144, respectively.
The market value of futures contracts opened and closed during the period amounted to $30,564,597 and $19,831,380, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26,011 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,488 or 0% of net assets.

The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $5,764,659.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $972,031,302. Net unrealized depreciation aggregated $86,896,793, of which $86,913,472 related to appreciated investment securities and $173,810,265 related to depreciated investment securities.

The fund hereby designates approximately $121,849,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $63,867,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $13,183,983) (cost $966,085,142) - See accompanying schedule		$ 885,134,509
Foreign currency held at value (cost $3,213,507)		3,218,437
Receivable for investments sold		2,604,834
Receivable for fund shares sold		597,785
Dividends receivable		1,429,188
Interest receivable		238,569
Redemption fees receivable		126
Receivable for daily variation on futures contracts		84,000
Other receivables		18,261
Total assets		893,325,709
Liabilities
Payable for investments purchased	$ 531,058
Payable for fund shares redeemed	1,053,716
Accrued management fee	537,999
Other payables and accrued expenses	393,010
Collateral on securities loaned, at value	8,355,585
Total liabilities		10,871,368
Net Assets		$ 882,454,341
Net Assets consist of:
Paid in capital		$ 1,035,410,570
Distributions in excess of net investment income		(2,175,562)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(69,837,772)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(80,942,895)
Net Assets, for 50,117,233 shares outstanding		$ 882,454,341
Net Asset Value, offering price and redemption price per share ($882,454,341 ÷ 50,117,233 shares)		$17.61

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 16,120,798
Special dividend from Granada PLC		2,205,743
Interest		4,393,724
Security lending		489,348
		23,209,613
Less foreign taxes withheld		(2,107,004)
Total income		21,102,609
Expenses
Management fee	$ 7,681,887
Transfer agent fees	3,017,937
Accounting and security lending fees	558,357
Non-interested trustees' compensation	2,505
Custodian fees and expenses	429,063
Registration fees	33,379
Audit	52,334
Legal	6,723
Reports to shareholders	209,585
Miscellaneous	14,188
Total expenses before reductions	12,005,958
Expense reductions	(543,315)	11,462,643
Net investment income		9,639,966
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(56,923,191)
Foreign currency transactions	(448,914)
Futures contracts	(2,412,257)	(59,784,362)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(250,085,105)
Assets and liabilities in foreign currencies	76,900
Futures contracts	31,040	(249,977,165)
Net gain (loss)		(309,761,527)
Net increase (decrease) in net assets resulting from operations		$ (300,121,561)
Other Information Deferred sales charges withheld by FDC		$ 3,106

See accompanying notes which are an integral part of the financial statements.

Annual Report

International Growth & Income
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 9,639,966	$ 8,587,663
Net realized gain (loss)	(59,784,362)	149,136,263
Change in net unrealized appreciation (depreciation)	(249,977,165)	(61,330,086)
Net increase (decrease) in net assets resulting from operations	(300,121,561)	96,393,840
Distributions to shareholders From net investment income	(23,419,393)	(14,140,690)
From net realized gain	(122,148,198)	(64,276,865)
Total distributions	(145,567,591)	(78,417,555)
Share transactions Net proceeds from sales of shares	212,416,654	1,130,305,448
Reinvestment of distributions	141,120,332	75,636,074
Cost of shares redeemed	(278,102,532)	(1,051,490,302)
Net increase (decrease) in net assets resulting from share transactions	75,434,454	154,451,220
Redemption fees	125,206	100,992
Total increase (decrease) in net assets	(370,129,492)	172,528,497
Net Assets
Beginning of period	1,252,583,833	1,080,055,336
End of period (including under (over) distributions of net investment income of $(2,175,562) and $20,921,855, respectively)	$ 882,454,341	$ 1,252,583,833
Other Information Shares
Sold	10,269,166	38,897,822
Issued in reinvestment of distributions	6,167,847	2,801,337
Redeemed	(13,229,866)	(36,304,525)
Net increase (decrease)	3,207,147	5,394,634

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.70	$ 26.02	$ 19.75	$ 20.88	$ 19.09
Income from Investment Operations
Net investment income B	.19 F	.18 D	.15	.34	.48 C
Net realized and unrealized gain (loss)	(6.11)	2.33	6.84	(.22)	1.97
Total from investment operations	(5.92)	2.51	6.99	.12	2.45
Less Distributions
From net investment income	(.51)	(.33)	(.09)	(.37)	(.29)
From net realized gain	(2.66)	(1.50)	(.63)	(.88)	(.37)
Total distributions	(3.17)	(1.83)	(.72)	(1.25)	(.66)
Net asset value, end of period	$ 17.61	$ 26.70	$ 26.02	$ 19.75	$ 20.88
Total Return A	(24.91)%	9.57%	36.51%	.55%	13.17%
Ratios to Average Net Assets E
Expenses before expense reductions	1.14%	1.07%	1.13%	1.17%	1.17%
Expenses net of voluntary waivers, if any	1.14%	1.07%	1.13%	1.17%	1.17%
Expenses net of all reductions	1.09%	1.05%	1.10%	1.13%	1.15%
Net investment income	.91%	.63%	.69%	1.62%	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 882,454	$ 1,252,584	$ 1,080,055	$ 817,765	$ 1,067,169
Portfolio turnover rate	81%	104%	94%	143%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.05 per share.

D Investment income per share reflects a special dividend which amounted to $.07 per share.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

|

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Diversified International	-16.45%	55.56%	149.12%
MSCI EAFE	-24.75%	3.97%	53.50%
International Funds Average	-26.39%	11.03%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 27, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2001, the index included over 907 equity securities of companies domiciled in 22 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Diversified International	-16.45%	9.24%	9.71%
MSCI EAFE	-24.75%	0.78%	4.45%
International Funds Average	-26.39%	1.82%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on December 27, 1991, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $24,912 - a 149.12% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,350 - a 53.50% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Diversified International

|

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bill Bower, Portfolio Manager of Fidelity Diversified International Fund

Q. How did the fund perform, Bill?

A. For the 12-month period that ended October 31, 2001, the fund returned -16.45%. For the same period, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - declined 24.75%. The fund also compares its performance against the Lipper Inc. international funds average, which fell 26.39% during the same time frame.

Q. What factors helped the fund outperform its index and peer group by such wide margins during the past year?

A. There were two reasons. First, our stock selection proved better in seven out of the 10 major market sectors. More specifically, the return of our holdings in the fund's largest sector, financials, although negative, outperformed those in the index by nearly 11 percentage points. Our positions in European, Canadian and Australian banks performed well. I owned these bank stocks because their valuations declined to attractive levels and I felt the risk/reward assessment of owning them was favorable. Subsequently, these stocks moved higher as interest rates declined and demand for loans increased. The fund also eked out a modest gain in the materials sector, while the index's holdings declined more than 7%. The fund's holdings of precious metals producers benefited from heightened inflationary expectations and the near-record market turmoil following the terrorist attacks on the U.S. in September. Led by superior stock picking among commercial services companies, our overall stock selection in the industrial sector also made a measurable difference, as these holdings handily outperformed those in the index by roughly 11 percentage points. Also contributing to the fund's strong overall relative return was our industry selection. For example, the fund had a higher exposure to stocks in the better-performing defensive sectors - materials, energy, consumer staples and health care - while being underexposed to those sectors that performed worst, such as information technology, telecommunication services and consumer discretionary. My guess is that the fund outperformed its peers during the period because it was better positioned in these sectors.

Q. Despite that strong relative performance, the fund still lost ground during the year. Why did international stocks generate negative returns?

A. The world's regional and local economies experienced a slowdown for a variety of reasons, such as overcapacity, slowing product demand and increased competition in several industries. With more and more companies taking a global approach to business during the past decade, short-term cyclical weakness now spreads across many countries and can hurt the performance of all the world's major equity markets almost simultaneously. With the U.S. being the largest economy, its declining growth rate during the past year negatively influenced the performance of overseas economies that depend on the U.S. as a market for its products. The U.S.' economic slowdown, combined with slowdowns in several other countries, forced many domestic and international companies to downgrade their earnings, which in turn hurt stock performance. While I'm not pleased the fund lost money during the past year, by helping shareholders keep more of their investment than most of the international funds tracked by Lipper, I believe we serviced them pretty well. Incidentally, international stocks, as measured by the MSCI EAFE index, performed very much in line with those in the U.S., as represented by the -24.90% one-year return for the Standard & Poor's 500® Index, a benchmark of the 500-largest publicly traded U.S. companies.

Q. In what ways did you tweak the fund's positioning to your satisfaction since taking over in April?

A. When I took over the fund, it was very heavily positioned in defensive industries, which proved to be an effective strategy for most of the period. Still, I reduced the fund's large exposure to these defensive names during the past six months and began adding some more-aggressive growth stocks that had been punished unfairly and whose valuations became compelling. I found some of these opportunities in the technology, media and telecommunications space. For example, the fund now owns more of wireless telecom provider Vodafone Group because the stock reached a point where it was priced cheap relative to its peers. Unlike many of its peers, Vodafone remained one of the best-capitalized companies in its industry and was nicely positioned with good management and the funds needed to weather the industry's overcapacity and next generation infrastructure build-out. Turning to media, I increased our holdings in Dutch company VNU, the world's largest media measurement company, after it reached an attractive valuation. In the tech sector, I added to our positions in semiconductor stocks, such as Netherlands-based STMicroelectronics, also a Dutch firm. In terms of other changes, I reduced the fund's cash position to around 6% of assets from roughly 18% in April. Much of this was done in the third quarter when I found some bargains in the turbulent market environment after September 11. Additionally, in light of the recent conflict in the Middle East and Afghanistan, I redeployed some of the fund's exposure to oil companies with significant operations in these regions to Canadian oil companies.

Q. The fund also continued to be heavily underweighted - at roughly half the MSCI index weighting - in Japanese stocks. Why?

A. My biggest concern has been the number of bad loans in the portfolios of most Japanese banks. It remains to be seen what the Japanese government will do, if anything, to restructure this debt and improve the quality of the banking system in general. Some of the options that have been discussed have been nationalizing the banks, injecting more capital into the system and changing management. The country has been in and out of a recession for the past decade, and significant changes need to be put in place before the banks and other corporations can become more efficient and more profitable. On the margin, some companies are restructuring their operations - via layoffs - but, for most of the investment community, these moves are not being done at a rate fast enough to make them as competitive as other firms in the rest of the world. My biggest industry position in Japan is in brokerage, including Nomura Securities and Daiwa Securities. I felt these companies were attractively valued and were likely to benefit from recent industry deregulation and the high savings rates of the Japanese people.

Q. What stocks were top performers?

A. Suncor Energy, a Calgary, Alberta-based integrated oil and gas producer and the fund's top performer, appreciated roughly 60% on strong earnings growth and the announcement of an expansion in its program for harnessing oil from sand reserves. Germany-based pharmaceuticals firm Altana rose roughly 40% on strong demand from investors looking for stable growth stocks. Additionally, U.K.-based commercial cleaning services company Rentokil Initial also performed well, rising nearly 60%.

Annual Report

Diversified International
Fund Talk: The Manager's Overview - continued

Q. Which stocks disappointed?

A. Furukawa Electric, a Japanese manufacturer of optical fiber, metals and batteries, underperformed as product demand for optical fiber slowed sharply and hurt earnings. Despite my optimistic outlook on Vodafone, the company was the fund's top detractor. Other telecom stocks landing on the list of underperformers included Nippon Telegraph & Telephone of Japan, Spain's Telefonica, China Mobile and France Telecom. Elsewhere, a slowdown in demand for consumer electronics hurt shares of Japan-based Sony.

Q. What's your outlook for international stocks, Bill?

A. Right now, the international equity markets are at a crossroads. Many of the stocks with historically higher growth prospects, such as those in the media and technology sectors, have at times during the past few months reached attractively low valuations. But those valuations are starting to look more rich given the appreciation of stocks in these sectors during October. However, the fundamentals of many of these companies have yet to improve, so my approach has been to add them to the portfolio gradually. At some point, business for many technology industries should improve, given the easing of interest rates and other fiscal stimuli around the world, but it's still unclear when that will occur and how strong that business rebound will be. Another factor further complicating matters now is that history has shown us that investors must be positioned early to fully participate in broad shifts of investor sentiment. In this day and age, given modern technology and the rapid transmission of news flow, these market shifts can be fast and furious. That said, I anticipate the fund may get progressively more aggressive in the months ahead, but I don't want to be too early in moving the fund substantially in that direction. I'm still concerned that the bounce in technology stocks since September 11 could be a mere unsustainable blip in a bear market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital growth by investing primarily in foreign equity securities

Fund number: 325

Trading symbol: FDIVX

Start date: December 27, 1991

Size: as of October 31, 2001, more than $5.8 billion

Manager: Bill Bower, since April 2001; manager, Fidelity International Growth & Income Fund, 1998-
2001; international equity analyst, 1996-1998; manager, Fidelity Select Construction & Housing Portfolio, 1994-1996; joined Fidelity in 1994

3

Bill Bower on his objective for the fund:

"My goal in managing Fidelity Diversified International Fund is to provide consistent performance to shareholders over the long term. My definition of consistency is that I would like the fund to outperform the international funds average tracked by Lipper Inc. on a regular basis. The fund has accomplished this goal during the past one-, three- and five-year periods through October 31, 2001. During the six-month period since I took the fund in April, Diversified International has kept its long-term track record intact, outperforming Lipper's international funds average. While those numbers are good, this recent performance occurred during a very short time frame and I view it as a strong showing in the first inning of a very important nine-inning game.

"In fact, our strong returns during the past six-month and one-year periods relative to our peers has me concerned that, while the fund had been correctly overweighted in more defensive sectors during the past year, markets fluctuate rapidly and we could be approaching a very important turning point during the coming months. A number of economic incentives recently have been put in place - such as near-record level interest-rate cuts and income tax cuts around the world - that are likely to ignite the economies of several countries at some point going forward. According to third-party fund researchers, many of my peers in the international arena are positioning themselves aggressively with economically sensitive stocks that should move sharply higher if the global economy recovers.

"I've taken a slightly more cautious approach, recognizing that the current global economic weakness could last longer than most investors expect, given the fundamental problems in several industries, such as sharply lower product demand, overcapacity and reduced profits. While many of my more aggressive peers may be willing to position their funds for a rally in the ninth inning - should the global economy rebound swiftly - I'm willing to stick to fundamental investing by hitting singles and doubles to drive in runs during every inning of this important game. Diversified International has a strong long-term track record because of its quarterly consistency, and my goal is to maintain that consistency in the future."

Annual Report

Diversified International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
United Kingdom	15.4%
Japan	11.8%
United States of America	11.4%
Canada	8.8%
France	8.7%
Netherlands	7.1%
Germany	5.2%
Switzerland	4.5%
Spain	3.2%
Other	23.9%

As of April 30, 2001
United States of America	14.7%
United Kingdom	12.0%
Canada	10.9%
Japan	10.4%
France	6.8%
Switzerland	6.4%
Netherlands	6.0%
Germany	5.5%
Sweden	3.2%
Other	24.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Investment Companies	90.5	86.0
Bonds	2.6	1.4
Short-Term Investments and Net Other Assets	6.9	12.6
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.7	0.4
TotalFinaElf SA (France, Oil & Gas)	1.9	1.4
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.5	1.3
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.3	1.3
Unilever NV (NY Shares) (Netherlands, Food Products)	1.3	0.2
Koninklijke Ahold NV (Netherlands, Food & Drug Retailing)	1.3	0.7
Lloyds TSB Group PLC (United Kingdom, Banks)	1.1	0.6
Nokia Corp. sponsored ADR (Finland, Communications Equipment)	1.1	0.6
Nestle SA (Reg.) (Switzerland, Food Products)	1.1	1.4
BNP Paribas SA (France, Banks)	1.0	0.9
	14.3
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	20.2
Health Care	12.2	9.0
Consumer Staples	10.1	8.3
Consumer Discretionary	7.7	7.4
Information Technology	7.5	4.5
Materials	7.0	9.8
Energy	7.0	8.4
Telecommunication Services	6.4	5.5
Industrials	5.7	8.2
Utilities	1.7	2.2

Annual Report

Diversified International

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 88.2%
	Shares	Value (Note 1)
Australia - 2.1%
AMP Ltd.	2,500,000	$ 22,731,719
Australia & New Zealand Banking Group Ltd.	1,800,000	16,176,420
Australian Gas Light Co.	1,535,919	6,870,626
BHP Ltd.	3,092,693	13,912,441
Commonwealth Bank of Australia	490,000	7,355,758
National Australia Bank Ltd.	1,333,500	20,535,417
News Corp. Ltd. sponsored ADR	244,400	5,816,720
Origin Energy Ltd.	2,847,333	4,331,719
Suncorp-Metway Ltd.	1,307,900	8,826,017
Westpac Banking Corp.	1,250,000	9,319,375
WMC Ltd.	1,729,800	8,130,038
TOTAL AUSTRALIA		124,006,250
Austria - 0.0%
RHI AG	330,091	1,782,987
Belgium - 0.7%
Delhaize Freres & Compagnie Le Lion SA	497,626	27,327,256
Omega Pharma SA	275,026	11,525,415
TOTAL BELGIUM		38,852,671
Bermuda - 0.4%
Accenture Ltd. Class A	1,051,300	18,471,341
Aquarius Platinum Ltd.	1,380,500	5,358,960
TOTAL BERMUDA		23,830,301
Brazil - 0.3%
Banco Itau SA (PN)	70,000,000	4,452,893
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	217,100	3,295,578
Uniao de Bancos Brasileiros SA (Unibanco) GDR	485,500	7,636,915
TOTAL BRAZIL		15,385,386
Canada - 8.8%
Alcan, Inc.	636,800	19,521,692
Barrick Gold Corp.	1,159,900	18,070,959
BCE, Inc.	1,453,100	32,023,814
Brascan Corp. Class A (ltd. vtg.)	571,200	8,543,190
Canada Life Financial Corp.	800,000	21,024,802
Canadian Imperial Bank of Commerce	500,000	15,365,731
Canadian National Railway Co.	800,000	32,028,201
Canadian Natural Resources Ltd.	1,200,000	32,065,970
Canadian Pacific Railway Ltd. (a)	514,150	8,657,631
Canadian Western Bank	200,000	3,307,315
Clarica Life Insurance Co.	200,000	6,087,121
Fairmont Hotels & Resorts, Inc. (a)	257,075	4,574,789
Franco Nevada Mining Corp. Ltd.	2,073,700	29,501,209
Industrial Alliance Life Insurance Co.	90,000	2,243,485
Kingsway Financial Services, Inc. (a)	400,700	3,990,353
Loblaw Companies Ltd.	379,300	11,723,297
Metro, Inc. Class A (sub. vtg.)	285,300	6,932,255
Molson, Inc. Class A	500,000	7,711,192

	Shares	Value (Note 1)
National Bank of Canada	700,000	$ 10,685,509
Onex Corp. (sub vtg.)	800,000	10,298,376
OZ Optics Ltd. unit (a)(e)	102,000	1,504,500
Petro-Canada	1,319,400	33,927,666
Placer Dome, Inc.	330,400	3,826,866
Power Corp. of Canada (sub. vtg.)	1,000,000	21,496,916
Precision Drilling Corp. (a)	786,100	20,055,793
Sun Life Financial Services of Canada, Inc.	890,600	18,494,834
Suncor Energy, Inc.	1,737,600	52,939,595
Talisman Energy, Inc.	993,100	34,914,160
TimberWest Forest Corp. unit	1,300,000	9,738,134
Toronto-Dominion Bank	420,900	9,522,313
TransCanada PipeLines Ltd.	2,065,700	26,669,714
TOTAL CANADA		517,447,382
Denmark - 1.7%
Danske Bank AS	1,870,250	27,708,413
Group 4 Falck AS	117,485	13,924,653
Novo-Nordisk AS Series B	500,000	20,287,962
Novozymes AS Series B	1,852,700	37,419,456
TOTAL DENMARK		99,340,484
Finland - 1.6%
Instrumentarium Oyj	57,000	2,077,714
KCI Konecranes	127,900	3,143,376
Kone Oyj (B Shares)	150,000	10,261,500
Metso Oyj	720,700	7,039,590
Nokia Corp. sponsored ADR	3,049,200	62,539,092
UPM-Kymmene Corp.	250,000	8,124,756
TOTAL FINLAND		93,186,028
France - 8.1%
Aventis SA (France)	350,000	25,602,501
AXA SA	1,814,500	39,694,138
BNP Paribas SA	703,800	58,544,266
Carbone Lorraine Group	317,159	8,819,787
CNP Assurances	679,507	21,043,381
Dassault Aviation SA	17,550	4,817,233
Elior SA	856,200	5,426,390
Eurazeo	308,500	15,816,560
Eurotunnel SA unit (a)	3,000,000	2,106,585
Generale de Sante	370,237	5,482,881
JC Decaux SA	363,250	2,779,634
L'Air Liquide	120,000	16,182,894
L'Oreal SA	235,000	16,226,556
Michelin SA (Compagnie Generale des Etablissements) Series B	175,450	5,422,384
Neopost SA (a)	820,800	24,384,532
Nexans SA	184,700	2,992,971
NRJ Group	407,168	5,974,814
Pechiney SA Series A	294,118	13,503,766
Pernod-Ricard	142,222	9,954,749
Remy Cointreau SA	118,624	2,509,595
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Sanofi-Synthelabo SA	543,300	$ 35,827,002
Suez SA (France)	237,800	7,477,795
Technip Coflexip SA	185,000	20,918,209
TotalFinaElf SA:
Class B	225,000	31,383,000
sponsored ADR	1,168,300	81,477,242
Vivendi Universal SA	227,600	10,634,149
TOTAL FRANCE		475,003,014
Germany - 4.4%
Allianz AG (Reg.)	70,000	16,497,982
Altana AG	657,700	30,788,910
AMB Generali Holding AG	150,000	16,136,981
Andrea-Noris Zahn	52,689	1,138,399
Bayer AG	374,700	11,131,681
Beiersdorf AG	150,000	16,872,936
Celanese AG (Reg.)	507,631	7,334,767
Deutsche Boerse AG	470,487	16,285,725
Deutsche Post AG	474,100	6,811,864
DIS Deutscher Industrie Service AG	424,900	8,082,568
E.On AG	400,000	20,849,790
Gehe AG	205,384	7,691,713
Muenchener Rueckversicherungs- Gesellschaft AG (Reg.)	75,000	19,816,753
Pfeiffer Vacuum Technology AG	169,426	4,929,632
Rhoen-Klinikum AG	189,737	9,428,753
Schering AG	539,700	27,864,353
Stada Arzneimittel AG	262,970	7,291,553
Techem AG (a)	558,724	11,267,005
Wella AG	341,200	14,743,934
TOTAL GERMANY		254,965,299
Hong Kong - 0.9%
Aeon Credit Service (ASIA) Co. Ltd.	6,062,000	2,059,565
ASM Pacific Technology Ltd.	2,429,500	3,395,136
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	1,212,300	18,451,206
CNOOC Ltd. sponsored ADR	855,400	16,791,502
Hutchison Whampoa Ltd.	1,049,000	8,506,478
Television Broadcasts Ltd.	1,801,000	5,310,743
TOTAL HONG KONG		54,514,630
India - 0.4%
Dr. Reddy's Laboratories Ltd.	721,136	15,706,009
Ranbaxy Laboratories Ltd.	474,500	7,024,558
TOTAL INDIA		22,730,567
Ireland - 2.5%
Anglo Irish Bank Corp. PLC	2,729,412	8,340,865
Bank of Ireland	4,445,400	39,419,418
CRH PLC	616,300	9,542,974
DCC PLC (Ireland)	854,550	7,962,344
Elan Corp. PLC sponsored ADR (a)	500,000	22,825,000

	Shares	Value (Note 1)
Independent News & Media PLC (Ireland)	3,894,386	$ 6,205,480
Irish Life & Permanent PLC	1,700,000	17,982,494
Jefferson Smurfit Group PLC sponsored ADR	896,200	17,565,520
Riverdeep Group PLC sponsored ADR (a)	365,600	6,785,536
Ryanair Holdings PLC sponsored ADR (a)	151,900	7,099,806
TOTAL IRELAND		143,729,437
Israel - 0.2%
Fundtech Ltd. (a)	262,100	1,339,331
RADWARE Ltd. (a)	94,800	936,624
Teva Pharmaceutical Industries Ltd. sponsored ADR	150,000	9,270,000
TOTAL ISRAEL		11,545,955
Italy - 1.9%
Assicurazioni Generali Spa	400,000	10,950,641
Banca Nazionale del Lavoro (BNL)	5,690,200	12,535,008
Bayerische Vita Spa	23,740	161,657
Luxottica Group Spa sponsored ADR	1,189,400	18,744,944
Mediaset Spa	509,700	3,298,267
Parmalat Finanziaria Spa	5,412,628	14,486,592
Recordati Spa	279,700	5,237,438
Telecom Italia Mobile Spa	1,200,000	6,547,698
Telecom Italia Spa	1,500,000	12,499,071
Unicredito Italiano Spa	6,601,400	24,211,417
TOTAL ITALY		108,672,733
Japan - 11.8%
Advantest Corp.	97,300	5,006,044
Aeon Credit Service Ltd.	109,600	6,444,427
Anritsu Corp.	500,000	3,993,467
Asahi Breweries Ltd.	1,498,000	15,634,496
Canon, Inc. ADR	770,900	22,564,243
Coca-Cola Central Japan Co. Ltd. (a)	642	4,535,157
Credit Saison Co. Ltd.	1,129,900	27,036,400
Daiichi Pharmaceutical Co. Ltd.	536,000	12,584,729
Daiwa Securities Group, Inc.	2,880,000	18,815,844
Disco Corp.	74,100	2,735,255
Fuji Heavy Industries Ltd.	2,484,000	12,151,213
Fuji Photo Film Co. Ltd.	500,000	16,496,530
Heiwa Corp.	436,900	8,384,770
Hokkaido Coca-Cola Bottling Co. Ltd.	500,000	3,331,972
Hoya Corp.	286,100	17,079,552
JAFCO Co. Ltd.	286,200	18,487,890
Japan Telecom Co. Ltd.	1,935	6,052,307
Kao Corp.	902,000	21,362,190
Keyence Corp.	120,900	18,413,925
Kobayashi Pharmaceutical Co. Ltd.	188,700	7,628,134
Konami Corp.	579,700	18,037,216
Kyocera Corp.	142,300	9,875,620
Mikuni Coca-Cola Bottling Co.	200,000	1,909,351
Mitsui Sumitomo Insurance Co. Ltd.	2,000,000	11,106,575
Mizuho Holdings, Inc.	3,322	10,037,893
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nikko Cordial Corp.	7,885,000	$ 42,564,191
Nintendo Co. Ltd.	175,200	27,013,280
Nippon Foundry, Inc. (a)	1,898	11,470,152
Nippon Telegraph & Telephone Corp.	5,218	21,821,677
Nipponkoa Insurance Co. Ltd.	2,122,000	7,971,581
Nissan Motor Co. Ltd.	5,024,000	22,155,656
Nomura Holdings, Inc.	3,637,000	47,820,092
NTT DoCoMo, Inc.	976	13,231,197
Olympus Optical Co. Ltd.	589,000	8,749,621
ORIX Corp.	247,100	21,612,422
Paris Miki, Inc.	145,200	4,494,145
Ricoh Co. Ltd.	294,000	4,897,999
Rohm Co. Ltd.	61,400	6,533,622
Shikoku Coca-Cola Bottling Co. Ltd.	450,000	3,965,292
Showa Shell Sekiyu K.K. Co.	712,000	4,971,499
Sony Corp. sponsored ADR	350,900	13,404,380
Square Co. Ltd. (a)	185,100	2,993,042
Stanley Electric Co. Ltd.	808,000	6,301,674
Starbucks Coffee Japan Ltd.	534	314,426
Sumitomo Bakelite Co. Ltd.	948,000	5,984,516
Sumitomo Trust & Banking Ltd.	1,427,000	7,947,848
Takeda Chemical Industries Ltd.	881,000	42,665,008
Tanabe Seiyaku Co. Ltd.	709,000	7,642,957
Terumo Corp.	669,100	11,065,150
Tokyo Electron Ltd.	237,100	9,739,592
Tokyo Seimitsu Co. Ltd.	118,300	2,850,021
Toyoda Gosei Co. Ltd.	475,000	6,194,978
Toyota Industries Corp.	800,000	13,458,555
Toyota Motor Corp.	361,600	8,770,535
Yamada Denki Co. Ltd.	67,400	4,403,430
TOTAL JAPAN		692,713,738
Korea (South) - 1.0%
Kookmin Bank	872,400	13,515,099
Kookmin Credit Card Co. Ltd.	417,000	11,175,983
Samsung Electronics Co. Ltd.	231,700	31,138,600
TOTAL KOREA (SOUTH)		55,829,682
Luxembourg - 0.5%
Espirito Santo Financial Holding SA ADR	1,171,600	18,745,600
Quilmes Industrial SA sponsored ADR	311,500	3,115,000
Thiel Logistik AG	319,800	5,910,586
TOTAL LUXEMBOURG		27,771,186
Mexico - 0.6%
Coca-Cola Femsa SA de CV sponsored ADR	436,600	8,771,294
Fomento Economico Mexicano SA de CV sponsored ADR	47,400	1,469,400
Grupo Radio Centro SA de CV sponsored ADR	638,000	3,349,500

	Shares	Value (Note 1)
Grupo Televisa SA de CV sponsored ADR (a)	237,100	$ 7,219,695
Telefonos de Mexico SA de CV Series L sponsored ADR	446,000	15,190,760
TOTAL MEXICO		36,000,649
Netherlands - 7.1%
Akzo Nobel NV	600,000	24,603,833
ASML Holding NV (NY Shares) (a)	1,103,500	15,868,330
De Telegraaf Holding NV (Certificaten Van Aandelen)	516,039	7,739,638
Elsevier NV	1,815,500	21,100,154
Euronext NV	450,500	7,523,187
Fugro NV	153,000	7,816,646
Heineken Holding NV (A Shares)	716,700	19,033,671
Hunter Douglas NV	550,000	12,502,222
ING Groep NV (Certificaten Van Aandelen)	2,340,000	58,352,404
Koninklijke Ahold NV	2,682,517	75,490,897
Koninklijke Boskalis Westminster NV	350,000	9,723,600
Koninklijke Philips Electronics NV	872,500	19,825,215
OPG Groep NV	195,100	6,586,454
Rodamco Asia NV	384,271	4,452,247
Rodamco North America NV	205,263	8,075,236
STMicroelectronics NV (NY Shares)	399,900	11,185,203
Unilever NV (NY Shares)	1,469,400	76,379,412
Vedior NV (Certificaten Van Aandelen)	1,205,900	11,073,237
VNU NV	687,600	20,055,986
TOTAL NETHERLANDS		417,387,572
New Zealand - 0.0%
Fletcher Challenge Forests Ltd. (a)	32,391,000	3,198,546
Norway - 1.7%
DnB Holding ASA	6,076,700	22,957,758
Gjensidige NOR Sparebank (primary shares certificates)	350,000	9,818,859
Norsk Hydro AS	721,100	27,486,384
Norske Skogindustrier AS (A Shares)	600,000	9,377,530
ProSafe ASA (a)	511,400	6,440,227
Schibsted AS (B Shares)	500,000	4,469,506
Smedvig ASA (A Shares)	663,900	5,524,040
Statoil ASA	1,576,100	10,898,866
Tandberg ASA (a)	21,300	381,999
TOTAL NORWAY		97,355,169
Panama - 0.6%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	850,000	24,803,000
Panamerican Beverages, Inc. Class A	588,200	9,317,088
TOTAL PANAMA		34,120,088
Common Stocks - continued
	Shares	Value (Note 1)
Portugal - 0.2%
Brisa Auto-Estradas de Portugal SA	475,690	$ 4,239,575
Portugal Telecom SGPS SA (Reg.)	1,020,000	8,080,644
TOTAL PORTUGAL		12,320,219
Russia - 0.2%
YUKOS Corp. sponsored ADR	189,700	10,125,238
Singapore - 0.4%
DBS Group Holdings Ltd.	1,328,000	7,574,006
Fraser & Neave Ltd.	973,000	3,655,086
Singapore Press Holdings Ltd.	951,000	8,240,088
Want Want Holdings Ltd.	1,649,000	2,918,730
TOTAL SINGAPORE		22,387,910
South Africa - 0.7%
Anglo American Platinum Corp. Ltd.	309,200	10,092,397
Sappi Ltd.	3,350,000	31,221,207
TOTAL SOUTH AFRICA		41,313,604
Spain - 3.2%
Actividades de Construccion y Servicios SA (ACS)	128,100	3,084,864
Altadis SA	500,000	8,214,781
Amadeus Global Travel Distribution SA Series A	1,896,403	10,260,493
Banco Popular Espanol SA (Reg.)	803,724	26,988,509
Banco Santander Central Hispano SA	483,600	3,722,336
Banco Santander Central Hispano SA ADR	3,793,700	29,325,301
Cortefiel SA	2,220,000	11,991,330
Fomento Construcciones y Contratas SA (FOCSA)	354,000	7,632,590
Gas Natural SDG SA Series E	664,478	11,934,017
Grupo Dragados SA	989,400	12,015,642
Grupo Ferrovial SA	531,429	9,855,431
Inditex SA	794,000	14,796,329
Telefonica SA sponsored ADR	1,127,100	39,978,237
TOTAL SPAIN		189,799,860
Sweden - 2.6%
Capio AB (a)	1,047,800	6,581,843
Getinge Industrier AB (B Shares)	778,700	10,732,030
Investor AB (B Shares)	1,227,600	11,969,736
Lign Multiwood AB (B Shares) (a)	620,000	217,980
Micronic Laser Systems AB (a)	144,650	1,315,481
Nobel Biocare AB	717,100	27,228,837
Svenska Cellulosa AB (SCA) (B Shares)	1,750,000	39,541,163
Svenska Handelsbanken AB (A Shares)	2,228,500	27,474,686
Swedish Match Co.	5,000,000	25,782,620
TV 4 AB (A Shares)	105,520	1,929,140
TOTAL SWEDEN		152,773,516
Switzerland - 4.5%
Baloise Holdings AG (Reg.)	150,000	12,301,854
Disetronic Holding AG (Reg.)	23,810	17,997,032

	Shares	Value (Note 1)
Edipresse SA (Bearer)	28,900	$ 7,782,606
Inficon Holding AG (f)	138,983	10,143,658
Julius Baer Holding AG (Bearer)	20,000	6,108,085
Nestle SA (Reg.)	295,181	61,243,870
Novartis AG (Reg.)	2,074,990	77,658,142
PubliGroupe SA (Reg.)	6,812	958,908
Schindler Holding AG (Reg.)	4,876	6,702,672
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	14,459	2,221,194
Swiss Reinsurance Co. (Reg.)	207,130	21,297,411
Tecan Group AG	171,559	9,670,472
UBS AG (Reg.)	524,860	24,397,526
Unilabs SA	193,020	5,493,255
TOTAL SWITZERLAND		263,976,685
Taiwan - 0.7%
Advanced Semiconductor Engineering, Inc.	7,915,690	4,015,205
Siliconware Precision Industries Co. Ltd. (a)	9,378,695	4,866,048
Taiwan Semiconductor Manufacturing Co. Ltd.	12,672,600	22,406,626
United Microelectronics Corp.	10,014,750	8,244,026
Yuanta Core Pacific Securities Co. Ltd.	6,549,800	2,885,709
TOTAL TAIWAN		42,417,614
United Kingdom - 15.4%
Abbey National PLC	811,300	12,077,576
Aggregate Industries PLC	13,582,186	17,195,373
Amdocs Ltd. (a)	331,800	8,663,298
Anglo American PLC	600,000	7,683,456
Anglo American PLC ADR	272,444	3,519,976
Arriva PLC	1,850,200	7,861,840
BAA PLC	1,876,900	15,008,301
BHP Billiton PLC	4,184,400	17,810,731
Bradford & Bingley PLC	1,901,900	8,358,288
British Telecommunications PLC sponsored ADR	352,200	17,641,698
Cable & Wireless PLC	6,727,062	30,444,476
Cambridge Antibody Technology Group PLC (a)	299,125	7,321,522
Capital Radio PLC	846,470	8,622,482
Carlton Communications PLC	3,081,900	8,565,931
Centrica PLC	6,416,100	20,447,392
Diageo PLC	2,000,000	19,979,896
Diageo PLC sponsored ADR	258,500	10,559,725
Enterprise Inns PLC	934,036	7,475,651
Fitness First PLC (a)	1,337,470	8,271,717
Friends Provident PLC	2,373,900	6,321,734
Galen Holdings PLC sponsored ADR	142,400	6,158,800
GlaxoSmithKline PLC sponsored ADR	1,684,100	89,762,530
GWR Group PLC	1,224,300	3,951,592
HBOS PLC	1,143,216	12,892,961
HSBC Holdings PLC (United Kingdom) (Reg.)	1,500,000	16,502,994
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Informa Group PLC	948,100	$ 2,344,068
Jarvis PLC	948,300	5,933,854
Johnson Service Group PLC	1,422,567	6,634,733
Kidde PLC	5,895,100	4,718,202
Lloyds TSB Group PLC	6,354,000	64,169,605
London Stock Exchange PLC	2,563,677	12,964,053
Maiden Group PLC	1,191,300	4,997,910
Matalan PLC	623,300	3,283,435
Misys PLC	474,100	1,793,767
Northern Rock PLC	1,860,800	15,570,058
Pearson PLC	189,700	2,271,903
Professional Staff PLC sponsored ADR (a)(f)	800,000	2,080,000
Prudential PLC	1,806,600	18,928,543
Reckitt Benckiser PLC	600,000	8,381,952
Rentokil Initial PLC	5,431,500	19,562,199
Reuters Group PLC	105,200	996,597
Rio Tinto PLC (Reg.)	1,000,000	16,240,032
Royal Bank of Scotland Group PLC	1,000,000	23,938,040
Safeway PLC	5,590,454	28,473,300
Scottish Radio Holdings PLC	142,600	1,730,646
Shell Transport & Trading Co. PLC (Reg.)	4,635,300	34,417,093
Six Continents PLC	1,200,000	10,914,000
SMG PLC	3,906,071	7,158,574
Smith & Nephew PLC	4,335,500	24,400,133
Standard Chartered PLC	1,000,000	9,997,224
Taylor Woodrow PLC	947,518	2,009,642
Trinity Mirror PLC	3,818,600	21,949,466
United Business Media PLC	1,763,613	11,240,874
Vodafone Group PLC sponsored ADR	6,840,500	158,152,359
TOTAL UNITED KINGDOM		898,352,202
United States of America - 3.0%
ATMI, Inc. (a)	94,800	1,806,888
Avon Products, Inc.	95,200	4,458,216
AVX Corp.	331,800	6,141,618
Beckman Coulter, Inc.	94,900	4,030,403
Bristol-Myers Squibb Co.	700,000	37,415,000
Estee Lauder Companies, Inc. Class A	166,600	5,372,850
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	475,500	5,278,050
Hollinger International, Inc. Class A	900,000	9,297,000
Kimberly-Clark Corp.	189,700	10,530,247
Mettler-Toledo International, Inc. (a)	576,200	26,453,342
Orthofix International NV (a)	627,300	20,136,330
Pfizer, Inc.	355,600	14,899,640
Raytheon Co.	189,700	6,117,825
Synthes-Stratec, Inc. (a)(c)	9,500	6,247,853
TeraBeam Labs Investors LLC (e)	17,600	352
TeraBeam Networks (e)	17,600	17,600

	Shares	Value (Note 1)
Thermo Electron Corp.	370,100	$ 7,823,914
Waters Corp. (a)	189,800	6,736,002
TOTAL UNITED STATES OF AMERICA		172,763,130
TOTAL COMMON STOCKS (Cost $5,338,757,603)		5,155,599,732
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
ITF Optical Technologies, Inc. Series B (e)	19,047	649,884
Metrophotonics, Inc. Series 2 (e)	198,000	1,980,000
TOTAL CANADA		2,629,884
Nonconvertible Preferred Stocks - 0.3%
Germany - 0.3%
Henkel KGaA	247,800	14,663,177
Rhoen-Klinikum AG	25,000	1,145,118
Sanacorp Pharmahandel AG	55,403	773,087
TOTAL GERMANY		16,581,382
TOTAL PREFERRED STOCKS (Cost $21,420,385)		19,211,266
Investment Companies - 2.0%

Chile - 0.0%
Five Arrows Chile Investment Trust Ltd.	1,710,000	359,100
China - 0.1%
China Fund, Inc. (a)	300,000	3,222,000
Templeton China World Fund, Inc.	565,000	4,339,200
TOTAL CHINA		7,561,200
India - 0.1%
India Fund (a)	800,000	6,880,000
Korea (South) - 0.3%
Korea Fund, Inc.	1,625,026	16,900,270
Mexico - 0.3%
Mexico Fund, Inc.	1,026,700	17,145,890
Multi-National - 1.1%
Blackrock North American Government Income Trust, Inc.	1,000,000	10,410,000
MFS Government Markets Income Trust	1,900,000	12,806,000
Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.	1,143,242	7,568,262
Strategic Global Income Fund, Inc.	640,000	7,232,000
Templeton Dragon Fund, Inc.	1,535,000	10,745,000
Templeton Global Income Fund, Inc.	2,000,000	13,260,000
TOTAL MULTI-NATIONAL		62,021,262
Investment Companies - continued
	Shares	Value (Note 1)
Taiwan - 0.1%
Taiwan Fund, Inc.	490,000	$ 4,238,500
TOTAL INVESTMENT COMPANIES (Cost $124,546,260)		115,106,222
Nonconvertible Bonds - 0.1%
Moody's Ratings (unaudited)			Principal Amount
France - 0.1%
Eurotunnel Finance Ltd. euro 1% 4/30/40 (d)(g) (Cost $7,569,816)	-	EUR	5,306	4,568,031
Government Obligations (h) - 2.5%

France - 0.5%
French Government 5% 1/12/06	Aaa	EUR	28,600,000	26,998,461
Germany - 0.5%
Germany Federal Republic:
5% 2/17/06	Aaa	EUR	9,600,000	9,077,113
6% 1/4/07	Aaa	EUR	19,000,000	18,842,593
TOTAL GERMANY				27,919,706
United States of America - 1.5%
Freddie Mac:
5.25% 1/15/06	Aaa	EUR	46,250,000	43,799,836
5.75% 9/15/10	Aaa	EUR	46,250,000	44,775,339
TOTAL UNITED STATES OF AMERICA				88,575,175
TOTAL GOVERNMENT OBLIGATIONS (Cost $142,197,741)				143,493,342
Money Market Funds - 6.2%
	Shares
Fidelity Cash Central Fund, 2.81% (b)	332,420,293	332,420,293
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	30,930,492	30,930,492
TOTAL MONEY MARKET FUNDS (Cost $363,350,785)		363,350,785
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $5,997,842,590)		5,801,329,378
NET OTHER ASSETS - 0.7%		42,415,351
NET ASSETS - 100%		$ 5,843,744,729
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,247,853 or 0.1% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,999,935
Metrophotonics, Inc. Series 2	9/29/00	$ 1,980,000
OZ Optics Ltd. unit	8/18/00	$ 1,505,520
TeraBeam Labs Investors LLC	7/12/01	$ 352
TeraBeam Networks	4/7/00	$ 66,000
(f) Affiliated company
(g) Principal amount represents number of units held.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information

Purchases and sales of securities, other than short-term securities, aggregated $5,850,823,428 and $4,939,456,332, respectively, of which long-term U.S. government and government agency obligations aggregated $87,624,713 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $160,721 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,152,336 or 0.1% of net assets.

The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $17,042,950.
Transactions during the period with companies which are or were affiliates are as follows.
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Artimplant AB (B shares)	$ -	$ 836,472	$ -	$ -
Elamex SA de CV	185,700	1,349,583	-	-
Harrowstone, Inc. Class A	-	181,371	-	-
Inficon Holding AG	1,964,568	-	-	10,143,658
ISIS Communications Ltd.	68,840	335,913	-	-
Professional Staff PLC Sponsored ADR	-	239,397	-	2,080,000
TOTALS	$ 2,219,108	$ 2,942,736	$ -	$ 12,223,658
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $6,017,589,656. Net unrealized depreciation aggregated $216,260,278, of which $464,818,922 related to appreciated investment securities and $681,079,200 related to depreciated investment securities.

The fund hereby designates approximately $224,646,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $490,102,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $46,299,885) (cost $5,997,842,590) - See accompanying schedule		$ 5,801,329,378
Foreign currency held at value (cost $51,116,082)		51,156,514
Receivable for investments sold		46,415,070
Receivable for fund shares sold		8,911,418
Dividends receivable		10,739,564
Interest receivable		5,184,021
Redemption fees receivable		1,059
Other receivables		65,773
Total assets		5,923,802,797
Liabilities
Payable for investments purchased	$ 28,461,894
Payable for fund shares redeemed	14,060,489
Accrued management fee	4,346,044
Other payables and accrued expenses	2,259,149
Collateral on securities loaned, at value	30,930,492
Total liabilities		80,058,068
Net Assets		$ 5,843,744,729
Net Assets consist of:
Paid in capital		$ 6,555,421,974
Distributions in excess of net investment income		(4,386,645)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(510,508,583)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(196,782,017)
Net Assets, for 323,644,866 shares outstanding		$ 5,843,744,729
Net Asset Value, offering price and redemption price per share ($5,843,744,729 ÷ 323,644,866 shares)		$18.06

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 119,843,492
Interest		32,259,244
Security lending		2,906,146
		155,008,882
Less foreign taxes withheld		(13,858,353)
Total income		141,150,529
Expenses
Management fee
Basic fee	$ 45,949,613
Performance adjustment	8,348,168
Transfer agent fees	17,408,746
Accounting and security lending fees	1,536,314
Non-interested trustees' compensation	22,153
Custodian fees and expenses	2,101,737
Registration fees	19,897
Audit	88,535
Legal	29,823
Reports to shareholders	1,094,197
Miscellaneous	38,836
Total expenses before reductions	76,638,019
Expense reductions	(3,427,617)	73,210,402
Net investment income		67,940,127
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(1,659,950) on sales of investments in affiliated issuers)	(466,286,941)
Foreign currency transactions	(1,712,748)	(467,999,689)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(736,216,929)
Assets and liabilities in foreign currencies	186,238	(736,030,691)
Net gain (loss)		(1,204,030,380)
Net increase (decrease) in net assets resulting from operations		$ (1,136,090,253)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Diversified International
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 67,940,127	$ 90,816,292
Net realized gain (loss)	(467,999,689)	301,862,464
Change in net unrealized appreciation (depreciation)	(736,030,691)	(97,181,451)
Net increase (decrease) in net assets resulting from operations	(1,136,090,253)	295,497,305
Distributions to shareholders From net investment income	(152,510,874)	(44,030,882)
From net realized gain	(224,645,983)	(123,282,466)
Total distributions	(377,156,857)	(167,313,348)
Share transactions Net proceeds from sales of shares	2,545,753,441	5,428,317,406
Reinvestment of distributions	358,092,428	158,001,060
Cost of shares redeemed	(1,835,038,158)	(3,006,674,649)
Net increase (decrease) in net assets resulting from share transactions	1,068,807,711	2,579,643,817
Redemption fees	515,217	255,120
Total increase (decrease) in net assets	(443,924,182)	2,708,082,894
Net Assets
Beginning of period	6,287,668,911	3,579,586,017
End of period (including under (over) distribution of net investment income of $(4,386,645) and $150,904,935, respectively)	$ 5,843,744,729	$ 6,287,668,911
Other Information Shares
Sold	124,455,542	221,857,784
Issued in reinvestment of distributions	16,624,509	6,975,761
Redeemed	(91,053,309)	(122,971,213)
Net increase (decrease)	50,026,742	105,862,332

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.98	$ 21.34	$ 17.21	$ 16.57	$ 14.38
Income from Investment Operations
Net investment income B	.22	.39 E	.18	.26	.24 C
Net realized and unrealized gain (loss)	(3.78)	2.20	4.65	.98	2.46
Total from investment operations	(3.56)	2.59	4.83	1.24	2.70
Less Distributions
From net investment income	(.55)	(.25)	(.23)	(.19)	(.15)
From net realized gain	(.81)	(.70)	(.47)	(.41)	(.36)
Total distributions	(1.36)	(.95)	(.70)	(.60)	(.51)
Net asset value, end of period	$ 18.06	$ 22.98	$ 21.34	$ 17.21	$ 16.57
Total Return A	(16.45)%	12.20%	29.12%	7.72%	19.30%
Ratios to Average Net Assets D
Expenses before expense reductions	1.21%	1.14%	1.21%	1.22%	1.25%
Expenses net of voluntary waivers, if any	1.21%	1.14%	1.21%	1.22%	1.25%
Expenses net of all reductions	1.16%	1.12%	1.18%	1.19%	1.23%
Net investment income	1.08%	1.62%	.94%	1.46%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,843,745	$ 6,287,669	$ 3,579,586	$ 1,944,815	$ 1,514,327
Portfolio turnover rate	86%	94%	73%	95%	81%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to .05 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Investment income per share reflects a special dividend which amounted to .19 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Aggressive International	-24.71%	12.22%	30.79%
MSCI AC World ex-USA	-24.93%	1.30%	10.09%
MSCI EAFE	-24.75%	3.97%	14.59%
International Funds Average	-26.39%	11.03%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on November 1, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International All Country World ex-USA Index - a market capitalization-weighted index that is designed to represent the performance of developed stock and emerging markets, excluding the United States, throughout the world. As of October 31, 2001, the index included over 1,710 equity securities of countries domiciled in 47 countries. You can also compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2001, the index included over 907 equity securities of companies domiciled in 22 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Aggressive International	-24.71%	2.33%	3.91%
MSCI AC World ex-USA	-24.93%	0.26%	1.38%
MSCI EAFE	-24.75%	0.78%	1.96%
International Funds Average	-26.39%	1.82%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Aggressive International Fund on November 1, 1994, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $13,079 - a 30.79% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International All Country World ex-USA Index and the MSCI EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,009 - a 10.09% increase and $11,459 - a 14.59% increase, respectively. As of March 1, 2001, the fund compares its performance to that of the MSCI All Country World ex-USA Index rather than the MSCI EAFE index. The MSCI All Country World ex-USA more closely reflects the fund's investment strategy.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Aggressive International

|

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Kevin McCarey, Portfolio Manager of Fidelity Aggressive International Fund

Q. How did the fund perform, Kevin?

A. The fund performed decently in a very rough market. For the 12 months that ended October 31, 2001, the fund returned -24.71%. The Morgan Stanley Capital International Europe, Australasia Far East (MSCI EAFE) Index returned -24.75 during the same period. The international funds average, as tracked by Lipper Inc., returned -26.39%. Effective March 1, 2001, the fund changed its comparative index to the Morgan Stanley Capital International All Country World ex-USA (MSCI AC World ex-USA) Index, which returned -24.93% during the period.

Q. Why does the fund now compare its performance to the MSCI AC World ex-USA index?

A. The MSCI AC World ex-USA index is a market capitalization-weighted index designed to represent the performance of stock markets - excluding the U.S. - throughout the world. The index currently comprises 47 countries, representing 21 developed markets and 26 emerging markets. In February 2001, shareholders approved a change to the index - against which the fund compares its performance for purposes of the performance-fee component of its management contract - from the MSCI EAFE to MSCI AC World ex-USA. The old index - the MSCI EAFE - measures the performance of stock markets outside the U.S. and Canada, and does not include emerging markets or non-U.S. countries in the Americas. The MSCI AC World ex-USA - with its inclusion of Canada and emerging markets - is a more appropriate performance benchmark for the fund as it more accurately reflects the fund's investment universe.

Q. How did the volatile market environment affect both your investment approach and the fund's performance during the period?

A. My objective in managing the fund is to focus on companies exhibiting the fastest earnings growth. In past years, many of these opportunities came from the technology, media and telecommunications (TMT) sector. Following the earnings collapse within the TMT sector in early 2001, however, I found the fastest growth to be in some of the more defensive areas of the market. The fund began the year in more of a defensive mode, but I gradually began to notice improvement in certain TMT areas during the summer and assumed a more aggressive stance. At the same time, stock prices within the TMT sector fell to better reflect lower overall earnings projections. The fund was overweighted in TMT stocks at the time of the terrorist attacks, and thus lost any gains it had made to that point. The fund was positioned aggressively as the period came to a close, mostly on the heels of tempting valuations within the TMT group.

Q. What was your specific strategy within the TMT sector?

A. Most of my buying attention revolved around my observation that fundamentals within the wireless handset industry were on the upswing. As such, I added to the fund's positions in several semiconductor, electrical component and cellular handset names. These included Vodafone - the world's No. 1 cellular service provider - as well as Murata, a Japanese electronics company that supplies components to the wireless industry. I also re-established a considerable position in Taiwan Semiconductor, one of the largest semiconductor foundries in the world. This aggressive stance hurt the fund in September, but I remained confident that fundamentals would continue to improve. At the end of the period, Vodafone, Murata and Taiwan Semiconductor were the fund's three largest positions, respectively. None performed particularly well, but I remained optimistic.

Q. Where did you find growth opportunities when TMT stocks were out of favor?

A. Mostly in regional banks and mid-cap pharmaceutical companies. Regional banks tended to offer decent performance as economies softened, and I added to the fund's positions in names such as South Korea's Kookmin Bank and Spain's Banco Popular. Kookmin was a strong performer during the period, as the bank was in the process of merging with another Korean bank and investors felt the merger would help Kookmin cut costs. I also liked smaller drug stocks such as U.K.-based Shire Pharmaceuticals. Many of these mid-sized companies were benefiting from acquisitions of smaller companies, and I felt they could grow faster than their larger, more established competitors. In the end, my drug-stock strategy produced only mixed results.

Q. Does owning defensive, value-oriented stocks conflict with the fund's investment objective?

A. Not at all. The word ´aggressive' is in the fund's name, but that doesn't mean I'm restricted to the TMT sector when it comes to looking for good buys. Value stocks outperformed growth stocks during the period because most of the best earnings growth stories came from the more traditional, defensive-oriented areas. For example, one of the fund's steadiest performers during the period was Swedish Match, a large tobacco company based in Sweden. Swedish Match generated mid-teens earnings growth during the period, which far exceeded what the overall market had to offer. The same was true for Spanish tobacco company Altadis, which benefited from effective cost-cutting measures. Both of these "defensive growth" stocks were among the fund's top-10 largest positions at the end of the period.

Q. How did the Japanese and Chinese economies fare during the period?

A. These two huge markets went in opposite directions during the period - Japan continued to be slow in reforming its banking system, while China grew its economy nicely. In Japan, the politicians continued to talk about making long-awaited changes to the banking sector - which has been inundated with bad loans over the years - to try to instill some confidence and get lending activity moving again. Unfortunately, that talk hasn't translated into action yet and the Japanese economy continued to suffer. Two of the fund's Japanese stocks - Furukawa Electric and venture capital firm JAFCO - were among its leading disappointments during the period. In direct contrast to Japan, China's economy grew impressively. China continued along its path of new business creation and privatization within certain industries, and also was on schedule to join the World Trade Organization in the near term. I'll be watching China closely for any good buying opportunities as we move ahead.

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Aggressive International
Fund Talk: The Manager's Overview - continued

Q. Which stocks performed well for the fund? Which proved to be disappointing?

A. French do-it-yourself retailer Castorama Dubois was the fund's best performer during the period, and I eventually sold out of the stock to lock in gains. Norwegian videoconferencing company Tandberg was another solid stock. Business travel was down throughout the period - particularly following the attacks - and companies such as Tandberg found their technology to be in steady demand. As for disappointments, my decision to play Ericsson as a turnaround story failed to pan out as wireless infrastructure demand remained weak. Taiwanese semiconductor maker United Microelectronics also faltered, as did Japan's Nikko Cordial - formerly known as Nikko Securities - which suffered from lower trading volumes and commissions.

Q. What's your outlook?

A. Company fundamentals may begin to improve, but progress could come slowly. Because of this, I plan on monitoring industry trends more closely by looking at sequential month-to-month changes rather than year-over-year. In terms of managing the fund, I'll try to focus on companies that are gaining market share in industries that are operating under difficult conditions. This will allow the fund to be in on the ground floor when any upturns occur. I'll also continue to sort through mid-cap stocks for exciting opportunities, and will most likely emphasize industry leaders within the TMT sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Fund number: 335

Trading symbol: FIVFX

Start date: November 1, 1994

Size: as of October 31, 2001, more than
$203 million

Manager: Kevin McCarey, since 1999; manager, Fidelity Europe Capital Appreciation Fund, 1993-1999; several Fidelity Select Portfolios, 1986-1990; joined Fidelity in 1985

3

Kevin McCarey covers a variety of subjects:

September 11, 2001: "The tragedy deepened the economic downturn in both the U.S. and overseas, but the collective action of the world's central banks to stimulate economies by lowering interest rates may spell a recovery for 2002. As far as the impact of 9/11 on overseas markets, it's important to note that many foreign countries have been battling terrorism on their home soil for a long time. As such, many were more accustomed to the level of volatility and uncertainty we witnessed during the period than their U.S.-based counterparts."

Stock picking formula: "Uncertainty breeds buying opportunities, but it also forces you to be more selective. As this period progressed, I wrote down a list of stock characteristics that were at the top of my shopping list. For starters, I wanted to find medium-sized companies - with market capitalizations between $1 billion and $5 billion - that were growing, either through acquisitions or from increased market share. I also favored companies with inside ownership, because it indicates to me that management's objectives are aligned with its external shareholders. Retailer Luxottica was a good example of this, as 70% of the company is owned by its founder. Other features I looked for included high profitability, increased market share and good free cash flow to support growth and/or acquisitions. Most of the fund's largest holdings at the end of the period reflected this formula, including France-based Neopost - which makes postal equipment - specialized finance companies Julius Baer and Deutsche Boerse, and Mexican TV broadcasters Grupo Televisa and TV Azteca. In all, mid-cap names like these accounted for around 33% of the fund's investments at the end of the period, compared to approximately 16% for the MSCI AC World ex-USA index. This emphasis benefited performance."

Fewer portfolio names: "I cut back on the sheer number of stocks within the portfolio as the period progressed, shaving the fund's total names from around 90 to 65. This is probably the most concentrated I've had the portfolio, and it reflects the fact that I was able to buy industry leaders at good prices, and that I was committed to those stocks that had the best opportunity to grow over the next 12 to 18 months."

Annual Report

Aggressive International

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
United Kingdom	18.9%
United States of America	12.7%
Japan	12.3%
France	8.0%
Korea (South)	5.8%
Taiwan	5.0%
Spain	4.6%
Netherlands	4.2%
Canada	3.8%
Other	24.7%

As of April 30, 2001
Japan	22.2%
United Kingdom	17.6%
Taiwan	8.3%
France	7.4%
United States of America	7.2%
Germany	4.7%
Sweden	4.5%
Netherlands	3.2%
Korea (South)	3.2%
Other	21.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	88.2	92.8
Short-Term Investments and Net Other Assets	11.8	7.2
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	6.0	1.4
Murata Manufacturing Co. Ltd. (Japan, Electronic Equipment & Instruments)	3.6	0.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	2.9	0.0
Kookmin Bank (Korea (South), Banks)	2.8	1.6
ASML Holding NV (NY Shares) (Netherlands, Semiconductor Equipment & Products)	2.7	0.6
Altadis SA (Spain, Tobacco)	2.4	0.0
Neopost SA (France, Commercial Services & Supplies)	2.4	1.2
Nokia Corp. (Finland, Communications Equipment)	2.4	0.0
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	2.2	1.7
Swedish Match Co. (Sweden, Tobacco)	2.2	1.3
	29.6
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.0	20.4
Financials	18.6	29.0
Consumer Staples	9.9	9.0
Consumer Discretionary	9.7	16.9
Telecommunication Services	8.6	3.2
Health Care	7.2	5.7
Energy	6.5	4.2
Industrials	4.5	3.6
Materials	1.2	0.8

Annual Report

Aggressive International

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 88.2%
	Shares	Value (Note 1)
Belgium - 0.7%
Delhaize Freres & Compagnie Le Lion SA	24,700	$ 1,356,407
Brazil - 0.8%
Uniao de Bancos Brasileiros SA (Unibanco) GDR	105,600	1,661,088
Canada - 3.8%
Precision Drilling Corp. (a)	162,800	4,153,521
Suncor Energy, Inc.	116,500	3,549,415
TOTAL CANADA		7,702,936
Finland - 2.4%
Nokia Corp.	233,400	4,787,034
France - 8.0%
BNP Paribas SA	26,000	2,162,761
Credit Lyonnais SA	56,500	1,977,089
Neopost SA (a)	161,929	4,810,627
NRJ Group	95,300	1,398,439
Pernod-Ricard	35,400	2,477,803
Thales SA	32,700	1,257,304
TotalFinaElf SA Class B	15,900	2,217,732
TOTAL FRANCE		16,301,755
Germany - 3.5%
Deutsche Boerse AG	78,000	2,699,940
Epcos AG	53,300	2,295,522
MLP AG	15,700	1,051,564
SAP AG	10,100	1,045,640
TOTAL GERMANY		7,092,666
Hong Kong - 2.1%
Hong Kong Exchanges & Clearing Ltd.	1,634,000	2,189,183
Television Broadcasts Ltd.	716,000	2,111,323
TOTAL HONG KONG		4,300,506
Ireland - 1.8%
Elan Corp. PLC sponsored ADR (a)	77,900	3,556,135
Italy - 1.0%
Luxottica Group Spa sponsored ADR	132,800	2,092,928
Japan - 12.3%
Advantest Corp.	37,400	1,924,214
Fuji Heavy Industries Ltd.	184,000	900,090
JAFCO Co. Ltd.	50,600	3,268,649
Japan Telecom Co. Ltd.	743	2,323,961
Murata Manufacturing Co. Ltd.	116,300	7,294,276
Nikko Cordial Corp.	527,000	2,844,810
Paris Miki, Inc.	101,000	3,126,092
Tokyo Electron Ltd.	81,900	3,364,288
TOTAL JAPAN		25,046,380
Korea (South) - 5.8%
Kookmin Bank	369,200	5,719,595
Kookmin Credit Card Co. Ltd.	134,200	3,596,683

	Shares	Value (Note 1)
Samsung Electro-Mechanics Co.	87,100	$ 1,956,544
SK Telecom Co. Ltd.	3,100	589,504
TOTAL KOREA (SOUTH)		11,862,326
Mexico - 3.4%
Grupo Televisa SA de CV sponsored ADR (a)	151,400	4,610,130
TV Azteca SA de CV sponsored ADR	497,500	2,397,950
TOTAL MEXICO		7,008,080
Netherlands - 4.2%
ASML Holding NV (NY Shares) (a)	387,600	5,573,688
Buhrmann NV	132,900	838,699
Koninklijke Ahold NV	76,619	2,156,198
TOTAL NETHERLANDS		8,568,585
Netherlands Antilles - 1.6%
Schlumberger Ltd. (NY Shares)	67,200	3,253,824
Norway - 1.1%
Norsk Hydro AS	57,200	2,180,309
Spain - 4.6%
Acerinox SA (Reg.)	82,200	2,574,479
Altadis SA	294,800	4,843,435
Banco Popular Espanol SA (Reg.)	58,700	1,971,106
TOTAL SPAIN		9,389,020
Sweden - 3.3%
Electrolux AB (B Shares)	179,000	2,148,114
Swedish Match Co.	867,000	4,470,706
TOTAL SWEDEN		6,618,820
Switzerland - 3.0%
Julius Baer Holding AG (Bearer)	9,300	2,840,260
Serono SA Series B	1,100	869,147
Swiss Reinsurance Co. (Reg.)	23,000	2,364,894
TOTAL SWITZERLAND		6,074,301
Taiwan - 5.0%
Sunplus Technology Co. Ltd.	695,000	1,349,710
Taiwan Semiconductor Manufacturing Co. Ltd.	3,311,800	5,855,646
United Microelectronics Corp.	3,613,250	2,974,385
TOTAL TAIWAN		10,179,741
United Kingdom - 18.9%
Amvescap PLC	12,100	144,385
AstraZeneca PLC (United Kingdom)	67,400	3,040,414
Boots Co. PLC	278,200	2,449,262
Cable & Wireless PLC	546,700	2,474,185
Cordiant Communications Group PLC	1,278,600	1,600,132
Galen Holdings PLC sponsored ADR	42,400	1,833,800
Lloyds TSB Group PLC	204,500	2,065,263
Logica PLC	188,900	2,045,161
Man Group PLC	69,100	1,114,142
Misys PLC	591,000	2,236,060
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Shire Pharmaceuticals Group PLC sponsored ADR (a)	71,600	$ 3,200,520
Signet Group PLC	1,730,600	1,561,389
Somerfield PLC (a)	1,503,617	2,253,705
Vodafone Group PLC	5,308,000	12,272,137
TOTAL UNITED KINGDOM		38,290,555
United States of America - 0.9%
InFocus Corp. (a)	96,200	1,862,432
TOTAL COMMON STOCKS (Cost $190,112,850)		179,185,828
Money Market Funds - 8.5%

Fidelity Cash Central Fund, 2.81% (b)	15,435,115	15,435,115
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	1,800,000	1,800,000
TOTAL MONEY MARKET FUNDS (Cost $17,235,115)		17,235,115
TOTAL INVESTMENT PORTFOLIO - 96.7% (Cost $207,347,965)		196,420,943
NET OTHER ASSETS - 3.3%		6,686,290
NET ASSETS - 100%		$ 203,107,233
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $663,134,968 and $846,218,018, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $240 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $8,008,000. The weighted average interest rate was 6.17%. Interest expense includes $5,487 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $7,484,000. The weighted average interest rate was 6.75%. Interest expense includes $5,613 paid under the bank borrowing program. At period end there was no bank borrowing outstanding.

Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $208,862,614. Net unrealized depreciation aggregated $12,441,671, of which $10,200,790 related to appreciated investment securities and $22,642,461 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $99,447,000 all of which will expire on October 31, 2009.
The fund hereby designates approximately $19,161,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,788,000) (cost $207,347,965) - See accompanying schedule		$ 196,420,943
Foreign currency held at value (cost $195,767)		195,785
Receivable for investments sold		14,386,109
Receivable for fund shares sold		53,194
Dividends receivable		467,655
Interest receivable		27,056
Redemption fees receivable		2
Other receivables		48,099
Total assets		211,598,843
Liabilities
Payable for investments purchased	$ 5,923,720
Payable for fund shares redeemed	470,896
Accrued management fee	186,321
Other payables and accrued expenses	110,673
Collateral on securities loaned, at value	1,800,000
Total liabilities		8,491,610
Net Assets		$ 203,107,233
Net Assets consist of:
Paid in capital		$ 314,090,441
Undistributed net investment income		1,103,979
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(101,142,271)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,944,916)
Net Assets, for 18,847,127 shares outstanding		$ 203,107,233
Net Asset Value, offering price and redemption price per share ($203,107,233 ÷ 18,847,127 shares)		$10.78

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 3,730,666
Interest		761,878
Security lending		144,092
		4,636,636
Less foreign taxes withheld		(674,302)
Total income		3,962,334
Expenses
Management fee Basic fee	$ 2,099,317
Performance adjustment	(150,371)
Transfer agent fees	837,637
Accounting and security lending fees	176,939
Non-interested trustees' compensation	1,149
Custodian fees and expenses	217,809
Registration fees	28,811
Audit	37,070
Legal	9,696
Interest	11,100
Reports to shareholders	66,792
Miscellaneous	7,419
Total expenses before reductions	3,343,368
Expense reductions	(395,816)	2,947,552
Net investment income		1,014,782
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(86,002,076)
Foreign currency transactions	(497,609)	(86,499,685)
Change in net unrealized appreciation (depreciation) on:
Investment securities	656,165
Assets and liabilities in foreign currencies	45,509	701,674
Net gain (loss)		(85,798,011)
Net increase (decrease) in net assets resulting from operations		$ (84,783,229)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Aggressive International
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 1,014,782	$ 794,024
Net realized gain (loss)	(86,499,685)	62,278,864
Change in net unrealized appreciation (depreciation)	701,674	(98,634,434)
Net increase (decrease) in net assets resulting from operations	(84,783,229)	(35,561,546)
Distributions to shareholders From net investment income	(547,485)	(2,527,179)
From net realized gain	(19,161,673)	(28,430,654)
Total distributions	(19,709,158)	(30,957,833)
Share transactions Net proceeds from sales of shares	35,827,189	1,555,838,319
Reinvestment of distributions	18,729,966	29,282,792
Cost of shares redeemed	(206,298,357)	(1,595,548,556)
Net increase (decrease) in net assets resulting from share transactions	(151,741,202)	(10,427,445)
Redemption fees	118,535	228,607
Total increase (decrease) in net assets	(256,115,054)	(76,718,217)
Net Assets
Beginning of period	459,222,287	535,940,504
End of period (including undistributed net investment income of $1,103,979 and $16,468,989, respectively)	$ 203,107,233	$ 459,222,287
Other Information Shares
Sold	2,796,292	81,409,975
Issued in reinvestment of distributions	1,383,306	1,629,538
Redeemed	(15,787,012)	(84,708,103)
Net increase (decrease)	(11,607,414)	(1,668,590)

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 15.08	$ 16.68	$ 12.36	$ 12.47	$ 11.33
Income from Investment Operations
Net investment income B	.04	.02	.11	.09	.13
Net realized and unrealized gain (loss)	(3.63)	(.65)	4.26	.14	1.33
Total from investment operations	(3.59)	(.63)	4.37	.23	1.46
Less Distributions
From net investment income	(.02)	(.08)	(.05)	(.06)	(.10)
From net realized gain	(.70)	(.90)	-	(.28)	(.22)
Total distributions	(.72)	(.98)	(.05)	(.34)	(.32)
Redemption fees added to paid in capital	.01	.01	-	-	-
Net asset value, end of period	$ 10.78	$ 15.08	$ 16.68	$ 12.36	$ 12.47
Total Return A	(24.71)%	(4.66)%	35.47%	1.95%	13.20%
Ratios to Average Net Assets C
Expenses before expense reductions	1.16%	1.21%	1.21%	1.23%	1.30%
Expenses net of voluntary waivers, if any	1.16%	1.21%	1.21%	1.23%	1.30%
Expenses net of all reductions	1.02%	1.16%	1.14%	1.21%	1.28%
Net investment income	.35%	.12%	.75%	.71%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 203,107	$ 459,222	$ 535,941	$ 408,755	$ 402,747
Portfolio turnover rate	242%	344%	173%	137%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	-27.21%	16.79%	71.05%
MSCI EAFE	-24.75%	3.97%	50.28%
International Funds Average	-26.39%	11.03%	78.11%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2001, the index included over 907 equity securities of companies domiciled in 22 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Overseas	-27.21%	3.15%	5.51%
MSCI EAFE	-24.75%	0.78%	4.16%
International Funds Average	-26.39%	1.82%	5.66%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1991. As the chart shows, by October 31, 2001, the value of the investment would have grown to $17,105 - a 71.05% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,028 - a 50.28% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Overseas

|

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Rick Mace, Portfolio Manager of Fidelity Overseas Fund

Q. How did the fund perform, Rick?

A. For the 12-month period that ended October 31, 2001, the fund declined 27.21%. The Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - fell 24.75% during that time frame, while the international funds average as tracked by Lipper Inc. returned -26.39%.

Q. What factors caused the fund to underperform its index and peer group during the past year?

A. My decision to move the fund into a higher percentage of cyclically sensitive stocks with faster growth potential during the past six months, such as those in the information technology sector, pulled down the fund's one-year performance relative to its index and peer group. Technology stocks suffered another leg of underperformance in their ongoing correction in the latter half of the period. The world's major equity markets, already plagued by slowing economies and deteriorating corporate earnings, were further jolted by the September 11 terrorist attacks. European and Asian markets suffered severe sell-offs as the attacks extinguished hopes that the U.S. economy would soon rebound and pull the rest of the world's faltering economies along with it. Unfortunately, these tragic events weakened the U.S. economy further. While I may have been a little early moving the fund into more cyclically sensitive technology stocks, at the end of the period there were signs that investors were beginning to see that many areas of the sector were attractively valued. Reflecting this trend, the fund handily outperformed both the MSCI EAFE and Lipper peer group during October. Elsewhere, stock selection in both the consumer discretionary and industrial sectors also held back the fund's relative performance.

Q. The fund's technology weighting increased to more than 16% of net assets at the end of the period from 12.7% since the last time you addressed shareholders six months ago. What areas did you find attractive?

A. I believed that we could see a recovery in two areas of technology - personal computers (PCs) and cellular handsets. Technology stocks, while not cheap on an absolute valuation basis, were extremely cheap relative to other cyclical areas of the market. PC sales may grow 15% per year on average in the future, which is a faster growth rate than many other industries. In addition, the rate of consumer replacement sales of both PCs and handsets should become increasingly more important. Future PC sales are likely to be driven by the increasing need for more dynamic random access memory (DRAM) to handle new software applications entering the market. Some industry executives suggest PCs will be sold with double the amount of DRAM during the next 12 to 18 months. Turning to handsets, many of them currently in use are outdated. New technology is driving replacement demand in an environment of aging units. The market's consensus for handset sales is 400-450 million units in 2002, much greater than current sales expectations for 2001. As a result of this potential growth, I've increased - and in some cases nearly doubled - the fund's holdings in a number of companies that could benefit from this trend, such as Finland-based Nokia, U.S.-based Micron Technology, and other component manufacturers such as Rohm, Kyocera and Murata in Japan and Europe's Epcos.

Q. What other strategies did you pursue during the period?

A. I narrowed down the fund's phone company holdings, focusing on those firms that are well-capitalized, such as the U.K.'s Vodafone and South Korea's SK Telecom. These companies are better prepared for the industry's task of building out next-generation, or 3G, infrastructure - a daunting prospect that may price a lot of competitors out of business or force them to be bought out. I also maintained a position in Japan's NTT DoCoMo because of its leadership position in both Japan and around the world. In general, I avoided European pharmaceutical stocks during the past year because they remained overvalued relative to their U.S. counterparts. Elsewhere, I sold down some positions in oil companies with operations in the Middle East, such as TotalFinaElf, due to potential interruptions in production and reserve capacity given the current conflict in the region. In turn, I redeployed those assets to Canadian oil companies.

Q. With respect to your strategy in the pharmaceuticals industry, the fund appears to have taken a sizable new position in U.K.-based AstraZeneca, which stood as the fourth-largest position at period end . . .

A. That's correct. Near the end of the period, I added AstraZeneca, which has a new cholesterol drug, Crestor, that is expected to be available in the U.S. in mid-2002. The drug is thought to be substantially more effective than similar products. If Crestor takes on as much market share as the current leading product, this business could boost the value of AstraZeneca considerably. Other factors are also at work here. In the U.S., the federal government recently came out with new, more stringent guidelines on cholesterol that, if followed, would essentially triple the size of the drug-treated patient population. It is estimated that more than 100 million people in the U.S. have a cholesterol problem. However, only about 13 million people are currently treated, and only 40% of those treated are reaching their target cholesterol levels. During the period, our holdings in AstraZenca didn't help or hurt the fund.

Q. What were some of the fund's top-performing stocks?

A. Semiconductor manufacturer Samsung Electronics, the fund's top contributor, benefited from investors' hope for a cyclical recovery in the semiconductor industry. France-based pharmaceutical and beauty products firm Sanofi-Synthelabo performed well on strong sales that met expectations, despite worldwide macroeconomic deterioration. Strong sales and profitability in the U.S. have helped the company maintain its earnings guidance at a 35% increase in net profits for 2001. The global market's favoritism toward defensive stocks for the majority of the period helped German chemicals manufacturer BASF AG make a positive contribution to the fund. Additionally, shares of U.K.-based mining firm Billiton rose more than 30% as the company was acquired by Australian mining company, BHP Ltd.

Annual Report

Overseas
Fund Talk: The Manager's Overview - continued

Q. What stocks disappointed?

A. The fund's biggest detractor, Nokia, was punished for rapidly declining earnings during the past year. Elsewhere, despite being among the better-capitalized wireless companies, broad-based weakness in the telecommunications sector hurt shares of Vodafone Group. The global economic slowdown dampened demand for Sony's core entertainment game and consumer electronic products. Earnings for the Tokyo-based company declined 90% in the April-June quarter. Additionally, slowing demand for its networking products from telecommunications companies sent shares of Nortel Networks down more than 86%.

Q. What's your outlook for the next six months, Rick?

A. I expect that a variety of factors will continue to influence overseas markets, including the recent slowing of several countries' economies, currency movements, monetary policy and industry consolidation, to name a few. The tragic events of September 11 exacerbated the global economic slowdown that was in progress, sending most overseas stocks down in the short term. During the final month of the period, however, there were encouraging signs that the equity market had stabilized. In particular, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter fundamentally weakened industries at reduced valuations. The decline in overseas stocks during the past year has presented a unique opportunity to purchase good companies at very attractive prices not seen in many years. Guided by Fidelity's team of international analysts, I will maintain a global stock selection process using a bottom-up approach, while at the same time monitoring country and industry weightings. The fund will continue to own a broad range of companies in a variety of industries.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital primarily through investments in foreign securities

Fund number: 094

Trading symbol: FOSFX

Start date: December 4, 1984

Size: as of October 31, 2001, more than $3.3 billion

Manager: Richard Mace, since 1996; Fidelity Worldwide Fund, since April 2001; Fidelity Global Balanced Fund, since 1996; Fidelity Aggressive International Fund, 1994-1999; group leader, Fidelity international funds, since 1996; joined Fidelity in 1987

3

Rick Mace on worldwide financial markets:

"Despite the poor performance of both domestic and overseas equities during the past year, I'm optimistic about worldwide financial markets for the following reasons:

  The Federal Reserve Board in the U.S. has cut the federal funds rate from 6.5% to 2.5% year to date, based on its latest reduction on October 1, 2001. This action represents a 61.5% reduction over the first 10 months of 2001, and one of the largest percentage reductions in history. By comparison, it took the Fed more than three years to reduce the rate by a similar percentage during its last such action, in the early 1990s. Historically, monetary policy influences the economy with a lag of nine to 12 months. The Fed's cuts began on January 3, 2001, implying that a much-needed stimulus could be delivered in the coming months.
  At 4.8%, the 30-year U.S. Treasury bond is approaching historical lows. Because a good portion of consumer debt is tied to long-term rates, its current level is an important stimulus for consumer spending.
  As measured by the Personal Consumption Expenditures Deflator, U.S. inflation is at the lowest level since the 1960s. Both inflation and interest rates are negatively correlated with the equity market's valuation. That means both lower inflation and interest rates are consistent with a higher price-to-earnings multiple for the broader U.S. market. With record low inflation and interest rates today, the equity market now could rally.
  Near period end, the yield curve - the spread between long- and short-term interest rates - was considerably steep. In the past, a steep yield curve has been a solid indicator of positive equity performance over the next 12 months.

"A rebound in worldwide equities is largely dependent upon a recovery in the U.S. economy, primarily because of the U.S.' status as the world's largest economy and the global nature of conducting business today. Based on the points I've mentioned, I'm optimistic about a recovery in the U.S. economy, overseas economies and worldwide financial markets in the months ahead. I believe that in the midst of adversity, there is opportunity."

Annual Report

Overseas

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
United States of America	22.7%
Japan	20.5%
United Kingdom	15.2%
France	7.8%
Switzerland	6.1%
Netherlands	5.7%
Germany	4.3%
Canada	3.3%
Taiwan	2.3%
Other	12.1%

As of April 30, 2001
Japan	25.9%
United States of America	12.2%
France	11.8%
United Kingdom	11.7%
Germany	6.7%
Netherlands	6.5%
Switzerland	6.1%
Spain	2.5%
Australia	2.3%
Other	14.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks, Investment Companies and Equity Futures	82.5	90.2
Bonds	1.3	0.0
Short-Term Investments and Net Other Assets	16.2	9.8
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.8	3.0
Micron Technology, Inc. (United States of America, Semiconductor Equipment & Products)	3.0	0.3
TotalFinaElf SA Class B (France, Oil & Gas)	2.7	3.9
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.4	0.0
Lloyds TSB Group PLC (United Kingdom, Banks)	2.3	1.8
Nokia Corp. (Finland, Communications Equipment)	2.0	0.7
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.8	2.1
Nestle SA (Reg.) (Switzerland, Food Products)	1.6	2.0
BNP Paribas SA (France, Banks)	1.5	1.0
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.5	0.6
	22.6
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.3	22.6
Information Technology	16.1	12.7
Health Care	12.0	8.6
Telecommunication Services	9.3	10.9
Consumer Discretionary	6.4	10.6
Energy	6.0	7.0
Materials	4.8	3.0
Consumer Staples	4.0	4.1
Industrials	2.3	2.5
Utilities	0.3	0.8

Annual Report

Overseas

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 80.5%
	Shares	Value (Note 1)
Australia - 1.5%
BHP Ltd.	1,390,483	$ 6,255,070
BRL Hardy Ltd.	1,148,482	6,221,125
News Corp. Ltd. sponsored ADR	1,204,000	28,655,200
WMC Ltd.	1,980,043	9,306,177
TOTAL AUSTRALIA		50,437,572
Canada - 3.3%
Alcan, Inc.	1,297,900	39,788,323
Barrick Gold Corp.	271,500	4,229,904
Canadian Natural Resources Ltd.	510,800	13,649,415
Placer Dome, Inc.	367,800	4,260,053
Suncor Energy, Inc.	682,300	20,787,687
Talisman Energy, Inc.	844,600	29,693,384
TOTAL CANADA		112,408,766
Finland - 2.0%
Nokia Corp.	3,274,900	67,168,198
France - 7.4%
Aventis SA (France)	135,775	9,931,942
AXA SA	1,246,360	27,265,465
BNP Paribas SA	620,310	51,599,309
Castorama Dubois Investissements SA	311,040	14,812,728
Sanofi-Synthelabo SA	406,100	26,779,579
Television Francaise 1 SA	212,350	4,771,555
TotalFinaElf SA Class B	653,310	91,123,679
Vivendi Environnement	283,200	10,888,949
Vivendi Universal SA	310,300	14,498,139
TOTAL FRANCE		251,671,345
Germany - 3.9%
Allianz AG (Reg.)	163,100	38,440,297
BASF AG	493,700	16,711,449
Deutsche Boerse AG	231,063	7,998,156
Deutsche Lufthansa AG (Reg.)	721,300	7,597,399
Infineon Technologies AG	969,900	14,625,304
Muenchener Rueckversicherungs- Gesellschaft AG (Reg.)	69,200	18,284,258
SAP AG	127,100	13,158,504
Schering AG	309,000	15,953,465
TOTAL GERMANY		132,768,832
Hong Kong - 2.1%
China Mobile (Hong Kong) Ltd. (a)	7,714,500	23,482,935
China Unicom Ltd. sponsored ADR (a)	1,282,700	11,711,051
CNOOC Ltd.	6,778,500	6,648,272
Hutchison Whampoa Ltd.	2,924,300	23,713,530
Johnson Electric Holdings Ltd.	6,365,100	5,549,168
TOTAL HONG KONG		71,104,956
Ireland - 1.0%
Elan Corp. PLC sponsored ADR (a)	720,000	32,868,000

	Shares	Value (Note 1)
Italy - 1.2%
Telecom Italia Spa	3,072,370	$ 25,601,181
Unicredito Italiano Spa	3,770,900	13,830,223
TOTAL ITALY		39,431,404
Japan - 18.6%
Advantest Corp.	263,700	13,567,253
Asahi Breweries Ltd.	868,700	9,066,547
Asahi Kasei Corp.	562,500	1,851,266
Canon, Inc.	954,000	27,923,581
Credit Saison Co. Ltd.	847,200	20,271,916
Daiwa Securities Group, Inc.	3,693,000	24,127,400
Fujitsu Ltd.	1,929,500	14,276,252
Furukawa Electric Co. Ltd.	1,689,500	9,741,013
Ito-Yokado Co. Ltd.	937,600	41,347,817
JAFCO Co. Ltd.	293,800	18,978,833
Japan Telecom Co. Ltd.	790	2,470,968
Konami Corp.	287,800	8,954,823
Kyocera Corp.	324,200	22,499,481
Matsushita Electric Industrial Co. Ltd.	953,800	11,369,297
Mitsubishi Electric Corp.	4,862,900	17,473,876
Mizuho Holdings, Inc.	2,538	7,668,926
Murata Manufacturing Co. Ltd.	276,400	17,335,664
NEC Corp.	1,452,000	13,162,271
Nikko Cordial Corp.	9,260,000	49,986,609
Nikon Corp.	1,864,000	14,324,411
Nintendo Co. Ltd.	8,800	1,356,831
Nippon Telegraph & Telephone Corp.	7,714	32,259,950
Nissan Motor Co. Ltd.	4,083,500	18,008,086
Nomura Holdings, Inc.	3,776,000	49,647,695
NTT DoCoMo, Inc.	1,221	16,552,553
ORIX Corp.	282,800	24,734,897
Rohm Co. Ltd.	148,800	15,833,925
Sony Corp.	582,500	22,251,501
Sumitomo Electric Industries Ltd.	61,800	523,874
Takeda Chemical Industries Ltd.	1,014,100	49,110,766
Tokyo Electron Ltd.	325,800	13,383,210
Toshiba Corp.	4,497,000	16,636,514
Toyota Motor Corp.	666,800	16,173,100
Yamada Denki Co. Ltd.	40,800	2,665,578
Yamanouchi Pharmaceutical Co. Ltd.	224,500	6,655,247
TOTAL JAPAN		632,191,931
Korea (South) - 1.3%
Kookmin Bank	176,700	2,737,412
Samsung Electronics Co. Ltd.	232,900	31,299,870
SK Telecom Co. Ltd. sponsored ADR	476,000	10,034,080
TOTAL KOREA (SOUTH)		44,071,362
Mexico - 0.1%
Grupo Televisa SA de CV sponsored ADR (a)	157,100	4,783,695
Netherlands - 5.7%
Akzo Nobel NV	313,900	12,871,905
Common Stocks - continued
	Shares	Value (Note 1)
Netherlands - continued
ASML Holding NV (a)	1,569,600	$ 22,608,518
ING Groep NV (Certificaten Van Aandelen)	1,635,964	40,795,912
Koninklijke Ahold NV	976,961	27,493,456
Royal Dutch Petroleum Co. (Hague Registry)	785,700	39,685,709
STMicroelectronics NV (NY Shares)	309,700	8,662,309
Unilever NV (Certificaten Van Aandelen)	442,200	23,168,870
Vendex KBB NV	845,300	6,354,194
VNU NV	380,400	11,095,545
TOTAL NETHERLANDS		192,736,418
Norway - 0.3%
Norsk Hydro AS	230,500	8,786,037
Singapore - 0.7%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	693,300	13,560,948
Singapore Telecom Ltd. unit (a)	5,489,735	5,171,399
United Overseas Bank Ltd.	761,720	4,260,786
TOTAL SINGAPORE		22,993,133
Spain - 1.8%
Banco Popular Espanol SA (Reg.)	352,800	11,846,786
Banco Santander Central Hispano SA	2,667,516	20,532,237
Telefonica SA (a)	2,419,000	29,050,581
TOTAL SPAIN		61,429,604
Switzerland - 6.1%
Credit Suisse Group (Reg.)	978,320	35,746,193
Julius Baer Holding AG (Bearer)	18,035	5,507,966
Nestle SA (Reg.)	262,425	54,447,687
Novartis AG (Reg.)	1,362,910	51,007,985
Swiss Reinsurance Co. (Reg.)	129,890	13,355,481
UBS AG (Reg.)	590,116	27,430,877
Zurich Financial Services AG	92,245	21,114,897
TOTAL SWITZERLAND		208,611,086
Taiwan - 2.3%
Siliconware Precision Industries Co. Ltd. (a)	17,592,220	9,127,558
Taiwan Semiconductor Manufacturing Co. Ltd.	20,333,412	35,951,830
United Microelectronics Corp.	36,198,070	29,797,831
Winbond Electronics Corp.	5,814,000	1,879,017
TOTAL TAIWAN		76,756,236
United Kingdom - 15.2%
Amvescap PLC	284,600	3,396,029
AstraZeneca PLC (United Kingdom)	1,784,800	80,512,340

	Shares	Value (Note 1)
BAA PLC	625,100	$ 4,998,502
BHP Billiton PLC	4,685,100	19,941,941
British Telecommunications PLC	2,639,100	13,219,258
Cable & Wireless PLC	3,055,900	13,830,001
Carlton Communications PLC	1,993,803	5,541,640
Diageo PLC	1,424,600	14,231,680
GlaxoSmithKline PLC	2,274,564	60,617,118
HSBC Holdings PLC (United Kingdom) (Reg.)	2,289,500	25,189,070
Lloyds TSB Group PLC	7,711,800	77,882,147
Logica PLC	1,453,800	15,739,839
Prudential PLC	1,538,300	16,117,446
Reed International PLC	1,027,300	8,416,439
Rio Tinto PLC (Reg.)	1,094,400	17,773,091
Vodafone Group PLC	55,763,303	128,925,153
WPP Group PLC	1,110,500	10,059,598
TOTAL UNITED KINGDOM		516,391,292
United States of America - 6.0%
Alcoa, Inc.	728,600	23,511,922
Bristol-Myers Squibb Co.	787,900	42,113,255
Micron Technology, Inc. (a)	4,428,574	100,794,344
Newmont Mining Corp.	193,300	4,484,560
Pfizer, Inc.	685,400	28,718,260
Phelps Dodge Corp.	148,600	4,309,400
TOTAL UNITED STATES OF AMERICA		203,931,741
TOTAL COMMON STOCKS (Cost $2,917,934,180)		2,730,541,608
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $6,065,312)	437,580	1,540,282
Government Obligations (c) - 1.5%
Moody's Ratings (unaudited)			Principal Amount (d)
France - 0.4%
French Government OAT 5.5% 4/25/29	Aaa	EUR	15,500,000	14,777,154
Germany - 0.4%
Germany Federal Republic 5.5% 1/4/31	Aaa	EUR	15,500,000	14,881,808
Government Obligations (c) - continued
Moody's Ratings (unaudited)			Principal Amount (d)	Value (Note 1)
United States of America - 0.7%
U.S. Treasury Bills, yield at date of purchase 2.2% to 3.35% 11/15/01 to 1/3/02 (e)	-		$ 6,300,000	$ 6,287,143
U.S. Treasury Bond stripped principal 0% 11/15/21	Aaa		45,900,000	15,873,138
TOTAL UNITED STATES OF AMERICA				22,160,281
TOTAL GOVERNMENT OBLIGATIONS (Cost $49,437,913)				51,819,243
Money Market Funds - 7.6%
Fidelity Cash Central Fund, 2.81% (b)	245,740,216	245,740,216
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	12,593,828	12,593,828
TOTAL MONEY MARKET FUNDS (Cost $258,334,044)		258,334,044
TOTAL INVESTMENT PORTFOLIO - 89.7% (Cost $3,231,771,449)		3,042,235,177
NET OTHER ASSETS - 10.3%		350,504,829
NET ASSETS - 100%		$ 3,392,740,006
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
440 Nikkei 225 Index Contracts	Dec. 2001	$ 22,968,000	$ 634,915
464 Topix 150 Index Contracts (Japan)	Dec. 2001	40,033,975	179,232
		$ 63,001,975	$ 814,147
The face value of futures purchased as a percentage of net assets - 1.9%
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $6,152,618.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $3,367,882,059 and $3,850,812,016, respectively, of which long-term U.S. government and government agency obligations aggregated $14,267,097 and $0, respectively.

The market value of futures contracts opened and closed during the period amounted to $1,188,239,092 and $1,085,765,788, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,959 for the period.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $3,262,575,205. Net unrealized depreciation aggregated $220,340,028, of which $357,914,788 related to appreciated investment securities and $578,254,816 related to depreciated investment securities.

The fund hereby designates approximately $548,753,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $610,809,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $11,718,889) (cost $3,231,771,449) - See accompanying schedule		$ 3,042,235,177
Foreign currency held at value (cost $66,589,413)		65,525,576
Receivable for investments sold		313,690,517
Receivable for fund shares sold		4,743,403
Dividends receivable		5,939,995
Interest receivable		1,993,767
Redemption fees receivable		229
Other receivables		20,181
Total assets		3,434,148,845
Liabilities
Payable for investments purchased	$ 22,571,359
Payable for fund shares redeemed	2,187,755
Accrued management fee	2,453,030
Payable for daily variation on futures contracts	159,945
Other payables and accrued expenses	1,442,922
Collateral on securities loaned, at value	12,593,828
Total liabilities		41,408,839
Net Assets		$ 3,392,740,006
Net Assets consist of:
Paid in capital		$ 4,262,651,643
Distributions in excess of net investment income		(11,221,118)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(668,826,906)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(189,863,613)
Net Assets, for 130,608,229 shares outstanding		$ 3,392,740,006
Net Asset Value, offering price and redemption price per share ($3,392,740,006 ÷ 130,608,229 shares)		$25.98

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 52,844,103
Interest		25,921,834
Security lending		1,496,963
		80,262,900
Less foreign taxes withheld		(8,107,586)
Total income		72,155,314
Expenses
Management fee Basic fee	$ 30,030,636
Performance adjustment	3,033,331
Transfer agent fees	11,469,173
Accounting and security lending fees	1,466,479
Non-interested trustees' compensation	1,617
Custodian fees and expenses	1,575,018
Registration fees	79,449
Audit	82,009
Legal	19,597
Reports to shareholders	907,074
Miscellaneous	25,435
Total expenses before reductions	48,689,818
Expense reductions	(2,345,318)	46,344,500
Net investment income		25,810,814
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(560,684,803)
Foreign currency transactions	(3,034,918)
Futures contracts	(41,888,459)	(605,608,180)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(701,693,317)
Assets and liabilities in foreign currencies	(685,726)
Futures contracts	2,729,328	(699,649,715)
Net gain (loss)		(1,305,257,895)
Net increase (decrease) in net assets resulting from operations		$ (1,279,447,081)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Overseas
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 25,810,814	$ 29,211,942
Net realized gain (loss)	(605,608,180)	615,986,713
Change in net unrealized appreciation (depreciation)	(699,649,715)	(604,735,986)
Net increase (decrease) in net assets resulting from operations	(1,279,447,081)	40,462,669
Distributions to shareholders From net investment income	(102,732,500)	(47,126,436)
From net realized gain	(492,264,836)	(278,387,415)
Total distributions	(594,997,336)	(325,513,851)
Share transactions Net proceeds from sales of shares	920,722,728	4,212,606,710
Reinvestment of distributions	574,405,345	314,528,983
Cost of shares redeemed	(1,087,272,594)	(3,865,639,267)
Net increase (decrease) in net assets resulting from share transactions	407,855,479	661,496,426
Redemption fees	456,612	382,953
Total increase (decrease) in net assets	(1,466,132,326)	376,828,197
Net Assets
Beginning of period	4,858,872,332	4,482,044,135
End of period (including under (over) distribution of net investment income of $(11,221,118) and $173,948,754, respectively)	$ 3,392,740,006	$ 4,858,872,332
Other Information Shares
Sold	29,086,896	92,180,970
Issued in reinvestment of distributions	16,244,490	7,233,877
Redeemed	(34,055,875)	(84,695,977)
Net increase (decrease)	11,275,511	14,718,870

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 40.72	$ 42.84	$ 33.95	$ 34.12	$ 31.08
Income from Investment Operations
Net investment income B	.20	.25 C	.32	.29	.43
Net realized and unrealized gain (loss)	(9.96)	.71	9.28	1.22	4.61
Total from investment operations	(9.76)	.96	9.60	1.51	5.04
Less Distributions
From net investment income	(.86)	(.45)	(.20)	(.34)	(.37)
From net realized gain	(4.12)	(2.63)	(.51)	(1.34)	(1.63)
Total distributions	(4.98)	(3.08)	(.71)	(1.68)	(2.00)
Net asset value, end of period	$ 25.98	$ 40.72	$ 42.84	$ 33.95	$ 34.12
Total Return A	(27.21)%	1.78%	28.77%	4.60%	17.03%
Ratios to Average Net Assets D
Expenses before expense reductions	1.18%	1.19%	1.27%	1.26%	1.23%
Expenses net of voluntary waivers, if any	1.18%	1.19%	1.27%	1.26%	1.23%
Expenses net of all reductions	1.12%	1.16%	1.23%	1.24%	1.20%
Net investment income	.63%	.55%	.85%	.82%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,392,740	$ 4,858,872	$ 4,482,044	$ 3,603,342	$ 3,777,452
Portfolio turnover rate	95%	132%	85%	69%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.08 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	-17.21%	31.03%	134.51%
MSCI World	-25.51%	26.59%	108.85%
Global Funds Average	-25.93%	28.00%	114.20%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World (MSCI) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2001, the index included over 1,298 equity securities of companies domiciled in 26 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 276 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Worldwide	-17.21%	5.55%	8.90%
MSCI World	-25.51%	4.83%	7.64%
Global Funds Average	-25.93%	4.64%	7.40%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on October 31, 1991. As the chart shows, by October 31, 2001, the value of the investment would have grown to $23,451 - a 134.51% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,885 - a 108.85% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Worldwide

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)

(Portfolio Manager photograph)

An interview with Rick Mace (right), Lead Portfolio Manager for Fidelity Worldwide Fund, and Doug Chase (left), manager of the fund's U.S. equity subportfolio

Q. How did the fund perform, Rick?

R.M. For the 12 months that ended October 31, 2001, the fund declined 17.21%. The Morgan Stanley Capital International (MSCI) World Index - a broad measure of stock performance around the world - declined 25.51% during that time frame, while the global funds average as tracked by Lipper Inc. fell 25.93%.

Q. What factors drove the fund's performance during the past year?

R.M. In what turned out to be one of the most turbulent periods for equities in many years, most equity markets registered double-digit declines in a climate of weakening global economies and a series of corporate earnings disappointments. Information technology stocks were particularly hard hit as valuations continued to fall amidst oversupply and slowing demand. Although the fund's absolute return was negative, overweighting U.S. stocks relative to overseas stocks was the main reason the fund outperformed its index and peer group during the past year. I positioned the fund this way because I believed that U.S. stocks were better positioned to withstand negative earnings surprises than those in either Europe or Japan. Stock selection within the technology sector was superior to that of the MSCI World index and gave the fund its biggest relative advantage. More specifically, our positions in the software and services industry, such as Affiliated Computer Services, which rose more than 50%, outperformed those in the index. The fund either was underweighted in or didn't own some of the index's networking infrastructure stocks that lost nearly 90% of their value, such as EMC, Nortel Networks and JDS Uniphase. All told, however, the fund's tech holdings still detracted the most from overall performance on an absolute basis. Among other factors, an overweighting and good stock selection within the consumer discretionary and consumer staples sectors enhanced the fund's relative return. In the consumer area, certain stocks within the retail and household and the personal products industries, such as Avon, were particular bright spots. Additionally, overweighting health care stocks added measurably to relative performance, as investors favored the perceived defensive nature of these companies, and the stocks performed well as a result.

Q. What other strategies did you pursue during the period?

R.M. In terms of asset allocation, the fund remained underweighted in Europe, primarily because our bottom-up stock selection process didn't identify as many attractive valuations in this region compared to other areas in the world. Being underweighted in Europe didn't help or hurt the fund's relative return, but our stock selection added value on a relative basis, outperforming the index's European holdings by roughly 4 percentage points. Still, the fund's exposure to European stocks delivered negative absolute results and held back the fund's overall return. Our analysis showed that many U.K. companies, such as those in the pharmaceuticals industry, were overvalued relative to their U.S. counterparts, which we chose to own instead. This strategy worked because our relative underperformance in the U.K. was dwarfed by the fund's gains in better-performing U.S. stocks. Meanwhile, we were selective in what U.K. stocks we did own. For example, we maintained a sizable stake in Vodafone, which remains one of the fund's largest non-U.S. individual positions because of its strong balance sheet and leadership position in the industry. With respect to Japan, our holdings were disappointing on an absolute and relative basis. The fund remained underweighted for the majority of the period, but I increased our positioning during the past six months. Many Japanese stocks in the semiconductor and semiconductor capital equipment industries were reduced to what I believed were very attractive valuations. For valuation reasons and in response to many other positive stimuli across the world - such as lower interest rates and corporate restructuring - I've gradually positioned the fund with more cyclically sensitive overseas stocks that could benefit from an improvement in the global economy.

Q. Turning to you, Doug, can you explain your strategy for the fund's U.S. holdings?

D.C. Given the decelerating U.S. economy, I positioned the fund to own companies that were less influenced by the economic slowdown that occurred during the first half of the period. Owning a higher exposure of companies more likely to maintain their earnings growth rates regardless of the economy's direction, such as Avon and Cardinal Health, proved to be the major difference in performance relative to the fund's benchmark. Additionally, overweighted positions in selected areas of health care and consumer staples, which were relatively immune to weakness in the economy, was beneficial. Good stock selection in the materials sector also helped, as stocks such as Ryerson Tull, Nucor and Minnesota Mining & Manufacturing (3M) performed well. All told, the fund's materials holdings rose more than 9%, while those in the index declined 2.3%. During the past six months, though, I positioned the fund more offensively, selling stocks that appreciated such as Nucor and 3M, and adding exposure to more cyclically sensitive small- and mid-cap growth companies in the information technology, materials, financial and industrial sectors that could perform well when the U.S. economy improves.

Q. Rick, what were some of the fund's top-performing stocks?

R.M. U.S. automotive retailer AutoNation, an out-of-benchmark holding that consistently beat its earnings expectations partially as a result of improved operating efficiencies, was the fund's top performer. Shares of Sonic Automotive, another U.S. retailer, appreciated more than 85% on strong sales and better-than-expected earnings. Our large position in Cardinal Health continued to pay off, as the drug distributor generated strong earnings and its stock rose more than 6%. French-based beverage maker Pernod-Ricard was among the top-performing overseas stocks, rising almost 60%. Investors reacted positively to its purchase of Seagram's global drinks business in an $8.15 billion joint acquisition with U.K.-based Diageo. Elsewhere, Madrid, Spain-based Altadis, the world's fourth-largest tobacco manufacturer, benefited from its stable earnings growth in a period of economic uncertainty.

Q. Which stocks disappointed?

R.M. Information technology stocks dominated the list of underperformers in the fund. Cisco Systems and Sun Microsystems - the fund's biggest detractors - experienced slowing demand for their respective networking technologies. In the telecommunications area, overcapacity, a reduction in corporate financing from the capital markets to build out third-generation networks and competitive pricing pressures hurt the U.K.'s Vodafone and China Mobile. Elsewhere in the sector, equipment makers Nokia and Ericsson underperformed on slowing sales and reduced profits.

Annual Report

Worldwide
Fund Talk: The Managers' Overview - continued

Q. What's your outlook for the next six months?

R.M. I expect that a variety of factors will continue to influence overseas markets, including the recent slowing of several countries' economies, currency movements, monetary policy and industry consolidation, to name a few. The September 11 terrorist attacks on the U.S. exacerbated the global economic slowdown that was in progress, sending most stocks lower in the short term. During the final month of the period, however, there were encouraging signs that the equity markets had stabilized. In particular, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter troubled industries at reduced valuations. The decline in overseas stocks during the past year has presented a unique opportunity to purchase good companies at very attractive prices not seen in years. The fund will continue to own a broad range of these companies in a variety of industries. At the same time, I will make asset allocation decisions based upon the economic climates and fundamentals within each region, but those decisions will be secondary to my bottom-up security analysis, which includes keeping a close eye on corporate earnings.

The views expressed in this report reflect those of the portfolio managers' only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital by investing mainly in common stocks from around the world

Fund number: 318

Trading symbol: FWWFX

Start date: May 30, 1990

Size: as of October 31, 2001, more than
$742 million

Manager: Richard Mace, since April 2001; manager, Fidelity Overseas Fund, since 1996; Fidelity Global Balanced Fund, since 1996; Fidelity Aggressive International Fund, 1994-
1999; group leader, Fidelity international funds, since 1996; joined Fidelity in 1987; Doug Chase, since 1999; manager, Fidelity Export and Multinational Fund, since 2000; assistant manager, Magellan Fund, 1997-1999; manager, several Fidelity Select Portfolios, 1994-
1999; joined Fidelity in 1992

3

Doug Chase on investing in U.S. stocks:

"My goal is to own the stocks with the best relative earnings growth. Maintaining this strategy in the U.S. equity subportfolio has helped the fund perform well relative to its index and peer group during the past year. Specifically, identifying many of the companies with the best earnings growth in the consumer staples, materials and health care sectors enhanced the fund's relative return. Going forward, the stocks with the best relative earnings growth increasingly may come from more cyclically sensitive stocks as the slowing economy turns the corner and begins to improve. I've felt that we may be close to the bottom of an economic cycle, so I've been positioning the fund with some cyclically sensitive growth stocks in areas such as specialty retailers, temporary staffing and information technology that should have higher earnings growth should the economy recover.

"There are three reasons why I feel more comfortable owning more of economically sensitive stocks. First, the broader market, as represented by major indexes such as the Standard & Poor's 500 Index, has sold off significantly from its peak in 2000, reducing stock valuations and presenting many attractive buying opportunities. Second, the U.S. Federal Reserve Board moved aggressively to loosen the money supply, cutting interest rates on nine occasions thus far in 2001. Finally, the federal government provided a tax cut, giving consumers some additional spending power. These three factors make me more confident that at some point in the months ahead, the U.S. economy could rebound. If it does, the stocks I added to the fund at reduced valuations - and those that I believe could be among the fastest earnings growers - may boost fund performance."

Annual Report

Worldwide

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
United States of America	65.1%
Japan	8.7%
United Kingdom	7.0%
France	4.4%
Germany	2.2%
Netherlands	1.9%
Spain	1.6%
Switzerland	1.5%
Hong Kong	1.4%
Other	6.2%

As of April 30, 2001
United States of America	66.0%
Japan	7.7%
United Kingdom	5.1%
France	4.8%
Netherlands	2.4%
Hong Kong	1.8%
Italy	1.8%
Germany	1.5%
Finland	1.2%
Other	7.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	90.3	91.8
Bonds	1.3	0.0
Short-Term Investments and Net Other Assets	8.4	8.2
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc. (United States of America, Health Care Providers & Services)	3.9	3.7
Microsoft Corp. (United States of America, Software)	3.9	0.6
Pfizer, Inc. (United States of America, Pharmaceuticals)	3.5	3.3
Computer Associates International, Inc. (United States of America, Software)	2.9	1.7
Avon Products, Inc. (United States of America, Personal Products)	2.2	2.9
Freddie Mac (United States of America, Diversified Financials)	2.0	1.7
Guidant Corp. (United States of America, Health Care Equipment & Supplies)	1.6	1.8
The Coca-Cola Co. (United States of America, Beverages)	1.6	0.7
AutoNation, Inc. (United States of America, Specialty Retail)	1.5	2.7
American Home Products Corp. (United States of America, Pharmaceuticals)	1.4	0.7
	24.5
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	17.5	16.1
Information Technology	17.4	14.7
Consumer Discretionary	15.1	12.5
Financials	13.0	15.5
Consumer Staples	9.2	7.8
Industrials	6.5	10.0
Energy	5.0	3.9
Telecommunication Services	3.5	6.8
Materials	2.9	3.7
Utilities	0.2	0.8

Annual Report

Worldwide

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 90.3%
	Shares	Value (Note 1)
Australia - 0.2%
News Corp. Ltd. ADR	51,100	$ 1,406,272
Belgium - 0.2%
Delhaize Freres & Compagnie Le Lion SA	27,700	1,521,152
Canada - 0.5%
Canadian Natural Resources Ltd.	45,400	1,213,163
Talisman Energy, Inc.	66,000	2,320,345
TOTAL CANADA		3,533,508
Denmark - 0.3%
Danske Bank AS	59,400	880,032
Novo-Nordisk AS Series B	28,700	1,164,529
TOTAL DENMARK		2,044,561
Finland - 0.4%
Nokia Corp.	73,200	1,501,332
Nokia Corp. sponsored ADR	87,900	1,802,829
TOTAL FINLAND		3,304,161
France - 4.0%
Alcatel SA (RFD)	52,100	777,853
Aventis SA (France)	21,800	1,594,670
AXA SA	56,000	1,225,060
BNP Paribas SA	69,285	5,763,341
Castorama Dubois Investissements SA	12,700	604,815
ILOG SA sponsored ADR (a)	316,500	2,532,000
Pernod-Ricard	52,000	3,639,711
Sanofi-Synthelabo SA	30,580	2,016,547
SEB SA	78,300	3,947,416
TotalFinaElf SA Class B	49,437	6,895,473
Valeo SA	13,100	448,144
TOTAL FRANCE		29,445,030
Germany - 1.8%
Allianz AG (Reg.)	6,200	1,461,250
Deutsche Boerse AG	77,460	2,681,248
Deutsche Lufthansa AG (Reg.)	153,700	1,618,911
Gehe AG	31,500	1,179,688
Karstadt Quelle AG	80,100	2,574,328
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	8,700	2,298,743
Schering AG	23,300	1,202,964
Zapf Creation AG	23,500	571,209
TOTAL GERMANY		13,588,341
Hong Kong - 1.4%
China Mobile (Hong Kong) Ltd. (a)	961,500	2,926,806
China Unicom Ltd. sponsored ADR (a)	275,000	2,510,750
CNOOC Ltd.	1,200,000	1,176,946
Hutchison Whampoa Ltd.	444,000	3,600,454
TOTAL HONG KONG		10,214,956

	Shares	Value (Note 1)
Ireland - 0.4%
Elan Corp. PLC sponsored ADR (a)	37,100	$ 1,693,615
Independent News & Media PLC (Ireland)	911,100	1,451,785
TOTAL IRELAND		3,145,400
Israel - 0.1%
Check Point Software Technologies Ltd. (a)	35,600	1,050,912
Italy - 0.9%
Banca Nazionale del Lavoro (BNL)	1,759,900	3,876,904
Intesabci Spa	255,150	596,987
Telecom Italia Mobile Spa	119,100	649,859
Telecom Italia Spa	213,900	1,782,368
TOTAL ITALY		6,906,118
Japan - 8.7%
Access Co. Ltd.	20	187,832
Ajinomoto Co., Inc.	47,000	508,575
Anritsu Corp.	45,000	359,412
Asahi Bank Ltd.	260,000	259,045
Asahi Breweries Ltd.	92,000	960,196
Asahi Kasei Corp.	320,000	1,053,165
Chiba Bank Ltd.	100,000	385,463
Credit Saison Co. Ltd.	100,400	2,402,385
CSK Corp.	22,000	558,759
Dainippon Pharmaceutical Co.	34,000	392,062
Daiwa Bank Ltd.	745,000	772,683
Daiwa Securities Group, Inc.	100,000	653,328
Fanuc Ltd.	14,000	583,095
Fast Retailing Co. Ltd.	4,200	488,771
Fuji Machine Manufacturing Co. Ltd.	46,000	597,305
Hino Motors Ltd. (a)	150,000	542,671
Hitachi Chemical Co. Ltd.	70,000	571,090
JAFCO Co. Ltd.	10,700	691,196
Japan Medical Dynamic Marketing, Inc.	76,800	2,320,621
Japan Real Estate Investment Corp.	40	177,052
Japan Telecom Co. Ltd.	263	822,613
Kao Corp.	26,000	615,762
Konami Corp.	20,000	622,295
Konica Corp.	120,000	618,375
Kyocera Corp.	20,000	1,388,000
Minebea Co. Ltd.	164,000	851,809
Mitsubishi Estate Co. Ltd.	100,000	977,542
Mitsubishi Tokyo Finance Group, Inc.	208	1,557,920
Mitsumi Electric Co. Ltd.	89,000	1,079,339
Mizuho Holdings, Inc.	621	1,876,439
Namco Ltd.	21,400	391,474
NEC Corp.	49,000	444,181
Nichicon Corp.	115,000	1,236,872
Nikko Cordial Corp.	154,000	831,311
Nikon Corp.	62,000	476,456
Nintendo Co. Ltd.	10,000	1,541,854
Nippon Foundry, Inc. (a)	345	2,084,933
Nippon Telegraph & Telephone Corp.	342	1,430,244
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nippon Unipac Holding	130	$ 647,611
Nissan Motor Co. Ltd.	450,000	1,984,484
Nomura Holdings, Inc.	95,000	1,249,081
NTT DoCoMo, Inc.	100	1,355,655
Office Building Fund of Japan, Inc.	50	233,565
Onward Kashiyama Co. Ltd.	97,000	967,227
ORIX Corp.	27,400	2,396,521
Pioneer Corp.	39,000	748,469
Sankyo Co. Ltd.	25,000	485,913
Shin-Etsu Chemical Co. Ltd.	21,000	691,139
Shinko Securities Co. Ltd.	397,000	706,786
Sony Corp.	66,000	2,521,200
Stanley Electric Co. Ltd.	188,000	1,466,231
Sumitomo Electric Industries Ltd.	75,000	635,770
Sumitomo Mitsui Banking Corp.	200,000	1,236,423
Takeda Chemical Industries Ltd.	100,000	4,842,793
THK Co. Ltd.	38,000	507,701
Tokyo Electric Power Co.	39,000	968,232
Tokyo Electron Ltd.	14,000	575,092
Toyota Motor Corp.	117,000	2,837,811
Trans Cosmos, Inc.	30,900	832,748
UFJ Holdings, Inc. (a)	169	753,565
Yakult Honsha Co. Ltd.	128,000	1,248,118
Yamada Denki Co. Ltd.	7,000	457,330
Yokogawa Electric Corp.	158,000	1,167,742
TOTAL JAPAN		64,829,332
Korea (South) - 0.9%
Kookmin Bank	148,200	2,295,894
Samsung Electronics Co. Ltd.	34,120	4,585,451
TOTAL KOREA (SOUTH)		6,881,345
Netherlands - 1.9%
Hunter Douglas NV	40,800	927,438
ING Groep NV (Certificaten Van Aandelen)	98,200	2,448,806
Koninklijke Ahold NV	20,442	575,275
Koninklijke KPN NV	47,500	183,876
Koninklijke Philips Electronics NV	152,608	3,467,606
Laurus NV (a)	793,200	3,163,367
Royal Dutch Petroleum Co. (NY Shares)	42,600	2,151,726
Wegener NV	175,600	1,261,510
TOTAL NETHERLANDS		14,179,604
Norway - 0.2%
Tandberg ASA (a)	73,300	1,314,580
Singapore - 0.5%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	87,500	1,711,500
Singapore Press Holdings Ltd.	78,000	675,843
United Overseas Bank Ltd.	175,536	981,885
TOTAL SINGAPORE		3,369,228

	Shares	Value (Note 1)
South Africa - 0.1%
Harmony Gold Mining Co. Ltd.	148,900	$ 864,167
Spain - 1.6%
Altadis SA	233,900	3,842,875
Banco Santander Central Hispano SA	157,400	1,211,529
Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)	301,500	1,647,552
Cortefiel SA	108,000	583,362
Sol Melia SA	368,300	2,503,294
Telefonica SA (a)	164,584	1,976,544
TOTAL SPAIN		11,765,156
Sweden - 0.4%
Electrolux AB (B Shares)	123,500	1,482,079
Telefonaktiebolaget LM Ericsson AB (B Shares)	261,500	1,116,605
TOTAL SWEDEN		2,598,684
Switzerland - 1.5%
Barry Callebaut AG	4,900	482,832
Credit Suisse Group (Reg.)	83,880	3,064,836
Novartis AG (Reg.)	67,460	2,524,744
Roche Holding AG (participation certificate)	12,700	880,271
UBS AG (Reg.)	66,300	3,081,881
Zurich Financial Services AG	4,430	1,014,028
TOTAL SWITZERLAND		11,048,592
Taiwan - 1.1%
Siliconware Precision Industries Co. Ltd. (a)	1,247,866	647,444
Taiwan Semiconductor Manufacturing Co. Ltd.	2,651,184	4,687,601
United Microelectronics Corp.	3,745,900	3,083,581
TOTAL TAIWAN		8,418,626
United Kingdom - 7.0%
AstraZeneca PLC:
(United Kingdom)	36,800	1,660,048
sponsored ADR	3,400	153,374
Avis Europe PLC	367,200	621,181
Barclays PLC	56,300	1,695,905
Boots Co. PLC	42,300	372,408
British Airways PLC	564,200	1,223,326
British Land Co. PLC	270,400	1,751,013
British Telecommunications PLC	245,000	1,227,206
Cable & Wireless PLC	80,600	364,769
Carlton Communications PLC	901,600	2,505,936
Diageo PLC	192,300	1,921,067
EMAP PLC	237,400	2,304,248
F. I. Group PLC	213,800	942,077
GlaxoSmithKline PLC	30,000	799,500
GlaxoSmithKline PLC sponsored ADR	67,028	3,572,592
Lloyds TSB Group PLC	588,300	5,941,293
Logica PLC	86,700	938,674
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Lonmin PLC	69,900	$ 803,576
Marks & Spencer PLC	497,100	2,076,100
Prudential PLC	73,600	771,140
Shell Transport & Trading Co. PLC (Reg.)	177,800	1,320,165
SMG PLC	750,200	1,374,876
Somerfield PLC (a)	879,400	1,318,094
SSL International PLC	156,100	1,181,215
Trinity Mirror PLC	1,027,000	5,903,237
Unilever PLC	650,000	4,720,622
Vodafone Group PLC sponsored ADR	177,800	4,110,736
TOTAL UNITED KINGDOM		51,574,378
United States of America - 56.2%
Abercrombie & Fitch Co. Class A (a)	25,800	485,556
AFLAC, Inc.	42,700	1,044,442
Albany International Corp. Class A (a)	63,500	1,238,250
American Eagle Outfitters, Inc. (a)	86,300	2,364,620
American Home Products Corp.	188,700	10,535,121
American Standard Companies, Inc. (a)	43,600	2,524,440
American Water Works, Inc.	21,500	872,900
Applied Materials, Inc. (a)	21,800	743,598
Arrow Electronics, Inc. (a)	55,500	1,356,975
AT&T Corp.	287,100	4,378,275
Atmel Corp. (a)	132,300	1,051,785
AutoNation, Inc. (a)	1,050,100	10,805,529
Avnet, Inc.	79,940	1,649,162
Avon Products, Inc.	354,269	16,590,417
Baker Hughes, Inc.	19,400	695,102
Bank of America Corp.	38,200	2,253,418
Bank One Corp.	65,200	2,163,988
Barr Laboratories, Inc. (a)	17,000	1,237,600
BEA Systems, Inc. (a)	43,100	523,234
Becton, Dickinson & Co.	78,900	2,824,620
Best Buy Co., Inc. (a)	16,200	889,380
BJ Services Co. (a)	30,900	790,731
Black & Decker Corp.	11,900	393,771
Boise Cascade Corp.	46,700	1,333,752
Bowater, Inc.	13,200	590,304
Bristol-Myers Squibb Co.	192,472	10,287,628
Cabot Microelectronics Corp. (a)	10,400	689,312
Cardinal Health, Inc.	434,650	29,169,357
Cendant Corp. (a)	124,400	1,612,224
Centex Corp.	70,100	2,682,026
ChevronTexaco Corp.	61,000	5,401,550
Clear Channel Communications, Inc. (a)	172,600	6,579,512
Computer Associates International, Inc.	687,300	21,251,316
Compuware Corp. (a)	274,200	2,818,776
Comverse Technology, Inc. (a)	60,500	1,138,005
Conoco, Inc.	141,600	3,639,120
Corinthian Colleges, Inc. (a)	19,700	719,641
Cygnus, Inc. (a)	99,800	499,000
Dal-Tile International, Inc. (a)	40,600	658,126

	Shares	Value (Note 1)
Danaher Corp.	22,500	$ 1,254,150
DuPont Photomasks, Inc. (a)	15,100	544,204
Ecolab, Inc.	21,200	745,816
ENSCO International, Inc.	70,100	1,387,980
Fairchild Semiconductor International, Inc. Class A (a)	66,000	1,402,500
Fannie Mae	102,300	8,282,208
FleetBoston Financial Corp.	63,800	2,096,468
Fleetwood Enterprises, Inc.	42,900	429,858
Forest Laboratories, Inc. (a)	42,300	3,146,274
Freddie Mac	223,700	15,171,334
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	86,100	955,710
Furniture Brands International, Inc. (a)	46,500	1,116,465
Georgia Gulf Corp.	2,300	40,871
Georgia-Pacific Group	61,000	1,693,360
Gillette Co.	122,500	3,808,525
Guidant Corp. (a)	290,900	12,075,259
Harrah's Entertainment, Inc. (a)	38,000	1,106,940
HealthSouth Corp. (a)	56,400	734,328
Hilton Hotels Corp.	670,800	5,742,048
IMC Global, Inc.	107,700	1,157,775
Ingersoll-Rand Co.	42,000	1,566,600
Integrated Silicon Solution (a)	38,000	394,820
Intel Corp.	336,500	8,217,330
International Rectifier Corp. (a)	28,000	983,080
J.D. Edwards & Co. (a)	197,800	1,402,402
JCPenney Co., Inc.	62,000	1,346,640
KB HOME	8,000	236,400
Kmart Corp. (a)	254,200	1,558,246
Lafarge North America, Inc.	19,900	705,455
LAM Research Corp. (a)	117,800	2,233,488
Lattice Semiconductor Corp. (a)	39,600	693,000
Lockheed Martin Corp.	152,400	7,432,548
Lowe's Companies, Inc.	61,400	2,093,740
LSI Logic Corp. (a)	72,600	1,230,570
Lyondell Chemical Co.	67,500	898,425
Manpower, Inc.	146,700	4,189,752
Maytag Corp.	29,140	812,423
MetLife, Inc.	106,700	2,870,230
Mettler-Toledo International, Inc. (a)	33,900	1,556,349
Micron Technology, Inc. (a)	72,900	1,659,204
Microsoft Corp. (a)	495,500	28,813,325
Millennium Chemicals, Inc.	7,000	66,710
MIPS Technologies, Inc.:
Class A (a)	22,500	210,375
Class B (a)	17,700	154,521
Mohawk Industries, Inc. (a)	28,500	1,231,200
Mylan Laboratories, Inc.	58,700	2,164,269
Nabors Industries, Inc. (a)	102,900	3,163,146
National Semiconductor Corp. (a)	36,100	937,878
National-Oilwell, Inc. (a)	70,200	1,300,104
Noble Drilling Corp. (a)	75,200	2,297,360
Northrop Grumman Corp.	14,300	1,429,285
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Northwest Airlines Corp. (a)	64,100	$ 823,044
NVIDIA Corp. (a)	112,400	4,817,464
Omnicom Group, Inc.	94,500	7,255,710
Pacific Century Financial Corp.	37,500	873,750
Pacific Sunwear of California, Inc. (a)	70,500	969,375
Pepsi Bottling Group, Inc.	15,200	706,496
PepsiCo, Inc.	43,100	2,099,401
Perrigo Co. (a)	32,100	474,759
Pfizer, Inc.	620,701	26,007,372
Phelps Dodge Corp.	169,500	4,915,500
Philip Morris Companies, Inc.	116,000	5,428,800
PolyOne Corp.	83,500	713,925
Priority Healthcare Corp. Class B (a)	31,400	907,146
Pulte Homes, Inc.	26,000	845,000
Quixote Corp.	2,000	44,300
Qwest Communications International, Inc.	164,400	2,128,980
RadiSys Corp. (a)	39,800	548,046
Rite Aid Corp. (a)	278,900	1,539,528
Rite Aid Corp.	85,000	469,200
Ryerson Tull, Inc.	165,900	1,907,850
Semtech Corp. (a)	46,500	1,755,375
SICOR, Inc. (a)	33,000	618,750
Solutia, Inc.	114,800	1,377,600
Sonic Automotive, Inc. Class A (a)	240,700	4,000,434
Starwood Hotels & Resorts Worldwide, Inc. unit	237,200	5,227,888
Take-Two Interactive Software, Inc. (a)	100,900	1,405,537
The Coca-Cola Co.	241,600	11,567,808
Tribune Co.	24,500	739,900
Tricon Global Restaurants, Inc. (a)	18,300	925,797
Tyco International Ltd.	204,400	10,044,216
U.S. Bancorp, Delaware	129,400	2,300,732
VERITAS Software Corp. (a)	43,200	1,226,016
Viacom, Inc. Class B (non-vtg.) (a)	66,500	2,427,915
Viad Corp.	130,589	2,546,486
Weatherford International, Inc. (a)	76,700	2,625,441
Zimmer Holdings, Inc. (a)	55,000	1,700,050
TOTAL UNITED STATES OF AMERICA		417,189,102
TOTAL COMMON STOCKS (Cost $700,989,362)		670,193,205
Government Obligations (c) - 1.3%
Moody's Ratings (unaudited)			Principal Amount (d)
France - 0.4%
French Government OAT 5.5% 4/25/29	Aaa	EUR	3,250,000	3,098,435
Germany - 0.4%
Germany Federal Republic 5.5% 1/4/31	Aaa	EUR	3,250,000	3,120,379

Moody's Ratings (unaudited)			Principal Amount (d)	Value (Note 1)
United States of America - 0.5%
U.S. Treasury Bond stripped principal 0% 11/15/21	Aaa		$ 9,600,000	$ 3,319,872
TOTAL GOVERNMENT OBLIGATIONS (Cost $9,047,277)				9,538,686
Money Market Funds - 9.0%
	Shares
Fidelity Cash Central Fund, 2.81% (b)	66,404,475	66,404,475
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	600,749	600,749
TOTAL MONEY MARKET FUNDS (Cost $67,005,224)		67,005,224
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $777,041,863)		746,737,115
NET OTHER ASSETS - (0.6)%		(4,443,260)
NET ASSETS - 100%		$ 742,293,855
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment advisor, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(d) Principal amount is stated in United States dollars unless otherwise noted.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,227,496,060 and $1,333,664,598, respectively, of which long-term U.S. government and government agency obligations aggregated $2,990,496 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $116,430 for the period.

Transactions during the period which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Sonic Automotive, Inc. Class A	$ 1,068,364	$ 6,135,618	$ -	$ -
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $779,132,958. Net unrealized depreciation aggregated $32,395,843, of which $68,485,488 related to appreciated investment securities and $100,881,331 related to depreciated investment securities.

The fund hereby designates approximately $88,470,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $68,264,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $564,770) (cost $777,041,863) - See accompanying schedule		$ 746,737,115
Foreign currency held at value (cost $5,013,980)		4,873,638
Receivable for investments sold		1,377,725
Receivable for fund shares sold		464,496
Dividends receivable		1,181,603
Interest receivable		347,252
Redemption fees receivable		77
Other receivables		859
Total assets		754,982,765
Liabilities
Payable for investments purchased	$ 10,456,290
Payable for fund shares redeemed	1,026,743
Accrued management fee	452,287
Other payables and accrued expenses	152,841
Collateral on securities loaned, at value	600,749
Total liabilities		12,688,910
Net Assets		$ 742,293,855
Net Assets consist of:
Paid in capital		$ 843,775,255
Distributions in excess of net investment income		(493,484)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(70,504,105)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(30,483,811)
Net Assets, for 55,060,768 shares outstanding		$ 742,293,855
Net Asset Value, offering price and redemption price per share ($742,293,855 ÷ 55,060,768 shares)		$13.48

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 9,632,609
Interest		2,511,940
Security lending		178,360
		12,322,909
Less foreign taxes withheld		(853,242)
Total income		11,469,667
Expenses
Management fee	$ 6,236,033
Transfer agent fees	2,422,632
Accounting and security lending fees	462,848
Non-interested trustees' compensation	2,590
Custodian fees and expenses	192,313
Registration fees	29,146
Audit	39,098
Legal	8,109
Reports to shareholders	177,095
Miscellaneous	10,635
Total expenses before reductions	9,580,499
Expense reductions	(618,245)	8,962,254
Net investment income		2,507,413
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(373,401) on sales of investments in affiliated issuers)	(62,233,769)
Foreign currency transactions	(188,297)	(62,422,066)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(102,372,785)
Assets and liabilities in foreign currencies	(75,036)	(102,447,821)
Net gain (loss)		(164,869,887)
Net increase (decrease) in net assets resulting from operations		$ (162,362,474)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Worldwide
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 2,507,413	$ 5,153,460
Net realized gain (loss)	(62,422,066)	150,517,745
Change in net unrealized appreciation (depreciation)	(102,447,821)	(56,146,307)
Net increase (decrease) in net assets resulting from operations	(162,362,474)	99,524,898
Distributions to shareholders From net investment income	(20,455,232)	(5,173,955)
From net realized gain	(115,061,975)	(78,632,691)
Total distributions	(135,517,207)	(83,806,646)
Share transactions Net proceeds from sales of shares	110,921,133	491,738,430
Reinvestment of distributions	131,620,166	81,442,448
Cost of shares redeemed	(186,437,809)	(585,754,192)
Net increase (decrease) in net assets resulting from share transactions	56,103,490	(12,573,314)
Redemption fees	32,357	57,759
Total increase (decrease) in net assets	(241,743,834)	3,202,697
Net Assets
Beginning of period	984,037,689	980,834,992
End of period (including under (over) distributions of net investment income of $(493,484) and $18,751,926, respectively)	$ 742,293,855	$ 984,037,689
Other Information Shares
Sold	7,354,603	25,038,202
Issued in reinvestment of distributions	8,502,594	4,348,233
Redeemed	(12,388,994)	(29,771,984)
Net increase (decrease)	3,468,203	(385,549)

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 19.07	$ 18.87	$ 15.59	$ 17.27	$ 15.18
Income from Investment Operations
Net investment income B	.04	.09	.08	.16	.21 C
Net realized and unrealized gain (loss)	(2.98)	1.73	3.74	(.57)	2.43
Total from investment operations	(2.94)	1.82	3.82	(.41)	2.64
Less Distributions
From net investment income	(.40)	(.10)	(.10)	(.11)	(.17)
From net realized gain	(2.25)	(1.52)	(.44)	(1.16)	(.38)
Total distributions	(2.65)	(1.62)	(.54)	(1.27)	(.55)
Net asset value, end of period	$ 13.48	$ 19.07	$ 18.87	$ 15.59	$ 17.27
Total Return A	(17.21)%	9.80%	25.18%	(2.38)%	17.95%
Ratios to Average Net Assets D
Expenses before expense reductions	1.12%	1.09%	1.12%	1.15%	1.18%
Expenses net of voluntary waivers, if any	1.12%	1.09%	1.12%	1.15%	1.18%
Expenses net of all reductions	1.05%	1.04%	1.07%	1.12%	1.16%
Net investment income	.29%	.48%	.47%	.91%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 742,294	$ 984,038	$ 980,835	$ 972,105	$ 1,161,191
Portfolio turnover rate	152%	235%	164%	100%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity Aggressive International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the funds or are invested a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 30 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of each fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Diversified International, Aggressive International, Overseas and Worldwide is subject to a performance adjustment (up to a maximum of ±.20% of each applicable fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. Subsequent months will be added until the performance period includes 36 months. Worldwide's performance adjustment will not take effect until March, 2002. For the period, each fund's total annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable, was as follows:

Global Balanced	.73%
International Growth & Income	.73%
Diversified International	.86%
Aggressive International	.68%
Overseas	.80%
Worldwide	.73%

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with
Affiliates - continued

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, receives a 1% deferred sales charge upon redemption of shares of International Growth & Income purchased prior to October 12, 1990. The amounts received by FDC, if any, are shown under the caption "Other Information" on the fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Global Balanced	.27%
International Growth & Income	.29%
Diversified International	.28%
Aggressive International	.29%
Overseas	.28%
Worldwide	.28%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Global Balanced	$ 258,459
International Growth & Income	$ 4,085,871
Diversified International	$ 28,638,673
Aggressive International	$ 679,039
Overseas	$ 23,604,519
Worldwide	$ 2,319,589

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds expenses. In addition through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction	Transfer Agent expense reduction

Global Balanced	$ 24,051	$ -	$ 1,879
International Growth & Income	463,329	3,185	76,801
Diversified International	2,898,473	9,813	519,331
Aggressive International	390,488	297	5,031
Overseas	2,006,137	-	339,181
Worldwide	552,184	431	65,630

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund and Fidelity Overseas Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund and Fidelity Overseas Fund (funds of Fidelity Investment Trust) at October 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 19, 2001

Annual Report

Independent Auditors' Report

|

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund (the Funds), funds of the Fidelity Investment Trust, including the portfolios of investments, as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund, Fidelity Aggressive International Fund and Fidelity Worldwide Fund as of October 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2001

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Global Balanced Fund	16.96%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Global Balanced Fund	7%
Fidelity Worldwide Fund	8%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Fidelity International Growth & Income Fund	12/11/00	$.411	$.031
Fidelity Diversified International Fund	12/11/00	$.450	$.026
Fidelity Aggressive International Fund	12/18/00	$.038	$.018
Fidelity Overseas Fund	12/11/00	$.594	$.043

The funds will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President
Abigail P. Johnson, Senior Vice President
Phillip C. Bullen, Vice President, Global Balanced Fund,
International Growth & Income Fund, Diversified
International Fund, Aggressive International Fund,
Overseas Fund, Worldwide Fund
William Bower, Vice President, Diversified International Fund

Penelope A. Dobkin, Vice President,
International Growth & Income Fund
Kevin McCarey, Vice President, Aggressive International Fund
Richard Mace Jr., Vice President, Global Balanced Fund,
Overseas Fund, Worldwide Fund
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Paul F. Maloney, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Abigail P. Johnson
Edward C. Johnson 3d
Donald J. Kirk *
Marie L. Knowles*
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation
Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA

Chase Manhattan Bank, N.A.
New York, NY

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
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www.fidelity.com

IBD-ANNPRO-1201 149896
1.538565.104

Printed on Recycled Paper

Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Fidelity Southeast Asia Fund

Annual Report

for the year ending
October 31, 2001
and
Prospectus
dated December 29, 2001

(2_fidelity_logos)

Contents

Market Recap	A-5	A review of what happened in world markets during the past 12 months.
Canada Fund	A-6	Performance
	A-7	Fund Talk: The Manager's Overview
	A-8	Investment Changes
	A-9	Investments
	A-11	Financial Statements
China Region Fund	A-13	Performance
	A-14	Fund Talk: The Manager's Overview
	A-15	Investment Changes
	A-16	Investments
	A-18	Financial Statements
Emerging Markets Fund	A-19	Performance
	A-20	Fund Talk: The Manager's Overview
	A-21	Investment Changes
	A-22	Investments
	A-28	Financial Statements
Europe Fund	A-27	Performance
	A-28	Fund Talk: The Manager's Overview
	A-29	Investment Changes
	A-30	Investments
	A-33	Financial Statements
Europe Capital Appreciation Fund	A-36	Performance
	A-37	Fund Talk: The Manager's Overview
	A-38	Investment Changes
	A-39	Investments
	A-41	Financial Statements
Japan Fund	A-42	Performance
	A-43	Fund Talk: The Manager's Overview
	A-44	Investment Changes
	A-45	Investments
	A-47	Financial Statements
Japan Smaller Companies Fund	A-51	Performance
	A-52	Fund Talk: The Manager's Overview
	A-53	Investment Changes
	A-54	Investments
	A-57	Financial Statements
Latin America Fund	A-59	Performance
	A-60	Fund Talk: The Manager's Overview
	A-61	Investment Changes
	A-62	Investments
	A-64	Financial Statements
Nordic Fund	A-66	Performance
	A-67	Fund Talk: The Manager's Overview
	A-68	Investment Changes
	A-69	Investments
	A-71	Financial Statements
Pacific Basin Fund	A-73	Performance
	A-74	Fund Talk: The Manager's Overview
	A-75	Investment Changes
	A-76	Investments
	A-79	Financial Statements
Southeast Asia Fund	A-81	Performance
	A-82	Fund Talk: The Manager's Overview
	A-83	Investment Changes
	A-84	Investments
	A-86	Financial Statements
Notes to Financial Statements	A-88	Notes to the Financial Statements
Report of Independent Accountants	A-92
Independent Auditors' Report	A-93
Distributions	A-94
Prospectus	P-1

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank. For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks during the 12-month period ending October 31, 2001. For instance, the Morgan Stanley Capital InternationalSM (MSCI®) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75%, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex-Japan index - an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%.

Europe: A major benchmark of stock performance in Europe - the MSCI Europe index - experienced a decline similar to other international indexes, falling 22.61% during the past 12 months. The collapse of TMT stocks - those in the technology, media and telecommunications sectors - continued to hamper the continent's equity market performance. Concerned about the building of inflationary pressures earlier in the year, the European Central Bank finally cut rates in August and September in an effort to stimulate economic growth, but stock prices plunged further in the aftermath of the September 11 terrorist attacks on the U.S. The U.K.'s Bank of England also cut rates in an effort to prevent the economy from slipping into recession.

Emerging Markets: As mentioned earlier, the MSCI All Country Asia Free ex-Japan index lost nearly 25% during the past year. Hong Kong, the largest component of the index, was one of the worst detractors, due primarily to the global collapse of the telecommunications sector. Taiwan, at roughly 16% of the index, suffered a dramatic curtailment in tech-related exports. Taiwan was further battered in September, first by the terrorist acts against the U.S. that resulted in a steep sell-off of Taiwanese shares, then by Typhoon Nari, which hit the island only a few days later. Latin America didn't fare much better. The MSCI Emerging Markets Free-Latin America Index, a proxy for stock markets in Latin American nations, lost 19.55% during the period. Declining exports to the U.S., a possible debt default in Argentina and power shortages in Brazil were just a few of the region's problems.

Japan and the Far East: The Tokyo Stock Exchange Index - a gauge of the Japanese market better known as TOPIX - fell 30.97% during the period. The world's second-largest economy behind the U.S., Japan seemed destined to join its counterpart across the Pacific in a recession, as a tremendously weak export environment with its largest trading partner - America - pressured economic growth and stock prices downward. The election of a new prime minister with a commitment to economic and political reform temporarily boosted stocks, but their performance soon slumped once again.

U.S. and Canada: The tragic events of September 11 accelerated the downward momentum of an already-weak U.S. economy, contributing to a decline in gross domestic product (GDP) for the third quarter of 2001, the first GDP shortfall since 1993. Faced with a recession, Corporate America continued to cut costs, driving the U.S. unemployment rate to its highest level since 1996. Consumer confidence, one of the linchpins of the American economy, finally buckled, and consumer spending dropped to its lowest point in more than a decade. In response, investors withdrew nearly $30 billion from stock mutual funds in September 2001, the largest monthly outflow on record, according to the Investment Company Institute (ICI). A strong equity rally in October, coupled with aggressive interest-rate easing by the U.S. Federal Reserve Board, sparked hopes of a long-awaited recovery, perhaps in mid-2002. To the north, the Canadian equity market - as measured by the Toronto Stock Exchange (TSE) 300 - fell in sync with other markets around the world. As export activity dried up, so too did capital inflows into the TMT sectors, a scenario that contributed greatly to the TSE 300's 30.17% dive during the past 12 months.

Bonds: U.S. investment-grade bonds posted double-digit advances in the past 12 months, according to the Lehman Brothers ® Aggregate Bond Index, which returned 14.56%. Among investment-grade categories, corporates had a slight performance edge as investors sought higher-yielding securities for most of the period. The Lehman Brothers Credit Bond Index was up 15.80% for the year. Agencies were right behind at 15.46% according to the Lehman Brothers U.S. Agency Index. Treasuries gained significant ground late in the period as investors refocused on securities with less credit risk. The Lehman Brothers Treasury Index was up 14.95% for the year. Significant prepayment activity held back mortgage bond returns somewhat, but the Lehman Brothers Mortgage-Backed Securities Index still gained a solid 13.08%. Elsewhere, emerging-markets debt outperformed developed-nation government bonds. The J.P. Morgan Emerging Markets Bond Index returned 10.87% for the past 12 months, while the Salomon Smith Barney Non-U.S. World Government Bond Index was up 6.90%.

Annual Report

Canada

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada	-18.87%	17.94%	69.63%
Fidelity Canada (incl. 3.00% sales charge)	-21.31%	14.40%	64.54%
Toronto Stock Exchange 300	-30.17%	12.23%	70.84%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange 300 Index - a market capitalization-weighted index of 300 stocks traded in the Canadian market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Canada	-18.87%	3.36%	5.43%
Fidelity Canada (incl. 3.00% sales charge)	-21.31%	2.73%	5.11%
Toronto Stock Exchange 300	-30.17%	2.33%	5.50%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund on October 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $16,454 - a 64.54% increase on the initial investment. For comparison, look at how the Toronto Stock Exchange 300 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,084 - a 70.84% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Canada

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Stephen Binder, Portfolio Manager of Fidelity Canada Fund

Q. How did the fund perform, Steve?

A. For the 12 months that ended October 31, 2001, the fund returned -18.87%, outperforming the Toronto Stock Exchange (TSE) 300, which fell 30.17% during the same period.

Q. What market factors laid the framework for fund performance during the past 12 months?

A. Deteriorating global demand related to a protracted slowdown in the U.S. economy - further magnified by the tragic events of September 11 - weighed heavily on the export-oriented, once technology-heavy Toronto market. Excess capacity and a scarcity of available funding for telecom service providers caused further contraction in capital spending. The resulting inventory correction hammered such equipment makers as Nortel Networks - a leading supplier of optical networking gear - whose plunging share price had a weighty influence on the direction of the TSE index. Nortel's collapse set the tone for a wholesale correction in tech-related stocks and subsequent broadening of the market, resulting from investors seeking better opportunities in more stable sectors, such as natural resources. This market breadth was clearly evident, as 12 out of 14 sectors outperformed the index during the period, seven of which were positive performers. Several stocks in these groups responded favorably to aggressive monetary and fiscal stimulus and their prices began to discount an eventual economic recovery. The energy sector performed quite well, as did gold and transportation issues.

Q. What enabled the fund to handily outperform the TSE 300?

A. Sector positioning was extremely important during the period given the dramatic rotation in the market. We built most of our relative advantage prior to the shock of September's terrorist attacks, as we were set up for gradual improvement in the economy. Despite producing negative absolute returns, having considerably less technology exposure than the index was key, as we managed to insulate ourselves somewhat from the more than 70% drop incurred by that sector this past year. Stock picking was almost as important. The fund's significant underweighting in Nortel - whose stake in the index fell from about 23% at the start of the period to just under 5% at the end - was critical, with the stock plunging almost 90%. As the period progressed, I completely eliminated the fund's exposure to the stock. I generally try to remain exposed to every sector to avoid relative performance risk; however, it became increasingly clear as time wore on that nothing in tech was safe from the downturn. Given that, we eventually dumped nearly all of our tech holdings, which also helped limit our downside on an absolute basis. However, we did give up some ground versus the index for overweighting C-Mac, an electronics manufacturing service provider, which also suffered a precipitous decline.

Q. How did some of your other strategies pan out?

A. We got a boost from overweighting energy stocks, which benefited from higher-than-average prices for oil and natural gas, improving margins and continuing consolidation activity. I sold off most of our gas exposure during the summer, which helped, as gas prices corrected. I added more oil exposure with OPEC seemingly managing supply well and demand poised to improve with the outlook for an improving economy. This strategy worked until September when demand dried up and oil prices cratered due to the terrorist attacks. Still, top contributors included exploration and production company Suncor and CHC Helicopter, which provides flight services to the offshore oil/gas industry. Another economically sensitive cyclical group that helped was transportation, particularly rail stocks such as Canadian National Railway and conglomerate Canadian Pacific, which also benefited from the announcement of the company's breakup into its five component businesses. Switching to detractors, after C-Mac, the biggest hit we took was from underweighting gold stocks, including Placer Dome and Barrick Gold, which performed well in a volatile environment - despite the absence of inflation - simply due to their safe haven status. Also, we were hurt for not owning enough of the other cyclical natural resources, namely paper and forest products as well as metals and minerals, when they outperformed prior to September 11.

Q. What's your outlook?

A. Currently, the Canadian economy is caught in a tug of war between two opposing forces: a severe drag from the terrorist attacks and a powerful boost resulting from stimulative monetary and fiscal policy. Since it's still not clear which way the economy's going to go in the near term, I'd rather err on the side of caution and assume more of a balanced approach. On one hand, I continue to have cyclical exposure to energy and rail stocks, while on the other hand I've increased our exposure to areas of the market that tend to perform better in a slowing economy, such as consumer staples, financial services and biotechnology.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: growth of capital over the long term

Fund number: 309

Trading symbol: FICDX

Start date: November 17, 1987

Size: as of October 31, 2001, more than
$81 million

Manager: Stephen Binder, since 1999; associate portfolio manager, Fidelity Canada Fund, 1998-1999; manager, several Fidelity Select Portfolios, 1990-1997; research analyst, 1989-1999; joined Fidelity in 1989

3

Annual Report

Canada

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
Canada	93.9%
United States of America	6.1%

As of April 30, 2001
Canada	93.7%
United States of America	6.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.5	98.6
Short-Term Investments and Net Other Assets	4.5	1.4
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Suncor Energy, Inc. (Oil & Gas)	7.0	5.1
Bank of Nova Scotia (Banks)	5.0	2.6
Royal Bank of Canada (Banks)	4.2	3.6
Sun Life Financial Services of Canada, Inc. (Insurance)	4.0	2.0
Manulife Financial Corp. (Insurance)	4.0	1.5
BCE, Inc. (Diversified Telecommunication Services)	3.8	2.0
Talisman Energy, Inc. (Oil & Gas)	3.6	1.7
Canadian Imperial Bank of Commerce (Banks)	3.3	3.4
Biovail Corp. (Pharmaceuticals)	3.1	1.6
Canadian National Railway Co. (Road & Rail)	3.1	3.0
	41.1
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.7	26.4
Energy	19.1	24.0
Materials	8.6	8.1
Industrials	6.9	11.1
Consumer Staples	6.8	3.1
Telecommunication Services	4.9	4.4
Utilities	4.5	4.4
Health Care	4.4	2.0
Information Technology	3.6	10.9
Consumer Discretionary	3.0	4.2

Annual Report

Canada

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.5%
Magna International, Inc. Class A	8,000	$ 422,964
Distributors - 0.3%
Richelieu Hardware Ltd. (a)	34,000	214,025
Uni-Select, Inc.	5,800	51,844
		265,869
Media - 1.8%
Astral Media, Inc. Class A (non-vtg.)	33,000	906,742
Corus Entertainment, Inc. Class B (a)	9,000	148,999
Thomson Corp.	14,000	390,407
		1,446,148
Textiles & Apparel - 0.4%
Gildan Activewear, Inc. Class A (sub. vtg.) (a)	24,000	274,800
TOTAL CONSUMER DISCRETIONARY		2,409,781
CONSUMER STAPLES - 6.8%
Beverages - 1.5%
Corby Distilleries Ltd. Class A	2,700	110,475
Molson, Inc. Class A	71,000	1,094,989
		1,205,464
Food & Drug Retailing - 4.0%
George Weston Ltd.	32,000	1,974,065
Loblaw Companies Ltd.	41,000	1,267,216
		3,241,281
Food Products - 0.5%
Saputo, Inc.	15,000	413,100
Personal Products - 0.2%
CCL Industries, Inc. Class B	28,000	192,824
Tobacco - 0.6%
Rothmans, Inc.	22,000	452,159
TOTAL CONSUMER STAPLES		5,504,828
ENERGY - 19.1%
Energy Equipment & Services - 2.9%
CHC Helicopter Corp. Class A (sub. vtg.)	141,000	1,437,870
Ensign Resource Service Group, Inc.	111,000	915,334
		2,353,204
Oil & Gas - 16.2%
Alberta Energy Co. Ltd.	26,000	1,022,913
Canadian Natural Resources Ltd.	62,000	1,656,742
Imperial Oil Ltd.	25,000	693,220
Nexen, Inc.	55,000	1,133,860

	Shares	Value (Note 1)
Suncor Energy, Inc.	187,000	$ 5,697,344
Talisman Energy, Inc.	84,000	2,953,166
		13,157,245
TOTAL ENERGY		15,510,449
FINANCIALS - 33.7%
Banks - 19.7%
Bank of Montreal	92,000	1,960,922
Bank of Nova Scotia	147,000	4,057,629
Canadian Imperial Bank of Commerce	87,000	2,673,637
Home Capital Group, Inc. Class B (sub. vtg.)	83,000	475,450
Laurentian Bank of Canada	41,700	719,500
National Bank of Canada	46,000	702,191
Royal Bank of Canada	115,000	3,387,889
Toronto-Dominion Bank	90,000	2,036,132
		16,013,350
Diversified Financials - 1.2%
AGF Management Ltd. Class B (non-vtg.)	66,000	756,137
Brascan Corp. Class A (ltd. vtg.)	17,000	254,262
		1,010,399
Insurance - 11.7%
Canada Life Financial Corp.	24,000	630,744
Industrial Alliance Life Insurance Co.	79,000	1,969,281
Kingsway Financial Services, Inc. (a)	44,000	438,172
Manulife Financial Corp.	130,000	3,211,948
Sun Life Financial Services of Canada, Inc.	156,000	3,239,607
		9,489,752
Real Estate - 1.1%
Brookfield Properties Corp.	24,000	389,777
TrizecHahn Corp. (sub. vtg.)	30,000	476,835
		866,612
TOTAL FINANCIALS		27,380,113
HEALTH CARE - 4.4%
Health Care Providers & Services - 0.2%
Extendicare, Inc. (a)	45,000	184,691
Pharmaceuticals - 4.2%
Angiotech Pharmaceuticals, Inc. (a)	13,000	613,502
Axcan Pharma, Inc. (a)	21,000	224,594
Biovail Corp. (a)	54,000	2,546,355
SYN X Pharma, Inc. (a)	6,600	29,082
		3,413,533
TOTAL HEALTH CARE		3,598,224
INDUSTRIALS - 6.9%
Aerospace & Defense - 1.8%
Bombardier, Inc. Class B (sub. vtg.)	221,000	1,432,897
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.5%
Maax, Inc.	24,000	$ 159,386
Royal Group Technologies Ltd. (sub. vtg.) (a)	15,000	225,765
		385,151
Marine - 0.1%
CP Ships Ltd. (a)	10,000	97,570
Road & Rail - 4.5%
Canadian National Railway Co.	63,000	2,522,221
Canadian Pacific Railway Ltd. (a)	69,000	1,161,872
		3,684,093
TOTAL INDUSTRIALS		5,599,711
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 1.1%
Cisco Systems, Inc. (a)	50,000	846,000
Electronic Equipment & Instruments - 1.1%
Onex Corp. (sub vtg.)	72,000	926,854
Internet Software & Services - 0.5%
Cryptologic, Inc. (a)	28,000	378,774
IT Consulting & Services - 0.6%
CGI Group, Inc. Class A (sub. vtg.) (a)	75,000	483,445
Software - 0.3%
GEAC Computer Ltd. (a)	90,000	266,272
TOTAL INFORMATION TECHNOLOGY		2,901,345
MATERIALS - 8.6%
Metals & Mining - 8.1%
Agnico-Eagle Mines Ltd.	40,000	386,504
Alcan, Inc.	49,000	1,502,140
Alcoa, Inc.	13,000	419,510
Barrick Gold Corp.	64,000	997,104
Dofasco, Inc.	40,300	570,025
Fording, Inc.	75,040	1,162,019
Franco Nevada Mining Corp. Ltd.	38,000	540,602
Goldcorp, Inc.	43,000	506,169
Meridian Gold, Inc. (a)	49,000	530,530
		6,614,603
Paper & Forest Products - 0.5%
Slocan Forest Products Ltd.	81,000	387,511
TOTAL MATERIALS		7,002,114
TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.9%
BCE, Inc.	140,000	3,085,358
Manitoba Telecom Services, Inc.	29,000	597,853
TELUS Corp. (non-vtg.)	22,000	317,689
		4,000,900

	Shares	Value (Note 1)
UTILITIES - 4.5%
Gas Utilities - 3.6%
Enbridge, Inc.	33,000	$ 918,790
TransCanada PipeLines Ltd.	87,000	1,123,234
Westcoast Energy, Inc.	33,000	867,896
		2,909,920
Multi-Utilities - 0.9%
ATCO Ltd. Class I (non-vtg.)	25,000	708,958
TOTAL UTILITIES		3,618,878
TOTAL COMMON STOCKS (Cost $69,202,933)		77,526,343
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 2.81% (b)	2,691,732	2,691,732
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	1,979,100	1,979,100
TOTAL MONEY MARKET FUNDS (Cost $4,670,832)		4,670,832
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $73,873,765)		82,197,175
NET OTHER ASSETS - (1.2)%		(984,666)
NET ASSETS - 100%		$ 81,212,509
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchase and sales of securities, other than short-term securities, aggregated $104,065,293 and $162,061,033, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $538 for the period.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $74,430,623. Net unrealized appreciation aggregated $7,766,552, of which $10,921,177 related to appreciated investment securities and $3,154,625 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $29,631,000 of which $3,354,000 and $26,277,000 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,930,758) (cost $73,873,765) - See accompanying schedule		$ 82,197,175
Receivable for investments sold		1,939,005
Receivable for fund shares sold		57,318
Dividends receivable		86,102
Interest receivable		5,848
Other receivables		5,692
Total assets		84,291,140
Liabilities
Payable for investments purchased	$ 796,974
Payable for fund shares redeemed	195,732
Accrued management fee	65,060
Other payables and accrued expenses	41,765
Collateral on securities loaned, at value	1,979,100
Total liabilities		3,078,631
Net Assets		$ 81,212,509
Net Assets consist of:
Paid in capital		$ 103,206,961
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,314,254)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,319,802
Net Assets, for 4,714,148 shares outstanding		$ 81,212,509
Net Asset Value and redemption price per share ($81,212,509 ÷ 4,714,148 shares)		$17.23
Maximum offering price per share (100/97.00 of $17.23)		$17.76

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 1,547,643
Interest		93,717
Security lending		80,177
		1,721,537
Less foreign taxes withheld		(224,332)
Total income		1,497,205
Expenses
Management fee Basic fee	$ 834,635
Performance adjustment	117,449
Transfer agent fees	339,397
Accounting and security lending fees	71,744
Non-interested trustees' compensation	364
Custodian fees and expenses	55,262
Registration fees	36,297
Audit	37,286
Legal	584
Reports to shareholders	32,862
Miscellaneous	451
Total expenses before reductions	1,526,331
Expense reductions	(157,104)	1,369,227
Net investment income		127,978
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(26,117,281)
Foreign currency transactions	(91,553)	(26,208,834)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,880,264
Assets and liabilities in foreign currencies	1,015	1,881,279
Net gain (loss)		(24,327,555)
Net increase (decrease) in net assets resulting from operations		$ (24,199,577)
Other Information Sales charges paid to FDC		$ 30,763
Deferred sales charges withheld by FDC		$ 501

See accompanying notes which are an integral part of the financial statements.

Annual Report

Canada
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 127,978	$ 8,350,545
Net realized gain (loss)	(26,208,834)	529,832
Change in net unrealized appreciation (depreciation)	1,881,279	316,342
Net increase (decrease) in net assets resulting from operations	(24,199,577)	9,196,719
Distributions to shareholders from net investment income	(7,282,311)	(85,857)
Share transactions Net proceeds from sales of shares	23,889,101	160,756,968
Reinvestment of distributions	7,097,924	82,250
Cost of shares redeemed	(81,431,895)	(51,055,541)
Net increase (decrease) in net assets resulting from share transactions	(50,444,870)	109,783,677
Redemption fees	114,040	360,425
Total increase (decrease) in net assets	(81,812,718)	119,254,964
Net Assets
Beginning of period	163,025,227	43,770,263
End of period (including undistributed net investment income of $0 and $8,350,012, respectively)	$ 81,212,509	$ 163,025,227
Other Information Shares
Sold	1,181,267	6,834,177
Issued in reinvestment of distributions	331,369	4,754
Redeemed	(4,118,203)	(2,270,606)
Net increase (decrease)	(2,605,567)	4,568,325

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 22.27	$ 15.91	$ 13.14	$ 18.88	$ 21.84
Income from Investment Operations
Net investment income C	.02	1.98 E	.04	.09	.03
Net realized and unrealized gain (loss)	(4.04)	4.32 F	2.78	(3.70)	1.39
Total from investment operations	(4.02)	6.30	2.82	(3.61)	1.42
Less Distributions
From net investment income	(1.04)	(.03)	(.07)	(.05)	(.13)
From net realized gain	-	-	-	(2.08)	(4.29)
Total distributions	(1.04)	(.03)	(.07)	(2.13)	(4.42)
Redemption fees added to paid in capital	.02	.09	.02	-	.04
Net asset value, end of period	$ 17.23	$ 22.27	$ 15.91	$ 13.14	$ 18.88
Total Return A, B	(18.87)%	40.22%	21.71%	(21.27)%	8.21%
Ratios to Average Net Assets D
Expenses before expense reductions	1.33%	1.09%	1.22%	.94%	.93%
Expenses net of voluntary waivers, if any	1.33%	1.09%	1.22%	.94%	.93%
Expenses net of all reductions	1.20%	1.06%	1.06%	.80%	.92%
Net investment income	.11%	9.00%	.26%	.57%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,213	$ 163,025	$ 43,770	$ 47,422	$ 96,458
Portfolio turnover rate	93%	97%	286%	215%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Investment income per share reflects a special dividend which amounted to $1.97 per share.

F The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity China Region	-21.82%	-4.04%	24.59%
Fidelity China Region (incl. 3.00% sales charge)	-24.16%	-6.92%	20.85%
Hang Seng	-30.68%	-7.45%	21.74%
Fidelity China Region Fund Linked Index	-28.33%	-7.02%	22.30%
China Region Funds Average	-19.35%	-32.82%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market and to the performance of the Fidelity China Region Fund Linked Index - an index which links the returns of the Hang Seng Index from the commencement of the fund on November 1, 1995 through September 1, 2000, and the MSCI Golden Dragon Plus Index beginning September 1, 2000. It is designed to represent the equity markets of Hong Kong through September 1, 2000 and the equity markets of Hong Kong, Taiwan, and China beginning September 1, 2000. You can also compare the fund's performance to the China region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 23 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity China Region	-21.82%	-0.82%	3.73%
Fidelity China Region (incl. 3.00% sales charge)	-24.16%	-1.42%	3.20%
Hang Seng	-30.68%	-1.54%	3.33%
Fidelity China Region Fund Linked Index	-28.33%	-1.45%	3.41%
China Region Funds Average	-19.35%	-7.91%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $12,085 - a 20.85% increase on the initial investment. For comparison, look at how both the Hang Seng Index and the Fidelity China Region Fund Linked Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $12,174 - a 21.74% increase and $12,230 - a 22.30% increase, respectively.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

China Region

|

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Joseph Tse, Portfolio Manager of Fidelity China Region Fund

Q. How did the fund perform, Joseph?

A. For the 12 months that ended October 31, 2001, the fund returned -21.82%, outperforming the Hang Seng Index, which returned -30.68%. The fund also compares its performance to the Fidelity China Region Fund Linked Index - a measure of the performance of the Hong Kong, Taiwanese and Chinese markets - which returned -28.33%. The China region funds average tracked by Lipper Inc. returned -19.35% during the same period.

Q. What drove the region's equity markets during the past
12 months?

A. The weak global economy and tragic events of September 11 in the U.S. accelerated a correction in these markets during the past year. A sharp decline in exports due to ebbing global demand sacked economic activity, putting considerable pressure on corporate earnings and stock prices. The terrorist attacks in the U.S. and ensuing global uncertainties spurred Hong Kong and Taiwan to lower interest rates again in tandem with America in a bid to add liquidity to the system. It wasn't enough to stem the decline, however, as rate-sensitive markets such as Hong Kong failed to respond to the stimulus. Despite a few bear-market rallies, Taiwan - a hotbed for PC and semiconductor manufacturing - was the worst performer in the region due to its high dependence on the U.S., its top export market for electronics goods. Typhoon Nari further weakened an already fragile economy when it belted the island in September. China, meanwhile, continued to benefit from its safe haven status in the region, as investors flocked to mainland-Chinese shares, regardless of their quality, amid the uncertain global outlook. However, despite producing strong domestic returns, the bulk of Chinese firms listed on the Hong Kong market were from the deeply depressed telecom sector, so China actually dragged on the Hang Seng index.

Q. Why did the fund beat the Hang Seng Index, yet trail its Lipper peer average?

A. The fund outperformed its index primarily through good stock selection in every major market sector. Our defensive positioning also paid off, as we de-emphasized growth stocks, which were shunned by investors seeking stable earnings in less volatile areas of the market. A key to this strategy was underweighting telecommunications, particularly cellular-related stocks, which declined the most during the period. The global collapse of the telecom sector, coupled with high valuations, increased regulatory risks, heightened competition and major funding issues, pressured shares of regional wireless providers. Nearly half of our advantage relative to the index came from holding considerably less China Mobile, which comprised nearly 20% of the index on average and was down over 50% for the year. Underweighting mobile operator China Unicom - which I sold during the period - along with fixed-line carrier Pacific Century CyberWorks, further aided performance, as both stocks suffered similar declines. The other side of the strategy involved investing in conservative names, such as fast-food retailer Café de Coral, that were trading cheap despite their earnings prospects. It was a great stock for this turbulent period, rising almost 65%. While the fund's defensiveness helped versus its Lipper peers, it wasn't enough to offset what we lost by underweighting stronger-performing mainland-Chinese issues, most of which I felt had questionable business models and management, and unjustifiably high returns on capital.

Q. What can you tell us about some of your other moves?

A. Raising exposure to banks helped during a period of falling interest rates. Given my credit concerns on the global front, I continued to hold a much smaller weighting in multinational banks, namely HSBC, which averaged around 26% of the Hang Seng index during the period. While this strategy was unsuccessful in that the group outperformed the index, we more than made up for it by emphasizing such local banks as DAO Heng Bank and major shareholder Guoco Group, which performed extremely well behind attractive valuations and the acquisition of DAO Heng Bank by DBS Bank during the summer. On the down side, my biggest mistake came from poor trading of technology hardware and equipment manufacturers in Taiwan, particularly among second-tier companies that operate in difficult industries, most notably Winbond Electronics, Far Eastern Textile and Compeq. A sizable position in United Microelectronics, the world's No.2 contract chipmaker, further curbed returns.

Q. What's your outlook?

A. I still believe we're in a very difficult and challenging environment, as most major markets in the region remain entrenched in the same bear camp they've been in since 1993. The trend of globalization and falling trade barriers are clearly accelerating the demise of unfit businesses. Since there aren't that many good companies to choose from, avoiding the losers and accumulating positions in long-term winners should continue to help performance.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese, and Chinese market. As of October 31, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Hong Kong, Taiwanese and Chinese issuers

Fund number: 352

Trading symbol: FHKCX

Start date: November 1, 1995

Size: as of October 31, 2001, more than
$116 million

Manager: Joseph Tse, since inception; director of research, Fidelity Investments Management (Hong Kong), since 1994; manager, Asian portion of various global equity funds, since 1993; joined Fidelity in 1990

3

Annual Report

China Region

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
Hong Kong	59.6%
Taiwan	18.1%
United Kingdom	12.1%
United States of America	7.3%
China	2.1%
Singapore	0.4%
Cayman Islands	0.4%

As of April 30, 2001
Hong Kong	63.7%
Taiwan	16.0%
United Kingdom	12.9%
United States of America	3.8%
China	1.9%
Singapore	1.0%
Canada	0.5%
Cayman Islands	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.7	96.2
Short-Term Investments and Net Other Assets	7.3	3.8
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
HSBC Holdings PLC (Hong Kong) (Reg.) (Banks)	11.4	12.2
Hutchison Whampoa Ltd. (Industrial Conglomerates)	9.7	8.8
Hang Seng Bank Ltd. (Banks)	6.3	5.3
Cheung Kong Holdings Ltd. (Real Estate)	5.9	9.2
Sun Hung Kai Properties Ltd. (Real Estate)	5.7	4.7
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	5.5	6.1
Guoco Group Ltd. (Banks)	4.8	1.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductor Equipment & Products)	4.8	4.6
United Microelectronics Corp. (Semiconductor Equipment & Products)	4.0	3.5
Cafe de Coral Holdings Ltd. (Hotels, Restaurants & Leisure)	3.3	2.0
	61.4
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	39.4	52.7
Information Technology	19.2	16.4
Industrials	12.3	5.2
Consumer Discretionary	7.7	6.9
Telecommunication Services	6.8	6.6
Utilities	4.5	6.2
Energy	1.3	1.3
Consumer Staples	1.1	0.7
Materials	0.4	0.2

Annual Report

China Region

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.7%
Distributors - 1.3%
Li & Fung Ltd.	1,642,000	$ 1,568,351
Hotels, Restaurants & Leisure - 3.6%
Cafe de Coral Holdings Ltd.	6,560,000	3,826,740
Shangri-La Asia Ltd.	650,000	375,007
		4,201,747
Media - 1.1%
Television Broadcasts Ltd.	428,000	1,262,076
Textiles & Apparel - 1.7%
Far Eastern Textile Ltd.	5,223,360	1,514,017
Glorious Sun Enterprises Ltd.	3,072,000	429,301
		1,943,318
TOTAL CONSUMER DISCRETIONARY		8,975,492
CONSUMER STAPLES - 1.1%
Beverages - 0.2%
Vitasoy International Holdings Ltd.	1,696,500	247,955
Food & Drug Retailing - 0.8%
Convenience Retail Asia Ltd.	1,360,200	427,251
President Chain Store Corp.	283,250	529,554
		956,805
Food Products - 0.1%
Tingyi (Cayman Island) Holding Corp.	802,000	118,246
TOTAL CONSUMER STAPLES		1,323,006
ENERGY - 1.3%
Oil & Gas - 1.3%
CNOOC Ltd.	1,472,000	1,443,720
FINANCIALS - 39.4%
Banks - 25.1%
Bank of East Asia Ltd.	740,000	1,475,285
Guoco Group Ltd.	860,000	5,678,314
Hang Seng Bank Ltd.	732,500	7,348,619
HSBC Holdings PLC (Hong Kong) (Reg.)	1,207,582	13,285,815
Liu Chong Hing Bank Ltd.	761,000	668,327
Standard Chartered PLC	81,358	813,354
		29,269,714
Diversified Financials - 0.1%
Aeon Credit Service (ASIA) Co. Ltd.	147,600	50,147
Wharf Holdings Ltd.	60,485	112,054
		162,201
Real Estate - 14.2%
Amoy Properties Ltd.	652,000	677,090
Cheung Kong Holdings Ltd.	805,000	6,811,669
Hang Lung Development Co. Ltd.	598,000	502,176

	Shares	Value (Note 1)
Henderson Land Development Co. Ltd.	587,000	$ 1,885,209
Sun Hung Kai Properties Ltd.	1,090,021	6,680,001
		16,556,145
TOTAL FINANCIALS		45,988,060
INDUSTRIALS - 12.3%
Airlines - 0.3%
Cathay Pacific Airways Ltd.	276,000	279,544
Electrical Equipment - 0.0%
Johnson Electric Holdings Ltd.	41,320	36,023
Industrial Conglomerates - 10.1%
Citic Pacific Ltd.	210,000	430,778
Hutchison Whampoa Ltd.	1,406,500	11,405,492
		11,836,270
Machinery - 0.4%
Chen Hsong Holdings Ltd.	2,870,000	456,265
Road & Rail - 0.9%
Kowloon Motor Bus Holdings Ltd.	278,000	1,054,995
Transportation Infrastructure - 0.6%
Beijing Capital International Airport Co. Ltd. (H Shares)	2,610,000	642,474
TOTAL INDUSTRIALS		14,305,571
INFORMATION TECHNOLOGY - 19.2%
Computers & Peripherals - 2.5%
Asustek Computer, Inc.	571,750	1,955,551
Compeq Manufacturing Co. Ltd.	483,600	482,198
Quanta Computer, Inc.	202,250	433,812
		2,871,561
Electronic Equipment & Instruments - 2.5%
Hon Hai Precision Industries Co. Ltd.	653,160	2,423,318
Venture Manufacturing (Singapore) Ltd.	85,000	449,822
		2,873,140
Semiconductor Equipment & Products - 12.5%
Advanced Semiconductor Engineering, Inc.	678,000	343,913
Asat Holdings Ltd. sponsored ADR (a)	150,400	359,456
ASM Pacific Technology Ltd.	379,500	530,337
Siliconware Precision Industries Co. Ltd. (a)	3,242,100	1,682,133
Sunplus Technology Co. Ltd.	297,700	578,142
Taiwan Semiconductor Manufacturing Co. Ltd.	3,154,431	5,577,400
United Microelectronics Corp.	5,626,690	4,631,826
Winbond Electronics Corp.	2,927,350	946,086
		14,649,293
Software - 1.7%
Travelsky Technology Ltd. (H Shares)	2,688,000	2,016,039
TOTAL INFORMATION TECHNOLOGY		22,410,033
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 0.4%
Chemicals - 0.4%
SINOPEC Yizheng Chemical Fibre Co. Ltd. (H Shares)	4,048,000	$ 498,225
TELECOMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 1.1%
Pacific Century CyberWorks Ltd. (a)	4,713,000	1,268,909
Wireless Telecommunication Services - 5.7%
China Mobile (Hong Kong) Ltd. (a)	2,123,500	6,463,933
Smartone Telecommunications Holdings Ltd.	218,000	245,953
		6,709,886
TOTAL TELECOMMUNICATION SERVICES		7,978,795
UTILITIES - 4.5%
Electric Utilities - 2.8%
CLP Holdings Ltd.	707,200	2,670,185
Hong Kong Electric Holdings Ltd.	170,000	645,141
		3,315,326
Gas Utilities - 1.7%
Hong Kong & China Gas Co. Ltd.	1,564,000	1,955,038
TOTAL UTILITIES		5,270,364
TOTAL COMMON STOCKS (Cost $104,729,915)		108,193,266
Money Market Funds - 6.4%

Fidelity Cash Central Fund, 2.81% (b) (Cost $7,454,275)	7,454,275	7,454,275
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $112,184,190)		115,647,541
NET OTHER ASSETS - 0.9%		1,106,187
NET ASSETS - 100%		$ 116,753,728
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $108,994,198 and $138,345,155, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,451,600. The weighted average interest rate was 5.77%. At period end there were no bank borrowings outstanding.

Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $114,916,071. Net unrealized appreciation aggregated $731,470, of which $19,142,635 related to appreciated investment securities and $18,411,165 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $41,719,000 of which $40,369,000 and $1,350,000 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region

|

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $112,184,190) - See accompanying schedule		$ 115,647,541
Foreign currency held at value (cost $1,231,819)		1,233,504
Receivable for investments sold		93,806
Receivable for fund shares sold		37,698
Dividends receivable		22,878
Interest receivable		14,705
Redemption fees receivable		2
Total assets		117,050,134
Liabilities
Payable for investments purchased	$ 97,057
Payable for fund shares redeemed	35,547
Accrued management fee	70,544
Other payables and accrued expenses	93,258
Total liabilities		296,406
Net Assets		$ 116,753,728
Net Assets consist of:
Paid in capital		$ 156,441,114
Undistributed net investment income		1,319,382
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(44,471,796)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,465,028
Net Assets, for 10,356,256 shares outstanding		$ 116,753,728
Net Asset Value and redemption price per share ($116,753,728 ÷ 10,356,256 shares)		$11.27
Maximum offering price per share (100/97.00 of $11.27)		$11.62

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 3,535,240
Interest		347,104
Security lending		2,776
		3,885,120
Less foreign taxes withheld		(262,085)
Total income		3,623,035
Expenses
Management fee	$ 1,131,812
Transfer agent fees	506,713
Accounting and security lending fees	94,236
Non-interested trustees' compensation	577
Custodian fees and expenses	205,952
Registration fees	28,626
Audit	33,070
Legal	720
Interest	1,163
Reports to shareholders	34,597
Miscellaneous	16,167
Total expenses before reductions	2,053,633
Expense reductions	(33,831)	2,019,802
Net investment income		1,603,233
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,536,864)
Foreign currency transactions	(227,595)	(1,764,459)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(34,207,312)
Assets and liabilities in foreign currencies	19,167	(34,188,145)
Net gain (loss)		(35,952,604)
Net increase (decrease) in net assets resulting from operations		$ (34,349,371)
Other Information Sales Charges Paid to FDC		$ 40,818

See accompanying notes which are an integral part of the financial statements.

Annual Report

China Region
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 1,603,233	$ 1,296,755
Net realized gain (loss)	(1,764,459)	16,075,619
Change in net unrealized appreciation (depreciation)	(34,188,145)	(5,942,444)
Net increase (decrease) in net assets resulting from operations	(34,349,371)	11,429,930
Distributions to shareholders from net investment income	(6,568,436)	(2,289,574)
Share transactions Net proceeds from sales of shares	26,894,538	183,395,667
Reinvestment of distributions	6,321,697	2,213,416
Cost of shares redeemed	(55,461,241)	(177,672,782)
Net increase (decrease) in net assets resulting from share transactions	(22,245,006)	7,936,301
Redemption fees	207,843	1,114,437
Total increase (decrease) in net assets	(62,954,970)	18,191,094
Net Assets
Beginning of period	179,708,698	161,517,604
End of period (including undistributed net investment income of $1,319,382 and $6,212,134, respectively)	$ 116,753,728	$ 179,708,698
Other Information Shares
Sold	1,918,609	10,586,910
Issued in reinvestment of distributions	427,142	129,289
Redeemed	(4,002,113)	(10,118,064)
Net increase (decrease)	(1,656,362)	598,135

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 14.15	$ 10.25	$ 11.06	$ 12.97
Income from Investment Operations
Net investment income C	.14	.10	.19	.31	.17
Net realized and unrealized gain (loss)	(3.29)	.80	3.98	(1.10)	(1.95)
Total from investment operations	(3.15)	.90	4.17	(.79)	(1.78)
Less Distributions
From net investment income	(.56)	(.17)	(.32)	(.06)	(.14)
From net realized gain	-	-	-	-	(.08)
Total distributions	(.56)	(.17)	(.32)	(.06)	(.22)
Redemption fees added to paid in capital	.02	.08	.05	.04	.09
Net asset value, end of period	$ 11.27	$ 14.96	$ 14.15	$ 10.25	$ 11.06
Total Return A, B	(21.82)%	6.77%	42.44%	(6.85)%	(13.36)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.32%	1.22%	1.34%	1.41%	1.31%
Expenses net of voluntary waivers, if any	1.32%	1.22%	1.34%	1.41%	1.31%
Expenses net of all reductions	1.30%	1.21%	1.32%	1.40%	1.31%
Net investment income	1.03%	.55%	1.59%	3.07%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 116,754	$ 179,709	$ 161,518	$ 140,824	$ 177,416
Portfolio turnover rate	75%	103%	84%	109%	174%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

|

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets	-24.87%	-58.99%	-30.03%
Fidelity Emerging Markets (incl. 3.00% sales charge)	-27.12%	-60.22%	-32.13%
MSCI Emerging Markets Free	-23.46%	-36.24%	24.12%
Emerging Markets Funds Average	-22.68%	-31.12%	20.87%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of October 31, 2001, the index included over 735 equity securities of companies domiciled in 30 countries. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 193 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets	-24.87%	-16.33%	-3.51%
Fidelity Emerging Markets (incl. 3.00% sales charge)	-27.12%	-16.83%	-3.80%
MSCI Emerging Markets Free	-23.46%	-8.61%	2.18%
Emerging Markets Funds Average	-22.68%	-7.37%	1.34%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on October 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $6,787 - a 32.13% decrease on the initial investment. For comparison, look at how the MSCI Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $12,412 - a 24.12% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Emerging Markets

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: John Carlson became Portfolio Manager of Fidelity Emerging Markets Fund on May 30, 2001.

Q. How did the fund perform, John?

A. For the 12 months that ended October 31, 2001, the fund declined 24.87%. The Morgan Stanley Capital International Emerging Markets Free Index dropped 23.46%, while the emerging markets funds average as tracked by Lipper Inc. lost 22.68% for the same time period.

Q. What factors affected the fund's performance?

A. During the one-year period, the global economy slowed and investors worldwide sold off assets perceived as riskier investments. As a result, the stocks of almost all emerging-markets countries experienced losses. The fund's performance slightly trailed its benchmark and peer group primarily due to our holdings in more economically sensitive stocks, which performed poorly in an environment of decelerating global growth.

Q. Can you elaborate on that?

A. Certainly. Good examples of economically sensitive stocks fall into the TMT - technology, media and telecommunications - category. TMT stocks were the largest detractors from performance for the fund, as they were swept downward by the decline in these industries worldwide. Taiwan's Compeq, the largest PCB - printed circuit boards - maker outside of the U.S. and Japan, could not escape the global fall in personal computer sales. Software makers in India - Hughes Software and Infosys Technologies - detracted from performance as their predominantly U.S. client base cut technology budgets due to a weakened economy. Hughes Software is no longer in the fund. In telecommunications, the fund's overweighted position in Brazil's Telesp Celular, a large wireless service company, was a major detractor. Also hurting performance was an emphasis on media companies in Mexico. The slowdown in the U.S. economy abruptly reversed Mexico's recent trend of accelerating growth. In summary, the fund suffered from an emphasis on industries that experienced the steepest losses as the world fell into a synchronized economic slump.

Q. How about areas that helped performance?

A. Financial stocks helped as they reacted relatively well to interest-rate cuts made throughout the 12-month period. In particular, Mexico's Banacci bank was a top performer as the stock climbed due to its acquisition by Citibank. In South Korea, Kookmin Bank along with Housing and Commercial Bank (H&CB) contributed to performance as they gained market share based on their solid financial positions. An underweighted position in Turkish banks added value relative to the index as those stocks suffered due to the country's banking crisis and currency devaluation, which required assistance from the International Monetary Fund. Also positive was the fund's regional allocation, particularly its overweighted position in Russia, which benefited from an improved economy, strong oil exports and a relatively stable political outlook, and by its underweighted position in Argentina, which declined as investor concerns rose about the prolonged economic recession and rising debt levels that could push the country into default.

Q. Have you made any changes to the fund since you took over as manager?

A. Accompanying my start as this fund's manager, Fidelity merged the two emerging-markets groups - fixed-income and equity investments - into a single entity. This move has improved collaboration on research and analysis for both classes of emerging-markets assets. While our already strong bottom-up stock selection process will remain the key driver of portfolio construction, an additional level of risk management has been added - quantitative, top-down country analysis. By that I mean we look closely at the portfolio structure, particularly how much is invested by country and by sector, in an effort to enhance stock selection and better manage portfolio risk.

Q. What's your outlook, John?

A. I'm cautious, particularly after September 11. Global flows of trade and capital have diminished significantly. It's not clear that fiscal and monetary stimuli will be sufficient to revive U.S. demand growth in the near term. Furthermore, there are a number of politically fragile situations in emerging countries, such as elections and lack of cohesion among elected officials, which must be resolved during the next year. There is some reason for optimism, however. The concerted increase in global liquidity should eventually be positive for emerging markets. I'll continue to aggressively manage country allocation risk and emphasize companies with the ability to generate earnings growth, strong balance sheets and limited amounts of leverage. Companies like these should be able to weather the difficult economic environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: capital appreciation by investing mainly in equity securities of emerging market issuers

Fund number: 322

Trading symbol: FEMKX

Start date: November 1, 1990

Size: as of October 31, 2001, more than
$204 million

Manager: John Carlson, since May 2001; manager, Fidelity New Markets Income Fund, since 1995; subportfolio manager, emerging-markets debt, Fidelity Strategic Income Fund, since 1999; manager, Fidelity International Bond Fund, 1995-2001; joined Fidelity in 1995

3

Annual Report

Emerging Markets

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
Korea (South)	14.4%
Mexico	11.9%
Taiwan	10.4%
Brazil	8.7%
Malaysia	8.5%
India	6.7%
South Africa	6.5%
Hong Kong	5.2%
Russia	5.1%
Other	22.6%

As of April 30, 2001
Taiwan	13.6%
Korea (South)	12.5%
Brazil	9.2%
Mexico	9.2%
India	8.0%
Hong Kong	7.2%
South Africa	5.8%
Russia	5.5%
Israel	4.7%
Other	24.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.6	95.9
Short-Term Investments and Net Other Assets	4.4	4.1
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV Series L sponsored ADR (Mexico, Diversified Telecommunication Services)	3.4	3.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	3.4	2.6
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	3.2	4.1
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.2	4.8
SK Telecom Co. Ltd. (Korea (South), Wireless Telecommunication Services)	2.3	2.1
Petroleo Brasileiro SA Petrobras (Brazil, Oil & Gas)	2.1	1.6
Anglo American PLC (United Kingdom, Metals & Mining)	2.0	0.0
Unified Energy Systems sponsored ADR (Russia, Electric Utilities)	1.9	2.2
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	1.6	0.0
Hyundai Motor Co. Ltd. (Korea (South), Automobiles)	1.6	1.2
	24.7
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	18.2	17.7
Financials	15.9	19.1
Information Technology	14.3	21.4
Materials	11.0	7.1
Consumer Staples	8.3	9.5
Consumer Discretionary	7.1	6.4
Energy	6.9	6.2
Utilities	6.3	4.8
Industrials	4.1	1.2
Health Care	3.5	2.5

Annual Report

Emerging Markets

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (Note 1)
Argentina - 0.7%
Grupo Financiero Galicia SA sponsored ADR	21,700	$ 119,350
Perez Companc SA sponsored ADR	56,159	595,285
Siderca SA Series A	266,700	320,248
Telecom Argentina Stet-France Telecom SA sponsored ADR	54,200	338,750
TOTAL ARGENTINA		1,373,633
Brazil - 8.7%
Aracruz Celulose SA sponsored ADR	34,500	603,750
Banco Bradesco SA (PN)	202,604,000	771,037
Banco Itau SA (PN)	21,281,000	1,353,743
Brasil Telecom Participacoes SA sponsored ADR	14,100	394,800
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	159,548,700	1,970,095
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	31,200	473,616
Companhia de Bebidas das Americas (AmBev) sponsored ADR	96,682	1,570,116
Companhia Paranaense de Energia-Copel sponsored ADR	83,500	400,800
Companhia Siderurgica Nacional ADR	10,000	102,900
Companhia Vale do Rio Doce (PN-A)	108,000	2,255,742
Compania Energertica Minas Gerais (a)	42,944,300	425,301
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	23,800	408,408
Embratel Participacoes SA ADR	93,200	251,640
Petroleo Brasileiro SA Petrobras:
(PN)	219,500	4,225,538
sponsored ADR	5,500	105,600
Tele Norte Leste Participacoes SA ADR	113,600	1,154,176
Telesp Celular Participacoes SA ADR	48,700	245,935
Uniao de Bancos Brasileiros SA (Unibanco) GDR	44,900	706,277
Votorantim Celulose e Papel SA (PN)	10,582,500	317,161
TOTAL BRAZIL		17,736,635
British Virgin Islands - 0.4%
MIH Ltd. Class A (a)	115,600	890,120
Chile - 2.7%
A.F.P. Provida SA sponsored ADR	6,600	159,060
Banco Santander Chile sponsored ADR	44,700	721,905
Banco Santiago SA sponsored ADR	15,800	331,800
Compania de Petroleos de Chile SA (COPEC)	184,400	542,361
Compania de Telecomunicaciones de Chile SA sponsored ADR (a)	77,300	796,190
Distribucion Y Servicio D&S SA sponsored ADR	37,300	404,705
Embotelladora Andina SA ADR	30,300	269,670
Empresa Nacional de Electricidad SA sponsored ADR	92,900	808,230
Empresas CMPC SA	52,100	405,178

	Shares	Value (Note 1)
Enersis SA sponsored ADR	54,400	$ 669,664
Vina Concha Stet y Toro SA sponsored ADR	11,700	451,035
TOTAL CHILE		5,559,798
China - 0.2%
Huaneng Power International, Inc. (H Shares)	66,000	40,616
Yanzhou Coal Mining Co. Ltd. (H Shares)	1,426,000	443,348
TOTAL CHINA		483,964
Croatia - 0.7%
Pliva D.D.:
GDR (c)	55,300	461,755
unit	117,700	982,795
TOTAL CROATIA		1,444,550
Egypt - 0.6%
Egyptian Co. for Mobile Services (MobiNil)	129,600	1,124,842
Hong Kong - 5.2%
China Mobile (Hong Kong) Ltd. (a)	2,176,000	6,623,743
Citic Pacific Ltd.	217,000	445,137
CNOOC Ltd.	1,900,500	1,863,988
Guoco Group Ltd.	183,000	1,208,292
Legend Holdings Ltd.	1,088,000	456,829
TOTAL HONG KONG		10,597,989
Hungary - 1.0%
Matav Rt. sponsored ADR	136,500	2,122,575
India - 6.7%
Dr. Reddy's Laboratories Ltd.	68,200	1,485,364
Hindalco Industries Ltd.	17,800	207,320
Hindustan Lever Ltd.	568,600	2,551,532
Housing Development Finance Corp. Ltd.	63,234	919,983
ICICI Bank Ltd.	134,100	283,904
ICICI Bank Ltd. sponsored ADR	72,800	353,808
Infosys Technologies Ltd.	18,976	1,152,360
ITC Ltd.	115,700	1,656,301
Ranbaxy Laboratories Ltd.	146,800	2,173,246
Reliance Industries Ltd.	312,668	1,664,001
State Bank of India	310,300	1,200,400
TOTAL INDIA		13,648,219
Indonesia - 0.8%
Gudang Garam PT Perusahaan	154,500	132,744
PT Hanjaya Mandala Sampoerna Tbk	5,417,500	1,551,545
TOTAL INDONESIA		1,684,289
Israel - 3.8%
AudioCodes Ltd. (a)	130,400	348,168
Bank Leumi le-Israel BM	1,023,708	1,827,623
Check Point Software Technologies Ltd. (a)	87,850	2,593,332
Common Stocks - continued
	Shares	Value (Note 1)
Israel - continued
Orbotech Ltd.	42,650	$ 919,534
Teva Pharmaceutical Industries Ltd. sponsored ADR	32,100	1,983,780
TOTAL ISRAEL		7,672,437
Korea (South) - 14.4%
H&CB	84,160	2,200,154
Hana Bank	182,000	1,416,808
Hyundai Motor Co. Ltd.	196,780	3,170,428
Kookmin Bank	171,265	2,653,213
Kookmin Credit Card Co. Ltd.	34,650	928,652
Korea Electric Power Corp.	179,340	2,833,876
Korea Telecom	23,200	900,109
Korea Tobacco & Ginseng Corp. unit (a)	59,800	443,118
NCsoft Corp.	7,000	628,970
Pacific Corp.	13,000	906,274
Pohang Iron & Steel Co. Ltd.	28,900	1,992,331
Samsung Electronics Co. Ltd.	49,295	6,624,848
SK Telecom Co. Ltd.	25,010	4,755,966
TOTAL KOREA (SOUTH)		29,454,747
Malaysia - 8.5%
AMMB Holdings BHD	1,456,200	1,065,325
Amway (Malaysia) Holdings BHD	469,000	587,484
British American Tobacco (Malaysia) BHD	120,700	1,087,888
Courts Mammoth BHD	373,000	319,995
Gamuda BHD	1,832,000	2,150,189
Kuala Lumpur Kepong BHD	664,000	852,716
Magnum Corp. BHD	1,250,000	631,579
Malayan Banking BHD	864,500	1,615,250
Malaysian Airline System BHD (a)	385,000	190,474
Rashid Hussain BHD (a)	1,037,000	436,632
Resorts World BHD	816,000	1,116,632
Sime Darby BHD	1,786,600	2,049,888
Tanjong PLC	427,000	938,276
Technology Resources Industries BHD	768,000	478,989
Telekom Malaysia BHD	806,000	1,855,921
Tenaga Nasional BHD	835,000	1,900,724
TOTAL MALAYSIA		17,277,962
Mexico - 11.9%
America Movil SA de CV sponsored ADR	213,000	3,195,000
Cemex SA de CV sponsored ADR	83,900	1,929,700
DESC SA de CV sponsored ADR	20,900	153,615
Fomento Economico Mexicano SA de CV sponsored ADR	42,300	1,311,300
Grupo Carso SA de CV Series A1 (a)	251,000	619,312
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (a)	3,252,500	2,455,246
Grupo Modelo SA de CV Series C	799,500	1,835,582
Grupo Televisa SA de CV sponsored ADR (a)	49,675	1,512,604

	Shares	Value (Note 1)
Kimberly-Clark de Mexico SA de CV Series A	321,700	$ 887,424
Telefonos de Mexico SA de CV Series L sponsored ADR	205,900	7,012,957
Tubos de Acero de Mexico SA sponsored ADR	27,000	253,800
Wal-Mart de Mexico SA de CV Series C	1,452,000	3,131,673
TOTAL MEXICO		24,298,213
Peru - 0.4%
Compania de Minas Buenaventura SA sponsored ADR	27,800	563,228
Credicorp Ltd. (NY Shares)	32,800	265,680
TOTAL PERU		828,908
Philippines - 0.5%
Philippine Long Distance Telephone Co.	125,500	917,998
Poland - 0.4%
Bank Polska Kasa Opieki (a)	23,200	428,264
Telekomunikacja Polska SA (a)	109,800	409,401
TOTAL POLAND		837,665
Russia - 5.1%
Lukoil Oil Co. sponsored ADR	48,900	2,158,935
Mobile TeleSystems Ojsc sponsored ADR (a)	42,200	1,195,104
Surgutneftegaz JSC sponsored ADR	140,900	1,734,948
Unified Energy Systems sponsored ADR	401,400	3,933,720
YUKOS Corp. sponsored ADR	27,400	1,462,475
TOTAL RUSSIA		10,485,182
South Africa - 6.5%
ABSA Group Ltd.	568,000	1,997,141
Anglo American Platinum Corp. Ltd.	64,000	2,088,983
Bidvest Group Ltd.	326,432	1,550,520
Boe Ltd.	2,783,100	1,090,568
Harmony Gold Mining Co. Ltd.	132,300	767,826
Harmony Gold Mining Co. Ltd. warrants 6/22/03 (a)	44,100	79,398
Impala Platinum Holdings Ltd.	24,500	870,784
Liberty Group Ltd.	126,700	719,223
Nedcor Ltd.	68,900	980,710
Sappi Ltd.	130,600	1,217,161
Sasol Ltd.	218,800	1,907,082
TOTAL SOUTH AFRICA		13,269,396
Taiwan - 10.4%
Asustek Computer, Inc.	578,000	1,976,928
Cathay Life Insurance Co. Ltd.	869,733	1,003,344
China Steel Corp.	2,434,110	948,950
ChinaTrust Commercial Bank	2,004,085	1,016,565
Compal Electronics, Inc.	463,000	369,058
Compeq Manufacturing Co. Ltd.	461,200	459,863
Far Eastern Textile Ltd.	2,393,363	693,728
Fubon Insurance Co.	1,594,000	1,376,846
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Hon Hai Precision Industries Co. Ltd.	389,224	$ 1,444,077
Nan Ya Plastics Corp.	1,566,740	840,136
Quanta Computer, Inc.	456,250	978,623
Sunplus Technology Co. Ltd.	200,000	388,406
Taiwan Semiconductor Manufacturing Co. Ltd.	3,955,453	6,993,699
United Microelectronics Corp.	3,323,050	2,735,496
TOTAL TAIWAN		21,225,719
Thailand - 1.4%
Advanced Info Service PCL (For. Reg.)	2,295,000	2,130,228
Land & House PCL (For. Reg.) (a)	97,100	72,754
Quality Houses PCL (a)	2,007,900	215,565
Shin Corp. PCL (For. Reg.) (a)	1,150,000	398,680
TOTAL THAILAND		2,817,227
Turkey - 0.7%
Hurriyet Gazetecilik ve Matbaacilik AS	918,589,796	1,509,473
Koytas Tekstil Sanayi ve Ticaret AS (a)	26,770,000	0
TOTAL TURKEY		1,509,473
United Kingdom - 3.5%
Anglo American PLC	315,707	4,065,744
Dimension Data Holdings PLC (a)	1,135,600	1,232,740
South African Breweries PLC	291,300	1,814,011
TOTAL UNITED KINGDOM		7,112,495
Venezuela - 0.3%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	30,700	693,820
TOTAL COMMON STOCKS (Cost $212,586,723)		195,067,856
Convertible Preferred Stocks - 0.1%

Philippines - 0.1%
First E Bank Corp. (Cost $859,496)	22,521,380	197,685
Money Market Funds - 4.9%

Fidelity Cash Central Fund, 2.81% (b)	5,020,614	5,020,614
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	4,967,164	4,967,164
TOTAL MONEY MARKET FUNDS (Cost $9,987,778)		9,987,778
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $223,433,997)		205,253,319
NET OTHER ASSETS - (0.5)%		(1,089,725)
NET ASSETS - 100%		$ 204,163,594
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $461,755 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $282,394,896 and $309,516,814, respectively.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $225,210,664. Net unrealized depreciation aggregated $19,957,345, of which $23,768,678 related to appreciated investment securities and $43,726,023 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $471,696,000 of which $96,913,000, $19,326,000, $309,416,000 and $46,041,000 will expire on September 30, 2004,
2006, 2007 and 2008, respectively.

The fund intends to elect to defer to its fiscal year ending September 30, 2002 approximately $36,843,000 of losses recognized during the period November 1, 2000 to September 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $4,773,094) (cost $223,433,997) - See accompanying schedule		$ 205,253,319
Cash		7,011
Foreign currency held at value (cost $3,540,217)		3,548,059
Receivable for investments sold		3,184,764
Receivable for fund shares sold		102,961
Dividends receivable		265,521
Interest receivable		10,996
Redemption fees receivable		794
Other receivables		2,130
Total assets		212,375,555
Liabilities
Payable for investments purchased	$ 2,491,749
Payable for fund shares redeemed	398,033
Accrued management fee	123,159
Other payables and accrued expenses	231,856
Collateral on securities loaned, at value	4,967,164
Total liabilities		8,211,961
Net Assets		$ 204,163,594
Net Assets consist of:
Paid in capital		$ 731,695,444
Undistributed net investment income		756,492
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(510,113,836)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(18,174,506)
Net Assets, for 31,296,119 shares outstanding		$ 204,163,594
Net Asset Value and redemption price per share ($204,163,594 ÷ 31,296,119 shares)		$6.52
Maximum offering price per share (100/97.00 of $6.52)		$6.72

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 6,164,945
Interest		362,640
Security lending		49,423
		6,577,008
Less foreign taxes withheld		(748,341)
Total income		5,828,667
Expenses
Management fee	$ 1,911,006
Transfer agent fees	1,220,956
Accounting and security lending fees	159,794
Non-interested trustees' compensation	461
Custodian fees and expenses	397,348
Registration fees	33,148
Audit	77,983
Legal	3,493
Reports to shareholders	116,038
Miscellaneous	130,391
Total expenses before reductions	4,050,618
Expense reductions	(256,615)	3,794,003
Net investment income		2,034,664
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(40,653,827)
Foreign currency transactions	(824,476)	(41,478,303)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(34,072,849)
Assets and liabilities in foreign currencies	34,944	(34,037,905)
Net gain (loss)		(75,516,208)
Net increase (decrease) in net assets resulting from operations		$ (73,481,544)
Other Information Sales Charges Paid to FDC		$ 51,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Emerging Markets
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 2,034,664	$ 699,827
Net realized gain (loss)	(41,478,303)	763,639
Change in net unrealized appreciation (depreciation)	(34,037,905)	(20,591,490)
Net increase (decrease) in net assets resulting from operations	(73,481,544)	(19,128,024)
Distributions to shareholders from net investment income	(1,018,114)	-
Share transactions Net proceeds from sales of shares	50,806,895	213,407,205
Reinvestment of distributions	992,591	-
Cost of shares redeemed	(77,748,645)	(292,885,323)
Net increase (decrease) in net assets resulting from share transactions	(25,949,159)	(79,478,118)
Redemption fees	167,445	658,998
Total increase (decrease) in net assets	(100,281,372)	(97,947,144)
Net Assets
Beginning of period	304,444,966	402,392,110
End of period (including undistributed net investment income of $756,492 and $617,777, respectively)	$ 204,163,594	$ 304,444,966
Other Information Shares
Sold	6,159,895	18,237,804
Issued in reinvestment of distributions	122,090	-
Redeemed	(9,925,586)	(26,333,184)
Net increase (decrease)	(3,643,601)	(8,095,380)

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 8.71	$ 9.35	$ 6.74	$ 10.35	$ 16.61
Income from Investment Operations
Net investment income C	.06	.02 D	.07	.09	.15
Net realized and unrealized gain (loss)	(2.22)	(.68)	2.53	(3.47)	(6.17)
Total from investment operations	(2.16)	(.66)	2.60	(3.38)	(6.02)
Less Distributions
From net investment income	(.03)	-	-	(.08)	(.13)
In excess of net investment income	-	-	-	(.15)	(.12)
Total distributions	(.03)	-	-	(.23)	(.25)
Redemption fees added to paid in capital	.00	.02	.01	-	.01
Net asset value, end of period	$ 6.52	$ 8.71	$ 9.35	$ 6.74	$ 10.35
Total Return A, B	(24.87)%	(6.84)%	38.72%	(33.23)%	(36.74)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.54%	1.39%	1.45%	1.59%	1.36%
Expenses net of voluntary waivers, if any	1.54%	1.39%	1.45%	1.59%	1.36%
Expenses net of all reductions	1.45%	1.35%	1.42%	1.56%	1.35%
Net investment income	.78%	.15%	.90%	1.01%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 204,164	$ 304,445	$ 402,392	$ 270,709	$ 499,168
Portfolio turnover rate	113%	100%	94%	87%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.02 per share.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. Total returns do not include the effect of the 3.00% sales load which was eliminated as of March 1, 2000.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	-25.64%	28.89%	145.65%
MSCI Europe	-22.61%	37.61%	151.01%
European Region Funds Average	-25.89%	31.99%	128.16%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2001, the index included over 514 equity securities of companies domiciled in 16 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 172 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe	-25.64%	5.21%	9.40%
MSCI Europe	-22.61%	6.59%	9.64%
European Region Funds Average	-25.89%	5.32%	8.37%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1991. As the chart shows, by October 31, 2001, the value of the investment would have grown to $24,565 - a 145.65% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $25,101 -
a 151.01% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Europe

|

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Thierry Serero, Portfolio Manager of Fidelity Europe Fund

Q. How did the fund perform, Thierry?

A. It was a challenging period. For the 12 months that ended October 31, 2001, the fund returned -25.64%. This lagged the Morgan Stanley Capital International (MSCI) Europe Index, which returned -22.61% during the period, but beat the European region funds average, which returned -25.89% according to Lipper Inc.

Q. What factors shaped the fund's performance during the period?

A. The most influential factor, by far, was the outperformance of defensive-oriented value sectors relative to aggressive-growth areas, namely technology, media and telecommunications (TMT). As volatility intensified throughout the period, investors gravitated to some of the more traditionally defensive areas - such as food, tobacco and pharmaceuticals - and shied away from stocks in the TMT group. The fund's struggles during the period can largely be traced to the fact that I didn't follow the crowd. Instead, I stuck to my growth approach and zeroed in on what I felt were the best growth stories I could find. This approach hurt the fund during this particular period, but I feel good about the fund's aggressive stance going forward.

Q. Where did you find some of these growth stories?

A. It wasn't so much where I looked for them, but how. A big part of my focus, for example, revolved around mid-cap growth names - stocks of companies with market capitalizations between $1 billion and $5 billion. Mid-cap stocks accounted for around 30% of the fund's assets during the period - compared to 9% for the MSCI index - and this emphasis helped performance. I liked mid-caps for several reasons - I felt they had more room to grow than their larger counterparts; I felt comfortable with mid-cap valuations; and many companies had strong free cash flows. The best stories I found during the period were a byproduct of this approach and came from a cross-section of industries. These included German financial services company Marschollek Lautenschlaeger und Partner; French software firm Business Objects; Italian eyeglass-frame manufacturer Luxottica; and Synthes-Stratec, a medical technology firm based in Switzerland. Marschollek was the fund's best performer during the period, and Luxottica and Synthes-Stratec also fared well. Business Objects declined slightly.

Q. Together, finance and health stocks accounted for around 35% of the fund's investments at the end of the period. How did these groups perform?

A. The fund's finance stocks were down slightly as a group, while its health positions contributed slight gains. I kept the fund underweighted in finance stocks relative to the index, and while this strategy didn't help performance, it didn't hurt too much either. In general, I stayed away from bank and insurance stocks, and focused more on diversified financial companies such as Credit Suisse, which has elements of both investment banking and asset gathering as core businesses. As for the fund's health positions, I gravitated more toward mid-cap medical technology names and less toward pharmaceutical stocks. Sweden-based Nobel Biocare - which specializes in dental implants - was one of the fund's top performers.

Q. Which other stocks performed well during the period? Which ones would you flag as disappointments?

A. One TMT stock that performed nicely was ARM Holdings, a U.K.-based semiconductor stock that I added later in the period. Unibail, a commercial property manager in France, also performed well. Not surprisingly, a good number of the fund's weakest performers came from the TMT group, including software stocks Baltimore Technologies - based in the U.K. - and Germany's Brokat Technologies. The fund's investment in Buhrmann, a Netherlands retailer of office products, also fell as companies around the world scaled back on their spending patterns. Vodafone, the world's No. 1 cellular service company, also disappointed as the stock fell in line with the rest of the telecommunications group. I increased the fund's stake in Vodafone late in the period, reflecting my belief that long-term fundamentals within the wireless group were still fairly positive.

Q. What's your outlook, Thierry?

A. All in all, it's quite positive. The problems that have plagued economies around the world, in my view, are less acute in Europe than in the U.S. As such, I'm optimistic that economies throughout Europe will show gradual improvement over the next six to 12 months, and that traditional growth stocks - mainly those within the TMT sector - may fall back into favor. Accordingly, the fund was positioned aggressively at the close of the period, and will most likely remain so as we move into 2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of European issuers

Fund number: 301

Trading symbol: FIEUX

Start date: October 1, 1986

Size: as of October 31, 2001, more than
$1.0 billion

Manager: Thierry Serero, since 1998; manager, several funds for Fidelity International Limited, since 1994; research analyst, Fidelity International Services Limited, 1991-1994; joined Fidelity in 1991

3

Annual Report

Europe

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
France	20.7%
United Kingdom	20.6%
Germany	17.4%
Italy	7.9%
United States of America	7.5%
Switzerland	6.8%
Spain	5.4%
Finland	4.3%
Netherlands	4.2%
Other	5.2%

As of April 30, 2001
United Kingdom	22.1%
France	20.7%
Germany	16.3%
United States of America	7.8%
Italy	6.8%
Netherlands	6.2%
Switzerland	5.6%
Spain	4.6%
Finland	3.8%
Other	6.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.2	93.4
Bonds	1.8	2.3
Short-Term Investments and Net Other Assets	4.0	4.3
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
MLP AG (Germany, Diversified Financials)	5.0	4.3
Business Objects SA (France, Software)	4.6	2.8
Nokia Corp. (Finland, Communications Equipment)	3.6	2.9
Luxottica Group Spa sponsored ADR (Italy, Health Care Equipment & Supplies)	3.5	2.6
Bayer AG (Germany, Chemicals)	3.1	2.3
Credit Suisse Group (Reg.) (Switzerland, Banks)	3.1	0.0
ARM Holdings PLC (United Kingdom, Semiconductor Equipment & Products)	2.8	0.0
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.6	3.6
Synthes-Stratec, Inc. (United States of America, Health Care Equipment & Supplies)	2.4	1.6
Serco Group PLC (United Kingdom, Commercial Services & Supplies)	2.2	1.4
	32.9
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.6	22.0
Information Technology	20.5	16.1
Health Care	10.7	10.5
Industrials	10.1	10.8
Consumer Discretionary	10.1	7.3
Energy	6.1	10.6
Telecommunication Services	5.3	8.2
Materials	4.1	5.5
Consumer Staples	3.5	4.5

Annual Report

Europe

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.8%
	Shares	Value (Note 1)
Belgium - 0.0%
Integrated Production & Test Engineering (IPTE) (a)	77,200	$ 267,572
Ubizen NV (a)	62,800	161,127
TOTAL BELGIUM		428,699
Croatia - 0.3%
Pliva D.D. unit	382,040	3,190,034
Denmark - 0.2%
Novozymes AS Series B	93,100	1,880,365
Finland - 4.3%
Kone Oyj (B Shares)	107,660	7,365,020
Nokia Corp.	1,851,290	37,969,957
TOTAL FINLAND		45,334,977
France - 20.3%
Accor SA	227,318	7,135,902
ActivCard SA (a)	1,299,450	13,774,170
ALTEN (a)	111,675	1,296,907
Atos SA (a)	147,980	10,790,739
AXA SA	360,200	7,879,762
BNP Paribas SA	127,933	10,641,864
Business Objects SA	1,735,365	48,273,906
Credit Lyonnais SA	254,120	8,892,349
Dassault Systemes SA	462,076	18,453,047
Euler SA	184,150	7,622,612
Generale de Sante	277,100	4,103,605
GrandVision SA	311,620	4,727,030
Neopost SA (a)	394,974	11,733,986
NRJ Group	20,248	297,121
Silicon On Insulator TEChnologies SA (SOITEC) (a)	60,700	808,749
Sodexho Alliance SA	240,570	11,326,775
Technip Coflexip SA	188,058	21,263,981
TotalFinaElf SA Class B	89,707	12,512,332
TRANSGENE SA sponsored ADR (a)	366,500	659,700
Unibail (Reg.)	255,388	13,231,496
TOTAL FRANCE		215,426,033
Germany - 16.4%
Allianz AG (Reg.)	85,120	20,061,546
Articon-Integralis AG (Reg.) (a)	136,740	1,206,382
Bayer AG	1,108,740	32,938,725
Brokat AG (a)	547,010	329,939
Deutsche Bank AG	264,300	14,642,220
Deutsche Boerse AG	111,090	3,845,337
Heidelberger Druckmaschinen AG	900	35,334
Heidelberger Zement AG (Frankfurt)	101,720	4,221,535
Infineon Technologies AG	525,100	7,918,081
Karstadt Quelle AG	619,920	19,923,562
Merck Kgaa	64,400	2,269,764
MLP AG	791,854	53,037,273

	Shares	Value (Note 1)
Rhoen-Klinikum AG	84,900	$ 4,219,004
SAP AG	86,600	8,965,590
TOTAL GERMANY		173,614,292
Greece - 0.1%
Antenna TV SA sponsored ADR (a)	348,970	1,308,638
Ireland - 0.6%
IAWS Group PLC (Ireland)	694,490	4,939,196
IWP International PLC (United Kingdom) (Reg.)	568,270	893,102
TOTAL IRELAND		5,832,298
Italy - 7.9%
Banca Nazionale del Lavoro (BNL)	1,256,400	2,767,738
Banca Popolare di Verona	349,000	2,779,929
Banca Populare di Novara (a)	501,300	2,390,060
Cassa Di Risparmio Di Firenze	2,531,000	2,263,494
Fila Holding Spa sponsored ADR (a)	576,000	1,929,600
Finmeccanica Spa (a)	7,775,900	6,099,321
Luxottica Group Spa sponsored ADR	2,341,080	36,895,421
Mediobanca Spa	775,170	8,276,463
Saipem Spa	4,164,120	20,576,883
TOTAL ITALY		83,978,909
Luxembourg - 0.5%
Gemplus International SA	1,540,820	4,327,824
Stolt Offshore SA (a)	169,220	1,312,874
TOTAL LUXEMBOURG		5,640,698
Netherlands - 4.2%
ASML Holding NV (a)	1,596,240	22,992,241
Buhrmann NV	1,198,470	7,563,248
Equant NV (a)	227,670	2,367,287
Euronext NV	309,162	5,162,893
Heineken Holding NV (A Shares)	2	53
Koninklijke KPN NV	1,602,600	6,203,785
VNU NV	16,600	484,190
TOTAL NETHERLANDS		44,773,697
Norway - 1.2%
DnB Holding ASA	992,620	3,750,116
Norsk Hydro AS	238,640	9,096,312
TOTAL NORWAY		12,846,428
Poland - 0.3%
Agora SA unit (a)	263,280	3,514,788
Russia - 0.6%
OAO Gazprom sponsored ADR	210,000	1,832,250
Sun Interbrew Ltd. unit (a)	102,400	331,093
YUKOS Corp. sponsored ADR	70,600	3,768,275
TOTAL RUSSIA		5,931,618
Spain - 5.4%
Amadeus Global Travel Distribution SA Series A	234,285	1,267,600
Common Stocks - continued
	Shares	Value (Note 1)
Spain - continued
Banco Popular Espanol SA (Reg.)	319,180	$ 10,717,849
Banco Santander Central Hispano SA	786,200	6,051,490
Centros Comerciales Carrefour SA	1,516,806	18,611,828
NH Hoteles SA (a)	1,870,280	17,325,474
Sol Melia SA	393,700	2,675,935
TOTAL SPAIN		56,650,176
Sweden - 1.4%
Industri-Matematik International Corp. (a)	1,078,780	970,902
Nobel Biocare AB	368,250	13,982,735
TOTAL SWEDEN		14,953,637
Switzerland - 6.8%
Actelion Ltd. (Reg.) (a)	116,769	4,145,053
Credit Suisse Group (Reg.)	888,400	32,460,665
Fantastic Corp. (a)	267,570	105,987
Geberit International AG (Reg.)	22,710	4,517,259
Kudelski SA (Bearer)	15,650	883,599
Leica Geosystems AG (a)	8,930	863,541
Lindt & Spruengli AG	23,154	11,889,471
Pargesa Holding SA	5,107	9,283,181
Schindler Holding AG	2,611	3,603,528
Tecan Group AG	66,660	3,757,504
TOTAL SWITZERLAND		71,509,788
United Kingdom - 19.8%
Amdocs Ltd. (a)	202,230	5,280,225
ARM Holdings PLC (a)	5,830,050	29,523,933
Axis Shield PLC (a)	942,483	4,251,654
Cable & Wireless PLC	3,569,970	16,156,513
Capita Group PLC	2,434,715	15,412,038
Carlton Communications PLC	773,700	2,150,447
Cobham PLC	333,100	5,113,871
Corus Group PLC	5,798,010	4,661,588
Credit Linked & Structured Securities Ltd. Stabilization Notes:
3/31/26 (a)	2,923,025	60,174
3/31/26 (a)	703,022	153,456
EGG PLC (a)	5,595,250	10,422,026
Expro International Group PLC	410,330	2,663,120
GUS PLC	1,644,424	11,653,743
Hilton Group PLC	1,030,600	2,654,521
Logica PLC	304,800	3,299,975

	Shares	Value (Note 1)
London Stock Exchange PLC	664,900	$ 3,362,280
NDS Group PLC sponsored ADR (a)	368,560	7,721,332
Prudential PLC	1,787,133	18,724,579
Rank Group PLC	2,688,500	7,355,134
Serco Group PLC	4,355,042	23,120,311
SkyePharma PLC (a)	2,797,100	2,177,632
Sportingbet.com (UK) PLC (a)	1,091,200	1,619,673
Stanley Leisure PLC	1,156,330	4,596,053
Vodafone Group PLC	11,770,367	27,213,173
TOTAL UNITED KINGDOM		209,347,451
United States of America - 3.5%
Infonet Services Corp. Class B (a)	1,951,420	4,097,981
Synthes-Stratec, Inc. (a)(c)	12,000	7,892,025
Synthes-Stratec, Inc.	38,911	25,529,464
TOTAL UNITED STATES OF AMERICA		37,519,470
TOTAL COMMON STOCKS (Cost $1,127,083,524)		993,681,996
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.4%
ProSiebenSat.1 Media AG (Cost $4,243,404)	771,400	4,097,272
Corporate Bonds - 1.8%
Moody's Ratings (unaudited)			Principal Amount (e)
Convertible Bonds - 0.6%
Germany - 0.6%
Philipp Holzmann AG 3.25% 12/8/03	-	DEM	23,340,000	6,768,331
Nonconvertible Bonds - 1.2%
France - 0.4%
Eurotunnel Finance Ltd. euro:
1% 4/30/40 (d)	-	EUR	1,395	1,200,981
1% 4/30/40 (d)	-	EUR	4,020	3,460,891
TOTAL FRANCE				4,661,872
United Kingdom - 0.8%
Credit Linked & Structured Securities Ltd. euro:
5.14% 12/31/50 (d)	-	FRF	69,000,000	2,840,909
6.89% 12/31/50 (d)	-	GBP	12,400,000	5,413,344
TOTAL UNITED KINGDOM				8,254,253
TOTAL NONCONVERTIBLE BONDS				12,916,125
TOTAL CORPORATE BONDS (Cost $26,770,556)				19,684,456
Money Market Funds - 4.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.81% (b)	$ 31,256,890	$ 31,256,890
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	10,907,276	10,907,276
TOTAL MONEY MARKET FUNDS (Cost $42,164,166)		42,164,166
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,200,261,650)		1,059,627,890
NET OTHER ASSETS - (0.0%)		(259,866)
NET ASSETS - 100%		$ 1,059,368,024
Currency Abbreviations
DEM	-	German deutsche mark
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,892,025 or 0.7% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,492,603,596 and $1,507,679,223, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $150 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $10,358,653.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $6,509,000. The weighted average interest rate was 5.61%. At period end there were no interfund loans outstanding.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
TRANSGENE SA sponsored ADR	$ -	$ -	$ -	$ -
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,211,497,943. Net unrealized depreciation aggregated $151,870,053, of which $121,558,946 related to appreciated investment securities and $273,428,999 related to depreciated investment securities.

The fund hereby designates approximately $167,958,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

At October 31, 2001, the fund had a capital loss carryforward of approximately $107,338,000 of which $252,000 and $107,086,000 will expire on October 31, 2006 and 2009, respectively. Of the loss carryforwards expiring on October 31, 2006, $252,000 was acquired in the merger of the Fidelity Germany Fund and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $20,462,520) (cost $1,200,261,650) - See accompanying schedule		$ 1,059,627,890
Receivable for investments sold		11,541,050
Receivable for fund shares sold		3,199,226
Dividends receivable		2,040,941
Interest receivable		419,823
Redemption fees receivable		252
Other receivables		121,005
Total assets		1,076,950,187
Liabilities
Payable to custodian bank	$ 29,920
Payable for investments purchased	4,249,413
Payable for fund shares redeemed	1,366,279
Accrued management fee	681,197
Other payables and accrued expenses	348,078
Collateral on securities loaned, at value	10,907,276
Total liabilities		17,582,163
Net Assets		$ 1,059,368,024
Net Assets consist of:
Paid in capital		$ 1,310,646,021
Undistributed net investment income		8,220,782
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(118,801,147)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(140,697,632)
Net Assets, for 46,706,589 shares outstanding		$ 1,059,368,024
Net Asset Value, offering price and redemption price per share ($1,059,368,024 ÷ 46,706,589 shares)		$22.68

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 16,389,793
Interest		2,550,081
Security lending		1,260,778
		20,200,652
Less foreign taxes withheld		(2,272,648)
Total income		17,928,004
Expenses
Management fee Basic fee	$ 9,043,290
Performance adjustment	(660,817)
Transfer agent fees	3,340,043
Accounting and security lending fees	648,564
Non-interested trustees' compensation	3,116
Custodian fees and expenses	525,840
Registration fees	33,007
Audit	59,775
Legal	5,598
Interest	4,055
Reports to shareholders	192,722
Miscellaneous	6,472
Total expenses before reductions	13,201,665
Expense reductions	(916,443)	12,285,222
Net investment income		5,642,782
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(112,429,965)
Foreign currency transactions	(11,238)	(112,441,203)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(260,915,495)
Assets and liabilities in foreign currencies	177,351	(260,738,144)
Net gain (loss)		(373,179,347)
Net increase (decrease) in net assets resulting from operations		$ (367,536,565)
Other Information Deferred sales charges withheld by FDC		$ 22,117

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 5,642,782	$ 8,229,269
Net realized gain (loss)	(112,441,203)	213,224,939
Change in net unrealized appreciation (depreciation)	(260,738,144)	(118,352,239)
Net increase (decrease) in net assets resulting from operations	(367,536,565)	103,101,969
Distributions to shareholders From net investment income	(4,931,865)	(6,915,223)
From net realized gain	(168,063,169)	(74,504,729)
Total distributions	(172,995,034)	(81,419,952)
Share transactions Net proceeds from sales of shares	346,618,500	475,580,031
Net asset value of shares issued in exchange for net assets of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund	-	62,774,350
Reinvestment of distributions	168,108,221	79,434,126
Cost of shares redeemed	(340,065,705)	(532,039,104)
Net increase (decrease) in net assets resulting from share transactions	174,661,016	85,749,403
Redemption fees	146,116	258,937
Total increase (decrease) in net assets	(365,724,467)	107,690,357
Net Assets
Beginning of period	1,425,092,491	1,317,402,134
End of period (including undistributed net investment income of $8,220,782 and $5,821,770, respectively)	$ 1,059,368,024	$ 1,425,092,491
Other Information Shares
Sold	12,893,431	12,610,973
Issued in exchange for the shares of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund	-	1,625,579
Issued in reinvestment of distributions	5,735,524	2,266,303
Redeemed	(12,777,436)	(14,288,890)
Net increase (decrease)	5,851,519	2,213,965

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data Net asset value, beginning of period	$ 34.88	$ 34.09	$ 32.82	$ 31.05	$ 27.12
Income from Investment Operations
Net investment income C	.12	.20	.25	.39	.44
Net realized and unrealized gain (loss)	(8.11)	2.70	3.54	4.10	5.44
Total from investment operations	(7.99)	2.90	3.79	4.49	5.88
Less Distributions
From net investment income	(.12)	(.18)	(.28)	(.39)	(.24)
From net realized gain	(4.09)	(1.94)	(2.25)	(2.35)	(1.73)
Total distributions	(4.21)	(2.12)	(2.53)	(2.74)	(1.97)
Redemption fees added to paid in capital	.00	.01	.01	.02	.02
Net asset value, end of period	$ 22.68	$ 34.88	$ 34.09	$ 32.82	$ 31.05
Total Return A, B	(25.64)%	8.51%	12.18%	15.45%	23.35%
Ratios to Average Net Assets D
Expenses before expense reductions	1.06%	1.09%	.96%	1.10%	1.19%
Expenses net of voluntary waivers, if any	1.06%	1.09%	.96%	1.10%	1.19%
Expenses net of all reductions	.99%	1.05%	.89%	1.09%	1.18%
Net investment income	.45%	.54%	.76%	1.15%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,059,368	$ 1,425,092	$ 1,317,402	$ 1,586,358	$ 916,108
Portfolio turnover rate	123%	144% E	106%	114%	57%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

|

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Total returns do not include the effect of the 3.00% sales load which was eliminated as of March 1, 2000.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Europe Capital App	-16.97%	53.81%	120.62%
MSCI Europe	-22.61%	37.61%	95.22%
European Region Funds Average	-25.89%	31.99%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2001, the index included over 514 equity securities of companies domiciled in 16 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 172 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Europe Capital App	-16.97%	8.99%	10.58%
MSCI Europe	-22.61%	6.59%	8.88%
European Region Funds Average	-25.89%	5.32%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $22,062 - a 120.62% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,522 - a 95.22% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Europe Capital Appreciation

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Ian Hart, Portfolio Manager of Fidelity Europe Capital Appreciation Fund

Q. How did the fund perform, Ian?

A. It performed well in relative terms within a particularly difficult market environment. For the 12 months that ended October 31, 2001, the fund fell 16.97%, but still outperformed the Morgan Stanley Capital International Europe Index, which declined 22.61% during the same period. The fund also outperformed the European region funds average, as tracked by Lipper Inc., which returned -25.89%.

Q. It obviously was tough finding strong performance anywhere during the period. So how was the fund able to outperform its benchmarks?

A. Indeed it was a discouraging time to find strong absolute performers. The European economies saw a severe downturn similar to that experienced in the U.S. and elsewhere around the world. Contrary to expectations of a year ago, economic growth ground to a virtual halt, and the stock markets followed that downtick in economic fundamentals as corporate earnings growth also fell significantly. This downturn was further exacerbated by generally high and unrealistic valuations in a number of sectors. Against this backdrop, the fund was able to produce stronger returns than its benchmarks mainly as a result of favorable stock picking, rather than any major sector bet or defensive strategy. I found relative strength in a variety of individual names from a variety of different sectors. My ongoing strategy is to own stocks where the fundamentals remain relatively strong and, more importantly, where market valuations are attractive.

Q. Were there particular sectors where you found strength?

A. I try to be sector-agnostic in my investment approach. I look for good names with good stories and buy stocks that show earnings growth potential that I believe is under-appreciated by the market. That said, there were some specific sectors in which I found strength - in consumer staples, for example, as well as in financials - but again, these positive contributions came more as a result of favorable stock selection than sector weightings. By the same token, performance also benefited from remaining generally underweighted in the technology and telecommunications sectors, where neither fundamentals nor valuations worked in my favor.

Q. Which individual stocks did the most to help performance?

A. There were a number of positive contributors in the consumer arena, among them Castorama Dubois, the Anglo-French do-it-yourself retailer; Altadis, the Franco-Spanish cigarette company; Pernod-Ricard, the French spirits company; and Boots, the U.K.'s leading health and personal care products retailer. Marks & Spencer, the U.K. department store retailer that I considered significantly undervalued, experienced a remarkable turnaround and saw its share price sharply rerated - meaning assigned a higher value - as the company began to deliver on its restructuring plan. Wella, the German hair care company, also performed a good deal better than the market expected, and the stock had a fantastic run from a depressed base. Among financial sector stocks, the U.K.'s Lloyds TSB Group and France's BNP Paribas - both top 10 holdings - were able to grow in spite of the poor economic backdrop in Europe. In addition, as proof that it's possible to find good stories almost anywhere, the fund benefited from owning FAG Kugelfischer, a German ball bearings company, which was acquired by another company at a substantial premium during the period.

Q. Were there any particular disappointments?

A. There were a variety of different names with disappointing performance, but really no particular standouts, nor any major blow-ups. The weakest areas of the portfolio continued to be in the mobile telephony and telecommunications equipment sectors, which continued to disappoint the markets based on slowing growth rates and still excessive valuations. The fund's four worst performers on an absolute basis were all telecom-related picks, specifically U.K.-based Vodafone, Finland's Nokia, Ericsson in Sweden and France-based Alcatel.

Q. What's your near-term outlook, Ian?

A. Although current economic fundamentals are very weak, I am encouraged by the fiscal and monetary policy responses on both sides of the Atlantic. I am looking to take advantage of near-term uncertainty in order to gain exposure to companies that offer the potential for superior earnings growth over the longer term. I will also look to limit portfolio turnover to a reasonable level, which is currently well below that of the peer group average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of European issuers

Fund number: 341

Trading symbol: FECAX

Start date: December 21, 1993

Size: as of October 31, 2001, more than $406 million

Manager: Ian Hart, since 2000; international equity analyst, 1997-2000; European equity analyst in the U.K., 1994-1997; joined Fidelity in 1994

3

Annual Report

Europe Capital Appreciation

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
United Kingdom	32.7%
France	19.0%
Germany	9.2%
Switzerland	8.8%
Netherlands	8.1%
Spain	7.4%
United States of America	4.2%
Italy	3.0%
Finland	1.9%
Other	5.7%

As of April 30, 2001
United Kingdom	23.0%
France	21.5%
Germany	11.1%
Netherlands	10.5%
United States of America	6.6%
Italy	6.6%
Switzerland	6.5%
Spain	5.1%
Finland	2.2%
Other	6.9%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.8	93.4
Short-Term Investments and Net Other Assets	4.2	6.6
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA Class B (France, Oil & Gas)	4.5	6.6
Lloyds TSB Group PLC (United Kingdom, Banks)	4.4	2.8
BNP Paribas SA (France, Banks)	3.9	3.3
Altadis SA (Spain, Tobacco)	3.6	1.6
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	3.3	1.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.2	3.3
Trinity Mirror PLC (United Kingdom, Media)	3.0	1.4
SEB SA (France, Household Durables)	2.5	1.6
Unilever PLC (United Kingdom, Food Products)	2.4	0.0
Pernod-Ricard (France, Beverages)	2.3	1.1
	33.1
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.8	22.9
Consumer Discretionary	19.0	18.6
Consumer Staples	15.1	11.6
Health Care	13.3	9.7
Energy	6.5	12.9
Telecommunication Services	5.8	6.3
Information Technology	4.0	6.7
Industrials	2.9	3.4
Materials	1.4	0.3

Annual Report

Europe Capital Appreciation

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (Note 1)
Belgium - 1.4%
Delhaize Freres & Compagnie Le Lion SA	68,000	$ 3,734,237
KBC Bancassurance Holding NV	67,100	1,842,407
TOTAL BELGIUM		5,576,644
Denmark - 1.2%
Bang & Olufsen AS Series B	13,380	241,921
Danske Bank AS	154,100	2,283,046
Novo-Nordisk AS Series B	56,000	2,272,252
TOTAL DENMARK		4,797,219
Finland - 1.9%
Nokia Corp.	374,500	7,680,995
France - 19.0%
Alcatel SA (RFD)	95,000	1,418,350
Aventis SA (France)	65,797	4,813,051
AXA SA	146,392	3,202,482
BNP Paribas SA	189,400	15,754,879
Castorama Dubois Investissements SA	97,920	4,663,266
Groupe Partouche	4,849	252,752
ILOG SA sponsored ADR (a)	356,900	2,855,200
NRJ Group	7,500	110,056
Pernod-Ricard	131,914	9,233,246
Sanofi-Synthelabo SA	77,100	5,084,229
SEB SA	205,700	10,370,160
TotalFinaElf SA Class B	131,700	18,369,518
Valeo SA	40,000	1,368,380
TOTAL FRANCE		77,495,569
Germany - 9.1%
Allianz AG (Reg.)	20,071	4,730,443
Deutsche Boerse AG	93,902	3,250,381
Deutsche Lufthansa AG (Reg.)	449,500	4,734,550
Gehe AG	93,700	3,509,102
Hochtief AG	69,200	853,473
Infineon Technologies AG	105,500	1,590,854
Karstadt Quelle AG	192,700	6,193,171
Muenchener Rueckversicherungs- Gesellschaft AG (Reg.)	27,707	7,320,837
Schering AG	70,100	3,619,217
Zapf Creation AG	45,000	1,093,804
TOTAL GERMANY		36,895,832
Greece - 0.1%
Antenna TV SA sponsored ADR (a)	68,200	255,750
Ireland - 0.5%
Independent News & Media PLC (Ireland)	1,225,000	1,951,967
Italy - 3.0%
Banca Nazionale del Lavoro (BNL)	2,661,800	5,863,710
Intesabci Spa	884,100	2,068,573

	Shares	Value (Note 1)
Telecom Italia Mobile Spa	415,300	$ 2,266,049
Telecom Italia Spa	225,900	1,882,360
TOTAL ITALY		12,080,692
Netherlands - 8.1%
Hunter Douglas NV	83,500	1,898,065
ING Groep NV (Certificaten Van Aandelen)	236,298	5,892,546
Koninklijke Ahold NV	95,360	2,683,603
Koninklijke KPN NV	155,700	602,726
Koninklijke Philips Electronics NV	230,286	5,232,630
Laurus NV (a)	1,520,209	6,062,757
Randstad Holdings NV	120,000	1,497,296
Royal Dutch Petroleum Co. (Hague Registry)	163,400	8,253,334
Wegener NV	150,500	1,081,191
TOTAL NETHERLANDS		33,204,148
South Africa - 1.1%
Harmony Gold Mining Co. Ltd.	803,500	4,663,249
Harmony Gold Mining Co. Ltd. warrants 6/22/03 (a)	30,000	54,012
TOTAL SOUTH AFRICA		4,717,261
Spain - 7.4%
Altadis SA	896,200	14,724,174
Banco Santander Central Hispano SA	719,800	5,540,400
Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)	458,100	2,503,295
Cortefiel SA	272,800	1,473,529
Sol Melia SA	590,836	4,015,846
Telefonica SA (a)	158,964	1,909,052
TOTAL SPAIN		30,166,296
Sweden - 1.4%
Electrolux AB (B Shares)	468,500	5,622,299
Switzerland - 8.8%
Barry Callebaut AG	17,790	1,752,978
Credit Suisse Group (Reg.)	241,948	8,840,379
Novartis AG (Reg.)	239,520	8,964,225
Roche Holding AG (participation certificate)	70,000	4,851,888
UBS AG (Reg.)	196,447	9,131,617
Zurich Financial Services AG	10,576	2,420,848
TOTAL SWITZERLAND		35,961,935
United Kingdom - 32.7%
AstraZeneca PLC (United Kingdom)	106,000	4,781,661
Avis Europe PLC	786,900	1,331,175
Barclays PLC	147,500	4,443,089
Boots Co. PLC	295,780	2,604,035
British Airways PLC	1,554,100	3,369,674
British Land Co. PLC	825,952	5,348,568
British Telecommunications PLC	754,800	3,780,795
Carlton Communications PLC	2,424,600	6,739,011
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Diageo PLC	762,500	$ 7,617,335
EMAP PLC	450,000	4,367,783
F. I. Group PLC	237,600	1,046,948
GlaxoSmithKline PLC	503,229	13,411,050
Johnston Press PLC	368,300	1,597,667
Lloyds TSB Group PLC	1,776,500	17,941,030
Logica PLC	144,600	1,565,539
Lonmin PLC	113,700	1,307,104
Marks & Spencer PLC	512,600	2,140,835
Prudential PLC	452,400	4,739,994
SMG PLC	1,758,601	3,222,951
Somerfield PLC (a)	2,514,700	3,769,173
SSL International PLC	365,500	2,765,753
Trinity Mirror PLC	2,160,000	12,415,766
Unilever PLC	1,355,400	9,843,587
Vodafone Group PLC	5,565,791	12,868,149
TOTAL UNITED KINGDOM		133,018,672
TOTAL COMMON STOCKS (Cost $406,833,207)		389,425,279
Nonconvertible Preferred Stocks - 0.1%

Germany - 0.1%
Porsche AG (non-vtg.) (Cost $258,914)	1,000	276,827
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 2.81% (b)	12,377,183	12,377,183
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	575,000	575,000
TOTAL MONEY MARKET FUNDS (Cost $12,952,183)		12,952,183
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $420,044,304)		402,654,289
NET OTHER ASSETS - 1.0%		4,116,325
NET ASSETS - 100%		$ 406,770,614
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $325,113,148 and $470,501,734, respectively.
The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $400,000.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $425,092,407. Net unrealized depreciation aggregated $22,438,118, of which $37,697,119 related to appreciated investment securities and $60,135,237 related to depreciated investment securities.

The fund hereby designates approximately $26,547,000 as a 20%-rate capital gain dividend for the purpose of dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $22,962,000, all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $950,648) (cost $420,044,304) - See accompanying schedule		$ 402,654,289
Receivable for investments sold		5,276,362
Receivable for fund shares sold		264,594
Dividends receivable		1,041,107
Interest receivable		42,123
Other receivables		833
Total assets		409,279,308
Liabilities
Payable for investments purchased	$ 882,298
Payable for fund shares redeemed	499,469
Accrued management fee	353,052
Other payables and accrued expenses	198,875
Collateral on securities loaned, at value	575,000
Total liabilities		2,508,694
Net Assets		$ 406,770,614
Net Assets consist of:
Paid in capital		$ 447,985,967
Undistributed net investment income		4,226,989
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,036,893)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(17,405,449)
Net Assets, for 26,360,864 shares outstanding		$ 406,770,614
Net Asset Value, offering price and redemption price per share ($406,770,614 ÷ 26,360,864 shares)		$15.43

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 10,507,177
Interest		1,382,158
Security lending		398,545
		12,287,880
Less foreign taxes withheld		(1,468,865)
Total income		10,819,015
Expenses
Management fee Basic fee	$ 3,730,072
Performance adjustment	723,515
Transfer agent fees	1,283,132
Accounting and security lending fees	312,531
Non-interested trustees' compensation	1,692
Custodian fees and expenses	230,486
Registration fees	46,619
Audit	44,112
Legal	2,412
Reports to shareholders	74,491
Miscellaneous	2,952
Total expenses before reductions	6,452,014
Expense reductions	(249,095)	6,202,919
Net investment income		4,616,096
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(26,598,832)
Foreign currency transactions	20,472	(26,578,360)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(71,866,123)
Assets and liabilities in foreign currencies	82,690	(71,783,433)
Net gain (loss)		(98,361,793)
Net increase (decrease) in net assets resulting from operations		$ (93,745,697)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Europe Capital Appreciation
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 4,616,096	$ 5,198,862
Net realized gain (loss)	(26,578,360)	41,603,335
Change in net unrealized appreciation (depreciation)	(71,783,433)	(22,845,159)
Net increase (decrease) in net assets resulting from operations	(93,745,697)	23,957,038
Distributions to shareholders From net investment income	(3,365,528)	(4,070,674)
From net realized gain	(26,617,803)	(14,717,039)
Total distributions	(29,983,331)	(18,787,713)
Share transactions Net proceeds from sales of shares	88,274,505	512,276,940
Reinvestment of distributions	27,917,039	18,063,088
Cost of shares redeemed	(228,926,526)	(367,338,080)
Net increase (decrease) in net assets resulting from share transactions	(112,734,982)	163,001,948
Redemption fees	84,523	224,285
Total increase (decrease) in net assets	(236,379,487)	168,395,558
Net Assets
Beginning of period	643,150,101	474,754,543
End of period (including undistributed net investment income of $4,226,989 and $4,793,720, respectively)	$ 406,770,614	$ 643,150,101
Other Information Shares
Sold	5,003,468	24,808,262
Issued in reinvestment of distributions	1,527,190	903,170
Redeemed	(13,021,225)	(18,336,200)
Net increase (decrease)	(6,490,567)	7,375,232

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 19.58	$ 18.64	$ 16.28	$ 16.57	$ 14.07
Income from Investment Operations
Net investment income C	.16	.14	.15	.15	.20
Net realized and unrealized gain (loss)	(3.33)	1.39	2.20	1.79	3.81
Total from investment operations	(3.17)	1.53	2.35	1.94	4.01
Less Distributions
From net investment income	(.11)	(.13)	-	(.17)	(.23)
From net realized gain	(.87)	(.47)	-	(2.08)	(1.29)
Total distributions	(.98)	(.60)	-	(2.25)	(1.52)
Redemption fees added to paid in capital	.00	.01	.01	.02	.01
Net asset value, end of period	$ 15.43	$ 19.58	$ 18.64	$ 16.28	$ 16.57
Total Return A, B	(16.97)%	8.19%	14.50%	13.65%	31.57%
Ratios to Average Net Assets D
Expenses before expense reductions	1.26%	1.09%	1.07%	1.12%	1.10%
Expenses net of voluntary waivers, if any	1.26%	1.09%	1.07%	1.12%	1.10%
Expenses net of all reductions	1.21%	1.04%	.97%	1.08%	1.07%
Net investment income	.90%	.68%	.86%	.89%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 406,771	$ 643,150	$ 474,755	$ 650,807	$ 372,049
Portfolio turnover rate	67%	156%	150%	179%	189%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

|

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Japan	-40.35%	8.59%	34.75%
Fidelity Japan (incl. 3.00% sales charge)	-42.14%	5.33%	30.71%
TOPIX	-30.97%	-33.97%	-16.48%
Japanese Funds Average	-35.60%	-17.38%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 15, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,486 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Japan	-40.35%	1.66%	3.32%
Fidelity Japan (incl. 3.00% sales charge)	-42.14%	1.04%	2.98%
TOPIX	-30.97%	-7.97%	-1.95%
Japanese Funds Average	-35.60%	-4.19%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $13,071 - a 30.71% increase on the initial investment. For comparison, look at how the TOPIX did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $8,352 - a 16.48% decrease.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Japan

|

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Yoko Ishibashi, Portfolio Manager of Fidelity Japan Fund

Q. How did the fund perform, Yoko?

A. For the 12 months that ended October 31, 2001, the fund returned -40.35%, trailing the -30.97% return of the Tokyo Stock Exchange Index (TOPIX). The fund also finished behind the Japan funds average tracked by Lipper Inc., which returned -35.60%.

Q. Why did the fund underperform the index and the Lipper average?

A. A number of my investment decisions detracted from overall fund performance. In the consumer discretionary sector, the downward share-price momentum of Toyoda Gosei, a diversified auto parts and light-emitting diode (LED) manufacturer, significantly affected relative returns. In the industrials sector, companies with exposure to cellular telecommunications and optical communications, particularly wave division multiplexing technology, faced an increasingly difficult environment as a result of production and inventory adjustments and declining capital expenditure by U.S. telecom carriers. Although the portfolio's large relative weightings in these companies hurt performance, I gradually reduced the positions before selling them completely by the end of the third-quarter of 2001. Finally, the fund's relative underweighting in electric power and gas was a further hindrance to performance. Although I added positions due to increased cooperation between leading industry members, I was not comfortable with holding large positions in a sector that looked overbought and did not match the long-term earnings growth potential apparent in other industries.

Q. How was the fund positioned during the period relative to the index?

A. I moved to an overweighted position in pharmaceuticals and increased the relative overweighting in chemicals. I believed that the valuations of Japanese pharmaceutical companies were attractive relative to their global peers. Moreover, pharmaceutical companies typically generate relatively stable earnings growth in spite of challenging business conditions. I also increased exposure to more defensive, consumer-related chemical stocks, which also benefited from comparatively reliable earnings growth and offered a measure of downside protection. In addition, I remained overweighted in cyclical growth companies in anticipation of the next cyclical upturn. More than ever, I tried to invest in companies with healthy balance sheets, strong management teams, leadership positions in their respective industries and minimal downside earnings risks.

Q. Which stocks contributed positively to the fund's performance?

A. Takara, a toy maker, was the top contributor, benefiting from the efforts of its new, progressive president to speed up new product development and eliminate unsuccessful products. Moreover, a series of hit products contributed significantly to earnings growth. Ricoh, Japan's second-largest office automation equipment manufacturer, was another holding that benefited performance. Aided by its earlier acquisition of Lanier Worldwide, Ricoh gained U.S. market share from Xerox as it expanded sales of digital copiers. The weakness of the yen relative to the U.S. dollar further enriched profit growth.

Q. Which stocks were detrimental to performance?

A. Konami, a diversified home game software developer, was the single largest detractor to the fund's performance. The company's share price declined as a result of investor skepticism toward its purchase of a controlling stake in a chain of fitness clubs. Slowing domestic sales of its character-based YuGiOh! cards also supported the downward momentum. However, I continued to believe that Konami was the best video game software developer in the sector and that it was the only company actively addressing the earnings volatility of the game business. In addition, YuGiOh! was expected to debut in the U.S. this year, which could benefit overall profitability. Accordingly, I maintained a large position in the stock. Toyoda Gosei is another holdover from the stocks that detracted from performance primarily in the first half of the period. This company fell victim to slowing demand for cellular handsets and a patent infringement lawsuit.

Q. What's your outlook, Yoko?

A. Investors are concerned about the economic outlook both at home and abroad, as well as about Japan's structural problems. Over the longer term, however, positive changes in corporate governance, such as increasing mergers and acquisitions activity and the strategic reallocation of business resources, as well as the government's eventual implementation of its structural reform plans, are expected to improve the investment environment. I will continue to focus on companies that I believe can generate stable earnings growth irrespective of the difficult business climate. I also will look for companies with impressive track records during similar difficult conditions and aim to capitalize on further restructuring efforts and industry consolidation.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Fund number: 350

Trading symbol: FJPNX

Start date: September 15, 1992

Size: as of October 31, 2001, more than $322 million

Manager: Yoko Ishibashi, since 2000; analyst, various industries, 1994-2000; joined Fidelity in 1994

3

Annual Report

Japan

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
Japan	97.6%
United States of America	2.4%

As of April 30, 2001
Japan	97.2%
United States of America	2.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	97.2
Short-Term Investments and Net Other Assets	2.4	2.8
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Takeda Chemical Industries Ltd. (Pharmaceuticals)	5.8	4.2
Shin-Etsu Chemical Co. Ltd. (Chemicals)	5.6	1.2
Nissan Motor Co. Ltd. (Automobiles)	4.3	4.5
Stanley Electric Co. Ltd. (Auto Components)	4.0	3.6
Ricoh Co. Ltd. (Office Electronics)	3.6	3.0
Yamada Denki Co. Ltd. (Specialty Retail)	3.1	2.1
Konami Corp. (Software)	3.0	3.8
Mizuho Holdings, Inc. (Banks)	3.0	1.6
Sumitomo Mitsui Banking Corp. (Banks)	2.9	3.1
Suzuki Motor Corp. (Automobiles)	2.6	0.0
	37.9
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.4	31.0
Financials	22.7	18.0
Information Technology	17.0	21.2
Health Care	12.9	6.0
Materials	9.5	8.5
Industrials	2.9	3.2
Utilities	2.6	0.0
Consumer Staples	2.0	2.0
Telecommunication Services	0.6	7.3

Annual Report

Japan

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 27.4%
Auto Components - 4.1%
Stanley Electric Co. Ltd.	1,646,000	$ 12,837,322
Toyoda Gosei Co. Ltd.	22,000	286,925
		13,124,247
Automobiles - 9.7%
Fuji Heavy Industries Ltd.	199,000	973,467
Honda Motor Co. Ltd.	214,400	7,782,720
Nissan Motor Co. Ltd.	3,151,000	13,895,795
Suzuki Motor Corp.	827,000	8,489,498
Toyota Motor Corp.	6,000	145,529
		31,287,009
Household Durables - 2.6%
Matsushita Electric Industrial Co. Ltd.	78,000	929,760
Nintendo Co. Ltd.	7,500	1,156,390
Pioneer Corp.	164,600	3,158,922
Sanyo Electric Co. Ltd.	644,000	3,071,425
		8,316,497
Leisure Equipment & Products - 7.2%
Bandai Co. Ltd.	100,300	2,940,604
Fuji Photo Film Co. Ltd.	165,000	5,443,855
Heiwa Corp.	12,400	237,975
Sankyo Co. Ltd. (Gunma)	170,500	5,639,241
Takara Co. Ltd.	229,000	2,244,181
Takara Co. Ltd. (New)	665,000	6,788,485
		23,294,341
Multiline Retail - 0.2%
Marui Co. Ltd.	45,000	608,942
Specialty Retail - 3.5%
Aoyama Trading Co. Ltd.	86,400	1,037,223
Macnica, Inc.	3,000	98,979
Shimamura Co. Ltd.	7,100	427,334
Yamada Denki Co. Ltd.	151,200	9,878,318
		11,441,854
Textiles & Apparel - 0.1%
World Co. Ltd.	14,900	498,898
TOTAL CONSUMER DISCRETIONARY		88,571,788
CONSUMER STAPLES - 2.0%
Food & Drug Retailing - 0.4%
Seven Eleven Japan Co. Ltd.	30,000	1,305,839
Food Products - 1.6%
Meiji Seika Kaisha Ltd.	1,108,000	5,311,523
TOTAL CONSUMER STAPLES		6,617,362
FINANCIALS - 22.7%
Banks - 9.4%
Mitsubishi Tokyo Finance Group, Inc.	255	1,909,950

	Shares	Value (Note 1)
Mizuho Holdings, Inc.	3,189	$ 9,636,015
Sumitomo Mitsui Banking Corp.	1,512,000	9,347,359
The Suruga Bank Ltd.	270,000	1,874,234
UFJ Holdings, Inc. (a)	1,736	7,740,760
		30,508,318
Diversified Financials - 9.9%
Daiwa Securities Group, Inc.	1,093,000	7,140,874
JAFCO Co. Ltd.	35,900	2,319,061
Nikko Cordial Corp.	688,000	3,713,908
Nomura Holdings, Inc.	599,000	7,875,786
ORIX Corp.	49,400	4,320,735
Sumitomo Trust & Banking Ltd.	1,168,000	6,505,317
		31,875,681
Insurance - 0.5%
Yasuda Fire & Marine Insurance Co. Ltd.	224,000	1,607,971
Real Estate - 2.9%
Mitsubishi Estate Co. Ltd.	479,000	4,682,426
Mitsui Fudosan Co. Ltd.	449,000	4,557,836
		9,240,262
TOTAL FINANCIALS		73,232,232
HEALTH CARE - 12.9%
Pharmaceuticals - 12.9%
Banyu Pharmaceutical Co. Ltd.	142,000	2,759,984
Daiichi Pharmaceutical Co. Ltd.	60,000	1,408,738
Fujisawa Pharmaceutical Co. Ltd.	15,000	360,147
Hokuriku Seiyaku Co. Ltd.	225,000	4,125,153
Kaken Pharmaceutical Co. Ltd.	522,000	3,730,094
Shionogi & Co. Ltd.	459,000	8,209,147
Takeda Chemical Industries Ltd.	389,000	18,838,466
Tanabe Seiyaku Co. Ltd.	205,000	2,209,882
		41,641,611
INDUSTRIALS - 2.9%
Building Products - 0.9%
Nippon Sheet Glass Co. Ltd.	60,000	244,508
Toto Ltd.	569,000	2,834,545
		3,079,053
Construction & Engineering - 0.6%
JGC Corp.	270,000	1,918,334
Electrical Equipment - 0.5%
Furukawa Electric Co. Ltd.	90,000	518,906
Nidec Copal Corp.	89,000	835,125
Nitto Denko Corp.	14,900	253,099
		1,607,130
Machinery - 0.9%
Ishikawajima-Harima Heavy Industries Co. Ltd.	1,137,000	2,098,506
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
SMC Corp.	6,300	$ 542,793
THK Co. Ltd.	10,400	138,950
		2,780,249
TOTAL INDUSTRIALS		9,384,766
INFORMATION TECHNOLOGY - 17.0%
Computers & Peripherals - 1.9%
Mitsumi Electric Co. Ltd.	329,200	3,992,340
NEC Corp.	27,000	244,753
Nippon Foundry, Inc. (a)	332	2,006,370
		6,243,463
Electronic Equipment & Instruments - 6.3%
Hitachi Chemical Co. Ltd.	381,500	3,112,442
Hoya Corp.	29,200	1,743,177
Kyocera Corp.	15,000	1,041,000
Murata Manufacturing Co. Ltd.	29,900	1,875,312
Nidec Corp.	9,800	382,556
Oki Electric Industry Co. Ltd.	1,692,000	5,969,327
Yokogawa Electric Corp.	838,000	6,193,467
		20,317,281
IT Consulting & Services - 0.1%
Net One Systems Co. Ltd.	15	227,848
Office Electronics - 3.7%
Canon, Inc.	10,000	292,700
Ricoh Co. Ltd.	704,000	11,728,543
		12,021,243
Semiconductor Equipment & Products - 2.0%
Advantest Corp.	28,400	1,461,168
Rohm Co. Ltd.	16,500	1,755,778
Tokyo Electron Ltd.	34,700	1,425,406
Tokyo Seimitsu Co. Ltd.	73,300	1,765,905
		6,408,257
Software - 3.0%
Konami Corp.	317,300	9,872,708
TOTAL INFORMATION TECHNOLOGY		55,090,800
MATERIALS - 9.5%
Chemicals - 9.5%
JSR Corp.	180,000	1,099,551
Nippon Paint Co. Ltd.	195,000	433,156
Nissan Chemical Industries Co. Ltd.	1,137,000	6,611,221
Shin-Etsu Chemical Co. Ltd.	549,900	18,097,976
Takasago International Corp.	285,000	1,459,330
Teijin Ltd.	733,000	2,903,267
		30,604,501

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.1%
Japan Telecom Co. Ltd.	56	$ 175,157
Nippon Telegraph & Telephone Corp.	60	250,920
		426,077
Wireless Telecommunication Services - 0.5%
NTT DoCoMo, Inc.	95	1,287,873
NTT DoCoMo, Inc. (c)	10	135,566
		1,423,439
TOTAL TELECOMMUNICATION SERVICES		1,849,516
UTILITIES - 2.6%
Electric Utilities - 2.0%
Tokyo Electric Power Co.	252,900	6,278,612
Gas Utilities - 0.6%
Tokyo Gas Co. Ltd.	659,000	2,050,462
TOTAL UTILITIES		8,329,074
TOTAL COMMON STOCKS (Cost $383,574,944)		315,321,650
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 2.81% (b)	7,199,150	7,199,150
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	11,207,262	11,207,262
TOTAL MONEY MARKET FUNDS (Cost $18,406,412)		18,406,412
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $401,981,356)		333,728,062
NET OTHER ASSETS - (3.3)%		(10,791,755)
NET ASSETS - 100%		$ 322,936,307
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $135,566 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $330,193,324 and $399,650,437, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,515 for the period.

The Fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,497,500. The weighted average interest rate was 2.75%.

The Fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled loans. At period end the fund also received as collateral U.S. Treasury obligations valued at $5,202,130.

Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $403,552,030. Net unrealized depreciation aggregated $69,823,968, of which $20,780,368 related to appreciated investment securities and $90,604,336 related to depreciated investment securities.

The fund hereby designates approximately $120,914,000 as a 20%-rate capital gain dividend for the purposes of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $62,465,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $13,864,654) (cost $401,981,356) - See accompanying schedule		$ 333,728,062
Receivable for investments sold		1,048,860
Receivable for fund shares sold		1,049,401
Dividends receivable		997,786
Interest receivable		14,667
Redemption fees receivable		180
Other receivables		24,024
Total assets		336,862,980
Liabilities
Payable to custodian bank	$ 20,721
Payable for investments purchased	2,029,597
Payable for fund shares redeemed	171,416
Accrued management fee	303,383
Other payables and accrued expenses	194,294
Collateral on securities loaned, at value	11,207,262
Total liabilities		13,926,673
Net Assets		$ 322,936,307
Net Assets consist of:
Paid in capital		$ 456,108,423
Accumulated net investment loss		(407,554)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(64,468,718)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(68,295,844)
Net Assets, for 33,397,264 shares outstanding		$ 322,936,307
Net Asset Value and redemption price per share ($322,936,307 ÷ 33,397,264 shares)		$9.67
Maximum offering price per share (100/97.00 of $9.67)		$9.97

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 3,257,492
Interest		402,124
Security lending		538,950
		4,198,566
Less foreign taxes withheld		(487,057)
Total income		3,711,509
Expenses
Management fee Basic fee	$ 3,268,186
Performance adjustment	1,156,107
Transfer agent fees	1,291,660
Accounting and security lending fees	276,610
Non-interested trustees' compensation	1,399
Custodian fees and expenses	209,122
Registration fees	41,055
Audit	66,530
Legal	2,307
Interest	534
Reports to shareholders	70,339
Miscellaneous	2,839
Total expenses before reductions	6,386,688
Expense reductions	(99,363)	6,287,325
Net investment income (loss)		(2,575,816)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(58,251,262)
Foreign currency transactions	(77,497)	(58,328,759)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(173,860,981)
Assets and liabilities in foreign currencies	(24,717)	(173,885,698)
Net gain (loss)		(232,214,457)
Net increase (decrease) in net assets resulting from operations		$ (234,790,273)
Other Information Sales charges paid to FDC		$ 190,383

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income (loss)	$ (2,575,816)	$ (5,268,967)
Net realized gain (loss)	(58,328,759)	207,757,804
Change in net unrealized appreciation (depreciation)	(173,885,698)	(206,813,500)
Net increase (decrease) in net assets resulting from operations	(234,790,273)	(4,324,663)
Distributions to shareholders From net investment income	-	(13,253,040)
In excess of net investment income	-	(7,139,053)
From net realized gain	(120,913,847)	-
Total distributions	(120,913,847)	(20,392,093)
Share transactions Net proceeds from sales of shares	161,736,668	541,936,015
Reinvestment of distributions	116,957,581	19,730,662
Cost of shares redeemed	(224,827,037)	(806,715,842)
Net increase (decrease) in net assets resulting from share transactions	53,867,212	(245,049,165)
Redemption fees	823,154	2,474,935
Total increase (decrease) in net assets	(301,013,754)	(267,290,986)
Net Assets
Beginning of period	623,950,061	891,241,047
End of period (including undistributed net investment income (loss) of $(407,554) and $23,182,613, respectively)	$ 322,936,307	$ 623,950,061
Other Information Shares
Sold	12,246,625	22,194,873
Issued in reinvestment of distributions	7,478,106	825,192
Redeemed	(16,868,632)	(33,425,489)
Net increase (decrease)	2,856,099	(10,405,424)

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 20.43	$ 21.77	$ 10.09	$ 11.10	$ 11.68
Income from Investment Operations
Net investment income (loss) C	(.07)	(.14)	(.07)	(.04)	(.06)
Net realized and unrealized gain (loss)	(6.64)	(.81) E	11.74	(.81)	(.55)
Total from investment operations	(6.71)	(.95)	11.67	(.85)	(.61)
Less Distributions
From net investment income	-	(.30)	-	-	-
In excess of net investment income	-	(.16)	(.03)	(.18)	(.01)
From net realized gain	(4.07)	-	-	-	-
Total distributions	(4.07)	(.46)	(.03)	(.18)	(.01)
Redemption fees added to paid in capital	.02	.07	.04	.02	.04
Net asset value, end of period	$ 9.67	$ 20.43	$ 21.77	$ 10.09	$ 11.10
Total Return A, B	(40.35)%	(4.35)%	116.35%	(7.52)%	(4.89)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.42%	1.17%	1.24%	1.49%	1.42%
Expenses net of voluntary waivers, if any	1.42%	1.17%	1.24%	1.49%	1.42%
Expenses net of all reductions	1.40%	1.16%	1.23%	1.48%	1.40%
Net investment income (loss)	(.57)%	(.58)%	(.47)%	(.37)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 322,936	$ 623,950	$ 891,241	$ 265,395	$ 255,555
Portfolio turnover rate	75%	124%	79%	62%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Japan Smaller Companies	-25.96%	17.09%	6.90%
Fidelity Japan Smaller Companies (incl. 3.00% sales charge)	-28.18%	13.58%	3.70%
TOPIX Second Section	-23.17%	-20.01%	-21.06%
Japanese Funds Average	-35.60%	-17.38%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) - a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Japan Smaller Companies	-25.96%	3.21%	1.12%
Fidelity Japan Smaller Companies (incl. 3.00% sales charge)	-28.18%	2.58%	0.61%
TOPIX Second Section	-23.17%	-4.37%	-3.86%
Japanese Funds Average	-35.60%	-4.19%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $10,370 - a 3.70% increase on the initial investment. For comparison, look at how the TOPIX Second Section Stock Price Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $7,894 - a 21.06% decrease.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Japan Smaller Companies

|

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Kenichi Mizushita, Portfolio Manager of Fidelity Japan Smaller Companies Fund

Q. How did the fund perform, Kenichi?

A. For the 12 months ending October 31, 2001, the fund fell 25.96%. By comparison, the Tokyo Stock Exchange Second Section Stock Price Index (TOPIX Second Section) declined 23.17%, and the Japanese funds average as monitored by Lipper Inc. dropped 35.60% for the same time period.

Q. What factors accounted for the negative performance of the fund and its benchmarks?

A. During the period, the Japanese economy showed no signs of recovery and, due to a budget deficit, the government was unable to stimulate the economy through fiscal policy. The combination of the slowdown in the U.S. economy and the Japanese manufacturing sector's production decline also led to further weakness in the Japanese stock market. Unemployment rose, continuing to surpass its historical peak, while consumer spending remained weak. Reflecting these economic conditions, the Japanese stock market performed poorly during the period. The electronics sector - the biggest component of the large-cap stock market as represented by the TOPIX Index - severely underperformed due to the decline in information technology (IT) investment. The banking sector - the second-largest market component - also underperformed due to a delay in banking reforms and the lack of resolution for bad-debt problems. In contrast, the TOPIX Second Section index - an index of small-cap stocks - had comparatively lower components of these two sectors and outperformed the TOPIX index. The fund underperformed the TOPIX Second Section index primarily due to our overweighting of electronics stocks, but outperformed its peer group - primarily large-cap funds - during the period.

Q. What was your strategy in this difficult environment?

A. I reduced the fund's investments in economically and export-sensitive electronics and machinery stocks, and increased its positions in domestic-oriented retail and service sectors. I focused on companies with stable earnings growth, as well as competitive businesses in the service and consumer-related sectors. Although these strategies all helped the fund's performance, they could not offset the negative effect of the general drop in Japanese stock prices.

Q. Which stocks performed well?

A. Sammy Pachinko, a slot-machine maker, enjoyed a successful introduction of hit slot machines. The company aggressively took market share and was able to grow its profits significantly. Kappa Create is one of the largest operators of specialized sushi restaurant chains in Japan. It focused on operational efficiency, successfully executed its low-price strategy, expanded its small stores into larger formats and aggressively expanded in the suburban Tokyo area. While other restaurant chains suffered from lower sales and customer traffic, Kappa increased its sales and profits, and its stock performed well. USS, Japan's largest automobile auction company, aggressively opened new sites throughout Japan and gained market share. It succeeded in maintaining its growth trend, and its stock price rose in response.

Q. Which stocks detracted from the fund's performance?

A. Cosel, a large manufacturer of switching power modules used for capital equipment, including semiconductor production equipment, enjoyed strong sales growth. However, it was unable to withstand the economic downturn, and its profits and stock performance declined. Toyoda Gosei is one of the leading manufacturers of LED (light-emission diodes) and makes auto parts for Toyota. The company fell short of its profit targets following the rapid decline in the cellular phone market, and its stock price was severely affected. Sumida is the world's leading coil maker. Along with other electronics component manufacturers, the company was hurt by the downturn in cellular handset and PC production during the period, and its stock price fell.

Q. What's your outlook, Kenichi?

A. The Japanese economy shows no signs of recovery any time soon. We are still experiencing declines and have not yet seen signs of a bottom. The timing of a recovery in the U.S. economy will have a significant impact on the Japanese economy, so if there are signs of further delays in the U.S.' recovery, Japan consequently could face similar delays. Also, reforms by the new government have not been clearly defined, leading to investor disappointment. In this environment, individual stock selection will become more important than ever. Overall, I anticipate no significant changes in my investment strategy, which will continue to focus on growing companies with strong fundamentals and attractive valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers with smaller market capitalizations

Fund number: 360

Trading symbol: FJSCX

Start date: November 1, 1995

Size: as of October 31, 2001, more than $339 million

Manager: Kenichi Mizushita, since 1996; manager, several Fidelity Investments Japan, Limited and institutional funds; joined Fidelity in 1985

3

Annual Report

Japan Smaller Companies

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
Japan	97.6%
United States of America	2.4%

As of April 30, 2001
Japan	95.5%
United States of America	4.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.6	95.5
Short-Term Investments and Net Other Assets	2.4	4.5
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Hogy Medical Co. (Health Care Equipment & Supplies)	4.0	4.3
USS Co. Ltd. (Specialty Retail)	4.0	2.4
Japan Medical Dynamic Marketing, Inc. (Health Care Equipment & Supplies)	4.0	4.3
Yamada Denki Co. Ltd. (Specialty Retail)	3.7	4.3
Kappa Create Co. Ltd. (Hotels, Restaurants & Leisure)	3.6	3.6
Nichii Gakkan Co. (Commercial Services & Supplies)	3.4	1.6
Don Quijote Co. Ltd. (Multiline Retail)	3.2	1.6
Fancl Corp. (Personal Products)	3.2	2.7
Venture Link Co. Ltd. (Diversified Financials)	2.8	1.2
Arc Land Sakamoto Co. Ltd. (Building Products)	2.4	1.9
	34.3
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	32.0	24.5
Information Technology	21.6	23.2
Industrials	16.4	22.4
Health Care	9.2	9.7
Financials	8.6	2.8
Consumer Staples	8.0	6.5
Materials	1.8	6.4

Annual Report

Japan Smaller Companies

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 32.0%
Auto Components - 0.8%
Nissin Kogyo Co. Ltd.	25,000	$ 718,661
Ohashi Technica, Inc.	205,000	2,092,691
		2,811,352
Hotels, Restaurants & Leisure - 6.5%
Central Sports Co. Ltd.	30,000	293,998
Colowide Co. Ltd.	28,000	182,703
H.I.S. Co. Ltd.	486,300	7,148,551
Kappa Create Co. Ltd.	204,000	12,028,420
Kinrei Corp.	10,000	63,373
Nissin Healthcare Food Service Co.	30,000	1,065,741
Reins International, Inc.	60	1,077,991
Tascosystem Co. Ltd.	1	25,316
		21,886,093
Household Durables - 2.4%
Chiyoda Integre Co. Ltd.	69,000	653,655
Funai Electric Co. Ltd.	81,000	4,531,237
Takano Co. Ltd.	89,000	697,754
Tohoku Pioneer Corp.	88,800	2,175,582
		8,058,228
Internet & Catalog Retail - 1.8%
Shaddy Co. Ltd.	517,100	6,165,505
Leisure Equipment & Products - 0.3%
Daito Chemix Corp.	36,000	123,479
TAIYO ELEC Co. Ltd.	105,000	857,493
		980,972
Media - 1.0%
Asia Securities Printing Co. Ltd.	378,000	3,303,063
Usen Corp.	400	179,665
		3,482,728
Multiline Retail - 5.9%
Can Do Co. Ltd.	129	3,529,196
Don Quijote Co. Ltd.	154,000	10,878,727
Mitta Co. Ltd.	308,000	3,747,816
Thanks Japan Corp.	170,000	1,790,935
		19,946,674
Specialty Retail - 11.9%
Acty 21 Co. Ltd.	5	30,502
Aoyama Trading Co. Ltd.	118,100	1,417,779
Culture Convenience Club Co. Ltd.	100,000	1,837,485
Culture Convenience Club Co. Ltd. New	100,000	1,837,485
K'S Denki Corp.	60,000	656,595
Nishimatsuya Chain Co. Ltd.	80,000	1,535,321
Plaza Create Co. Ltd.	11,200	192,078
Salomon & Taylor Made Co. Ltd.	362,000	4,907,473
Top Culture Co. Ltd.	127,800	814,079
USS. Co. Ltd.	390,800	13,627,734
Workman Co. Ltd.	60,900	1,283,152
Yamada Denki Co. Ltd.	190,000	12,413,230
		40,552,913

	Shares	Value (Note 1)
Textiles & Apparel - 1.4%
Daidoh Ltd.	300,000	$ 1,739,486
Kyoto Kimono Yuzen Co. Ltd.	418	1,396,178
Kyoto Kimono Yuzen Co. Ltd. New	209	698,089
Sanyo Shokai Ltd.	150,000	753,369
		4,587,122
TOTAL CONSUMER DISCRETIONARY		108,471,587
CONSUMER STAPLES - 8.0%
Food & Drug Retailing - 1.8%
C Two-Network Co. Ltd.	74,500	2,768,273
C Two-Network Co. Ltd. New	36,250	1,346,978
Kraft, Inc.	250,000	2,123,316
		6,238,567
Food Products - 3.0%
Ariake Japan Co. Ltd.	177,000	7,082,891
Natori Co. Ltd.	48,000	356,325
Rock Field Co. Ltd.	103,500	2,594,896
		10,034,112
Personal Products - 3.2%
Fancl Corp.	225,300	10,874,014
TOTAL CONSUMER STAPLES		27,146,693
FINANCIALS - 8.6%
Banks - 1.9%
Asahi Bank Ltd.	2,400,000	2,391,180
Daiwa Bank Ltd.	2,400,000	2,489,179
Shohkoh Fund & Co. Ltd.	14,550	1,787,113
		6,667,472
Diversified Financials - 4.4%
Credit Saison Co. Ltd.	60,000	1,435,688
F&M Co. Ltd.	433	2,652,103
Gakken Credit Corp.	60,000	342,997
JAFCO Co. Ltd.	15,800	1,020,645
Venture Link Co. Ltd.	170,000	9,371,172
		14,822,605
Insurance - 0.5%
Nissan Fire & Marine Insurance Co.	300,000	1,494,488
Taisei F&M Insurance Co. Ltd.	38,000	136,546
		1,631,034
Real Estate - 1.8%
Apamanshop Co. Ltd.	270	2,125,602
Diamond City Co. Ltd.	115,000	799,224
ES-Con Japan Ltd.	150	2,498,979
Office Building Fund of Japan, Inc.	134	625,953
		6,049,758
TOTAL FINANCIALS		29,170,869
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 9.2%
Health Care Equipment & Supplies - 8.9%
Fuso Chemical Co. Ltd.	50,000	$ 592,078
Goodman Co. Ltd.	45,000	959,167
Hogy Medical Co.	260,000	13,695,385
Japan Medical Dynamic Marketing, Inc.	449,000	13,567,171
Nakanishi, Inc.	59,000	1,421,397
		30,235,198
Health Care Providers & Services - 0.3%
SRL, Inc.	99,000	962,107
TOTAL HEALTH CARE		31,197,305
INDUSTRIALS - 16.4%
Airlines - 0.6%
Skymark Airlines Co. Ltd. (a)	2,220	2,084,933
Building Products - 2.4%
Arc Land Sakamoto Co. Ltd.	626,500	7,930,380
Commercial Services & Supplies - 4.4%
Drake Beam Morin Japan, Inc.	2,000	191,098
Kyoritsu Maintenance Co. Ltd.	17,600	426,884
Nichii Gakkan Co.	230,800	11,591,834
Painthouse Co. Ltd.	118	2,698,244
Tac Co. Ltd.	2,000	31,850
		14,939,910
Construction & Engineering - 0.4%
Hitachi Metals Techno Ltd.	95,000	273,091
Nippon COMSYS Corp.	144,000	1,140,711
		1,413,802
Electrical Equipment - 2.2%
Casio Micronics Co. Ltd.	26,500	344,100
Hakuto Co. Ltd.	89,100	1,158,409
Kubotek Corp.	141	921,192
Nihon Trim Co. Ltd.	87,000	3,573,785
Noda Screen Co. Ltd.	21	54,022
Photonics Corp.	106	1,514,904
		7,566,412
Machinery - 4.8%
Hino Motors Ltd. (a)	420,000	1,519,477
Hoshiiryou Sanki Co. Ltd.	60,000	1,327,889
Naito & Co. Ltd.	18,000	161,699
Nitto Kohki Co. Ltd.	333,000	4,272,299
OSG Corp. Co. Ltd.	109,000	2,358,922
THK Co. Ltd.	140,000	1,870,478
Tsubaki Nakashima Co. Ltd.	501,000	4,643,814
		16,154,578
Trading Companies & Distributors - 1.6%
Iuchi Seieido Co. Ltd.	133,700	1,717,518

	Shares	Value (Note 1)
Misumi Corp.	109,700	$ 3,493,916
Nichimen Corp. Ltd.	300,000	328,297
		5,539,731
TOTAL INDUSTRIALS		55,629,746
INFORMATION TECHNOLOGY - 21.6%
Communications Equipment - 1.2%
Artiza Networks, Inc.	249	3,009,555
NextCom K.K.	11	22,907
Nippon Antenna Co. Ltd.	99,000	978,277
		4,010,739
Computers & Peripherals - 1.8%
Nippon Foundry, Inc. (a)	950	5,741,119
Sofmap Co. Ltd.	94,000	541,968
		6,283,087
Electronic Equipment & Instruments - 7.6%
Citizen Electronics Co. Ltd.	70,300	3,329,849
Cosel Co. Ltd.	294,000	4,849,980
Hioki EE Corp.	2,000	11,433
Idec Izumi Corp.	597,000	3,251,932
Meiko Electronics Co. Ltd.	146,000	584,238
Nagano Keiki Co. Ltd.	213,400	2,788,404
Nidec Corp.	135,000	5,269,906
Nitto Electric Works Ltd.	446,000	3,205,227
Sansha Electric Manufacturing Co. Ltd.	99,000	550,584
Tamagawa Electronics Co. Ltd.	50,000	181,707
Tamron Co. Ltd.	198,000	808,493
Unipulse Corp.	15,800	372,903
Yamatake Corp.	50,000	424,663
		25,629,319
Internet Software & Services - 1.2%
en-japan, Inc.	20	298,898
Global Media Online, Inc.	110,000	619,845
Index Corp. (a)	10	52,675
Kawatetsu Systems, Inc.	150	857,493
Matsui Securities Co. Ltd.	170,000	2,346,264
		4,175,175
IT Consulting & Services - 3.9%
CSK Corp.	70,000	1,777,869
Faith, Inc.	11	389,873
Hitachi Information Systems Co. Ltd.	217,800	6,687,857
JIEC Co. Ltd.	736	991,752
Sakura KCS Corp.	37,000	268,322
Serviceware Corp.	90,000	3,072,275
		13,187,948
Semiconductor Equipment & Products - 0.7%
Techno Quartz, Inc.	79,000	696,774
TESEC Corp.	6,000	53,900
Thine Electronics, Inc.	2	26,133
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Tokyo Seimitsu Co. Ltd.	60,000	$ 1,445,488
Tosei Engineering Corp.	30,000	257,248
		2,479,543
Software - 5.2%
Argo Graphics, Inc.	60,000	1,607,187
Computer Engineering & Consulting Ltd.	50,000	498,163
CRC Solutions Corp.	60,000	808,493
CSK Network Systems Corp.	86,000	2,029,727
EM Systems Co. Ltd.	249,000	1,636,954
Himacs Ltd.	41,000	783,504
Matsushita Electric Works Information Systems Co. Ltd.	660	2,576,399
Nippon System Development Co. Ltd.	39,000	2,003,348
Sammy Corp. (a)	180,000	5,042,058
XNET Corp.	26	124,214
XNET Corp. New	78	372,642
		17,482,689
TOTAL INFORMATION TECHNOLOGY		73,248,500
MATERIALS - 1.8%
Chemicals - 1.2%
C. Uyemura & Co. Ltd.	194,000	2,211,711
Fujimori Kogyo Co. Ltd.	36,000	157,289
Hagihara Industries, Inc.	10,000	50,225
Nissan Chemical Industries Co. Ltd.	99,000	575,647
Takasago International Corp.	200,000	1,024,092
		4,018,964
Construction Materials - 0.6%
Fujimi, Inc.	109,300	2,115,484
TOTAL MATERIALS		6,134,448
TOTAL COMMON STOCKS (Cost $308,654,685)		330,999,148
Money Market Funds - 15.7%

Fidelity Cash Central Fund, 2.81% (b)	8,413,176	8,413,176
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	44,962,343	44,962,343
TOTAL MONEY MARKET FUNDS (Cost $53,375,519)		53,375,519
TOTAL INVESTMENT PORTFOLIO - 113.3% (Cost $362,030,204)		384,374,667
NET OTHER ASSETS - (13.3)%		(45,245,124)
NET ASSETS - 100%		$ 339,129,543
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $211,157,673 and $299,515,462, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,634 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $7,172,000. The weighted average interest rate was 4.11%. Interest expense includes $818 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,422,500. The weighted average interest rate was 4.29%. Interest expense includes $816 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $362,237,522. Net unrealized appreciation aggregated $22,137,145, of which $73,380,901 related to appreciated investment securities and $51,243,756 related to depreciated investment securities.

The fund hereby designates approximately $162,486,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $47,587,000, all of which will expire on October 31, 2009.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Japan Smaller Companies

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $42,478,494) (cost $362,030,204) - See accompanying schedule		$ 384,374,667
Foreign currency held at value (cost $68,698)		68,695
Receivable for investments sold		745,844
Receivable for fund shares sold		88,372
Dividends receivable		614,604
Interest receivable		27,452
Redemption fees receivable		777
Other receivables		94,189
Total assets		386,014,600
Liabilities
Payable for investments purchased	$ 1,343,099
Payable for fund shares redeemed	264,150
Accrued management fee	203,542
Other payables and accrued expenses	111,923
Collateral on securities loaned, at value	44,962,343
Total liabilities		46,885,057
Net Assets		$ 339,129,543
Net Assets consist of:
Paid in capital		$ 364,883,996
Accumulated net investment loss		(285,283)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(47,791,294)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,322,124
Net Assets, for 48,664,125 shares outstanding		$ 339,129,543
Net Asset Value and redemption price per share ($339,129,543 ÷ 48,664,125 shares)		$6.97
Maximum offering price per share (100/97.00 of $6.97)		$7.19

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 2,664,885
Interest		498,116
Security lending		522,440
		3,685,441
Less foreign taxes withheld		(399,362)
Total income		3,286,079
Expenses
Management fee	$ 3,016,294
Transfer agent fees	1,334,861
Accounting and security lending fees	255,669
Non-interested trustees' compensation	1,505
Custodian fees and expenses	209,188
Registration fees	50,109
Audit	41,064
Legal	2,386
Interest	1,634
Reports to shareholders	82,633
Miscellaneous	3,285
Total expenses before reductions	4,998,628
Expense reductions	(68,716)	4,929,912
Net investment income (loss)		(1,643,833)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(47,305,037)
Foreign currency transactions	51,946	(47,253,091)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(85,005,076)
Assets and liabilities in foreign currencies	(7,793)	(85,012,869)
Net gain (loss)		(132,265,960)
Net increase (decrease) in net assets resulting from operations		$ (133,909,793)
Other Information Sales Charges Paid to FDC		$ 173,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Japan Smaller Companies
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income (loss)	$ (1,643,833)	$ (7,243,995)
Net realized gain (loss)	(47,253,091)	342,536,202
Change in net unrealized appreciation (depreciation)	(85,012,869)	(590,163,156)
Net increase (decrease) in net assets resulting from operations	(133,909,793)	(254,870,949)
Distributions to shareholders In excess of net investment income	-	(13,572,554)
From net realized gain	(162,485,500)	-
Total distributions	(162,485,500)	(13,572,554)
Share transactions Net proceeds from sales of shares	131,430,326	877,121,325
Reinvestment of distributions	157,958,697	13,197,729
Cost of shares redeemed	(214,084,253)	(1,847,897,526)
Net increase (decrease) in net assets resulting from share transactions	75,304,770	(957,578,472)
Redemption fees	642,867	5,586,856
Total increase (decrease) in net assets	(220,447,656)	(1,220,435,119)
Net Assets
Beginning of period	559,577,199	1,780,012,318
End of period (including accumulated net investment loss of $285,283 and $655,391, respectively)	$ 339,129,543	$ 559,577,199
Other Information Shares
Sold	15,879,212	39,903,223
Issued in reinvestment of distributions	18,197,707	575,817
Redeemed	(24,682,733)	(87,766,609)
Net increase (decrease)	9,394,186	(47,287,569)

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 14.25	$ 20.56	$ 6.01	$ 6.47	$ 9.13
Income from Investment Operations
Net investment income (loss) C	(.03)	(.12)	(.03)	(.01)	(.03)
Net realized and unrealized gain (loss)	(2.80)	(6.13)	14.45	(.45)	(2.63)
Total from investment operations	(2.83)	(6.25)	14.42	(.46)	(2.66)
Less Distributions
In excess of net investment income	-	(.15)	-	(.01)	(.01)
From net realized gain	(4.46)	-	-	-	(.03)
Total distributions	(4.46)	(.15)	-	(.01)	(.04)
Redemption fees added to paid in capital	.01	.09	.13	.01	.04
Net asset value, end of period	$ 6.97	$ 14.25	$ 20.56	$ 6.01	$ 6.47
Total Return A, B	(25.96)%	(30.24)%	242.10%	(6.94)%	(28.80)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.21%	1.07%	1.07%	1.23%	1.35%
Expenses net of voluntary waivers, if any	1.21%	1.07%	1.07%	1.23%	1.35%
Expenses net of all reductions	1.19%	1.06%	1.07%	1.23%	1.34%
Net investment income (loss)	(.40)%	(.57)%	(.22)%	(.20)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 339,130	$ 559,577	$ 1,780,012	$ 99,987	$ 84,274
Portfolio turnover rate	52%	39%	39%	39%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Latin America	-24.61%	-11.57%	13.43%
Fidelity Latin America (incl. 3.00% sales charge)	-26.87%	-14.23%	10.03%
MSCI EMF - Latin America	-19.55%	-0.52%	52.69%
Latin American Funds Average	-23.65%	-4.06%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free-Latin America Index - a market capitalization-weighted index of over 134 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 35 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Latin America	-24.61%	-2.43%	1.49%
Fidelity Latin America (incl. 3.00% sales charge)	-26.87%	-3.02%	1.13%
MSCI EMF - Latin America	-19.55%	-0.10%	5.08%
Latin American Funds Average	-23.65%	-1.03%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $11,003 - a 10.03% increase on the initial investment. For comparison, look at how the MSCI EMF-Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,269 - a 52.69% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Latin America

|

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Margaret Reynolds became Portfolio Manager of Fidelity Latin America Fund on June 30, 2001.

Q. How did the fund perform, Meg?

A. For the 12 months that ended October 31, 2001, the fund returned -24.61%, lagging the Morgan Stanley Capital International Emerging Markets Free-Latin America Index, which returned -19.55%, and the Latin American funds average tracked by Lipper Inc., which returned -23.65%.

Q. What factors drove Latin American markets during the past year?

A. Latin America faced difficulty from the expectation of declining exports and reduced foreign direct investment as a result of the global economic slowdown. Most countries in the region also had their own domestic issues that added to the declines. For example: Brazil suffered from an energy shortage and had to reduce its energy consumption by 20%; Chile had to contend with weak copper prices, the high cost of oil imports and the potential debt default/devaluation in Argentina. Brazil - the largest economy in the Latin American region - had steady growth, but resorted to raising interest rates to support its currency, the real, and contain inflationary pressures. This action, coupled with Argentina's internal problems and the close trading ties between the two countries, re-ignited fears of a protracted downturn in the regional economy and stock markets. Brazil and Argentina were two of the weakest emerging-markets performers in the world during the period. Conversely, Mexico held up well due to its low level of financing needs, a result of the tremendous balance sheet restructuring the country has done over the past five years. Above-average oil prices - albeit declining - resilient consumer spending and a very strong peso buoyed its economy. Following the September 11 attacks, however, the Mexican stock market gave way to uncertainty, falling to its lowest level since 1999.

Q. Why did the fund trail its benchmark and peer average?

A. Security selection and sector positioning in Mexico and Brazil were to blame. We overstayed our welcome in technology, media and telecommunications (TMT) stocks that were eventually swept under by the global collapse of this group. As was the case six months ago, most of the damage was concentrated in just a handful of names, including Telesp Celular - Brazil's largest mobile telephone operator - and TV Azteca - a Mexican television broadcasting company that also has wireless exposure. Grupo Televisa was another major media stock from Mexico that disappointed. It remained a core holding for the fund based on its continued strong fundamentals and attractive growth prospects. Given that we tended to own more media and cellular stocks than our peers, it's not surprising that we underperformed the Lipper average. From a regional standpoint, we underperformed relative to the index as a result of a structural underweighting in Chile due to its closed capital markets. Chile has since opened its capital markets and we have added to positions there, a move that has helped narrow the performance gap relative to the index.

Q. What other moves influenced performance?

A. We benefited from underweighting Brazilian fixed-line telecom providers, most notably Embratel, which suffered from high valuations and increased price competition. Meanwhile, I focused on companies generating significant cash flows such as local telecom provider Telefonos de Mexico (Telmex) - the fund's largest holding - which managed to sidestep the downdraft. Late in the period, I decided to further diversify the portfolio and assume a more defensive positioning, particularly in Mexico, which appeared most at risk from further deterioration in the U.S. economy. This strategy paid off as defensive stocks continued to perform quite well. Specifically, I moved away from some of the more economically sensitive consumer industries and instead turned to staples such as beverages. Strong fundamentals, attractive valuations, compelling growth stories and industry consolidation led me to such stocks as Fomento Economico Mexicano - Mexico's largest producer of beer and soft drinks - which was the fund's top relative contributor during the period. Our exposure to banks further aided performance. Banacci was a strong stock for us, as Citigroup acquired it during the summer at a healthy premium, a move that further validated the recovery of the Mexican banking system. Finally, with respect to country positioning, underweighting Argentina helped us gain ground on the index.

Q. What's your outlook?

A. I believe the region's long-term fundamentals remain positive and that valuations are attractive. Though the slowing global economy has affected the region's exports, and domestic problems have created volatility in regional equity markets, the recent downturn did create opportunities to build positions in stocks with strong prospects. While I am concerned about the impact of fiscal reform on consumption in Mexico, I believe that most of the uncertainty is already priced into the market and that Mexico should rebound with an eventual recovery in the U.S. economy. I'm also optimistic about Brazil for several reasons: the energy shortage has abated; the economy has stabilized; the Argentine situation is almost behind us; and valuations are attractive.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: seeks long-term growth of capital

Fund number: 349

Trading symbol: FLATX

Start date: April 19, 1993

Size: as of October 31, 2001, more than $184 million

Manager: Margaret Reynolds, since June 2001; research analyst, Latin American securities, 1995-2001; joined Fidelity in 1995

3

Annual Report

Latin America

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
Mexico	43.5%
Brazil	33.8%
Chile	11.0%
United States of America	3.6%
Argentina	3.1%
Peru	2.2%
Venezuela	1.1%
Luxembourg	0.8%
United Kingdom	0.5%
Other	0.4%

As of April 30, 2001
Brazil	40.8%
Mexico	40.0%
Chile	5.3%
United States of America	3.8%
Argentina	2.5%
Peru	2.1%
Panama	2.0%
Venezuela	1.5%
Luxembourg	1.2%
Other	0.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.4	96.2
Short-Term Investments and Net Other Assets	3.6	3.8
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV Series L sponsored ADR (Mexico, Diversified Telecommunication Services)	12.2	10.1
Petroleo Brasileiro SA Petrobras (PN) (Brazil, Oil & Gas)	7.5	6.5
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	6.3	2.0
Wal-Mart de Mexico SA de CV Series C (Mexico, Multiline Retail)	4.5	6.1
Grupo Modelo SA de CV Series C (Mexico, Beverages)	3.8	0.0
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (Mexico, Banks)	3.7	1.2
Centrais Electricas Brasileiras (Electrobras) SA (PN-B) (Brazil, Electric Utilities)	3.6	0.0
Grupo Televisa SA de CV sponsored ADR (Mexico, Media)	3.4	4.5
Banco Itau SA (PN) (Brazil, Banks)	3.0	2.3
Cemex SA de CV sponsored ADR (Mexico, Construction Materials)	2.8	0.0
	50.8
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	26.7	20.7
Consumer Staples	14.5	24.6
Materials	13.1	7.8
Financials	12.5	14.6
Energy	9.9	9.0
Consumer Discretionary	9.5	14.0
Utilities	6.3	1.6
Industrials	3.9	3.9

Annual Report

Latin America

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
Argentina - 3.1%
Grupo Financiero Galicia SA sponsored ADR	184,600	$ 1,015,300
Perez Companc SA sponsored ADR	332,854	3,528,252
Telecom Argentina Stet-France Telecom SA sponsored ADR	201,100	1,256,875
TOTAL ARGENTINA		5,800,427
Brazil - 33.8%
Aracruz Celulose SA sponsored ADR	257,600	4,508,000
Banco Bradesco SA (PN)	743,668,624	2,830,134
Banco Itau SA (PN)	87,111,900	5,541,428
Brasil Telecom Participacoes SA sponsored ADR	47,800	1,338,400
Brasil Telecom SA (PN)	110,000,000	421,884
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	544,291,500	6,720,869
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	128,800	1,955,184
Companhia de Bebidas das Americas (AmBev)	589,135	85,226
Companhia de Bebidas das Americas (AmBev):
warrants 4/30/03 (a)	1,895,770	562,543
sponsored ADR	301,026	4,888,662
Companhia Paranaense de Energia-Copel sponsored ADR	300,600	1,442,880
Companhia Siderurgica Nacional ADR	39,300	404,397
Companhia Vale do Rio Doce (PN-A)	229,600	4,795,540
Compania Energertica Minas Gerais (a)	76,666,900	759,275
Compania Siderurgica Tubarao (PN)	136,284,000	791,620
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	127,700	2,191,332
Embratel Participacoes SA ADR	341,500	922,050
Empresa Nacional de Comercio Redito e Participacoes SA (PN) (a)	11,465,310	19,137
Petroleo Brasileiro SA Petrobras:
(PN)	461,970	8,893,265
sponsored ADR	258,600	4,965,120
Tele Norte Leste Participacoes SA ADR	495,100	5,030,216
Telesp Celular Participacoes SA ADR	187,800	948,390
Uniao de Bancos Brasileiros SA (Unibanco) GDR	116,300	1,829,399
Votorantim Celulose e Papel SA (PN)	19,749,699	591,905
TOTAL BRAZIL		62,436,856
British Virgin Islands - 0.0%
Claxson Interactive Group, Inc. (a)	4,920	10,086
Chile - 11.0%
A.F.P. Provida SA sponsored ADR	20,200	486,820
Banco Santander Chile sponsored ADR	111,600	1,802,340

	Shares	Value (Note 1)
Banco Santiago SA sponsored ADR	72,500	$ 1,522,500
Compania Cervecerias Unidas SA sponsored ADR	59,800	946,036
Compania de Petroleos de Chile SA (COPEC)	898,400	2,642,390
Compania de Telecomunicaciones de Chile SA sponsored ADR (a)	321,800	3,314,540
Distribucion Y Servicio D&S SA sponsored ADR	205,400	2,228,590
Embotelladora Andina SA:
ADR	62,000	551,800
sponsored ADR	72,200	525,616
Empresa Nacional de Electricidad SA sponsored ADR	311,000	2,705,700
Empresas CMPC SA	205,800	1,600,490
Vina Concha Stet y Toro SA sponsored ADR	50,400	1,942,920
TOTAL CHILE		20,269,742
Colombia - 0.4%
Suramericana de Inversiones SA	1,761,400	686,706
Luxembourg - 0.8%
Quilmes Industrial SA sponsored ADR	142,650	1,426,500
Mexico - 43.5%
America Movil SA de CV sponsored ADR	770,800	11,562,000
Cemex SA de CV sponsored ADR	223,300	5,135,900
Corporacion Interamericana de Entretenimiento SA de CV Series B (a)	690,588	1,088,795
DESC SA de CV sponsored ADR	63,300	465,255
Fomento Economico Mexicano SA de CV sponsored ADR	143,600	4,451,600
Grupo Carso SA de CV Series A1 (a)	560,100	1,381,979
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (a)	9,167,200	6,920,134
Grupo Modelo SA de CV Series C	3,068,500	7,045,009
Grupo Televisa SA de CV sponsored ADR (a)	203,300	6,190,485
Kimberly-Clark de Mexico SA de CV Series A	683,800	1,886,294
Organizacion Soriana SA Series B (a)	849,000	1,849,434
Telefonos de Mexico SA de CV Series L sponsored ADR	659,700	22,469,382
Transport Maritima Mexicana SA de CV sponsored ADR (a)	69,700	554,812
Tubos de Acero de Mexico SA sponsored ADR	102,300	961,620
Wal-Mart de Mexico SA de CV Series C	3,852,500	8,309,069
TOTAL MEXICO		80,271,768
Common Stocks - continued
	Shares	Value (Note 1)
Peru - 2.2%
Compania de Minas Buenaventura SA:
Class B	232,618	$ 2,333,957
sponsored ADR	50,500	1,023,130
Credicorp Ltd. (NY Shares)	77,500	627,750
TOTAL PERU		3,984,837
United Kingdom - 0.5%
Antofagasta PLC	151,300	946,739
Venezuela - 1.1%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	87,200	1,970,720
TOTAL COMMON STOCKS (Cost $185,572,416)		177,804,381
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount
Brazil - 0.0%
Companhia Vale do Rio Doce 0% 11/19/01 (Cost $0)	-	BRL	290,000	0
Money Market Funds - 11.3%
	Shares
Fidelity Cash Central Fund, 2.81% (b)	6,731,777	6,731,777
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	14,173,300	14,173,300
TOTAL MONEY MARKET FUNDS (Cost $20,905,077)		20,905,077
TOTAL INVESTMENT PORTFOLIO - 107.7% (Cost $206,477,493)		198,709,458
NET OTHER ASSETS - (7.7)%		(14,252,691)
NET ASSETS - 100%		$ 184,456,767
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $233,404,103 and $272,828,889, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $424 for the period.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $207,828,220. Net unrealized depreciation aggregated $9,118,762, of which $31,358,119 related to appreciated investment securities and $40,476,881 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $115,607,000 of which $36,899,000, $37,615,000, $22,657,000, $11,151,000 and $7,285,000 will expire on October 31, 2003, 2004, 2007, 2008 and 2009, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Latin America

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $13,393,531) (cost $206,477,493) - See accompanying schedule		$ 198,709,458
Cash		663,250
Foreign currency held at value (cost $71)		73
Receivable for investments sold		1,945,467
Receivable for fund shares sold		20,842
Dividends receivable		52,050
Interest receivable		10,947
Other receivables		2,560
Total assets		201,404,647
Liabilities
Payable for investments purchased	$ 2,304,180
Payable for fund shares redeemed	293,236
Accrued management fee	112,027
Other payables and accrued expenses	65,137
Collateral on securities loaned, at value	14,173,300
Total liabilities		16,947,880
Net Assets		$ 184,456,767
Net Assets consist of:
Paid in capital		$ 305,744,000
Undistributed net investment income		3,834,935
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(117,353,537)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,768,631)
Net Assets, for 17,737,193 shares outstanding		$ 184,456,767
Net Asset Value and redemption price per share ($184,456,767 ÷ 17,737,193 shares)		$10.40
Maximum offering price per share (100/97.00 of $10.40)		$10.72

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 7,830,135
Special dividend from Companhia Siderurgica Nacional ADR		1,315,415
Interest		369,268
Security lending		124,695
		9,639,513
Less foreign taxes withheld		(869,379)
Total income		8,770,134
Expenses
Management fee	$ 1,827,310
Transfer agent fees	836,850
Accounting and security lending fees	154,451
Non-interested trustees' compensation	623
Custodian fees and expenses	264,157
Registration fees	38,715
Audit	63,981
Legal	1,106
Foreign tax expense	295,859
Reports to shareholders	62,643
Miscellaneous	1,134
Total expenses before reductions	3,546,829
Expense reductions	(150,536)	3,396,293
Net investment income		5,373,841
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,959,556)
Foreign currency transactions	(566,062)	(9,525,618)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(64,359,886)
Assets and liabilities in foreign currencies	36,665	(64,323,221)
Net gain (loss)		(73,848,839)
Net increase (decrease) in net assets resulting from operations		$ (68,474,998)
Other Information Sales charges paid to FDC		$ 41,988

See accompanying notes which are an integral part of the financial statements.

Annual Report

Latin America
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 5,373,841	$ 1,589,531
Net realized gain (loss)	(9,525,618)	(10,759,952)
Change in net unrealized appreciation (depreciation)	(64,323,221)	56,853,164
Net increase (decrease) in net assets resulting from operations	(68,474,998)	47,682,743
Distributions to shareholders from net investment income	(1,443,649)	(3,622,710)
Share transactions Net proceeds from sales of shares	36,944,190	112,558,413
Reinvestment of distributions	1,379,069	3,485,627
Cost of shares redeemed	(81,422,415)	(170,586,236)
Net increase (decrease) in net assets resulting from share transactions	(43,099,156)	(54,542,196)
Redemption fees	209,998	410,300
Total increase (decrease) in net assets	(112,807,805)	(10,071,863)
Net Assets
Beginning of period	297,264,572	307,336,435
End of period (including undistributed net investment income of $3,834,935 and $470,807, respectively)	$ 184,456,767	$ 297,264,572
Other Information Shares
Sold	2,688,268	7,397,655
Issued in reinvestment of distributions	107,556	239,890
Redeemed	(6,489,908)	(11,177,420)
Net increase (decrease)	(3,694,084)	(3,539,875)

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 13.87	$ 12.31	$ 10.73	$ 15.51	$ 12.59
Income from Investment Operations
Net investment income C	.27 F	.07	.18	.22 E	.20
Net realized and unrealized gain (loss)	(3.68)	1.61	1.61	(4.81)	2.92
Total from investment operations	(3.41)	1.68	1.79	(4.59)	3.12
Less Distributions from net investment income	(.07)	(.14)	(.25)	(.20)	(.23)
Redemption fees added to paid in capital	.01	.02	.04	.01	.03
Net asset value, end of period	$ 10.40	$ 13.87	$ 12.31	$ 10.73	$ 15.51
Total Return A, B	(24.61)%	13.76%	17.46%	(30.01)%	25.42%
Ratios to Average Net Assets D
Expenses before expense reductions	1.41%	1.25%	1.32%	1.34%	1.30%
Expenses net of voluntary waivers, if any	1.41%	1.25%	1.32%	1.34%	1.30%
Expenses net of all reductions	1.35%	1.23%	1.30%	1.33%	1.29%
Net investment income	2.14%	.44%	1.55%	1.49%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 184,457	$ 297,265	$ 307,336	$ 332,240	$ 808,542
Portfolio turnover rate	96%	51%	49%	31%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Investment income per share reflects a special dividend which amounted to $.06 per share.

F Investment income per share reflects a special dividend from Companhia Siderurgica Nacional ADR which amounted to $.07 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Nordic	-35.72%	53.48%	96.00%
Fidelity Nordic (incl. 3.00% sales charge)	-37.65%	48.88%	90.12%
FT/S&P-Actuaries World Nordic	-37.93%	48.09%	80.83%
European Region Funds Average	-25.89%	31.99%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT/S&P-Actuaries World Nordic Index - a market capitalization-weighted index of over 109 stocks traded in four Scandinavian markets. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 172 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Nordic	-35.72%	8.95%	11.86%
Fidelity Nordic (incl. 3.00% sales charge)	-37.65%	8.28%	11.30%
FT/S&P-Actuaries World Nordic	-37.93%	8.17%	10.37%
European Region Funds Average	-25.89%	5.32%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $19,012 - a 90.12% increase on the initial investment. For comparison, look at how the FT/S&P-Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,083 - an 80.83% increase.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Nordic

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Trygve Toraasen,
Portfolio Manager of Fidelity Nordic Fund

Q. How did the fund perform, Trygve?

A. For the 12 months that ended October 31, 2001, the fund returned -35.72%. The FT/S&P Actuaries World Nordic Index returned -37.93% for the same period, while the European region funds average returned -25.89%, according to Lipper Inc.

Q. What factors had the greatest influence on performance?

A. As the recession that began in the United States spread globally, investors moved away from higher-priced growth stocks, especially those in the technology and telecommunications equipment industries, which are significant influences on the economies of Scandinavia. At the same time, many tech and telecommunications companies saw their earnings outlooks deteriorate as evidence accumulated of a global economic slowdown. As the stock prices of major telecom equipment companies such as Finland's Nokia and Sweden's Ericcson fell, other Nordic-based companies - both tech and non-tech - felt the effects of the downturns in the regional economy and the local stock markets.

Q. What were your principal strategies in the face of this market slump?

A. Early in the 12-month period, I reduced my positions in TMT stocks - technology, media and telecommunications - because these high-priced stocks were most vulnerable to an economic slowdown. For a time, I held no shares of Ericcson, one of the two largest companies in the region. However, during the second six months I began to move back into higher quality tech companies. I also took advantage of more reasonable stock prices to increase my position in quality companies such as Skandia, a major financial company with a global business in insurance and investment products. At the same time, I reduced my emphasis on defensive stocks, such as food processing. I decided to rebuild my tech positions and reduce my defensive investments. I believed the deterioration of the region's economy was beginning to slow and that it was possible to begin thinking the economy might hit a trough - or low point - and begin to recover. I felt many growth stocks, which had fallen to low valuations, would begin to rally when economic growth revived and corporate earnings outlooks began to improve. I wanted to be positioned for that turnaround.

Q. In this difficult market, what were some of the biggest disappointments?

A. In absolute terms, Nokia, Ericcson and Skandia were the biggest detractors, even though I was underweighted in all three for most of the period, which helped relative to the index. Nokia and Ericcson obviously were hurt by the downturn in telecommunications equipment orders, while Skandia was affected by the problems in the financial markets, which resulted in declining sales of investment products and lower fees from managed assets. Among smaller holdings, Readsoft proved to be disappointing. It was caught in the general collapse of software sales in the second half of the period.

Q. What investments made positive contributions?

A. Coloplast, a medical technology company, performed very well, as did Nobel Biocare, a leader in the manufacture of dental implants. Tandberg, a company that has developed sophisticated videoconferencing equipment, did well throughout the period as its new products gave it a competitive advantage while many of its competitors faltered. Its business prospects also improved after September 11 when corporate interest in videoconferencing increased as companies looked for alternatives to business travel. Another strong performer was Swedish Match, the manufacturer of snuff and chewing tobacco. It benefited from a global trend favoring smokeless tobacco products.

Q. What's your outlook?

A. The investment outlook obviously depends on how deep the recession runs and how much the events of September 11 delay any economic rebound. At this point, it is very difficult to make any predictions about when the economy will start to strengthen. Because the Scandinavian region is highly dependent on the telecommunications industry, any delay in the introduction of the third generation of telecom technology also would have a major impact on both service providers and equipment manufacturers. While I remain cautious about near-term prospects, in recent weeks I have begun to position the fund somewhat more aggressively by taking advantage of the lower stock valuations of high-quality growth companies. I expect to continue to do that, especially as opportunities present themselves in attractive small- and mid-cap companies with good long-term outlooks.

Note to shareholders: Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden

Fund number: 342

Trading symbol: FNORX

Start date: November 1, 1995

Size: as of October 31, 2001, more than
$98 million

Manager: Trygve Toraasen, since 1998; associate portfolio manager, Fidelity Nordic Fund, 1997-1998; research analyst, 1994-1998; joined Fidelity in 1994

3

Annual Report

Nordic

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
Sweden	31.9%
Denmark	27.5%
Norway	17.4%
Finland	14.9%
United States of America	6.8%
United Kingdom	1.0%
Luxembourg	0.5%

As of April 30, 2001
Sweden	33.6%
Denmark	29.8%
Finland	17.0%
Norway	14.6%
United States of America	3.0%
United Kingdom	1.2%
Luxembourg	0.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.6	98.0
Short-Term Investments and Net Other Assets	6.4	2.0
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Nokia Corp. (Finland, Communications Equipment)	7.8	10.3
Novo-Nordisk AS Series B (Denmark, Pharmaceuticals)	4.6	4.3
Vestas Wind Systems AS (Denmark, Electrical Equipment)	4.0	4.9
Svenska Handelsbanken AB (A Shares) (Sweden, Banks)	4.0	4.9
Tandberg ASA (Norway, Electronic Equipment & Instruments)	3.9	1.8
Danske Bank AS (Denmark, Banks)	3.9	3.4
Skandia Foersaekrings AB (Sweden, Insurance)	3.5	1.8
DnB Holding ASA (Norway, Banks)	3.5	3.2
Group 4 Falck AS (Denmark, Commercial Services & Supplies)	3.0	2.0
Securitas AB (B Shares) (Sweden, Commercial Services & Supplies)	2.9	2.4
	41.1
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	24.7	27.8
Financials	20.5	19.8
Health Care	19.1	14.5
Information Technology	13.5	19.5
Consumer Discretionary	5.6	4.4
Consumer Staples	3.2	3.9
Energy	3.2	3.1
Materials	3.0	1.9
Telecommunication Services	0.8	3.1

Annual Report

Nordic

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
Denmark - 27.5%
Bang & Olufsen AS Series B	3,762	$ 68,020
Coloplast AS (B Shares)	39,300	2,875,569
Danske Bank AS	257,620	3,816,731
Group 4 Falck AS	24,635	2,919,810
H. Lundbeck AS	63,980	1,632,686
ISS AS (a)	31,785	1,499,211
NEG Micon AS (a)	79,550	2,174,325
Novo-Nordisk AS Series B	110,895	4,499,667
Novozymes AS Series B	71,334	1,440,751
TDC AS	9,030	310,157
Vestas Wind Systems AS	125,030	3,931,547
William Demant Holding AS (a)	71,925	1,878,925
TOTAL DENMARK		27,047,399
Finland - 14.9%
Amer Group PLC (A Shares)	28,900	715,474
Elisa Communications Corp. (A Shares)	46,397	511,669
KCI Konecranes	47,135	1,158,429
Kone Oyj (B Shares)	26,900	1,840,229
Nokia Corp.	372,795	7,646,018
Outokumpu Oyj (A Shares)	101,400	821,568
Stora Enso Oyj (R Shares)	57,800	702,465
Vacon Oyj	119,700	969,839
Wartsila Oyj (B Shares)	17,500	315,088
TOTAL FINLAND		14,680,779
Luxembourg - 0.5%
Metro International SA:
Swedish Depositary Receipt (A Shares) unit (a)	8,130	20,199
Swedish Depositary Receipt (B Shares) unit (a)	37,870	108,290
Stolt Offshore SA (a)	43,310	336,016
TOTAL LUXEMBOURG		464,505
Norway - 17.4%
DnB Holding ASA	903,195	3,412,269
DSND Subsea ASA (a)	164,300	415,664
Gjensidige NOR Sparebank (primary shares certificates)	76,160	2,136,584
Norsk Hydro AS	25,200	960,556
Orkla AS (A Shares)	118,785	1,976,723
ProSafe ASA (a)	101,445	1,277,530
Schibsted AS (B Shares)	113,400	1,013,684
Tandberg ASA (a)	215,685	3,868,148
TGS Nopec Geophysical Co. ASA (a)	78,200	1,099,105
Tomra Systems AS	97,880	974,002
TOTAL NORWAY		17,134,265
Sweden - 31.9%
Assa Abloy AB (B Shares)	214,502	2,443,442
Capio AB (a)	229,760	1,443,257

	Shares	Value (Note 1)
Eniro AB	64,800	$ 452,612
Getinge Industrier AB (B Shares)	98,190	1,353,253
Hennes & Mauritz AB (H&M) (B Shares)	137,540	2,404,929
Karo Bio AB (a)	21,775	677,783
Modern Times Group AB (MTG) (B Shares) (a)	38,900	835,179
Munters AB	129,780	2,019,809
Munters AB (c)	8,300	129,176
Nobel Biocare AB	57,760	2,193,192
Nordea AB	616,700	2,723,261
Observer AB	240,336	991,439
OM AB	56,250	603,841
Perbio Science AB (a)	15,400	205,023
Q-Medical AB (a)	71,260	1,055,595
Readsoft AB (B Shares) (a)	376,160	405,569
Securitas AB (B Shares)	173,025	2,879,397
Skandia Foersaekrings AB	579,435	3,476,795
Svenska Handelsbanken AB (A Shares)	318,516	3,926,914
Swedish Match Co.	225,100	1,160,734
TOTAL SWEDEN		31,381,200
United Kingdom - 1.0%
AstraZeneca PLC (Sweden)	21,450	963,290
United States of America - 0.4%
InFocus Corp. (a)	20,940	405,398
TOTAL COMMON STOCKS (Cost $89,144,038)		92,076,836
Money Market Funds - 5.4%

Fidelity Cash Central Fund, 2.81% (b)	3,367,645	3,367,645
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	1,985,000	1,985,000
TOTAL MONEY MARKET FUNDS (Cost $5,352,645)		5,352,645
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $94,496,683)		97,429,481
NET OTHER ASSETS - 1.0%		1,004,684
NET ASSETS - 100%		$ 98,434,165
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $129,176 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $124,712,844 and $167,822,528, respectively.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $98,819,140. Net unrealized
depreciation aggregated $1,389,659, of which $15,909,239
related to appreciated investment securities and $17,298,898 related to depreciated investment securities.

The Fund hereby designates approximately $1,520,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the Fund had a capital loss carryforward of approximately $16,400,000 all of which will expire on October 31, 2009.
The Fund designates 12% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,950,369) (cost $94,496,683) - See accompanying schedule		$ 97,429,481
Receivable for investments sold		3,855,230
Receivable for fund shares sold		29,629
Dividends receivable		28,598
Interest receivable		11,357
Redemption fees receivable		11
Other receivables		1,129
Total assets		101,355,435
Liabilities
Payable to custodian bank	$ 707,548
Payable for fund shares redeemed	99,576
Accrued management fee	57,394
Other payables and accrued expenses	71,752
Collateral on securities loaned, at value	1,985,000
Total liabilities		2,921,270
Net Assets		$ 98,434,165
Net Assets consist of:
Paid in capital		$ 116,403,386
Undistributed net investment income		291,883
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,200,415)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,939,311
Net Assets, for 5,686,437 shares outstanding		$ 98,434,165
Net Asset Value and redemption price per share ($98,434,165 ÷ 5,686,437 shares)		$17.31
Maximum offering price per share (100/97.00 of $17.31)		$17.85

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 2,223,381
Interest		214,544
Security lending		112,663
		2,550,588
Less foreign taxes withheld		(328,749)
Total income		2,221,839
Expenses
Management fee	$ 1,052,578
Transfer agent fees	448,390
Accounting and security lending fees	89,239
Non-interested trustees' compensation	552
Custodian fees and expenses	140,263
Registration fees	30,509
Audit	35,542
Legal	693
Reports to shareholders	28,608
Miscellaneous	816
Total expenses before reductions	1,827,190
Expense reductions	(96,424)	1,730,766
Net investment income		491,073
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(20,032,066)
Foreign currency transactions	(108,431)	(20,140,497)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(44,930,651)
Assets and liabilities in foreign currencies	5,264	(44,925,387)
Net gain (loss)		(65,065,884)
Net increase (decrease) in net assets resulting from operations		$ (64,574,811)
Other Information Sales charges paid to FDC		$ 61,665

See accompanying notes which are an integral part of the financial statements.

Annual Report

Nordic
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income	$ 491,073	$ 383,124
Net realized gain (loss)	(20,140,497)	1,695,960
Change in net unrealized appreciation (depreciation)	(44,925,387)	14,257,351
Net increase (decrease) in net assets resulting from operations	(64,574,811)	16,336,435
Distributions to shareholders From net investment income	(215,465)	(328,657)
From net realized gain	(1,580,023)	(2,464,859)
Total distributions	(1,795,488)	(2,793,516)
Share transactions Net proceeds from sales of shares	16,335,819	173,779,022
Reinvestment of distributions	1,744,124	2,711,386
Cost of shares redeemed	(54,182,590)	(100,985,399)
Net increase (decrease) in net assets resulting from share transactions	(36,102,647)	75,505,009
Redemption fees	34,729	436,839
Total increase (decrease) in net assets	(102,438,217)	89,484,767
Net Assets
Beginning of period	200,872,382	111,387,615
End of period (including undistributed net investment income of $291,883 and $274,249, respectively)	$ 98,434,165	$ 200,872,382
Other Information Shares
Sold	706,832	5,701,728
Issued in reinvestment of distributions	67,576	101,817
Redeemed	(2,475,319)	(3,368,571)
Net increase (decrease)	(1,700,911)	2,434,974

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 27.19	$ 22.49	$ 16.26	$ 15.94	$ 12.77
Income from Investment Operations
Net investment income C	.07	.05	.07	.03	.10
Net realized and unrealized gain (loss)	(9.71)	5.10	6.14	1.46	3.19
Total from investment operations	(9.64)	5.15	6.21	1.49	3.29
Less Distributions
From net investment income	(.03)	(.06)	-	(.07)	(.05)
From net realized gain	(.22)	(.45)	-	(1.18)	(.10)
Total distributions	(.25)	(.51)	-	(1.25)	(.15)
Redemption fees added to paid in capital	.01	.06	.02	.08	.03
Net asset value, end of period	$ 17.31	$ 27.19	$ 22.49	$ 16.26	$ 15.94
Total Return A, B	(35.72)%	23.21%	38.31%	10.99%	26.24%
Ratios to Average Net Assets D
Expenses before expense reductions	1.26%	1.17%	1.27%	1.35%	1.42%
Expenses net of voluntary waivers, if any	1.26%	1.17%	1.27%	1.35%	1.42%
Expenses net of all reductions	1.20%	1.15%	1.23%	1.35%	1.42%
Net investment income	.34%	.18%	.37%	.20%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 98,434	$ 200,872	$ 111,388	$ 101,858	$ 73,278
Portfolio turnover rate	88%	80%	70%	69%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

|

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	-30.79%	-0.27%	29.57%
Fidelity Pacific Basin (incl. 3.00% sales charge)	-32.87%	-3.27%	25.68%
MSCI AC Pacific Free	-28.47%	-36.26%	-24.04%
MSCI Pacific	-29.56%	-33.66%	-22.87%
Pacific Region Funds Average	-29.79%	-31.87%	13.84%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International All Country Pacific Free Index - a market capitalization-weighted index of approximately 706 stocks traded in twelve Developed and Emerging Pacific-region markets and the performance of the MSCI Pacific Index - a market weighted index of approximately 393 stocks traded in five Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 70 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin	-30.79%	-0.05%	2.62%
Fidelity Pacific Basin (incl. 3.00% sales charge)	-32.87%	-0.66%	2.31%
MSCI AC Pacific Free	-28.47%	-8.61%	-2.71%
MSCI Pacific	-29.56%	-7.88%	-2.56%
Pacific Region Funds Average	-29.79%	-7.97%	0.96%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $12,568 - a 25.68% increase on the initial investment. For comparison, look at how both the MSCI All Country Pacific Free Index and the MSCI Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $7,596 - a 24.04% decrease, and $7,713 - a 22.87% decrease, respectively. As of April 1, 2001, the fund compares its performance to that of the MSCI All Country Pacific Free Index rather than the MSCI Pacific Index. The MSCI All Country Pacific Free Index more closely reflects the fund's investment strategy.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Pacific Basin

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with William Kennedy, Portfolio Manager of Fidelity Pacific Basin Fund

Q. How did the fund perform, Bill?

A. For the 12 months ending October 31, 2001, the fund returned -30.79%, lagging the -29.56% mark posted by the Morgan Stanley Capital International (MSCI) Pacific Index. Effective April 1, 2001, the fund changed the index against which its performance is measured to the MSCI All Country (AC) Pacific Free Index, which returned -28.47%. For the same period, the fund also trailed the -29.79% return of the Pacific region funds average tracked by Lipper Inc.

Q. What is the reason for the index change?

A. The MSCI AC Pacific Free index tracks the same markets as the old index, as well as seven additional Pacific region emerging-markets countries not included in the old index. Thus, the new index is broader in scope and more representative of the fund's investment universe.

Q. Why did the fund trail its benchmarks?

A. Stock selection in Japan was the primary detractor from relative performance. Exporters were one area of emphasis, a strategy that worked well until late in the period, when the terrorist attacks of September 11 raised doubts about the timetable for a U.S. economic recovery. While investors were questioning the prospects for U.S. demand for Japanese goods and services, the yen briefly surged against the U.S. dollar, and the combination badly damaged most export-related stocks. Banks were another negative influence on relative performance. With valuations historically low and the Koizumi government attempting to push through banking reforms, some Japanese banks looked attractive to me. However, advancement of the prime minister's reform agenda was sidetracked by the terrorist attacks, and bank stocks sold off sharply as a result.

Q. How did the fund's positioning change during the period?

A. After September 11, I was more aggressive about increasing positions in selected Japanese exporters that likely would benefit from a U.S. recovery. Earlier in the period, I shifted to a more defensive positioning in Hong Kong stocks, scaling back exposure to property companies and increasing the fund's holdings of utilities. Despite lower interest rates, the property market in Hong Kong continued to be soft, in part because weakness in the Japanese yen put downward pressure on asset prices in Hong Kong. The fund's overweighting in Hong Kong property stocks detracted from relative performance during the first half of the period. Finally, I added to the fund's holdings of South Korean banks around the beginning of the year, when those stocks were depressed by news of bad loans to a large semiconductor company.

Q. What stocks helped the fund's performance?

A. Cochlear Ltd., an Australian maker of implants that enable chronically deaf individuals to hear, was the top contributor. The company had an approximately 65% market share and continued to gain ground on competitors due to its superior technology. Dr. Reddy's Labs, an Indian pharmaceutical company, was another holding that aided performance. The company benefited from low labor costs, a healthy U.S. market for its generic drugs and a promising pipeline of its own proprietary products. Billabong International, an Australian maker of surfwear products and skateboard apparel, profited from the popularity of its clothing lines and lucrative agreements with retail chains such as Pacific Sunwear.

Q. What stocks were detrimental to performance?

A. Toyota and Sony, two major Japanese exporters, exemplified the difficult export environment I mentioned earlier. Another detractor was Nomura Holdings, a Japanese brokerage firm. The stock was hurt by lower trading volume due to falling stock prices during the period. Toyoda Gosei, a maker of LEDs - light-emitting diodes - struggled due to the slowdown in cellular handset purchases and a patent infringement lawsuit. The fund did not own Toyoda Gosei at the end of the period.

Q. What's your outlook, Bill?

A. Although it's been a difficult 12 months for growth stocks worldwide, I think it's important to stick with the fund's strategy of investing in high-quality growth companies at reasonable prices. I will be watching for an opportunity to boost the fund's holdings of export-driven stocks, which for me will be triggered by more concrete signs of a bottom in the current slowdown. I'll also be particularly alert to opportunities in Australia, as stockpicking there has been especially gratifying lately. Finally, I'll be following the compelling restructuring stories occurring all across the Pacific Basin, as the region moves toward a more market-driven, shareholder-friendly environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers

Fund number: 302

Trading symbol: FPBFX

Start date: October 1, 1986

Size: as of October 31, 2001, more than
$303 million

Manager: William Kennedy, since 1998; manager, Fidelity Advisor Japan Fund, since 2000; Hong Kong research director, 1996-1998; analyst, regional power sector and Indian companies, 1994-1996; joined Fidelity in 1994

3

Annual Report

Pacific Basin

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
Japan	54.6%
Australia	12.2%
Hong Kong	8.2%
United States of America	6.9%
Korea (South)	6.4%
Taiwan	4.9%
Singapore	2.2%
India	1.8%
Malaysia	1.1%
Other	1.7%

As of April 30, 2001
Japan	55.5%
Hong Kong	14.1%
Australia	10.8%
Taiwan	5.4%
Korea (South)	4.8%
United States of America	3.6%
Singapore	3.6%
India	0.8%
Malaysia	0.6%
Other	0.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.1	96.6
Short-Term Investments and Net Other Assets	6.9	3.4
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Japan, Automobiles)	3.5	4.3
Takeda Chemical Industries Ltd. (Japan, Pharmaceuticals)	2.9	1.9
Nomura Holdings, Inc. (Japan, Diversified Financials)	2.2	3.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	2.0	1.4
News Corp. Ltd. (Australia, Media)	1.8	1.8
Nissan Motor Co. Ltd. (Japan, Automobiles)	1.8	2.6
Nintendo Co. Ltd. (Japan, Household Durables)	1.7	1.0
Sumitomo Mitsui Banking Corp. (Japan, Banks)	1.7	1.6
Mizuho Holdings, Inc. (Japan, Banks)	1.6	1.0
National Australia Bank Ltd. (Australia, Banks)	1.5	1.1
	20.7
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.7	31.7
Consumer Discretionary	18.8	22.6
Information Technology	18.7	21.7
Health Care	8.3	4.9
Consumer Staples	5.6	3.2
Industrials	5.1	4.1
Telecommunication Services	4.8	4.8
Materials	2.6	2.1
Utilities	1.0	1.0
Energy	0.5	0.5

Annual Report

Pacific Basin

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
Australia - 12.2%
AMP Ltd.	365,446	$ 3,322,886
Australia & New Zealand Banking Group Ltd.	123,000	1,105,389
Australian Gas Light Co.	144,888	648,127
BHP Ltd.	892,785	4,016,182
Billabong International Ltd.	584,200	2,331,371
Brambles Industries Ltd.	144,308	791,796
BRL Hardy Ltd.	202,415	1,096,446
Cochlear Ltd.	73,000	1,857,074
Coles Myer Ltd.	200,400	768,241
Commonwealth Bank of Australia	76,535	1,148,924
Fosters Group Ltd.	520,876	1,270,236
Macquarie Infrastructure Group	325,612	623,303
Mayne Nickless Ltd.	169,062	634,479
National Australia Bank Ltd.	304,245	4,685,263
News Corp. Ltd.	789,904	5,434,540
Perpetual Trustees Australia Ltd.	100,200	1,919,542
Publishing & Broadcasting Ltd.	249,141	1,143,600
QBE Insurance Group Ltd.	160,881	561,634
Tabcorp Holdings Ltd.	253,193	1,272,909
Telstra Corp. Ltd.	565,704	1,416,318
Westfield Holdings Ltd.	131,200	1,121,780
TOTAL AUSTRALIA		37,170,040
Cayman Islands - 0.2%
Greencool Technology Holdings Ltd.	1,412,100	570,282
China - 0.4%
Travelsky Technology Ltd. (H Shares)	1,781,000	1,335,776
Hong Kong - 8.2%
Amoy Properties Ltd.	363,000	376,969
Asia Satellite Telecommunications Holdings Ltd.	140,000	178,593
ASM Pacific Technology Ltd.	733,000	1,024,340
Cheung Kong Holdings Ltd.	171,000	1,446,951
China Mobile (Hong Kong) Ltd. (a)	1,193,000	3,631,492
CNOOC Ltd.	1,547,500	1,517,770
Esprit Holdings Ltd.	1,334,000	1,402,437
Hang Seng Bank Ltd.	360,600	3,617,627
Hong Kong Electric Holdings Ltd.	94,000	356,725
Hong Kong Exchanges & Clearing Ltd.	530,000	710,078
Hutchison Whampoa Ltd.	443,700	3,598,021
JCG Holdings Ltd.	2,606,000	1,478,432
Johnson Electric Holdings Ltd.	300,000	261,543
Kowloon Motor Bus Holdings Ltd.	270,400	1,026,153
Sun Hung Kai Properties Ltd.	392,000	2,402,303
Television Broadcasts Ltd.	619,000	1,825,292
TOTAL HONG KONG		24,854,726
India - 1.8%
Dr. Reddy's Laboratories Ltd.	180,438	3,929,856
Housing Development Finance Corp. Ltd.	95,351	1,387,249
TOTAL INDIA		5,317,105

	Shares	Value (Note 1)
Indonesia - 0.4%
PT Hanjaya Mandala Sampoerna Tbk	4,230,500	$ 1,211,594
Japan - 54.6%
Advantest Corp.	40,300	2,073,418
Aeon Credit Service Ltd.	22,000	1,293,589
Aoyama Trading Co. Ltd.	81,000	972,397
Asahi Bank Ltd.	1,492,000	1,486,517
Asahi Breweries Ltd.	187,000	1,951,703
Bridgestone Corp.	122,000	1,149,759
Canon, Inc.	110,000	3,219,700
Chiba Bank Ltd.	207,000	797,909
Credit Saison Co. Ltd.	102,100	2,443,063
CSK Corp.	46,200	1,173,393
Daiichi Pharmaceutical Co. Ltd.	146,000	3,427,930
Daiwa Bank Ltd.	888,000	920,996
Daiwa Securities Group, Inc.	480,000	3,135,974
East Japan Railway Co.	234	1,362,532
Fancl Corp.	30,300	1,462,417
Fuji Photo Film Co. Ltd.	78,000	2,573,459
Fuji Soft ABC, Inc.	30,200	1,267,685
Fujitsu Ltd.	209,000	1,546,378
Heiwa Corp.	29,600	568,069
Hino Motors Ltd. (a)	222,000	803,152
Hitachi Chemical Co. Ltd.	77,000	628,199
Hitachi Information Systems Co. Ltd.	27,700	850,568
Honda Motor Co. Ltd.	27,800	1,009,140
Hoya Corp.	49,100	2,931,164
Ines Corp.	80,700	740,766
Ito-Yokado Co. Ltd.	56,000	2,469,580
JAFCO Co. Ltd.	59,200	3,824,190
Japan Medical Dynamic Marketing, Inc.	36,300	1,096,856
Japan Real Estate Investment Corp.	407	1,801,503
Japan Telecom Co. Ltd.	727	2,273,916
Japan Tobacco, Inc.	288	1,881,584
Kao Corp.	181,000	4,286,648
Kappa Create Co. Ltd.	14,900	878,546
Kobayashi Pharmaceutical Co. Ltd.	6,400	258,718
Konami Corp.	91,700	2,853,222
Kose Corp.	21,480	698,166
Kyocera Corp.	30,800	2,137,520
Matsushita Electric Industrial Co. Ltd.	123,000	1,466,160
Mitsubishi Tokyo Finance Group, Inc.	147	1,101,030
Mizuho Holdings, Inc.	1,636	4,943,406
Murata Manufacturing Co. Ltd.	35,800	2,245,357
NEC Corp.	159,000	1,441,323
Nichicon Corp.	86,000	924,965
Nidec Corp.	47,100	1,838,612
Nikko Cordial Corp.	313,000	1,689,612
Nikon Corp.	48,000	368,869
Nintendo Co. Ltd.	33,100	5,103,536
Nippon Foundry, Inc. (a)	144	870,233
Nippon Telegraph & Telephone Corp.	200	836,400
Nissan Fire & Marine Insurance Co.	212,000	1,056,105
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nissan Motor Co. Ltd.	1,232,000	$ 5,433,075
Nomura Holdings, Inc.	506,000	6,653,002
NTT DoCoMo, Inc.	44	596,488
Office Building Fund of Japan, Inc.	336	1,569,555
Okumura Corp.	296,000	1,027,358
ORIX Corp.	38,200	3,341,135
Ricoh Co. Ltd.	148,000	2,465,660
Rohm Co. Ltd.	28,100	2,990,143
Sammy Corp. (a)	13,300	372,552
Sankyo Co. Ltd.	146,000	2,837,730
Shimachu Co. Ltd.	10,100	149,953
Shin-Etsu Chemical Co. Ltd.	101,600	3,343,798
Skylark Co. Ltd.	1,000	25,235
SMC Corp.	10,600	913,271
Sony Corp.	57,400	2,192,680
SRL, Inc.	122,000	1,185,627
Starbucks Coffee Japan Ltd.	3,842	2,262,215
Sumitomo Mitsui Banking Corp.	813,000	5,026,060
Sumitomo Trust & Banking Ltd.	229,000	1,275,443
Takeda Chemical Industries Ltd.	182,000	8,813,884
Takefuji Corp.	13,130	1,089,431
Terumo Corp.	78,100	1,291,568
The Suruga Bank Ltd.	127,000	881,584
THK Co. Ltd.	102,100	1,364,113
Tokyo Electric Power Co.	62,200	1,544,206
Tokyo Electron Ltd.	102,400	4,206,386
Toyota Motor Corp.	441,900	10,718,194
Yamada Denki Co. Ltd.	19,700	1,287,056
Yamato Transport Co. Ltd.	57,000	1,068,314
Yasuda Fire & Marine Insurance Co. Ltd.	227,000	1,629,506
TOTAL JAPAN		165,691,156
Korea (South) - 6.4%
Hana Bank	169,000	1,315,607
Honam Petrochemical Corp.	91,540	638,156
Hyundai Mobis	94,700	1,063,632
Hyundai Motor Co. Ltd.	81,730	1,316,796
Kookmin Bank	181,760	2,815,800
Kookmin Credit Card Co. Ltd.	82,930	2,222,600
Korea Electric Power Corp.	34,900	551,479
Pacific Corp.	20,600	1,436,095
Samsung Electronics Co. Ltd.	22,490	3,022,474
Shinsegae Co. Ltd.	13,280	945,338
SK Telecom Co. Ltd.	21,900	4,164,561
TOTAL KOREA (SOUTH)		19,492,538
Malaysia - 1.1%
Amway (Malaysia) Holdings BHD	111,000	139,042
British American Tobacco (Malaysia) BHD	124,000	1,117,632

	Shares	Value (Note 1)
Malayan Banking BHD	330,000	$ 616,579
Public Bank BHD (For. Reg.)	244,400	169,151
Tanjong PLC	643,000	1,412,908
TOTAL MALAYSIA		3,455,312
New Zealand - 0.4%
The Warehouse Group Ltd.	428,700	1,146,526
Singapore - 2.2%
Chartered Semiconductor Manufacturing Ltd. (a)	290,000	556,622
Datacraft Asia Ltd.	220,000	712,800
Great Eastern Holdings Ltd.	271,000	1,352,399
Oversea-Chinese Banking Corp. Ltd.	222,000	1,278,311
Singapore Technologies Engineering Ltd.	1,047,000	1,182,791
United Overseas Bank Ltd.	219,675	1,228,783
Venture Manufacturing (Singapore) Ltd.	58,000	306,937
TOTAL SINGAPORE		6,618,643
Taiwan - 4.9%
Asustek Computer, Inc.	543,500	1,858,928
Fubon Commercial Bank	1,429,070	613,050
Hon Hai Precision Industries Co. Ltd.	230,360	854,669
Taiwan Semiconductor Manufacturing Co. Ltd.	3,489,040	6,169,027
United Microelectronics Corp.	5,251,865	4,323,274
Yuanta Core Pacific Securities Co. Ltd.	2,562,700	1,129,074
TOTAL TAIWAN		14,948,022
Thailand - 0.3%
Advanced Info Service PCL (For. Reg.)	844,600	783,961
Shin Corp. PCL (For. Reg.) (a)	666,000	230,888
TelecomAsia Corp. PCL (a)	1	0
TelecomAsia Corp. PCL rights 4/30/08	206,113	0
TOTAL THAILAND		1,014,849
TOTAL COMMON STOCKS (Cost $314,647,647)		282,826,569
Money Market Funds - 3.9%

Fidelity Cash Central Fund, 2.81% (b)	10,401,989	10,401,989
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	1,248,849	1,248,849
TOTAL MONEY MARKET FUNDS (Cost $11,650,838)		11,650,838
TOTAL INVESTMENT PORTFOLIO - 97.0% (Cost $326,298,485)		294,477,407
NET OTHER ASSETS - 3.0%		9,194,613
NET ASSETS - 100%		$ 303,672,020
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $464,338,229 and $511,219,217, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $45,365 for the period.
The fund participated in the security lending program during the period. At period end the fund also received as collateral U.S. Treasury obligations valued at $837,786.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $330,933,713. Net unrealized depreciation aggregated $36,456,306, of which $23,834,873 related to appreciated investment securities and $60,291,179 related to depreciated investment securities.

The fund hereby designates approximately $26,653,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $63,443,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,981,195) (cost $326,298,485) - See accompanying schedule		$ 294,477,407
Foreign currency held at value (cost $3,034,652)		3,047,284
Receivable for investments sold		8,406,515
Receivable for fund shares sold		287,140
Dividends receivable		491,937
Interest receivable		18,623
Redemption fees receivable		66
Other receivables		85,338
Total assets		306,814,310
Liabilities
Payable for investments purchased	$ 1,087,828
Payable for fund shares redeemed	328,535
Accrued management fee	270,264
Other payables and accrued expenses	206,814
Collateral on securities loaned, at value	1,248,849
Total liabilities		3,142,290
Net Assets		$ 303,672,020
Net Assets consist of:
Paid in capital		$ 405,329,923
Distributions in excess of net investment income		(1,111,198)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(68,733,094)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(31,813,611)
Net Assets, for 23,199,204 shares outstanding		$ 303,672,020
Net Asset Value and redemption price per share ($303,672,020 ÷ 23,199,204 shares)		$13.09
Maximum offering price per share (100/97.00 of $13.09)		$13.49

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 4,759,910
Interest		1,136,255
Security lending		65,288
		5,961,453
Less foreign taxes withheld		(554,694)
Total income		5,406,759
Expenses
Management fee Basic fee	$ 2,943,965
Performance adjustment	955,962
Transfer agent fees	1,367,198
Accounting and security lending fees	245,488
Non-interested trustees compensation	541
Custodian fees and expenses	267,423
Registration fees	33,385
Audit	45,670
Legal	4,203
Reports to shareholders	95,954
Miscellaneous	6,693
Total expenses before reductions	5,966,482
Expense reductions	(123,194)	5,843,288
Net investment income (loss)		(436,529)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(62,874,618)
Foreign currency transactions	(392,412)	(63,267,030)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(83,753,802)
Assets and liabilities in foreign currencies	95,239	(83,658,563)
Net gain (loss)		(146,925,593)
Net increase (decrease) in net assets resulting from operations		$ (147,362,122)
Other Information Sales Charges Paid to FDC		$ 44,591
Deferred sales charges withheld by FDC		$ 4,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pacific Basin
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income (loss)	$ (436,529)	$ (3,158,495)
Net realized gain (loss)	(63,267,030)	88,999,131
Change in net unrealized appreciation (depreciation)	(83,658,563)	(132,157,783)
Net increase (decrease) in net assets resulting from operations	(147,362,122)	(46,317,147)
Distributions to shareholders From net investment income	(26,811,105)	-
In excess of net investment income	-	(9,139,090)
From net realized gain	(5,605,958)	-
Total distributions	(32,417,063)	(9,139,090)
Share transactions Net proceeds from sales of shares	117,154,584	614,678,244
Reinvestment of distributions	31,495,679	8,972,789
Cost of shares redeemed	(182,738,873)	(713,633,183)
Net increase (decrease) in net assets resulting from share transactions	(34,088,610)	(89,982,150)
Redemption fees	770,666	2,326,690
Total increase (decrease) in net assets	(213,097,129)	(143,111,697)
Net Assets
Beginning of period	516,769,149	659,880,846
End of period (including under (over) distribution of net investment income of $(1,111,198) and $27,938,404, respectively.)	$ 303,672,020	$ 516,769,149
Other Information Shares
Sold	7,290,750	23,840,559
Issued in reinvestment of distributions	1,759,535	352,256
Redeemed	(11,288,313)	(28,114,949)
Net increase (decrease)	(2,238,028)	(3,922,134)

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 20.32	$ 22.48	$ 11.89	$ 13.41	$ 14.65
Income from Investment Operations
Net investment income (loss) C	(.02)	(.10)	(.04)	(.02)	(.01)
Net realized and unrealized gain (loss)	(5.91)	(1.86)	10.62	(1.26)	(1.16)
Total from investment operations	(5.93)	(1.96)	10.58	(1.28)	(1.17)
Less Distributions
From net investment income	(1.10)	-	-	-	(.01)
In excess of net investment income	-	(.28)	(.02)	(.25)	(.07)
From net realized gain	(.23)	-	-	-	-
Total distributions	(1.33)	(.28)	(.02)	(.25)	(.08)
Redemption fees added to paid in capital	.03	.08	.03	.01	.01
Net asset value, end of period	$ 13.09	$ 20.32	$ 22.48	$ 11.89	$ 13.41
Total Return A, B	(30.79)%	(8.61)%	89.36%	(9.52)%	(7.97)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.48%	1.25%	1.37%	1.73%	1.32%
Expenses net of voluntary waivers, if any	1.48%	1.25%	1.37%	1.73%	1.32%
Expenses net of all reductions	1.45%	1.22%	1.36%	1.72%	1.31%
Net investment income (loss)	(.11)%	(.42)%	(.24)%	(.16)%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 303,672	$ 516,769	$ 659,881	$ 195,464	$ 239,517
Portfolio turnover rate	123%	144%	101%	57%	42%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Southeast Asia	-22.49%	-35.10%	-2.63%
Fidelity Southeast Asia (incl. 3.00% sales charge)	-24.81%	-37.05%	-5.55%
MSCI AC Far East Free ex-Japan	-25.18%	-54.98%	-24.52%
Pacific Region ex-Japan Funds Average	-22.80%	-41.00%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International All Country (MSCI AC) Far East Free ex-Japan Index - a market capitalization-weighted index of over 369 stocks traded in nine Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Southeast Asia	-22.49%	-8.28%	-0.31%
Fidelity Southeast Asia (incl. 3.00% sales charge)	-24.81%	-8.84%	-0.67%
MSCI AC Far East Free ex-Japan	-25.18%	-14.75%	-3.24%
Pacific Region ex-Japan Funds Average	-22.80%	-10.68%	n/a *

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $9,445 - a 5.55% decrease on the initial investment. For comparison, look at how the MSCI AC Far East Free ex-Japan Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $7,548 - a 24.52% decrease.

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Southeast Asia

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Allan Liu, Portfolio Manager of Fidelity Southeast Asia Fund

Q. How did the fund perform, Allan?

A. The fund outperformed its benchmarks amid continued volatility in share prices. For the 12 months ending October 31, 2001, the fund returned -22.49%, beating the -25.18% return of the Morgan Stanley Capital International All Country Far East Free ex-Japan Index. The fund's return also compared favorably with the -22.80% mark posted by the Pacific region ex-Japan funds average monitored by Lipper Inc.

Q. Why did the fund outperform the index and the Lipper average?

A. I reduced the fund's holdings of technology, telecommunications and other export-driven stocks because their growth prospects steadily deteriorated as global economies lost momentum. At the same time, I boosted the fund's exposure to stocks primarily dependent on their respective domestic economies. My rationale was that a sluggish U.S. economy would generate weaker demand for foreign goods and services, hurting Southeast Asian exporters. Cosmetics, beverages and department stores were some of the domestic industries that I found appealing, and South Korea was one area of focus geographically. The South Korean economy was not immune to the worldwide slowdown, but growth remained somewhere in the 2% to 3% range at the end of the period. In contrast, gross domestic product - the total value of goods and services produced in the United States - showed a decline of 0.4% in the third quarter. The fund's overweighting of financial stocks also helped relative performance. In that case, I concentrated on a number of solid banks in South Korea, Singapore and Hong Kong.

Q. What stocks did well for the fund?

A. Amoy Properties, a Hong Kong real estate stock, was the top contributor. The company's strong balance sheet enabled it to increase its portfolio of properties at attractive prices during the period. Another holding that helped our performance was Guoco Group, a Hong Kong holding company that recently sold its interest in Dao Heng Bank and was trading below the expected cash value generated from this transaction near the end of the period. H&CB (Housing & Commercial Bank), a leading consumer bank in South Korea, benefited from its ability to take market share from less competitive government banks.

Q. What holdings detracted from performance?

A. The two largest detractors were China Mobile and Hutchison Whampoa, both listed on the Hong Kong stock exchange. These stocks were victims of the telecommunications meltdown that has taken place in the past 18 months. Although China Mobile fell in sympathy with other wireless telecommunications stocks, the company continued to reap the benefits of a strong cash flow from its second-generation technology and had no immediate plans to invest in the more costly third-generation - 3G - systems. Along with a number of other major wireless providers worldwide, Hutchison Whampoa suffered from the generally unfavorable market conditions and concerns about the costs associated with 3G technology, but the company's strong balance sheet should enable it to absorb these costs with little difficulty, in my opinion. Li & Fung, a Hong Kong distributor of clothing and hard goods, was derated, or assigned a lesser value, as investors worried about shrinking profit margins due to weak global demand.

Q. What's your outlook, Allan?

A. Over the near term, my strategy is to focus on stocks in the stronger economies in the region, such as South Korea, Hong Kong, Singapore and Taiwan. Valuations are as attractive as I've seen them in the past decade or so, and it's possible that these economies have seen the worst of the current slowdown. In addition to this defensive tactic, I continue to have the fund positioned in certain globally competitive exporters that continue to grow their revenues and market share even in this uncertain environment. These companies should be major beneficiaries of a worldwide recovery. I can't predict when the recovery will occur, but the Federal Reserve Board's aggressive reductions in short-term interest rates should eventually help to turn around the U.S. economy and trigger stronger growth in Southeast Asia.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Goal: long-term capital appreciation by investing mainly in equity securities of Southeast Asian issuers

Fund number: 351

Trading symbol: FSEAX

Start date: April 19, 1993

Size: as of October 31, 2001, more than $206 million

Manager: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined Fidelity in 1987

3

Annual Report

Southeast Asia

Investment Changes

Geographic Diversification (% of fund's net assets)
As of October 31, 2001
Hong Kong	35.7%
Korea (South)	29.3%
Singapore	9.9%
Taiwan	9.0%
United States of America	6.5%
Malaysia	3.5%
United Kingdom	2.5%
China	1.7%
Thailand	1.1%
Other	0.8%

As of April 30, 2001
Hong Kong	47.0%
Korea (South)	17.4%
Taiwan	16.9%
Singapore	10.9%
United Kingdom	3.2%
Malaysia	2.0%
United States of America	1.1%
Thailand	0.6%
China	0.6%
Other	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.5	98.9
Short-Term Investments and Net Other Assets	6.5	1.1
Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	7.5	9.2
Cheung Kong Holdings Ltd. (Hong Kong, Real Estate)	4.4	6.5
Samsung Electronics Co. Ltd. (Korea (South), Semiconductor Equipment & Products)	4.1	5.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	3.8	4.1
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.8	6.1
SK Telecom Co. Ltd. (Korea (South), Wireless Telecommunication Services)	3.7	3.7
Guoco Group Ltd. (Hong Kong, Banks)	3.3	1.0
United Overseas Bank Ltd. (Singapore, Banks)	3.1	1.3
Sun Hung Kai Properties Ltd. (Hong Kong, Real Estate)	2.8	3.5
HSBC Holdings PLC (Hong Kong) (Reg.) (United Kingdom, Banks)	2.5	3.2
	39.0
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.8	46.6
Information Technology	13.9	24.2
Industrials	12.8	4.6
Consumer Discretionary	10.0	8.0
Telecommunication Services	9.5	11.9
Consumer Staples	6.1	1.3
Utilities	3.1	2.2
Energy	1.9	0.0
Materials	1.0	0.1
Health Care	0.4	0.0

Annual Report

Southeast Asia

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
Cayman Islands - 0.2%
Convenience Retail Asia Ltd.	1,000,000	$ 314,109
China - 1.7%
Qingling Motors Co. Ltd. Class H	8,800,000	1,545,671
SINOPEC Yizheng Chemical Fiber Co. Ltd. (H Shares)	2,484,000	305,729
Travelsky Technology Ltd. (H Shares)	2,132,000	1,599,031
Tsingtao Brewery Co. Ltd. (H Shares)	534,000	143,772
TOTAL CHINA		3,594,203
Hong Kong - 35.7%
Amoy Properties Ltd.	4,000,000	4,153,926
Beijing Capital International Airport Co. Ltd. (H Shares)	3,400,000	836,939
Cheung Kong Holdings Ltd.	1,060,000	8,969,403
China Insurance International Holdings Co. Ltd.	3,062,000	1,472,144
China Mobile (Hong Kong) Ltd. (a)	2,544,000	7,743,935
China Resources Beijing Land Ltd.	1,000,000	256,415
China Unicom Ltd. (a)	720,000	669,244
CLP Holdings Ltd.	784,000	2,960,159
CNOOC Ltd.	3,400,000	3,334,680
Dairy Farm International Holdings Ltd. (a)	300	183
Denway Motors Ltd.	10,800,000	3,600,069
Guangzhou Investment Co. Ltd. (a)	12,200,000	938,480
Guoco Group Ltd.	1,029,000	6,794,169
Hang Seng Bank Ltd.	390,300	3,915,585
Hong Kong Electric Holdings Ltd.	378,000	1,434,489
Hong Kong Exchanges & Clearing Ltd.	700,000	937,839
Hutchison Whampoa Ltd.	1,893,700	15,356,253
Jusco Stores (Hong Kong) Co. Ltd.	404,000	88,571
Li & Fung Ltd.	2,238,000	2,137,618
Sun Hung Kai Properties Ltd.	952,310	5,836,063
Television Broadcasts Ltd.	368,000	1,085,149
Tingyi (Cayman Island) Holding Corp.	3,100,000	457,060
Wong's International Holdings Ltd.	1,600,000	600,012
TOTAL HONG KONG		73,578,385
Indonesia - 0.6%
PT Hanjaya Mandala Sampoerna Tbk	4,600,000	1,317,417
PT Lippo Bank Tbk:
rights (a)	36,000,000	0
warrants 5/1/02 (a)	36,000,000	0
TOTAL INDONESIA		1,317,417
Korea (South) - 27.1%
Cheil Communications, Inc.	5,800	516,654
Daelim Industrial Co.	95,000	816,808
H&CB	185,123	4,839,581
Hana Bank	145,000	1,128,776
Handsome Co. Ltd.	70,000	307,436
Hite Brewery Co. Ltd.	24,000	873,741
Hyundai Department Store Co. Ltd.	148,000	1,834,236
Kangwon Land, Inc.	3,290	424,310

	Shares	Value (Note 1)
Keumkang Ltd.	30,230	$ 1,966,940
Kook Soon Dang Co. Ltd.	31,841	654,824
Kookmin Bank	217,000	3,361,734
Kookmin Credit Card Co. Ltd.	64,493	1,728,472
KorAm Bank Ltd. (a)	80,000	485,205
Korea Electric Power Corp.	130,000	2,054,221
Korea Telecom	57,000	2,211,475
Korean Reinsurance Co. Ltd.	8,850	128,478
LG Chemical Ltd.	105,000	1,301,316
LG Engineering & Construction Co. Ltd.	129,000	1,149,109
LG Household & Health Care Ltd.	67,970	1,476,807
Lotte Chilsung Beverage Co. Ltd.	5,400	1,284,120
Pacific Corp.	24,130	1,682,184
S-Oil Corp.	19,000	596,785
Samsung Electronics Co. Ltd.	62,334	8,377,184
Samsung Fire & Marine Insurance Co. Ltd.	112,000	3,513,554
Samsung Securities Co. Ltd. (a)	76,500	1,988,051
Samyoung Heat Exchanger Co.	30,000	557,707
Shinsegae Co. Ltd.	30,550	2,174,705
SK Telecom Co. Ltd.	39,600	7,530,438
Yuhan Corp.	15,000	761,038
TOTAL KOREA (SOUTH)		55,725,889
Malaysia - 3.5%
AMMB Holdings BHD	400,000	292,632
British American Tobacco (Malaysia) BHD	232,000	2,091,053
Commerce Asset Holding BHD	390,000	687,632
DiGi.com BHD (a)	18,344	20,082
Malayan Banking BHD	410,000	766,053
Malaysia Airports Holdings BHD	350,000	169,474
New Straits Times Press BHD	290,000	265,579
Public Bank BHD (For. Reg.)	1,040,000	719,789
Tanjong PLC	1,040,000	2,285,263
TOTAL MALAYSIA		7,297,557
Singapore - 9.9%
Datacraft Asia Ltd.	138,400	448,416
DBS Group Holdings Ltd.	459,605	2,621,273
Delgro Corp. Ltd.	300,000	399,781
Great Eastern Holdings Ltd.	400,000	1,996,161
Oversea-Chinese Banking Corp. Ltd.	532,000	3,063,340
Sembcorp Marine Ltd.	1,050,000	503,839
Singapore Press Holdings Ltd.	60,076	520,538
Singapore Technologies Engineering Ltd.	1,926,175	2,175,991
SMRT Corp. Ltd.	2,466,000	1,027,782
United Overseas Bank Ltd.	1,155,280	6,462,219
Want Want Holdings Ltd.	609,000	1,077,930
TOTAL SINGAPORE		20,297,270
Taiwan - 9.0%
Asustek Computer, Inc.	745,140	2,548,595
Compal Electronics, Inc.	421,250	335,779
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
Far Eastern Textile Ltd.	2,203,938	$ 638,823
Hon Hai Precision Industries Co. Ltd.	256,772	952,661
President Chain Store Corp.	790,500	1,477,891
Quanta Computer, Inc.	637,500	1,367,391
Taiwan Semiconductor Manufacturing Co. Ltd.	4,448,644	7,865,718
United Microelectronics Corp.	4,121,331	3,392,632
TOTAL TAIWAN		18,579,490
Thailand - 1.1%
Advanced Info Service PCL (For. Reg.)	1,210,000	1,123,127
Land & House PCL (For. Reg.) (a)	459,200	344,066
National Petrochemical PCL (For. Reg.)	1,000,000	687,766
TOTAL THAILAND		2,154,959
United Kingdom - 2.5%
HSBC Holdings PLC (Hong Kong) (Reg.)	474,350	5,218,799
TOTAL COMMON STOCKS (Cost $169,319,897)		188,078,078
Nonconvertible Preferred Stocks - 2.2%

Korea (South) - 2.2%
Hyundai Motor Co. Ltd.	434,000	2,891,091
KorAm Bank Ltd. (a)	90,000	501,936
Samsung Electronics Co. Ltd.	19,000	1,084,663
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $4,722,085)		4,477,690
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 2.81% (b) (Cost $11,927,634)	11,927,634	11,927,634
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $185,969,616)		204,483,402
NET OTHER ASSETS - 0.7%		1,528,198
NET ASSETS - 100%		$ 206,011,600
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $227,922,458 and $251,594,547, respectively.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $186,593,742. Net unrealized appreciation aggregated $17,889,660, of which $31,625,835 related to appreciated investment securities and $13,736,175 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $122,419,000 of which $92,704,000, $324,000 and $29,391,000 of which will expire on October 31, 2006, 2007 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $185,969,616) - See accompanying schedule		$ 204,483,402
Foreign currency held at value (cost $2,664,641)		2,666,975
Receivable for investments sold		1,051,640
Receivable for fund shares sold		367,675
Dividends receivable		71,283
Interest receivable		26,996
Redemption fees receivable		1
Other receivables		55,564
Total assets		208,723,536
Liabilities
Payable to custodian bank	$ 300
Payable for investments purchased	2,207,132
Payable for fund shares redeemed	109,047
Accrued management fee	178,442
Other payables and accrued expenses	217,015
Total liabilities		2,711,936
Net Assets		$ 206,011,600
Net Assets consist of:
Paid in capital		$ 309,985,299
Undistributed net investment income		567,930
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(123,058,128)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,516,499
Net Assets, for 22,641,083 shares outstanding		$ 206,011,600
Net Asset Value and redemption price per share ($206,011,600 ÷ 22,641,083 shares)		$9.10
Maximum offering price per share (100/97.00 of $9.10)		$9.38

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 4,999,535
Interest		287,012
Security lending		10,318
		5,296,865
Less foreign taxes withheld		(695,574)
Total income		4,601,291
Expenses
Management fee Basic fee	$ 1,905,138
Performance adjustment	659,736
Transfer agent fees	853,638
Accounting and security lending fees	158,397
Non-interested trustees' compensation	44
Custodian fees and expenses	324,414
Registration fees	36,594
Audit	53,920
Legal	3,484
Reports to shareholders	52,557
Miscellaneous	5,976
Total expenses before reductions	4,053,898
Expense reductions	(77,107)	3,976,791
Net investment income		624,500
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(25,536,612)
Foreign currency transactions	(254,128)	(25,790,740)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(37,995,097)
Assets and liabilities in foreign currencies	370,273	(37,624,824)
Net gain (loss)		(63,415,564)
Net increase (decrease) in net assets resulting from operations		$ (62,791,064)
Other Information Sales charges paid to FDC		$ 46,472

See accompanying notes which are an integral part of the financial statements.

Annual Report

Southeast Asia
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended October 31, 2001	Year ended October 31, 2000
Operations Net investment income (loss)	$ 624,500	$ (1,021,964)
Net realized gain (loss)	(25,790,740)	46,901,232
Change in net unrealized appreciation (depreciation)	(37,624,824)	(44,232,039)
Net increase (decrease) in net assets resulting from operations	(62,791,064)	1,647,229
Distributions to shareholders from net investment income	-	(596,056)
Share transactions Net proceeds from sales of shares	63,723,729	186,667,900
Reinvestment of distributions	-	573,854
Cost of shares redeemed	(86,213,031)	(258,865,487)
Net increase (decrease) in net assets resulting from share transactions	(22,489,302)	(71,623,733)
Redemption fees	293,476	889,166
Total increase (decrease) in net assets	(84,986,890)	(69,683,394)
Net Assets
Beginning of period	290,998,490	360,681,884
End of period (including undistributed net investment income of $567,930 and $0, respectively)	$ 206,011,600	$ 290,998,490
Other Information Shares
Sold	5,719,654	11,795,989
Issued in reinvestment of distributions	-	39,604
Redeemed	(7,856,600)	(16,745,342)
Net increase (decrease)	(2,136,946)	(4,909,749)

Financial Highlights

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.74	$ 12.15	$ 8.13	$ 9.55	$ 14.69
Income from Investment Operations
Net investment income (loss) C	.03	(.04)	.03	.09	.04 E
Net realized and unrealized gain (loss)	(2.68)	(.38)	3.97	(1.48)	(4.62)
Total from investment operations	(2.65)	(.42)	4.00	(1.39)	(4.58)
Less Distributions
From net investment income	-	(.02)	(.02)	(.05)	(.10)
In excess of net investment income	-	-	-	-	(.07)
From net realized gain	-	-	-	-	(.40)
Total distributions	-	(.02)	(.02)	(.05)	(.57)
Redemption fees added to paid in capital	.01	.03	.04	.02	.01
Net asset value, end of period	$ 9.10	$ 11.74	$ 12.15	$ 8.13	$ 9.55
Total Return A, B	(22.49)%	(3.24)%	49.80%	(14.44)%	(32.48)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.55%	1.37%	1.46%	1.83%	1.32%
Expenses net of voluntary waivers, if any	1.55%	1.37%	1.46%	1.83%	1.32%
Expenses net of all reductions	1.52%	1.35%	1.43%	1.79%	1.32%
Net investment income (loss)	.24%	(.23)%	.28%	1.07%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 206,012	$ 290,998	$ 360,682	$ 223,339	$ 278,847
Portfolio turnover rate	91%	88%	93%	95%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Investment income per share reflects a special dividend which amounted to $.02 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin and Southeast Asia less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe and Europe Capital Appreciation less than 30 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of each fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of ±.20% of each applicable fund's average net assets over a 36 month performance period.) The upward, or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. For the period, each fund's total annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable, was as follows:

Canada	.83%
China Region	.73%
Emerging Markets	.73%
Europe	.67%
Europe Capital Appreciation	.87%
Japan	.99%
Japan Smaller Companies	.73%
Latin America	.73%
Nordic	.73%
Pacific Basin	.96%
Southeast Asia	.98%

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, receives a sales charge of up to 3% for selling shares of each fund except Europe and Europe Capital Appreciation. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received and retained by FDC are shown under the caption "Other Information" on each fund's Statement of Operations.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Canada	.30%
China Region	.33%
Emerging Markets	.47%
Europe	.27%
Europe Capital Appreciation	.25%
Japan	.29%
Japan Smaller Companies	.32%
Latin America	.33%
Nordic	.31%
Pacific Basin	.34%
Southeast Asia	.33%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Canada	$ 93,645
China Region	$ 295,623
Emerging Markets	$ 309,121
Europe	$ 1,759,008
Europe Capital Appreciation	$ 1,371,076
Japan	$ 402,204
Japan Smaller Companies	$ 498,116
Latin America	$ 368,295
Nordic	$ 214,503
Pacific Basin	$ 1,078,727
Southeast Asia	$ 272,173

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds expenses. In addition through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction	Transfer Agent expense reduction

Canada	$ 152,447	$ -	$ 4,657
China Region	32,276	-	1,555
Emerging Markets	242,213	4,016	10,386
Europe	888,571	1,275	26,597
Europe Capital Appreciation	239,649	785	8,661
Japan	88,936	321	10,106
Japan Smaller Companies	59,184	214	9,318
Latin America	137,974	7,338	5,224
Nordic	93,998	-	2,426
Pacific Basin	100,013	50	23,131
Southeast Asia	72,455	89	4,563

9. Other Information.

At the end of the period, FMR or its affiliates each held more than 10% of the outstanding shares of the following funds:

Fund	Affiliated % of Shares Held	Number of Unaffiliated Shareholders	Unaffiliated Shareholders % of Shares Held
Japan Smaller Companies	23	-	-

At the end of the period, Fidelity Freedom Funds, managed by Strategic Advisers, Inc., an affiliate of FMR, were the record owner of approximately 24% of the total outstanding shares of Fidelity Europe Fund.

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

11. Litigation.

The Fidelity Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

12. Merger Information.

On July 24, 2000, July 26, 2000 and July 28, 2000, Fidelity Europe Fund acquired all of the assets and assumed all of the liabilities of Fidelity United Kingdom Fund, Fidelity Germany Fund and Fidelity France Fund (the acquired funds), respectively. The acquisitions, which were approved by the shareholders of the acquired funds on July 19, 2000, was accomplished by an exchange of 1,625,579 shares of the Fidelity Europe Fund for the 276,623 shares then outstanding (each valued at $13.31) of Fidelity United Kingdom Fund; for the 2,341,353 shares then outstanding (each valued at $19.94) of Fidelity Germany Fund; and for the 613,547 shares then outstanding (each valued at $20.22) of Fidelity France Fund.

The following table shows the net assets Europe Fund received in exchange for the shares issued from the following funds as a result of the merger:

Acquired Fund	Net Asset Value
Fidelity France Fund	$12,405,920
Fidelity Germany Fund	$46,686,578
Fidelity United Kingdom Fund	$ 3,681,852

Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The acquired funds net assets, included $470,489, $5,561,612 and $2,749,870 of unrealized appreciation from Fidelity United Kingdom Fund, Fidelity Germany Fund and Fidelity France Fund, were combined with Fidelity Europe Fund. The total net assets of Fidelity Europe Fund were $1,558,908,897 after the acquisition of Fidelity United Kingdom Fund; $1,606,679,049 after the acquisition of Fidelity Germany Fund; and were $1,556,034,114 after the acquisition of Fidelity France Fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund,

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund,

Fidelity Southeast Asia Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2001

Annual Report

Independent Auditors' Report

|

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund, (the Fund), a fund of Fidelity Investment Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2001

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Canada	12/11/00	$1.055	$.015
Europe	12/11/00	$.173	$.053
Europe Capital Appreciation	12/18/00	$.139	$.029
Latin America Latin America	1/02/01 12/18/00	$.025 $.063	$.005 $.013
Nordic	12/18/00	$.066	$.036
Pacific Basin	12/18/00	$.192	$.020

The funds will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited

Officers

Edward C. Johnson 3d, President
Abigail P. Johnson, Senior Vice President
Phillip L. Bullen, Vice President
Stephen Binder, Jr., Vice President, Canada Fund
John Carlson, Vice President, Emerging Markets Fund
Ian Hart, Vice President, Europe Capital Appreciation Fund
William Kennedy, Jr., Vice President, Pacific Basin Fund
Allan Liu, Vice President, Southeast Asia Fund
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Paul F. Maloney, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Abigail P. Johnson
Edward C. Johnson 3d
Donald J. Kirk *
Marie L. Knowles *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

* Independent trustees

Custodians

The Chase Manhattan Bank
New York, NY

Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, Southeast Asia Fund

Brown Brothers Harriman & Co.
Boston, MA

Canada Fund, China Region Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund

Fidelity's International Equity Funds

Aggressive International Fund

Canada Fund

China Region Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

Global Balanced Fund

International Growth & Income Fund

Japan Fund

Japan Smaller Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

Annual Report

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

TIF-ANNPRO-1201 150208
1.538746.104

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